UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/13

Date of reporting period: 9/30/13

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, one of the most effective ways you can prepare for retirement is by establishing a long-term investment plan that is suited to how comfortable you are with the market’s ups and downs, how long you have to save and invest before retirement, and what your specific retirement goals are.”

September 30, 2013

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2013. Equities in the U.S. and abroad mostly advanced for the year, with many widely followed indexes posting double-digit returns. Political wrangling in Washington, the near-term future of the Federal Reserve’s Quantitative Easing program (“QE”), and news-making events from across the globe drove periods of volatility in both the stock and bond markets and kept the attention of investors throughout the period. Foreign stock markets were also positive for the year, and investor confidence mainly increased throughout the period. A depreciating U.S. dollar also helped boost the returns of foreign stocks for U.S. investors. Conversely, domestic fixed-income investments lost traction in the U.S. for the period.

The generally strong performance of equity markets during the year was encouraging, but investors are wise to avoid basing investment decisions on short-term trends, whether positive or negative. Adhering to certain investment guidelines, such as the ones below, can also help you along the way.

Investment guidelines to keep in mind

You are likely in it for the long run

Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

Make informed choices and seek professional guidance

You want to be confident you are giving yourself the best opportunity for success in your retirement investing, so it is important to select an appropriate combination of investments that aligns with that goal. If you work with a financial professional, this may be an excellent time to consider contacting him or her to help you monitor and evaluate your personal retirement investment strategy, make any appropriate adjustments, and help ensure that your plan remains compatible with your retirement income objectives.

Contribute as much as you can

When it comes to retirement planning, there are a lot of things you cannot control, such as the performance of the financial markets. But you can control how often and how much you save. Contributing as much as you can to your retirement account, and increasing those contributions when you are able, will help you to keep your investment goals on track.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to prepare for your future – one you can prepare to enjoy on your terms. In our view, one of the most effective ways you can prepare for retirement is by establishing a long-term investment plan that is suited to how comfortable you are with the market’s ups and downs, how long you have to save and invest before retirement, and what your specific retirement goals are. Thank you for your ongoing confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2013

Stock markets continue upward march despite ongoing challenges

For the year ended September 30, 2013, investors drove stocks higher in an environment that included the U.S. presidential election, multiple political standoffs over the federal budget, the acceleration of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), mixed trends in economic indicators in the U.S., and varying degrees of economic recovery in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. In September 2012, the Fed increased the bond purchases that constitute QE to $85 billion, adding $45 billion in mortgage-backed securities to a monthly shopping list that already included $40 billion in longer-dated Treasuries. The Fed’s actions helped support the prices of bonds by keeping demand high and contributed to the positive environment for stocks. The Fed kept QE in full force for the entire yearlong period and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases.

The price of oil traded up and down, but followed an overall trend of advancement throughout much of the year. The commodity started the period on October 1, 2012 at more than $92 per barrel, dipped to $85 in November, crested above $110 in early September, and closed the year at about $102. Gas prices declined throughout the fourth quarter of 2012, giving consumers some relief at the pumps at the beginning of the period, but rose substantially in the first quarter of 2013. The average price moved in a range between approximately $3.50 and 3.70 per gallon for much of the second and third quarter before dropping to around $3.40 by the end of the yearlong period. Gold lost some of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,771 per ounce and mainly drifted downward before closing at approximately $1,328 at the end of September 2013.

Market performance

Equity markets rewarded investors once again during the year ended September 30, 2013. The Russell 2000® Index, representing small-capitalization stocks, was the leader among broad-market indexes in the U.S., rising an impressive 30.06%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, also did well and gained 23.77%. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 21.03% for the year. The S&P 500® Index of large-capitalization U.S. stocks posted a 19.34% advance, while the blue-chip Dow Jones Industrial AverageSM rose 15.59%. Stocks from developing economies did not fare as well as most other categories, but still landed in positive territory, with the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, managing a 0.98% return for the year.

Bonds underperformed equities by a substantial margin during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 1.68%. Unrelenting low interest rates continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.07%. Investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.14% for the year.*

Fourth quarter 2012: Many U.S. stocks down for the quarter

During the fourth quarter of 2012, investors first focused primarily on the U.S. national elections and then turned their attention to the “fiscal cliff.” (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The elections and fiscal cliff created two major sources of uncertainty for the financial markets. Despite the uncertainty, U.S. stocks fell only modestly in the fourth quarter, but the slight change from beginning to end masked considerable volatility during the period. Signs of continued economic recovery in the United States gave investors some reason for optimism, despite the challenges brought about by the fiscal cliff. In October 2012, the Department of Labor reported an unexpected drop in the unemployment rate – from 8.1% to 7.8%. That same month, momentum in the housing market continued, as it was reported that the year-over-year median sales price rose the most since 2005 on strong demand, and housing starts surged by 15% to the highest level in four years.

Superstorm Sandy battered the East Coast as October drew to a close, bringing widespread damage and flooding and forcing U.S. financial markets to suspend operations for two days. In November, equity investors seemed relieved that the U.S. presidential election was over, but fiscal cliff concerns accelerated along with worries about the long-term economic impact of Superstorm Sandy. Aside from the fiscal cliff drama, the month of December was generally good for economic data, as job growth, increased construction spending, and an unexpected increase in vehicle sales were bright spots early in the month. In addition, reports released later in the month indicated an upward revision of more than 3% to the third-quarter gross domestic product (“GDP”) final reading, continued strength in housing data, and increases in consumer spending and incomes.

In news from around the world, the European Union (“EU”) won the Nobel Peace Prize in October 2012, signaling the Nobel Committee’s approval of the EU’s and the European Central Bank’s support of Greece, Portugal, and Spain. In November, Greece’s parliament hesitated to vote for another round of austerity, which caused European equities and the euro currency to sell off. In December, Japan’s announcement of stimulus to expand the country’s asset purchase program by more than 10% contributed to weakness in the Japanese yen. After slowing for much of 2012, China’s economy stabilized somewhat, along with other emerging markets in fourth-quarter 2012. China’s trade surplus ended 2012 at a four-year high, but the nation’s total trade growth rate was below the government’s target.

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the fiscal cliff were confirmed late on January 1, 2013. In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. In February, uncertainty over Italian elections led to a hung parliament, which struck fresh fears into the euro zone. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for current Fed Chairman Bernanke, who is expected to step down in January 2014. Summers’ decision seemed to clear the field for Fed Vice Chairwoman Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default. Sixteen days into the shutdown, legislators worked out a deal to fix both issues for the short term, President Obama signed the bill into law in the early hours of October 17, and federal workers were expected to return to work that same day.

In the waning days and aftermath of the year ended September 2013, investors got some insight into the kinds of challenges that may create market disruptions in the coming year, including the inevitable end of QE and new rounds of political wrangling in Washington over the federal budget and U.S. debt ceiling, which are likely to occur in January and February 2014, respectively. Investors will also keep an eye out for improving economic growth here and abroad to create a favorable environment for stocks and bonds once QE ends. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that the Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 0.01%, trailing the 0.07% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.01% return. The Fund’s Class S Shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Money market funds continued to return low nominal yields due to the Federal Reserve’s (the “Fed”) accommodative stance on interest rates. During the year, short-term interest rates continued to decline as a result of Fed monetary policy. Additionally, a seasonal contraction in Treasury bill supply took place early in the second quarter – around April 15 – and commercial paper rates declined a few basis points as a result, when demand for these short-term notes increased. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) The decline in income available from these securities slightly impacted Fund performance, but the Fund was able to offset the negative impact by taking advantage of opportunities in floating-rate corporate bonds, particularly during the second quarter of 2013.

In this low interest rate environment, the Fund did not change strategy and focused largely on allocations to high-quality commercial paper over Treasury bills, which benefited the Fund and allowed for additional income and stronger relative performance. The Fund continued to avoid investing in commercial paper from European banks during the reporting period. This benefited the Fund’s overall credit quality, but did limit the opportunity for higher yields.

Subadviser outlook

Throughout much of the last six months, some market participants have shifted out of long-term bonds and into shorter-term issues, as longer-term interest rates have started to move up from their historically low levels. Many investors have been shortening the duration of their portfolios, which has caused increased demand in money market securities. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

Short-term rates have undergone only minor changes in the recent environment. In our view, the end of the Quantitative Easing program (QE) and Fed increases to short-term rates could be a couple years apart from each other. Given the current market environment of slow growth and low front-end interest rates, we continue to believe that focusing on high-quality credit issuers in short maturities is a sound strategy that will allow us to quickly adjust to changing market conditions and maintain our commitment to preservation of principal and liquidity.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Commercial Paper	74.4%
Corporate Debt	10.7%
Discount Notes	8.4%
U.S. Treasury Bonds & Notes	8.3%
Certificates of Deposit	1.9%
Time Deposits	0.2%

Total Short-Term Investments	103.9%
Other Assets and Liabilities	(3.9)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y, and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	0.01%	0.12%	1.54%
Class A	0.02%	0.09%	1.36%
Class Y	0.01%	0.11%	1.48%
Citigroup 3-Month Treasury Bill Index	0.07%	0.15%	1.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 1.43%, outperforming the 0.37% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and asset allocation were the primary contributors to Fund performance over the past 12 months. Positioning in short-term investment-grade corporate bonds was a primary performance driver, and the Fund’s allocation to short-term, BBB rated holdings in the industrials sector was particularly beneficial. The Fund’s positioning in high-yield bonds also helped performance, while an underweight position, relative to the benchmark, in bonds of foreign governments detracted slightly from full-year results. From an industry perspective, Fund holdings in real estate investment trusts (REITs) and banking proved particularly helpful to performance, while Fund holdings in the construction, home construction, and oil refining market segments hindered relative performance. The Fund maintained its overweight allocation to investment-grade corporate bonds and a 5% allocation to high-yield bonds. In both sectors, the Fund favors shorter industrial and finance bonds with a duration of less than three years and an emphasis on diversification. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) was the main contributor to performance within the securitized bonds sector, as improving fundamentals, declining delinquency rates, and income from the securities helped drive performance. Non-agency mortgage-backed securities (“MBS”), including asset-backed securities (“ABS”), also benefited the Fund. (Non-agency securities are issued and/or guaranteed by entities other than government agencies.) American consumers have continued to reduce their debt levels and home values have generally started to rebound, contributing to performance in these non-agency bonds. The Fund’s positioning in agency MBS offered a slight contribution to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Agency securities sold off in the summer, on investor concerns that the Federal Reserve (the “Fed”) would stop MBS purchases by ending its Quantitative Easing program (QE), but ultimately rebounded as the Fed delayed any immediate tapering of QE.

The Fund’s bond maturity positioning was the main detractor from performance, as longer-term interest rates rose when Fed Chairman Bernanke made comments suggesting the possibility that QE bond purchases might start slowing down or “tapering” starting in the fourth quarter of 2013. However, the longer-term interest rate increases had little net negative impact on the Fund, as short-term interest rates declined during the period and offset much of the impact of the rise in longer-term rates. The Fund’s underweight position in Treasuries also hindered performance.

The Fund’s use of derivatives modestly detracted from performance over the last year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

U.S. economic data is running ahead of expectations, but the U.S. economy is growing at a lackluster pace. The fiscal policy/stalemate environment on Capitol Hill continues to provide ongoing challenges, and we are closely monitoring Europe and China for any changes in market and economic conditions. The Fed has delayed its decision to slow the pace of the QE. The federal funds rate could go unchanged into 2015, although our view is that longer-term interest rates will be poised to rise. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

The past year’s combination of increased volatility and periods of lower prices has opened up pockets of relative value on a security-specific basis, and recent outflows from high-yield and emerging-market bonds have resulted in higher yields across the fixed-income markets. In our view, this environment may provide the opportunity for strategies that focus on fundamentals-based security selection to forge ahead.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Corporate Debt	37.7%
Non-U.S. Government Agency Obligations	18.2%
U.S. Government Agency Obligations and Instrumentalities	2.6%
U.S. Treasury Obligations	1.9%
Municipal Obligations	0.5%

Total Long-Term Investments	60.9%
Short-Term Investments and Other Assets and Liabilities	39.1%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	1.43%	4.80%	3.97%
Class A	0.99%	4.41%	3.59%
Class A (sales load deducted)*	-2.55%	3.67%	3.22%
Class Y	1.33%	4.75%	3.94%
Class L	1.27%	4.66%	3.84%
Class N	0.74%	4.09%	3.27%
Class N (CDSC fees deducted)*	-0.25%	4.09%	3.27%
Barclays U.S. 1-3 Year Government Bond Index	0.37%	1.84%	2.68%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 3.50% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class Z and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 12/3/10 - 9/30/13
Class Z	1.62%	2.78%
Barclays U.S. 1-3 Year Government Bond Index	0.37%	0.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned -6.22%, modestly underperforming the -6.10% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

TIPS posted negative returns over the last 12 months, with the majority of the selloff coming in May and June of 2013 – as rising interest rates, in tandem with muted inflation figures, resulted in reduced demand for TIPS. Outflows from the sector further exacerbated the selloff. The catalyst for higher interest rates stemmed from discussions by Federal Reserve (the “Fed”) officials regarding the central bank’s slowdown (or “tapering”) of its Quantitative Easing program (QE).

Consumer price inflation and inflation expectations remained stable during the year, with Headline Consumer Price Index (“CPI”) modestly declining from 1.7% to 1.5% on a year-over-year basis. Core CPI remained largely unchanged, decreasing from 1.9% to 1.8% on a year-over-year basis and remaining below the Fed’s inflation objective. (CPI measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices.)

In addition to TIPS, the Fund also invested in high-quality, income-producing asset-backed securities (“ABS”) and money market securities – both of which contributed to the Fund’s performance. ABS were the main drivers of performance, with Fund holdings in auto loans and U.S. government-guaranteed student loans as the primary contributors. The Fund’s allocation to high-quality commercial paper also helped performance over the period. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund used derivatives – securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties – mainly for hedging purposes during the year to help. Overall, the Fund’s derivative positions made a meaningful contribution to performance for the year.

Subadviser outlook

U.S. and global economies continued to show signs of modest recovery during the year. However, the level and volatility of rates bear watching, as the Fed gauges its asset purchases and economic data to measure the strength of the recovery. Inflation

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

expectations are generally firm. We remain constructive on the TIPS market longer term, yet expect to proceed with caution in the near term. In our view, potential challenges from the Fed’s inevitable exit from QE, as well as potential short-term risks associated with fiscal policy stalemates, continue to weigh on the market.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

U.S. Treasury Obligations	101.0%
Non-U.S. Government Agency Obligations	36.3%
Corporate Debt	1.6%
Municipal Obligations	0.3%
U.S. Government Agency Obligations and Instrumentalities	0.1%

Total Long-Term Investments	139.3%
Short-Term Investments and Other Assets and Liabilities	(39.3)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/31/03 - 9/30/13
Class S	-6.22%	5.18%	4.93%
Class A	-6.62%	4.74%	4.43%
Class A (sales load deducted)*	-11.06%	3.72%	3.91%
Class Y	-6.35%	5.04%	4.81%
Class L	-6.46%	4.89%	4.66%
Class N	-6.84%	4.43%	4.16%
Class N (CDSC fees deducted)*	-7.74%	4.43%	4.16%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-6.10%	5.31%	5.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class Z and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 3/1/11 - 9/30/13
Class Z	-6.12%	4.57%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-6.10%	4.52%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned -0.81%, outperforming the -1.68% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection was the primary contributor to the Fund’s performance during the period, and the Fund benefited from its holdings in investment-grade corporate bonds, particularly in bonds from the industrials sector, where Fund holdings in bonds from financial and metals and mining companies led the pack. Opportunistic positioning in short-term high-yield bonds offered a boost to the Fund’s returns. Conversely, Fund holdings in the integrated oil and cable sectors underperformed and hindered overall Fund performance. During the first quarter of 2013, the Fund decreased the interest-rate exposure of its corporate bond holdings. The Fund held a neutral position, relative to the benchmark, in corporate bonds with maturities longer than 10 years – and an overweight stake in corporate bonds with maturities of shorter than 10 years. Security selection remains critical in corporate bonds, as we believe domestic corporate health has peaked. Indeed, our research suggests that revenues, earnings, and cash flows have turned marginally lower, while the number of companies issuing additional bonds (therefore taking on additional debt) for specific events seems to have been ramping up, which may increase the risk for existing bond holders.

In securitized bonds, the Fund tactically traded the mortgage-backed securities (“MBS”) sector during the year. The Fund’s positioning in MBS with lower stated interest rates, relative to the benchmark, was the main detractor from performance. Conversely, holdings in the commercial mortgage-backed securities (“CMBS”) sector proved to be the best performers within the Fund’s securitized bond component over the past year, with the performance of the Fund’s CMBS benefiting from a reduction in interest-rate exposure during the first quarter of 2013. The Fund held an overweight position in non-agency mortgage-backed securities – particularly in asset-backed securities (“ABS”) – which also benefited the Fund’s relative performance during the period. (Non-agency securities are issued and/or guaranteed by entities other than government agencies.)

The Fund’s use of derivative instruments slightly detracted from performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

U.S. economic data is running ahead of expectations, but the U.S. economy is growing at a lackluster pace. The fiscal policy/stalemate environment on Capitol Hill continues to provide ongoing challenges, and we are closely monitoring Europe and China for any changes in market and economic conditions. The Federal Reserve has delayed its decision to slow the pace of the Quantitative Easing program (QE). The federal funds rate could go unchanged into 2015, although our view is that longer-term interest rates will be poised to rise. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

The past year’s combination of increased volatility and periods of lower prices has opened up pockets of relative value on a security-specific basis, and recent outflows from high-yield and emerging-market bonds have resulted in higher yields across the fixed-income markets. In our view, this environment may provide the opportunity for strategies such as the Fund, which focus on fundamentals-based security selection, to forge ahead.

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Corporate Debt	44.5%
U.S. Government Agency Obligations and Instrumentalities	25.3%
Non-U.S. Government Agency Obligations	15.0%
U.S. Treasury Obligations	11.5%
Municipal Obligations	1.1%
Sovereign Debt Obligations	0.9%
Preferred Stock	0.2%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	-0.81%	6.50%	4.87%
Class A	-1.20%	6.10%	4.48%
Class A (sales load deducted)*	-5.90%	5.07%	3.98%
Class Y	-0.94%	6.43%	4.84%
Class L	-1.03%	6.35%	4.73%
Class N	-1.53%	5.75%	4.17%
Class N (CDSC fees deducted)*	-2.48%	5.75%	4.17%
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class Z and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 12/3/10 - 9/30/13
Class Z	-0.70%	4.28%
Barclays U.S. Aggregate Bond Index	-1.68%	3.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 0.40%, outpacing the -1.68% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection was the primary driver of the Fund’s full-year performance. Corporate bonds, especially high-yield bonds, were the best performers in the Fund, as lower-quality BBB and BB rated corporate bonds and broad diversification within the category helped boost performance despite the challenging interest rate environment. The Fund maintained its overweight stake in higher-quality corporate bonds, as fundamentals are still strong in that sector. We increased the Fund’s allocation to convertible bonds based on their compelling valuations, which benefited the Fund. The Fund’s bonds from oil and gas producers and diversified telecommunications were performance drivers, while Fund positions in integrated oil and retail stores bonds slightly detracted from results. The strong yield opportunities offered by real estate investment trusts (REITs) led us to build on the Fund’s substantial position in the sector.

The Fund maintained an overweight allocation to non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”). (Non-agency securities are issued and/or guaranteed by entities other than government agencies.) The Fund’s holdings in non-agency MBS were the best performers within the securitized sectors, and security selection and increased demand for bonds in this group helped the Fund’s performance over the period. The Fund’s holdings in CMBS also contributed. We reduced the Fund’s allocation to agency MBS during the period, and the Fund held an underweight allocation to that sector at the end of the period. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

The Fund uses derivative instruments – securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties – mainly for hedging purposes. Overall, the Fund’s derivative positions detracted from performance for the year.

Subadviser outlook

U.S. economic data is running ahead of expectations, but the U.S. economy is growing at a lackluster pace. The fiscal policy/stalemate environment on Capitol Hill continues to provide ongoing challenges, and we are closely monitoring Europe and China for any changes in market and economic conditions. The Federal Reserve has delayed its decision to slow the pace of the Quantitative Easing program (QE). The federal funds rate could go unchanged into 2015, although our view is that longer-term interest rates will be poised to rise. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

The past year’s combination of increased volatility and periods of lower prices has opened up pockets of relative value on a security-specific basis, and recent outflows from high-yield and emerging-market bonds have resulted in higher yields across the fixed-income markets. In our view, this environment may provide the opportunity for strategies such as the Fund, which focus on fundamentals-based security selection, to forge ahead.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Corporate Debt	47.4%
U.S. Government Agency Obligations and Instrumentalities	26.0%
Non-U.S. Government Agency Obligations	13.8%
U.S. Treasury Obligations	9.4%
Sovereign Debt Obligations	1.1%
Municipal Obligations	0.6%
Preferred Stock	0.2%
Common Stock	0.1%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	0.40%	6.84%	5.01%
Class A	-0.05%	6.52%	4.74%
Class A (sales load deducted)*	-4.80%	5.48%	4.23%
Class Y	0.34%	6.80%	5.02%
Class L	0.26%	6.78%	5.01%
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class Z and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 12/3/10 - 9/30/13
Class Z	1.36%	5.89%
Barclays U.S. Aggregate Bond Index	-1.68%	3.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 10.51%, outperforming the 7.14% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the last 12 months, the Fund outperformed the benchmark due to strong security selection and prudent risk allocation. At the beginning of the period, the Fund held an overweight position, relative to the benchmark, in bonds in the B and CCC ratings categories and an underweight stake in BB bonds. The Fund maintained its overweight allocation to bonds in the B and CCC categories due to their compelling relative valuations and the continuation of an accommodative environment, which benefited the Fund, as these lower-rated tiers of the market outperformed.

During the year, the Fund’s key overweight positions by sector included energy, diversified manufacturing, automotive, chemicals, industrials, and technology. The Fund held underweight positions in the health care, wireless, metals and mining, media non-cable, electric utility, consumer non-cyclical, and finance and banking sectors. New issues for high-yield bonds continued at a record pace and reached $311 billion in 2013 as of end of the period. Companies predominantly used proceeds from new bond issues to refinance debt at lower rates.

In May and June, bond investments experienced record outflows against the backdrop of potential tapering of the Federal Reserve’s (the “Fed”) Quantitative Easing program (QE) and rising Treasury yields. Toward the end of the reporting period, high-yield bond investments underwent a wave of inflows amid higher demand and a rally in Treasuries, as a result of the Fed’s announcement to delay tapering. The positive performance of the Fund reflects, in part, the strength in the high-yield bond market and investor appetite for yield.

The Fund does not use derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.

Subadviser outlook

In general, we believe U.S. high-yield bond fundamentals are likely to remain relatively stable, following significant corporate balance sheet improvements over the last three years. We believe corporate fundamentals, including balance sheet leverage and earnings growth, are likely to remain stable over the coming year. We also expect default rates in the U.S. to remain below their historical averages for the foreseeable future. In our view, high-yield bonds have strong total return potential relative to other fixed-income asset classes.

We believe that the timing and pace of the Fed’s tapering, along with the debate around the U.S. budget and debt ceiling, will likely have a bearing on the performance of high-yield bonds in the future. We expect further bouts of volatility due to continued uncertainties surrounding the direction of Fed policy, interest rates, inflow/outflow activity, and global economic growth.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Corporate Debt	93.0%
Bank Loans	1.9%
Common Stock	0.3%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class Y	10.56%	11.37%	8.04%
Barclays U.S. Corporate High-Yield Bond Index	7.14%	13.53%	8.85%

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class S	10.51%	11.39%	7.47%
Class A	10.09%	10.93%	7.01%
Class A (sales load deducted)*	3.76%	9.62%	6.30%
Class L	10.40%	11.19%	7.27%
Class N	9.69%	10.58%	6.67%
Class N (CDSC fees deducted)*	8.69%	10.58%	6.67%
Barclays U.S. Corporate High-Yield Bond Index	7.14%	13.53%	8.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Z and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 3/1/11 - 9/30/13
Class Z	10.75%	9.88%
Barclays U.S. Corporate High-Yield Bond Index	7.14%	7.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return by investing, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund primarily invests in fixed income securities in markets represented in the Citigroup World Government Bond Index (Excluding US), the Fund’s benchmark index. The Fund’s subadviser is Baring International Investment Limited (Baring).

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that Premier International Bond Fund will be dissolved. Effective on or about November 8, 2013 (the “Termination Date”), shareholders of the various classes of shares of each Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned -7.14%, trailing the -5.65% return of the Citigroup Non-USD World Government Bond Index (the “benchmark”), a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s relative underperformance over the period was primarily due to our cautious view on the euro zone. Although we moderated our view in reaction to the introduction of the European Central Bank’s Open Monetary Transactions (OMT) program (with its aim of supporting peripheral economies), the Fund de-emphasized the euro in its currency strategy and maintained a consistent overall bond market allocation throughout the period, both of which hurt the Fund’s relative performance. However, the Fund’s allocation to bonds from peripheral European markets (Italy, Spain and Ireland) increased to an overweight position, relative to the benchmark, as financial conditions stabilized – a move that helped offset some losses.

Also with regard to the currency strategy of the Fund, significant positioning in the South African rand and a lighter weighting in U.K. sterling hurt performance. On the positive side, the Fund’s de-emphasis of the Japanese yen contributed positively. The yen was the worst-performing of the major currencies over the period, as the Bank of Japan became increasingly accommodative in its aim of achieving a 2% inflation target.

The Fund’s overall bond market allocation hampered relative performance. Overweight stakes in bonds from the U.K. and Australia, along with an underweight allocation to European bonds, were notable detractors. The Fund’s overweight allocation to Polish bonds offset some of these losses, as the National Bank of Poland made a series of interest rate cuts, which helped support the bond market. The Fund’s underweight allocation to Japan further helped performance. Positioning with regard to the Fund’s sensitivity to interest rate changes also helped boost overall performance.

Subadviser outlook

In terms of investment strategy, we have less conviction in core government bond markets – and this is reflected in the Fund’s underweight allocation to the U.S. and Japan. We are more positive on highly rated bonds, such as those from international organizations transcending national boundaries (known as supranationals) and government-guaranteed debt within these markets, as we believe the Fund will more likely be able to gain from additional demand for these securities. Overall, we continue to diversify approximately a third of the portfolio into investment types that are not represented in the benchmark. While we acknowledge that risks have increased in emerging markets, we remain positive on selected markets, where our view is that robust fundamentals are likely to help ensure that their economies can withstand capital outflows.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Bond Fund Country Weightings (% of Net Assets) on 9/30/13

Japan	12.7%
Italy	11.2%
France	10.5%
Netherlands	8.0%
Canada	7.5%
Australia	5.9%
Mexico	5.9%
Poland	5.8%
Spain	5.6%
Luxembourg	5.5%
United Kingdom	5.1%
Belgium	3.4%
Austria	3.3%
Ireland	2.3%
United States	1.7%
Finland	1.5%
Sweden	1.5%
Germany	0.8%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier International Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Sovereign Debt Obligations	80.1%
Corporate Debt	18.1%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/20/07 - 9/30/13
Class S	-7.14%	3.70%	3.46%
Class A	-7.59%	3.24%	2.99%
Class A (sales load deducted)*	-11.98%	2.24%	2.13%
Class Y	-7.26%	3.63%	3.40%
Class L	-7.27%	3.53%	3.28%
Citigroup Non-USD World Government Bond Index	-5.65%	4.27%	4.18%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 11.17%, trailing the 19.34% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – and the 23.77% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. Conversely, the Fund’s Class S shares outpaced the -1.68% return of the Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Additionally, the Fund trailed the 11.55% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and modestly outpaced the 11.09% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

Throughout most of the year, the Fund held an overweight position in U.S. equities, relative to the 50% equity allocation of the Custom Balanced Index, with a particular emphasis on banks. The difference between U.S. long-term interest rates and short-term interest rates rose sharply over the past year, which helped the profitability of banks and other financial institutions, since they generally tend to borrow at short-term interest rates and lend at long-term rates. Bank of America rose substantially on increased profitability, due in part, to net interest income growth. The Fund also benefited from an overweight position in First Solar, an American manufacturer of solar panels with strong cash flow metrics that was trading at a significant discount to the market.

On the negative side, the Fund held an underweight position in biotechnology stocks, an industry that soared over the past year. The Fund’s international investments also hampered performance because of the impact of an overweight position in emerging market equities, which significantly trailed their counterparts in developed markets. Many emerging markets are highly correlated to commodity prices, which declined more than 8% over the yearlong period, due in part to the slowdowns in both China and Europe.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

The Fund’s bond investments struggled on an absolute basis due to rising interest rates, but outperformed relative to the bond component’s benchmark on the heels of modest, but steady, economic growth. (Bond prices move in the opposite direction of interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) The Fund’s allocations to investment-grade and high-yield corporate bonds, convertible bonds, and consumer asset-backed securities (“ABS”) benefited the Fund during the year.

The Fund’s use of derivative instruments detracted from performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Domestic stocks rose more than 20% during the past year and have more than doubled since the market bottomed in 2009. In our view, the current valuation levels are consistent with a 5% to 10% potential annualized return over the next 10 years. We believe these returns have the potential to outperform most fixed-income investments. Before the 2008-2009 financial crisis, it was difficult to find quality U.S. stocks that, after accounting for capital expenditures, yielded more than bonds. Today, our view is that there are still many quality large-capitalization domestic stocks that are generating large amounts of free cash flow that also have the potential for future growth. We think such investments represent compelling value relative to most fixed-income alternatives. Despite the volatility in the equity market, our view is that those who are investing in the growth of profitability in corporate America may reap rewards in the future.

With respect to fixed-income investments, we believe that the trend of asset flows out of bonds and emerging markets, rising interest rates, the possibility that the Federal Reserve may begin tapering its Quantitative Easing program (QE), and peaking corporate fundamentals should make investors cautious in the near-term environment.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Common Stock	53.1%
Corporate Debt	13.7%
Mutual Funds	8.2%
U.S. Government Agency Obligations and Instrumentalities	7.6%
U.S. Treasury Obligations	4.6%
Non-U.S. Government Agency Obligations	4.6%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.3%
Preferred Stock	0.1%

Total Long-Term Investments	92.5%
Short-Term Investments and Other Assets and Liabilities	7.5%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	11.17%	8.64%	6.60%
Class A	10.50%	8.03%	6.01%
Class A (sales load deducted)*	4.14%	6.75%	5.39%
Class Y	10.92%	8.44%	6.43%
Class L	10.69%	8.27%	6.26%
S&P 500 Index#	19.34%	10.02%	7.56%
MSCI EAFE Index	23.77%	6.35%	8.00%
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%
Lipper Balanced Fund Index	11.55%	8.08%	6.42%
Custom Balanced Index	11.09%	8.44%	6.54%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global Institutional). Effective April 19, 2013, the name of this subadviser changed from OFI Institutional Asset Management, Inc. to OFI Global Institutional, Inc.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 22.56%, modestly outperforming the 22.30% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund’s 22.56% return also outpaced the 19.34% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark primarily within the industrials and telecommunication services sectors as a result of better relative stock selection – and in the energy and utilities sectors as a result of underweight positioning, relative to the benchmark, in these weaker-performing sectors. The Fund underperformed primarily in the information technology and health care sectors, where stock selection detracted from performance, and due to a relatively underweight position in financials, which performed well overall.

Fund holdings that were top individual contributors during the period included Lowe’s (consumer discretionary), drug retail chain giant Walgreen (consumer staples), and leading investment firm Goldman Sachs (financials). Lowe’s is a home improvement retailer that benefited from the continued improvement in housing. Drug store operator Walgreen performed particularly well for the period. In 2012, the company acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong and Alliance Boots contributed positively to Walgreen’s results. In a favorable environment for financials, Goldman Sachs saw an increase in underwriting services and its investment banking business performed solidly. Goldman Sachs also implemented a number of cost-cutting measures during the period.

Fund holdings that detracted from Fund performance included consumer electronics manufacturer Apple (information technology), international pharmaceutical company Teva Pharmaceutical (health care, Israel), and multinational telecommunications corporation AT&T (telecommunication services). Apple, the manufacturer of the iPhone, iPod, and iPad, generated investor concerns over the maturation of high-end smartphone markets in developed countries. There were also worries over increased competition from other smartphone makers, such as Samsung and HTC. Israel-based Teva Pharmaceutical, one of the world’s largest manufacturers of generic pharmaceuticals, saw earnings slip as sales of generic drugs decreased. Finally, AT&T declined early in the reporting period – and the Fund exited the position.

Subadviser outlook

Uncertainty about the health of the euro zone, the duration of the Federal Reserve’s Quantitative Easing program (QE), the political gridlock in Washington, and the risk of deceleration in China continues to weigh on the global economy. Although the U.S. economy has remained resilient, it continues to grow at a below-normal expansionary pace. The U.S. economy’s strength has benefited from productivity gains, low structural energy costs, and a relatively attractive currency. Looking forward, we expect the U.S. economy to retain many of these relative positives and for the markets to reward companies demonstrating consistent quality, growth, and innovation.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/13

Citigroup, Inc.	3.3%
General Electric Co.	3.3%
Suncor Energy, Inc.	2.5%
Apple, Inc.	2.3%
Cisco Systems, Inc.	2.3%
United Technologies Corp.	2.0%
The Goldman Sachs Group, Inc.	1.9%
American International Group, Inc.	1.8%
Eaton Corp. PLC	1.8%
Lowe’s Cos., Inc.	1.7%

22.9%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/13

Financial	23.9%
Consumer, Non-cyclical	18.1%
Industrial	12.7%
Energy	11.6%
Technology	11.1%
Consumer, Cyclical	10.8%
Communications	6.6%
Utilities	3.9%
Mutual Funds	0.9%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Value Fund Country Weightings (% of Net Assets) on 9/30/13

United States	78.5%
Switzerland	5.4%
Canada	4.0%
United Kingdom	2.9%
Ireland	2.5%
France	1.9%
Netherlands Antilles	1.2%
Germany	0.7%
Israel	0.6%
Liberia	0.5%
Japan	0.5%
Netherlands	0.5%
Spain	0.4%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class L	22.32%	8.03%	6.62%
Russell 1000 Value Index#	22.30%	8.86%	7.98%
S&P 500 Index	19.34%	10.02%	7.56%

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class S	22.56%	8.26%	5.37%
Class A	21.94%	7.72%	4.85%
Class A (sales load deducted)*	14.92%	6.45%	4.15%
Russell 1000 Value Index#	22.30%	8.86%	6.54%
S&P 500 Index	19.34%	10.02%	6.77%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class Y	22.42%	8.13%	5.26%
Class N	21.54%	7.38%	4.50%
Class N (CDSC fees deducted)*	20.54%	7.38%	4.50%
Russell 1000 Value Index#	22.30%	8.86%	6.54%
S&P 500 Index	19.34%	10.02%	6.77%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index,* while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the benchmark. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 22.88%, outperforming the 22.30% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and sector allocation were the primary contributors to the Fund’s performance during the period. The difference between U.S. long-term interest rates and short-term interest rates rose sharply over the past year, which helped the profitability of financial institutions, since they generally tend to borrow at short-term interest rates and lend at long-term rates. The financial sector made up a disproportionate share of the Fund’s portfolio during the year, and the Fund benefited from this allocation. For example, Bank of America rose substantially on increased profitability, due in part to net interest income growth. The Fund also benefited by avoiding investment in gold mining stocks, which declined along with gold prices.

Fund management looks for value in stocks. The difficulty with value is that sometimes inexpensive stocks become even less expensive before the market recognizes their value. In 2013, the Fund purchased American Eagle Outfitters, on the belief that these shares represented value. However, in early August 2013, the shares tumbled, as the company announced that sales figures were lower than originally forecast. The Fund continued to hold an overweight position in American Eagle, relative to the benchmark, as Fund management believed the company would recover from its missteps and the market would eventually recognize its value.

The Fund is permitted to use derivative instruments, but did not during this reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Domestic stocks rose more than 20% during the past year and more than doubled since the market bottomed in 2009. In our view, the current valuation levels are consistent with a 5% to 10% annualized return over the next 10 years. We believe these returns have the potential to outperform most fixed-income investments. Our view is that the key to garnering these returns is likely to be investing in stocks or funds that can weather market downturns. We also believe that those who are investing in the growth of corporate America’s profitability have the potential to be rewarded moving forward.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/13

Exxon Mobil Corp.	4.4%
General Electric Co.	2.7%
Chevron Corp.	2.7%
Berkshire Hathaway, Inc. Class B	2.6%
The Procter & Gamble Co.	2.5%
Johnson & Johnson	2.5%
Wells Fargo & Co.	2.4%
JP Morgan Chase & Co.	2.4%
Pfizer, Inc.	2.3%
Bank of America Corp.	2.3%

26.8%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/13

Financial	29.6%
Consumer, Non-cyclical	18.5%
Energy	13.0%
Industrial	10.6%
Communications	7.1%
Technology	6.7%
Consumer, Cyclical	6.1%
Utilities	5.7%
Basic Materials	2.3%
Diversified	0.1%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class Y	22.82%	8.12%	7.59%
Russell 1000 Value Index	22.30%	8.86%	7.98%

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class S, Class A, Class A (sales load deducted), Class L, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class S	22.88%	8.23%	6.26%
Class A	22.26%	7.69%	5.68%
Class A (sales load deducted)*	15.23%	6.42%	4.98%
Class L	22.60%	7.99%	5.95%
Russell 1000 Value Index	22.30%	8.86%	6.54%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class N	21.92%	7.36%	5.35%
Class N (CDSC fees deducted)*	20.92%	7.36%	5.35%
Russell 1000 Value Index	22.30%	8.86%	6.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global Institutional). Effective April 19, 2013, the name of this subadviser changed from OFI Institutional Asset Management, Inc. to OFI Global Institutional, Inc.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 18.65%, trailing the 19.34 % return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed the benchmark primarily in the information technology sector, where weaker relative stock selection hampered the Fund’s results. The Fund underperformed to a lesser degree in the health care and consumer staples sectors due to weaker relative stock selection. Conversely, the Fund outperformed the benchmark primarily in the financials sector due to stronger relative stock selection and an overweight position, relative to the benchmark. The Fund also did well in the industrials sector, due to both favorable stock selection and underweight positioning.

On a stock-specific basis, the Fund holdings that most significantly detracted from performance during the reporting period were consumer technology giant Apple, Mexican telecommunication company America Movil, information technology leader IBM, National Oilwell Varco in the energy sector, and American energy company Kinder Morgan. Despite a boost to both Apple’s share repurchase and dividend, investors reacted negatively to management’s disappointing outlook forecast and further delays in the launch of innovative products. Consequently, we reduced the Fund’s allocation to Apple. America Movil provides communications – including telephone, video, and Internet services – primarily across Latin America. The stock fell on investor concerns over management’s proposed acquisition of KPN, a Dutch telecommunications provider. We maintained the Fund’s small position in this stock on the expectation that America Movil’s opportunity to grow earnings in Latin America will increase as telecommunications services gain further penetration in this region. IBM experienced declines as the computer giant sought to cut costs amid weak demand. The bulk of National Oilwell Varco’s declines occurred over the first half of the period. As energy prices started to decline in the North American market in the third quarter of 2012, drilling activity weakened. This reduced demand for National Oilwell Varco’s consumables and caused earnings estimates to recede. Kinder Morgan experienced declines early in the period and the Fund exited the position in late 2012.

Conversely, the top two performing Fund holdings were banks in the financials sector, Citigroup and JPMorgan Chase. The ongoing, albeit modest, improvement in the economy led to lower foreclosures, increased credit quality, and rising demand for mortgages. As a result, stocks of many banks benefited. Outside of the financials sector, Fund holdings Actavis (a global, integrated specialty pharmaceutical company in health care), Facebook (the social media giant in information technology), and Ford Motor (auto manufacturer in consumer discretionary) benefited the Fund’s performance. Shares of Actavis spiked when management announced a merger with Warner Chilcott, a leading Irish specialty pharmaceutical company – with the merged entity expected to benefit from revenue synergies with complementary product lines and cost rationalization. Facebook reported second-quarter results that topped expectations. And Ford Motor benefited as investors focused largely on the sustainability of improved auto sales.

Subadviser outlook

While the domestic economy continues to muddle along, fundamental company results – both top- and bottom-line growth – have slowed year-over-year. Additionally, our view is that profit margins are at, or near, peak levels. As we look forward, we believe that future earnings increases will likely result from an improved revenue outlook due to a pick-up in global gross domestic

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

product (GDP) growth, rising pricing power, and/or market share gains. Effective allocation of capital may also contribute to higher earnings for many companies, in our view. The cash that has been built up on corporate America’s balance sheets affords considerable flexibility. We expect company managements, which have demonstrated a commitment to enhancing shareholder value, to use this cash in a manner that leads to rising profitability.

Given this backdrop, we will strive to manage the Fund as an “all-weather” investment by targeting companies with sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. We plan to invest in companies for the Fund that are exhibiting these qualities and selling at compelling prices.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/13

JP Morgan Chase & Co.	4.3%
Apple, Inc.	4.1%
National Oilwell Varco, Inc.	3.5%
Chevron Corp.	3.4%
Discover Financial Services	3.2%
Express Scripts Holding Co.	3.2%
Philip Morris International, Inc.	3.0%
Covidien PLC	3.0%
AutoZone, Inc.	3.0%
International Business Machines Corp.	3.0%

33.7%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/13

Consumer, Non-cyclical	29.5%
Financial	16.6%
Communications	14.2%
Technology	10.5%
Energy	8.9%
Industrial	8.2%
Consumer, Cyclical	7.4%
Basic Materials	3.0%
Utilities	0.7%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/31/04 - 9/30/13
Class S	18.65%	10.11%	5.70%
Class A	18.18%	9.61%	5.19%
Class A (sales load deducted)*	11.38%	8.32%	4.48%
Class Y	18.71%	10.06%	5.59%
Class L	18.52%	9.87%	5.46%
Class N	17.82%	9.26%	4.87%
Class N (CDSC fees deducted)*	16.82%	9.26%	4.87%
S&P 500 Index	19.34%	10.02%	6.00%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Capital Appreciation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that the Fund’s subadviser believes may appreciate in value over the long-term, which may include newer companies or established companies of any market capitalization range (“growth companies”). Currently, the Fund primarily focuses on established companies that are similar in size to companies in the S&P 500® Index or the Russell 1000® Growth Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that Premier Capital Appreciation Fund will be dissolved. Effective on or about May 16, 2014 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 16.00%, trailing the 19.27% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance, relative to the benchmark, stemmed primarily from weaker relative stock selection in the consumer discretionary and information technology sectors. The Fund outperformed the benchmark in the materials sector due to favorable stock selection.

Fund holdings in information technology stocks Apple, Teradata, and Broadcom hindered Fund performance most significantly. Consumer electronics giant Apple experienced declines as investors remained concerned about the maturation of the market for high-end smartphones in developed countries. There were also concerns over increased competition from other smartphone manufacturers, such as Samsung and HTC. Teradata, a provider of analytic data solutions through its database management service, reported disappointing results as uncertainty about the U.S. economy led to a delay in the execution of certain customer contracts. And Broadcom, a semiconductor company for wired and wireless communications, declined after the company released a weak revenue forecast.

Fund holdings that benefited performance during the period included O’Reilly Automotive and Nike, in the consumer discretionary sector, and Biogen Idec, in the health care sector. O’Reilly Automotive is a retailer of auto parts that continued to benefit from an aging fleet of cars in the U.S. Nike is a provider of athletic apparel that experienced strong demand for its products during the year. Sales in North America remained strong and continued to grow in Europe. Biogen is a global biotechnology company that performed well on strong sales of its new multiple sclerosis drug, Tecfidera.

Subadviser outlook

Uncertainty about the health of the euro zone, the duration of the Federal Reserve’s Quantitative Easing program (QE), political gridlock in Washington, and the risk of deceleration in China’s economic growth rate continues to weigh on the global economy. Although the economy in the United States has remained resilient, it continues to grow at a below-normal pace. The U.S. economy’s resilience has benefited from strong productivity gains, low structural energy costs, and a relatively attractive currency.

Looking forward, we expect the U.S. economy to retain many of these relative positives and for the markets to reward those companies demonstrating consistent quality, growth, and innovation. We believe that companies with capital discipline, strong

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited) (Continued)

management, and sustainable competitive advantages have the greatest prospects for outperformance over time. We continue to manage the Fund with the philosophy that investing in a managed portfolio of high-quality growth stocks offers the greatest opportunity for success.

MassMutual Premier Capital Appreciation Fund Largest Holdings (% of Net Assets) on 9/30/13

Apple, Inc.	6.1%
Google, Inc. Class A	4.1%
The Walt Disney Co.	2.7%
Gilead Sciences, Inc.	2.6%
Biogen Idec, Inc.	2.5%
EMC Corp.	2.3%
Amazon.com, Inc.	2.2%
Twenty-First Century Fox, Inc.	2.0%
Nike, Inc. Class B	2.0%
The TJX Cos., Inc.	2.0%

28.5%

MassMutual Premier Capital Appreciation Fund Sector Table (% of Net Assets) on 9/30/13

Consumer, Non-cyclical	25.3%
Communications	19.3%
Technology	18.1%
Consumer, Cyclical	14.7%
Industrial	10.7%
Energy	5.2%
Financial	3.6%
Basic Materials	2.5%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/31/04 - 9/30/13
Class S	16.00%	8.39%	4.37%
Class A	15.55%	7.99%	3.98%
Class A (sales load deducted)*	8.91%	6.71%	3.28%
Class Y	15.89%	8.27%	4.25%
Class L	15.78%	8.13%	4.11%
Class N	15.12%	7.58%	3.60%
Class N (CDSC fees deducted)*	14.12%	7.58%	3.60%
Russell 1000 Growth Index	19.27%	12.07%	6.99%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index,* while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the benchmark. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 20.83%, outperforming the 19.27% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and sector allocation were the primary contributors to Fund performance during the period – during which companies that returned the most cash to shareholders through buybacks and dividends emerged as standouts in the low interest rate environment. Westlake Chemical, a chemical company that substantially increased its dividend over the past three years, is an example of such a Fund holding.

While the economy was growing, the distribution of income growth was heavily skewed toward the highest earners. One of the Fund’s largest underweight positions that contributed to the Fund’s performance, relative to the benchmark, was discount stores. These companies generally sell to the lower 80% of earners, where income growth has been muted since the economic recovery began. For example, Fund holding Dollar General is a stock in this industry. During this period, the Fund’s underweight position in the industry in general, and in Dollar General in particular, proved beneficial.

Biotechnology stocks did particularly well, returning more than 50% for the year. The Fund held an underweight stake in the biotechnology sector, which hampered relative performance. In general, Fund management tends to shun those companies that are not generating free cash flow, but that the market anticipates will do so in the future. Consequently, the Fund held a significantly underweight position in Regeneron Pharmaceuticals, due to the company’s lack of cash for investment in the business. Yet the stock was up more than 100% during the period, as investors seem to believe the company has a promising future.

The Fund is permitted to use derivative instruments, but did not during the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Domestic stocks rose more than 20% during the past year and more than doubled since the market bottomed in 2009. In our view, the current valuation levels are consistent with a 5% to 10% annualized return over the next 10 years. We believe these returns have the potential to outperform most fixed-income investments. Our view is that the key to garnering these returns is likely to be investing in stocks or funds that can weather market downturns. We also believe that those who are investing in the growth of corporate America’s profitability have the potential to be rewarded moving forward.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/13

Apple, Inc.	3.5%
Microsoft Corp.	3.2%
Google, Inc. Class A	2.3%
International Business Machines Corp.	2.1%
Oracle Corp.	1.8%
Verizon Communications, Inc.	1.7%
Comcast Corp. Class A	1.6%
PepsiCo, Inc.	1.5%
AbbVie, Inc.	1.4%
Philip Morris International, Inc.	1.4%

20.5%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/13

Consumer, Non-cyclical	26.8%
Technology	16.8%
Consumer, Cyclical	16.2%
Communications	15.0%
Industrial	12.1%
Financial	5.3%
Energy	4.4%
Basic Materials	3.2%
Utilities	0.1%
Diversified	0.1%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class Y	20.79%	12.06%	7.82%
Russell 1000 Growth Index	19.27%	12.07%	7.82%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class S, Class A, Class A (sales load deducted), Class L, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class S	20.83%	12.13%	7.75%
Class A	20.27%	11.62%	7.29%
Class A (sales load deducted)*	13.36%	10.30%	6.58%
Class L	20.58%	11.90%	7.54%
Russell 1000 Growth Index	19.27%	12.07%	7.75%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund (formerly known as MassMutual Premier Small/Mid Cap Opportunities Fund), and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small-cap companies. The subadviser currently considers “small-cap” companies to be those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. Effective April 29, 2013, the name of this Fund changed from MassMutual Premier Small/Mid Cap Opportunities Fund to MassMutual Premier Small Cap Opportunities Fund and the Fund’s investment strategy changed from investing in small- and mid-capitalization companies to investing in small-capitalization companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global Institutional). Effective April 19, 2013, the name of this subadviser changed from OFI Institutional Asset Management, Inc. to OFI Global Institutional, Inc.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 36.88%, outpacing the 30.06% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Fund’s performance benchmark index is now the Russell 2000 Index rather than the Russell 2500™ Index (its previous benchmark) because the Russell 2000 Index more closely represents the Fund’s investment strategy.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark in nine out of 10 sectors, led by stronger relative stock selection in the energy, financials, health care, consumer discretionary, and industrials sectors. The Fund’s only underperforming sector, relative to the benchmark, was information technology, where weaker relative stock selection detracted from performance.

Fund holdings that were top contributors to performance included Financial Engines (financials), EPL Oil & Gas (energy), and Nu Skin Enterprises (consumer staples). Financial Engines provides financial advice, portfolio management, and retirement assessment services. Shares of Financial Engines rallied on strong earnings results in a strong period for the financials sector. EPL Oil & Gas is an independent oil and natural gas exploration and production company. Oil production rose in the first quarter of 2013, which was the first full quarter following the company’s late-2012 acquisition of Gulf of Mexico oil and gas assets from Hilcorp. In the third quarter of 2013, Nu Skin Enterprises, a distributor of personal care products and nutritional supplements, reported quarterly results in excess of expectations due to strong sales of their core product lines. The firm also released a positive outlook forecast for the fiscal year on strong expectations for sales of its new weight management platform.

Conversely, three of the most significant detractors from performance were Fund holdings in the information technology sector: Aruba Networks, TIBCO Software, and Fortinet. The earnings growth of networking company Aruba Networks may have also been hurt by the discounting activity of competitor Cisco Systems, and the Fund exited the position by period-end. Macro-economic challenges resulting in sluggish business spending negatively impacted the progression and timing of sales for many software companies during the period, including TIBCO. We believe TIBCO remains well positioned for secular growth in the big data and analytics sectors, but have trimmed the Fund’s exposure to this stock. Lackluster enterprise spending, particularly by service providers, resulted in a dropoff in business for Fortinet, a provider of network security solutions. We have maintained the Fund’s position in this holding, on the belief that the secular outlook for network security providers remains favorable.

Subadviser outlook

While the domestic economy continues to muddle along, fundamental company results – both top- and bottom-line growth – have slowed year-over-year. Additionally, our view is that profit margins are at, or near, peak levels. As we look forward, we believe that future earnings increases will likely result from an improved revenue outlook due to a pick-up in global gross domestic product (GDP) growth, rising pricing power, and/or market share gains. Effective allocation of capital may also contribute to

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

higher earnings for many companies, in our view. The cash that has been built up on corporate America’s balance sheets affords considerable flexibility. We expect company managements, which have demonstrated a commitment to enhancing shareholder value, to use this cash in a manner that leads to rising profitability.

Given this backdrop, we will strive to manage the Fund as an “all-weather” investment by targeting companies with sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. We plan to invest in companies for the Fund that are exhibiting these qualities and selling at compelling prices.

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/13

Dana Holding Corp.	2.6%
Financial Engines, Inc.	2.4%
EPL Oil & Gas, Inc.	2.3%
LaSalle Hotel Properties	2.2%
Robert Half International, Inc.	2.1%
KAR Auction Services, Inc.	2.0%
Finisar Corp.	1.9%
HealthSouth Corp.	1.8%
Home Loan Servicing Solutions Ltd.	1.8%
WellCare Health Plans, Inc.	1.8%

20.9%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/13

Financial	23.2%
Consumer, Non-cyclical	21.6%
Industrial	13.5%
Consumer, Cyclical	12.4%
Technology	9.6%
Mutual Funds	6.8%
Energy	6.3%
Basic Materials	6.0%
Communications	3.9%
Utilities	1.1%

Total Long-Term Investments	104.4%
Short-Term Investments and Other Assets and Liabilities	(4.4)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class A, Class A (sales load deducted), the Russell 2000 Index, and the Russell 2500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class A	36.40%	13.21%	8.07%
Class A (sales load deducted)*	28.55%	11.88%	7.43%
Russell 2000 Index#	30.06%	11.15%	9.64%
Russell 2500 Index	29.79%	12.68%	10.37%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class S, Class Y, Class L, the Russell 2000 Index, and the Russell 2500 Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 11/1/04 - 9/30/13
Class S	36.88%	13.70%	7.78%
Class Y	36.79%	13.60%	7.68%
Class L	36.60%	13.49%	7.58%
Russell 2000 Index#	30.06%	11.15%	8.52%
Russell 2500 Index	29.79%	12.68%	9.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index and the Russell 2500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 26.55%, substantially outperforming the 17.73% return of the Morgan Stanley Capital International (“MSCI®”) All Country World Index (“ACWI®”) (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, including the United States. The Fund’s performance benchmark index is now the MSCI ACWI rather than the MSCI World Index (its previous benchmark) because the MSCI ACWI more closely represents the Fund’s investment strategy.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark in nine out of 10 sectors during the yearlong period, led by stronger relative stock selection in the information technology, health care, and industrials sectors – and underweight positions, relative to the benchmark, in energy and materials. The main detractor from relative performance was the consumer staples sector, where the Fund’s holdings underperformed by a small margin due to weaker relative stock selection. Regionally, U.S. equities were the strongest performers for the Fund, where stock selection drove results. Stock selection and overweight positions in equities from France, Sweden, Germany, Switzerland, and Italy also benefited the Fund. Holdings in Indian stocks were the greatest detractors from Fund performance, due mostly to an overweight position and weak stock selection.

Top individual contributors during the period included Fund holdings European Aeronautic Defence & Space (industrials, France), Ericsson (information technology, Sweden), and BMW (consumer discretionary, Germany). European Aeronautic Defence & Space, a Franco-German manufacturer of Airbus airplanes, experienced growth in sales and orders for its commercial aircraft business along with increased profitability. In the third quarter of 2013, the company announced plans to bring its defense, space, and military airlifter activities into a single division and to change its name to Airbus in 2014. Ericsson is a leading provider of telecommunications equipment and related services. The company announced strong equipment sales growth as North American operators significantly increased their capital expenditures. BMW, the manufacturer of automobiles and motorcycles, developed a “common platform” manufacturing system for their various models – which has resulted in increased manufacturing flexibility and higher profits. BMW also successfully established itself in China.

Top individual detractors for the period included Fund holdings DLF (financials, India), Fusion-io (information technology, United States), and ICICI Bank (financials, India). DLF, India’s largest real estate company, raised capital to meet the regulatory criteria for public listing. In India, the rupee hit a record low against the dollar during the period, and the country’s central bank introduced measures in an attempt to bolster the currency. The monetary policy changes had a negative impact on DLF and Indian banking stock ICICI Bank, which subsequently increased its mortgage rates. Fusion-io produces flash-enabled server accelerator cards. The stock experienced volatility, due partly to a management transition.

Subadviser outlook

Regardless of whether we are in a fast- or slow-growth world, we believe the Fund’s holdings have the potential to grow at above the general rate of the economies in which they operate. We have a long-term investment horizon and manage the Fund from the bottom up, focusing on businesses we believe are likely poised to benefit from long-term trends. The Fund invests in companies that, in our view, are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash-flow generation characteristics.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/13

Telefonaktiebolaget LM Ericsson Class B	3.2%
European Aeronautic Defence and Space Co.	2.8%
Google, Inc. Class A	2.3%
UBS AG	2.2%
eBay, Inc.	2.1%
Bayerische Motoren Werke AG 5.450%	2.1%
LVMH Moet Hennessy Louis Vuitton SA	2.1%
WellPoint, Inc.	2.1%
SAP AG	2.0%
The Walt Disney Co.	1.9%

22.8%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 9/30/13

United States	49.9%
Germany	11.2%
Japan	8.8%
France	6.5%
Switzerland	6.1%
Sweden	4.8%
Spain	3.9%
Brazil	3.3%
United Kingdom	3.0%
Netherlands	2.8%
India	2.6%
Italy	2.2%
Mexico	1.9%
Taiwan	0.9%
Channel Islands	0.7%
Finland	0.6%
Russia	0.5%
Denmark	0.5%
Belgium	0.0%

Total Long-Term Investments	110.2%
Short-Term Investments and Other Assets and Liabilities	(10.2)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the MSCI ACWI, and the MSCI World Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/31/04 - 9/30/13
Class S	26.55%	10.50%	6.77%
Class A	25.94%	9.91%	6.21%
Class A (sales load deducted)*	18.70%	8.62%	5.49%
Class Y	26.47%	10.35%	6.62%
Class L	26.30%	10.23%	6.51%
Class N	25.81%	9.81%	6.10%
Class N (CDSC fees deducted)*	24.81%	9.81%	6.10%
MSCI ACWI#	17.73%	7.71%	5.63%
MSCI World Index	20.21%	7.84%	5.39%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI and the MSCI World Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global Institutional). Effective April 19, 2013, the name of this subadviser changed from OFI Institutional Asset Management, Inc. to OFI Global Institutional, Inc.

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 26.22%, outperforming, by a broad margin, the 16.48% return of the Morgan Stanley Capital International (“MSCI®”) All Country World Index (“ACWI®”) ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund’s performance benchmark index is now the MSCI ACWI ex-U.S. rather than the MSCI Europe, Australasia, Far East (“EAFE®”) Index (its previous benchmark) because the MSCI ACWI ex-U.S. more closely represents the Fund’s investment strategy.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the materials, information technology, consumer discretionary, industrials, consumer staples, materials and telecommunication services sectors helped drive the Fund’s positive performance. The Fund’s overweight allocations, relative to the benchmark, in consumer discretionary and industrials, two of the better-performing sectors of the benchmark, were primary contributors to the Fund’s performance. Relatively underweight positions in energy and materials stocks, two sectors of the benchmark that did not perform well, also proved beneficial. The Fund’s investment in financials stocks underperformed that of the benchmark due the Fund’s underweight positioning in the strong-performing sector. Countries/regions that contributed to the Fund’s outperformance included the United Kingdom and Switzerland, due to stock selection and a relative overweight position in stocks from Switzerland. Stock selection and underweight positioning in Canada also helped drive performance. Conversely, underweight positioning and stock selection in Japan detracted from full-year results.

For the period, top Fund holdings included multinational telecommunications services company BT Group (United Kingdom), German Internet services company United Internet (information technology), and large U.K. bookmaker William Hill (consumer discretionary). BT Group has been steadily improving its operations, and rolled out an attractive broadband “triple-play” offering across the U.K. United Internet experienced continued growth, with sales hitting an all-time high. William Hill received a lift from wagering activity related to the 2013 Grand National horse race, which was won by underdog Auroras Encore. The company also completed the acquisition of its online affiliate, William Hill Online, and became one of the companies in the FTSE 100 Index in the U.K.

Conversely, Fund holdings that were the primary individual detractors from performance for the period included Italian oil and gas industry contractor Saipem (energy), leading temporary power generation company Aggreko (industrials, United Kingdom), and educational publisher Benesse Holdings, Inc., the parent company of Berlitz Language Schools (consumer discretionary, Japan). Saipem’s stock price declined sharply during the period after the company cut profit forecasts. Early in the period, news of disappointing contract activity hurt Aggreko’s stock. Benesse’s share prices dropped over the second half of the period on weaker sales.

Subadviser outlook

Europe appears to be making progress and, in our view, may be emerging from its recession; capital is now being raised in the banking system there. Despite investor concern about Europe, we believe there are significant opportunities there that are likely to emerge as the financial crisis becomes more of a distant memory. We remain committed to the Fund’s bottom-up approach – which focuses on individual stock selection – and we plan on continuing to seek high-quality companies for the Fund that can capitalize on durable secular growth trends.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/13

Oppenheimer Institutional Money Market Fund Class E	3.6%
BT Group PLC	2.6%
SAP AG	1.9%
United Internet AG	1.6%
Roche Holding AG	1.6%
Aalberts Industries NV	1.6%
Telefonaktiebolaget LM Ericsson Class B	1.4%
Aryzta AG	1.4%
Bunzl PLC	1.4%
Amadeus IT Holding SA	1.4%

18.5%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 9/30/13

United Kingdom	26.5%
United States	12.5%
Switzerland	11.9%
France	11.4%
Netherlands	9.9%
Germany	6.0%
Japan	5.7%
Spain	5.0%
Italy	4.1%
Australia	3.4%
Sweden	3.1%
Canada	1.3%
India	1.1%
Panama	1.0%
Cayman Islands	1.0%
Luxembourg	0.9%
Denmark	0.9%
Brazil	0.9%
Austria	0.8%
Ireland	0.5%
Mexico	0.2%
Thailand	0.2%
Finland	0.2%

Total Long-Term Investments	108.5%
Other Assets and Liabilities	(8.5)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the MSCI ACWI ex-U.S., and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Ten Year Average Annual 10/1/03 - 9/30/13
Class S	26.22%	11.03%	10.89%
Class A	25.70%	10.56%	10.42%
Class A (sales load deducted)*	18.47%	9.26%	9.76%
Class Y	26.23%	11.01%	10.85%
Class L	25.96%	10.84%	10.69%
MSCI ACWI ex-U.S.#	16.48%	6.26%	8.76%
MSCI EAFE Index	23.77%	6.35%	8.00%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Focused International Fund, and who is the Fund’s subadviser?

The Fund seeks long term capital appreciation by normally investing a minimum of 90% of its net assets in equity securities. The Fund may invest in developed and emerging markets; however, the Fund will typically invest in a minimum of 30 issuers organized, headquartered, or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 8.75%, significantly underperforming the 23.77% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the 12-month period ended September 30, 2013, stock selection in certain regions detracted from Fund performance – specifically in the Pacific region (excluding Japan), the U.K., and emerging markets.

From a sector perspective, stock selection also detracted from Fund performance, as Fund holdings in the materials, information technology, and energy sectors hampered Fund results. Conversely, favorable stock selection in the utilities sector benefited the Fund’s full-year returns.

On a stock-specific basis, the decline in prices of precious metals worked against Fund holdings in the materials sector, which underperformed due to poor results from precious metal miners Newcrest Mining, Fresnillo, and Randgold Resources. Fund holding Centamin, a U.K.-listed gold miner with operations in Egypt, also detracted from the Fund’s performance relative to the benchmark when the deterioration of the political situation in Egypt caused operational difficulties for the company, which negatively affected the company’s share price.

On the positive side, Fund holding WPP Group, an advertising agency, contributed to performance. Fund holding UBS, one of the better-performing banks in Europe over the past year, also contributed to performance, as the new CEO decided in October 2012 to radically restructure UBS’s investment bank by winding down its fixed-income business after many years of operational struggles. The move enabled UBS to concentrate on its expertise in equities and increase the bank’s relative exposure to private banking, an area of strong growth potential in Asia.

Insurance company Prudential contributed to the Fund’s performance. The company’s shares enjoyed a strong year as the group’s Asian operations continued to grow through increasing product penetration across the region. In addition, conditions in the U.S. market have also improved, which, together with Prudential’s strong product offering, have led to growing profits in this market.

Subadviser outlook

There have been a number of areas of improvement, but data points related to the global economy and company success in international equity markets have been mixed in the recent environment. We have been focusing on finding companies for the Fund that we believe have the potential to offer positive earnings surprises as the economy grows. In our view, central bank and government intervention in the economy in recent years has had a large impact on asset prices. The degree of the intervention may or may not continue at current levels – witness the Federal Reserve’s plan to taper the central bank’s Quantitative Easing program (QE). Amid this uncertainty, we are looking to find investment opportunities for the Fund where growth prospects may be driven less by external factors than by controllable internal factors that have the potential to allow a company to deliver positive earnings.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 9/30/13

Royal Dutch Shell PLC Class A	3.0%
Deutsche Boerse AG	2.7%
Reckitt Benckiser Group PLC	2.6%
Sumitomo Mitsui Trust Holdings, Inc.	2.5%
Japan Tobacco, Inc.	2.5%
Sanofi	2.5%
Credit Suisse Group	2.5%
WPP PLC	2.2%
Mitsubishi Electric Corp.	2.1%
SAP AG	2.0%

24.6%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 9/30/13

Japan	24.2%
United Kingdom	23.2%
United States	11.8%
Switzerland	11.7%
Germany	11.5%
France	9.0%
Israel	2.6%
Russia	2.4%
Hong Kong	1.9%
Singapore	1.8%
Netherlands	1.8%
Taiwan	1.7%
Luxembourg	1.6%
China	1.3%
Mauritius	1.3%
Canada	1.2%
Sweden	1.1%
Channel Islands	0.8%
Australia	0.0%

Total Long-Term Investments	110.9%
Short-Term Investments and Other Assets and Liabilities	(10.9)%

Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Five Year Average Annual 10/1/08 - 9/30/13	Since Inception Average Annual 12/1/05 - 9/30/13
Class S	8.75%	4.44%	4.66%
Class A	8.28%	3.94%	4.18%
Class A (sales load deducted)*	2.06%	2.72%	3.40%
Class Y	8.63%	4.34%	4.58%
Class L	8.58%	4.19%	4.44%
Class N	7.81%	3.52%	3.80%
Class N (CDSC fees deducted)*	6.81%	3.52%	3.80%
MSCI EAFE Index	23.77%	6.35%	4.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 12/3/10 - 9/30/13
Class Z	8.94%	4.34%
MSCI EAFE Index	23.77%	8.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

Prior to October 1, 2013, the Fund sought long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defined an emerging market country as one whose economy or markets were generally considered emerging or developing, and was not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser was Baring International Investment Limited (Baring).

Effective October 1, 2013, the Fund seeks long-term capital growth by mainly investing in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market – i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets.

In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI®”) emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics.

Effective October 1, 2013, the Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned -2.29%, underperforming the 0.98% return of the MSCI Emerging Markets (“EM”) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance (provided by former subadviser Baring)

During the 12-month period ended September 30, 2013, the Fund underperformed the benchmark primarily due to weak relative stock selection.

From a country-allocation perspective, stocks from Brazil – in which Fund mainly held an underweight allocation, relative to the benchmark – and stocks from India and China, in which the Fund had a generally overweight stake throughout the period, hampered the Fund’s full-year returns. In China, the weak performance occurred entirely in 2013. The Fund’s substantially overweight position in China in the fourth quarter of 2012 contributed to performance in that quarter, when various Fund holdings produced solid returns – including investment bank Citic Securities, construction materials company Anhui Conch Cement, construction machinery company Zoomlion Heavy Industry, and retailer Golden Eagle. Unfortunately, most of these stocks suffered downturns in 2013. Conversely, Russian stocks, in which the Fund held an overweight position throughout the period, and South African stocks, in which the Fund held an underweight stake initially before transitioning to an overweight allocation in the second and third quarters of 2013, benefited the Fund. In both countries, stock selection helped drive performance.

Overall, the Fund outperformed the benchmark in the fourth quarter of 2012, but at the beginning of 2013, a strong U.S. dollar, widening emerging-market bond spreads and weaker commodity prices contributed to a decline in emerging equities. The Fund subsequently had positive results in the second and third quarters of 2013, primarily through favorable stock selection rather than country allocations.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

On a sector level, Fund holdings in the financials and industrials sectors performed poorly – with the main detractors being Indian bank ICICI, and Indian engineering manufacturers Larsen & Toubro and Bharat Heavy. On the other hand, the main contributor to the Fund’s full-year performance was consumer staples, where the Fund invested in stocks such as retailer Magnit in Russia.

The Fund did not invest in derivatives during the reporting period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook (provided by current subadviser OFI Global)

Emerging-market equities, in our opinion, looked attractive at the end of the period. While we believe interest rate normalization will have an effect on emerging-market economies, we do not expect a repeat of the financial crisis and contagion that we saw in Asia in the late 1990s. There are relatively few economies that have the trade and sovereign debt deficits that existed then. However, we believe capital and credit will cost more and that companies with sizable financial leverage will suffer. We have always been cautious on such companies and the Fund is not heavily exposed to them. In managing the Fund, we have a natural bias against cyclical, commodity-dependent companies and expect commodity producers to face weaker prices and earnings. Consequently, the Fund had relatively little exposure to the resource sector, especially outside of energy as the period ended.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/13

Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	3.7%
Samsung Electronics Co., Ltd.	3.6%
Vale SA Sponsored ADR (Brazil) 7.250%	2.8%
China Construction Bank Corp. Class H	2.7%
Mega Financial Holding Co. Ltd.	2.6%
Industrial & Commercial Bank of China	2.3%
Hyundai Motor Co.	2.3%
CNOOC Ltd.	2.2%
NAVER Corp.	2.0%
Sberbank	1.9%

26.1%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 9/30/13

Republic of Korea	17.3%
Taiwan	10.5%
Brazil	9.7%
Russia	8.9%
China	8.6%
Hong Kong	7.4%
South Africa	7.1%
India	6.1%
Cayman Islands	6.0%
Mexico	4.1%
Turkey	2.3%
British Virgin Islands	1.5%
Philippines	1.4%
United Kingdom	1.4%
Malaysia	1.1%
Indonesia	1.1%
Thailand	1.0%
Poland	1.0%
Hungary	0.7%
Netherlands	0.6%
Bermuda	0.5%
Peru	0.5%
Chile	0.3%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 11/3/08 - 9/30/13
Class S	-2.29%	12.17%
Class A	-2.76%	11.61%
Class A (sales load deducted)*	-8.35%	10.27%
Class Y	-2.34%	12.07%
Class L	-2.50%	11.91%
MSCI Emerging Markets Index	0.98%	14.59%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class Z and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 3/1/11 - 9/30/13
Class Z	-2.10%	-4.69%
MSCI Emerging Markets Index	0.98%	-1.68%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

September 30, 2013

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 103.9%
Certificates of Deposit — 1.9%
Bank of Nova Scotia 0.686% 10/18/13	$4,900,000	$4,901,074
Bank of Nova Scotia 0.754% 12/13/13	3,000,000	3,003,161

		7,904,235

Commercial Paper — 74.4%
ABB Treasury Center USA, Inc. (a) 0.080% 10/07/13	10,000,000	9,999,867
Air Products & Chemicals, Inc. (a) 0.090% 11/25/13	5,800,000	5,799,202
American Honda Finance Corp. 0.070% 10/04/13	7,500,000	7,499,956
Anheuser-Busch InBev Worldwide, Inc. (a) 0.170% 10/15/13	8,750,000	8,749,422
Anheuser-Busch InBev Worldwide, Inc. (a) 0.170% 10/23/13	1,500,000	1,499,844
Baker Hughes, Inc. (a) 0.150% 11/01/13	7,500,000	7,499,031
Basin Electric Power Cooperative (a) 0.080% 11/05/13	10,500,000	10,499,183
BMW US Capital LLC (a) 0.110% 10/07/13	5,000,000	4,999,908
BMW US Capital LLC (a) 0.110% 10/17/13	2,000,000	1,999,902
BMW US Capital LLC (a) 0.110% 12/11/13	3,000,000	2,999,349
BP Capital Markets PLC (a) 0.080% 10/15/13	10,000,000	9,999,689
Brown-Forman Corp. (a) 0.140% 10/07/13	10,000,000	9,999,767
Caterpillar Financial Services Corp. 0.100% 11/12/13	4,800,000	4,799,440
The Coca-Cola Co. (a) 0.150% 12/18/13	2,400,000	2,399,220
Commonwealth Bank of Australia (a) 0.160% 11/25/13	2,000,000	1,999,511
Commonwealth Bank of Australia (a) 0.316% 11/01/13	8,000,000	8,000,769
ConocoPhillips Qatar Funding Ltd. (a) 0.110% 10/04/13	10,000,000	9,999,908
Danaher Corp. (a) 0.090% 10/21/13	10,000,000	9,999,500
Dover Corp. (a) 0.060% 10/01/13	10,500,000	10,500,000
E.I. du Pont de Nemours & Co. (a) 0.070% 10/15/13	8,000,000	7,999,782
Emerson Electric Co. (a) 0.070% 10/30/13	3,000,000	2,999,831

	Principal Amount	Value
Emerson Electric Co. (a) 0.100% 11/15/13	$1,000,000	$999,875
Google, Inc. (a) 0.070% 1/22/14	2,500,000	2,499,451
John Deere Capital Corp. (a) 0.060% 10/11/13	8,000,000	7,999,867
John Deere Capital Corp. (a) 0.065% 10/07/13	2,500,000	2,499,973
Kimberly-Clark Worldwide, Inc. (a) 1.000% 10/03/13	8,800,000	8,799,980
National Rural Utilities Cooperative Finance Corp. 0.100% 10/07/13	4,700,000	4,699,922
National Rural Utilities Cooperative Finance Corp. 0.100% 10/15/13	5,800,000	5,799,774
Nestle Capital Corp. (a) 0.130% 10/08/13	2,000,000	1,999,949
Nestle Capital Corp. (a) 0.150% 11/01/13	3,000,000	2,999,613
Nestle Capital Corp. (a) 0.160% 11/13/13	500,000	499,904
NSTAR Electric Co. 0.080% 10/07/13	10,000,000	9,999,867
Paccar Financial Corp. 0.100% 12/04/13	10,000,000	9,998,222
Parker Hannifin Corp. (a) 0.090% 10/22/13	10,000,000	9,999,475
Precision Castparts Corp. (a) 0.110% 10/01/13	7,500,000	7,500,000
Precision Castparts Corp. (a) 0.110% 10/08/13	3,000,000	2,999,936
Reckitt Benckiser Treasury Services PLC (a) 0.110% 11/08/13	3,750,000	3,749,565
Rockwell Automation, Inc. (a) 0.100% 10/02/13	10,500,000	10,499,971
Sigma-Aldrich Corp. (a) 0.050% 10/01/13	10,500,000	10,500,000
Toyota Motor Credit Corp. 0.060% 10/18/13	10,500,000	10,499,702
Union Bank NA 0.160% 12/17/13	10,000,000	9,996,578
UnitedHealth Group, Inc. (a) 0.120% 10/04/13	10,500,000	10,499,895
Wal-Mart Stores, Inc. (a) 0.070% 10/08/13	2,000,000	1,999,973
The Walt Disney Co. (a) 0.070% 12/17/13	10,000,000	9,998,503
Wells Fargo Bank NA 0.246% 4/17/14	8,000,000	8,000,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wisconsin Gas LLC 0.100% 10/03/13	$8,100,000	$8,099,955
Wisconsin Gas LLC 0.150% 10/04/13	2,400,000	2,399,970

		305,783,001

Corporate Debt — 10.7%
Berkshire Hathaway Finance Corp. FRN 0.599% 1/10/14	9,000,000	9,010,592
Cisco Systems, Inc. FRN 0.504% 3/14/14	9,025,000	9,037,711
The Coca-Cola Co. FRN 0.204% 3/14/14	8,000,000	8,000,405
General Electric Capital Corp. FRN 0.373% 12/20/13	1,500,000	1,500,538
General Electric Capital Corp. FRN 0.901% 4/07/14	7,000,000	7,024,074
The Procter & Gamble Co. FRN 0.165% 2/14/14	3,000,000	2,999,817
The Procter & Gamble Co. FRN 0.187% 2/06/14	6,200,000	6,199,845

		43,772,982

Discount Notes — 8.4%
Federal Farm Credit Bank 0.125% 12/12/13	1,100,000	1,099,725
Federal Home Loan Bank 0.120% 1/03/14	3,000,000	2,999,060
Federal Home Loan Bank 0.010% 1/27/14	1,790,000	1,789,413
Federal Home Loan Bank 0.070% 12/20/13	400,000	399,938
Federal Home Loan Bank 0.085% 2/21/14	400,000	399,865
Federal Home Loan Bank 0.100% 2/14/14	4,000,000	3,998,489
Federal Home Loan Bank 0.105% 11/22/13	832,000	831,874
Federal Home Loan Bank 0.120% 1/02/14	500,000	499,845
Federal Home Loan Mortgage Corp. 0.050% 2/05/14	1,285,000	1,284,773
Federal Home Loan Mortgage Corp. 0.070% 2/24/14	600,000	599,830
Federal Home Loan Mortgage Corp. 0.100% 2/11/14	460,000	459,830
Federal Home Loan Mortgage Corp. 0.110% 1/15/14	400,000	399,870
Federal Home Loan Mortgage Corp. 0.120% 1/14/14	500,000	499,825
Federal Home Loan Mortgage Corp. 0.120% 2/03/14	400,000	399,833

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.120% 2/04/14	$550,000	$549,769
Federal Home Loan Mortgage Corp. 0.120% 2/11/14	1,373,000	1,372,391
Federal Home Loan Mortgage Corp. 0.130% 2/03/14	988,000	987,554
Federal Home Loan Mortgage Corp. 0.135% 11/05/13	600,000	599,921
Federal Home Loan Mortgage Corp. 0.140% 2/26/14	300,000	299,827
Federal Home Loan Mortgage Corp. 0.150% 10/15/13	1,100,000	1,099,936
Federal Home Loan Mortgage Corp. 0.160% 2/04/14	1,800,000	1,798,992
Federal National Mortgage Association 0.050% 2/26/14	1,292,000	1,291,734
Federal National Mortgage Association 0.085% 1/22/14	285,000	284,924
Federal National Mortgage Association 0.090% 1/10/14	1,198,000	1,197,698
Federal National Mortgage Association 0.090% 2/05/14	200,000	199,937
Federal National Mortgage Association 0.100% 2/10/14	2,250,000	2,249,175
Federal National Mortgage Association 0.100% 2/24/14	1,000,000	999,594
Federal National Mortgage Association 0.105% 2/24/14	118,000	117,950
Federal National Mortgage Association 0.110% 12/16/13	2,200,000	2,199,489
Federal National Mortgage Association 0.115% 1/21/14	700,000	699,750
Federal National Mortgage Association 0.120% 1/02/14	365,000	364,887
Federal National Mortgage Association 0.120% 1/27/14	1,500,000	1,499,410
Federal National Mortgage Association 0.150% 10/01/13	284,000	284,000
Federal National Mortgage Association 0.160% 1/09/14	920,000	919,591

		34,678,699

Time Deposits — 0.2%
Euro Time Deposit 0.010% 10/01/13	854,963	854,963

U.S. Treasury Bonds & Notes — 8.3%
U.S. Treasury Note 0.250% 3/31/14	4,000,000	4,002,134
U.S. Treasury Note 1.250% 2/15/14	15,000,000	15,061,878
U.S. Treasury Note 1.750% 1/31/14	5,000,000	5,026,276

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.875% 2/28/14	$5,000,000	$5,035,850
U.S. Treasury Note 2.375% 8/31/14	5,000,000	5,101,195

		34,227,333

TOTAL SHORT-TERM INVESTMENTS (Cost $427,221,213)		427,221,213

TOTAL INVESTMENTS —103.9% (Cost $427,221,213) (b)		427,221,213

Other Assets/(Liabilities) —(3.9)%		(16,211,950)

NET ASSETS — 100.0%		$411,009,263

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $223,989,615 or 54.50% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2013

	Principal Amount	Value
BONDS & NOTES — 60.9%

CORPORATE DEBT — 37.7%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$1,515,000	$1,614,978

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	740,000	777,710

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	550,000	569,636

Auto Manufacturers — 0.4%
General Motors Co. (a) 3.500% 10/02/18	595,000	593,513
Volvo Treasury AB (a) 5.950% 4/01/15	1,475,000	1,574,267

		2,167,780

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	911,000	997,545

Banks — 1.7%
Associated Banc-Corp. 1.875% 3/12/14	310,000	310,340
Capital One Financial Corp. 2.125% 7/15/14	300,000	303,325
Capital One Financial Corp. 7.375% 5/23/14	270,000	281,493
First Horizon National Corp. 5.375% 12/15/15	1,288,000	1,391,947
ICICI Bank Ltd. (a) 5.500% 3/25/15	4,130,000	4,281,493
Regions Bank/Birmingham AL 7.500% 5/15/18	340,000	399,879
Regions Financial Corp. 5.750% 6/15/15	209,000	223,946
Regions Financial Corp. 7.750% 11/10/14	2,135,000	2,292,881
Zions Bancorp. 6.000% 9/15/15	365,000	390,581

		9,875,885

Beverages — 0.3%
Constellation Brands, Inc. 8.375% 12/15/14	1,385,000	1,492,337

Building Materials — 1.0%
CRH America, Inc. 5.300% 10/15/13	1,675,000	1,677,533
Lafarge SA (a) 6.200% 7/09/15	1,100,000	1,163,250
Masco Corp. 4.800% 6/15/15	1,090,000	1,139,050

	Principal Amount	Value
Owens Corning, Inc. 6.500% 12/01/16	$1,815,000	$2,025,832

		6,005,665

Chemicals — 1.8%
Ashland, Inc. 3.000% 3/15/16	1,286,000	1,302,075
Cabot Corp. 5.000% 10/01/16	875,000	955,630
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,950,000	3,067,059
LyondellBasell Industries NV 5.000% 4/15/19	450,000	495,336
NOVA Chemicals Corp. 8.625% 11/01/19	425,000	469,625
RPM International, Inc. 6.125% 10/15/19	850,000	967,939
RPM International, Inc. 6.250% 12/15/13	2,300,000	2,321,539
Yara International ASA (a) 5.250% 12/15/14	995,000	1,039,178

		10,618,381

Commercial Services — 1.3%
The ADT Corp. 2.250% 7/15/17	780,000	744,921
Brambles USA, Inc. (a) 3.950% 4/01/15	660,000	683,563
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	109,000	115,267
Equifax, Inc. 4.450% 12/01/14	2,280,000	2,368,806
The Western Union Co. 5.930% 10/01/16	3,050,000	3,396,346

		7,308,903

Computers — 0.4%
Affiliated Computer Services, Inc. 5.200% 6/01/15	1,145,000	1,212,577
Hewlett-Packard Co. 2.125% 9/13/15	370,000	375,307
Hewlett-Packard Co. 2.200% 12/01/15	675,000	686,383
Hewlett-Packard Co. 3.000% 9/15/16	95,000	98,056

		2,372,323

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.000% 3/01/18	295,000	297,555
Arrow Electronics, Inc. 3.375% 11/01/15	935,000	967,324

		1,264,879

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 7.0%
Citigroup, Inc. 5.500% 10/15/14	$143,000	$149,850
Citigroup, Inc. 5.500% 2/15/17	2,500,000	2,737,285
Citigroup, Inc. 6.375% 8/12/14	1,154,000	1,209,759
CNH Capital LLC 3.875% 11/01/15	450,000	463,500
CNH Capital LLC 6.250% 11/01/16	510,000	561,000
ERAC USA Finance LLC (a) 5.900% 11/15/15	1,000,000	1,095,834
Ford Motor Credit Co. LLC 2.750% 5/15/15	650,000	664,871
Ford Motor Credit Co. LLC 3.000% 6/12/17	550,000	565,319
Ford Motor Credit Co. LLC 3.875% 1/15/15	835,000	863,625
Ford Motor Credit Co. LLC 8.700% 10/01/14	1,125,000	1,208,573
Ford Motor Credit Co. LLC 12.000% 5/15/15	580,000	677,560
General Motors Financial Co., Inc. (a) 2.750% 5/15/16	400,000	399,000
The Goldman Sachs Group, Inc. 1.600% 11/23/15	655,000	659,757
The Goldman Sachs Group, Inc. 3.300% 5/03/15	1,500,000	1,551,055
The Goldman Sachs Group, Inc. 5.150% 1/15/14	1,075,000	1,088,831
The Goldman Sachs Group, Inc. 6.000% 5/01/14	675,000	695,969
Hyundai Capital America (a) 3.750% 4/06/16	2,315,000	2,429,949
International Lease Finance Corp. FRN 2.204% 6/15/16	1,800,000	1,791,000
International Lease Finance Corp. 3.875% 4/15/18	270,000	260,888
International Lease Finance Corp. 5.750% 5/15/16	1,958,000	2,076,030
Janus Capital Group, Inc. 6.700% 6/15/17	2,532,000	2,829,416
JPMorgan Chase & Co. 3.450% 3/01/16	2,365,000	2,490,272
JPMorgan Chase & Co. 5.125% 9/15/14	2,300,000	2,394,514
Lazard Group LLC 6.850% 6/15/17	580,000	657,407
Lazard Group LLC 7.125% 5/15/15	805,000	871,298
Merrill Lynch & Co., Inc. 5.700% 5/02/17	3,100,000	3,422,034

	Principal Amount	Value
Merrill Lynch & Co., Inc. 6.050% 5/16/16	$2,025,000	$2,230,288
Morgan Stanley 2.875% 7/28/14	1,500,000	1,524,837
Morgan Stanley 3.800% 4/29/16	2,500,000	2,631,312
Morgan Stanley 6.000% 4/28/15	950,000	1,019,215

		41,220,248

Electric — 1.5%
Ameren Corp. 8.875% 5/15/14	3,511,000	3,679,518
IPALCO Enterprises, Inc. 5.000% 5/01/18	900,000	933,750
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	3,005,000	3,305,500
Kansas Gas & Electric Co. 5.647% 3/29/21	341,451	364,416
Kiowa Power Partners LLC (a) 4.811% 12/30/13	15,988	16,047
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	73,135	74,307
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	310,667	338,845

		8,712,383

Electronics — 0.5%
Avnet, Inc. 5.875% 3/15/14	1,890,000	1,928,871
Avnet, Inc. 6.625% 9/15/16	595,000	673,007
Jabil Circuit, Inc. 7.750% 7/15/16	410,000	464,325

		3,066,203

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	465,000	472,171

Foods — 0.4%
TreeHouse Foods, Inc. 7.750% 3/01/18	875,000	925,312
Tyson Foods, Inc. 6.600% 4/01/16	1,360,000	1,524,783

		2,450,095

Forest Products & Paper — 0.3%
Domtar Corp. 7.125% 8/15/15	750,000	824,065
Domtar Corp. 10.750% 6/01/17	939,000	1,178,689

		2,002,754

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	$350,000	$338,129

Health Care – Products — 0.1%
Hospira, Inc. 5.200% 8/12/20	400,000	406,958

Health Care – Services — 0.2%
WellPoint, Inc. 1.875% 1/15/18	1,055,000	1,045,757

Holding Company – Diversified — 0.3%
Leucadia National Corp. 8.125% 9/15/15	1,700,000	1,887,000

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	135,000	141,036

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	300,000	304,153

Insurance — 0.8%
American International Group, Inc. 3.000% 3/20/15	1,750,000	1,801,132
Genworth Financial, Inc. 5.750% 6/15/14	2,325,000	2,402,483
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	515,000	536,531
Willis Group Holdings PLC 4.125% 3/15/16	180,000	189,038

		4,929,184

Internet — 0.2%
Expedia, Inc. 7.456% 8/15/18	880,000	1,022,108

Investment Companies — 0.2%
Xstrata Finance Canada (a) 2.050% 10/23/15	500,000	501,360
Xstrata Finance Canada (a) 2.850% 11/10/14	550,000	558,240

		1,059,600

Iron & Steel — 0.6%
ArcelorMittal 4.250% 2/25/15	1,500,000	1,537,500
ArcelorMittal 9.500% 2/15/15	1,290,000	1,414,162
Reliance Steel & Aluminum Co. 6.200% 11/15/16	499,000	548,124

		3,499,786

Leisure Time — 0.4%
Harley-Davidson Financial Services, Inc. (a) 3.875% 3/15/16	2,300,000	2,446,722

	Principal Amount	Value
Lodging — 0.3%
Wyndham Worldwide Corp. 2.950% 3/01/17	$448,000	$459,747
Wynn Las Vegas LLC 7.750% 8/15/20	975,000	1,094,437

		1,554,184

Machinery – Diversified — 0.2%
CNH Capital LLC 3.625% 4/15/18	265,000	263,675
Roper Industries, Inc. 1.850% 11/15/17	1,125,000	1,120,137

		1,383,812

Manufacturing — 1.3%
Bombardier, Inc. (a) 4.250% 1/15/16	1,059,000	1,098,713
Harsco Corp 2.700% 10/15/15	2,048,000	2,077,458
SPX Corp. 7.625% 12/15/14	337,000	359,748
Textron, Inc. 6.200% 3/15/15	2,500,000	2,670,705
Tyco Electronics Group SA 6.550% 10/01/17	1,461,000	1,684,629

		7,891,253

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	335,000	350,879

Mining — 1.0%
Rio Tinto Finance USA PLC 1.375% 6/17/16	1,929,000	1,929,559
Vale Overseas Ltd. 6.250% 1/11/16	3,330,000	3,681,595

		5,611,154

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 4.750% 1/15/16	300,000	317,805
Pitney Bowes, Inc. 5.750% 9/15/17	395,000	435,332
Xerox Corp. 4.250% 2/15/15	250,000	260,669
Xerox Corp. 8.250% 5/15/14	1,755,000	1,834,403

		2,848,209

Oil & Gas — 1.6%
Chesapeake Energy Corp. 3.250% 3/15/16	1,700,000	1,706,375
Chesapeake Energy Corp. 9.500% 2/15/15	660,000	726,825
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	105,000	95,813

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	$1,065,000	$1,046,362
Newfield Exploration Co. 6.875% 2/01/20	550,000	577,500
Petrobras International Finance Co. 2.875% 2/06/15	1,900,000	1,927,573
Tesoro Corp. 9.750% 6/01/19	400,000	437,000
Transocean, Inc. 4.950% 11/15/15	2,509,000	2,691,655
Transocean, Inc. 5.050% 12/15/16	200,000	219,178

		9,428,281

Oil & Gas Services — 0.3%
Superior Energy Services, Inc. 7.125% 12/15/21	1,228,000	1,341,590
Weatherford International Ltd. 5.500% 2/15/16	600,000	649,976

		1,991,566

Pharmaceuticals — 0.9%
AbbVie, Inc. 1.750% 11/06/17	500,000	495,895
Express Scripts Holding Co. 2.100% 2/12/15	2,500,000	2,539,903
Mylan, Inc. (a) 7.875% 7/15/20	2,200,000	2,510,347

		5,546,145

Pipelines — 0.3%
Enable Oklahoma Intrastate Transmission LLC (a) 6.875% 7/15/14	930,000	961,955
Energy Transfer Partners LP FRN (a) 3.282% 11/12/13	575,000	516,781
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	275,000	288,062

		1,766,798

Real Estate — 1.6%
Colonial Realty LP 6.250% 6/15/14	2,225,000	2,306,646
ProLogis LP 5.625% 11/15/15	2,090,000	2,240,135
ProLogis LP, Series A 5.750% 4/01/16	2,000,000	2,200,418
Regency Centers LP 5.250% 8/01/15	2,220,000	2,372,219

		9,119,418

Real Estate Investment Trusts (REITS) — 4.2%
American Tower Corp. 4.625% 4/01/15	2,430,000	2,539,056
Boston Properties LP 5.625% 4/15/15	3,000,000	3,212,757

	Principal Amount	Value
DDR Corp. 7.500% 7/15/18	$2,400,000	$2,857,934
DDR Corp. 9.625% 3/15/16	145,000	171,981
Developers Diversified Realty Corp. 5.500% 5/01/15	1,995,000	2,124,292
Duke Realty LP 5.950% 2/15/17	1,494,000	1,666,523
Duke Realty LP 8.250% 8/15/19	550,000	683,818
Federal Realty Investment Trust 6.200% 1/15/17	2,100,000	2,378,888
HCP, Inc. 6.000% 1/30/17	1,450,000	1,630,667
Highwoods Realty LP 5.850% 3/15/17	710,000	781,478
Kimco Realty Corp. 5.190% 10/01/13	750,000	750,000
Realty Income Corp. 2.000% 1/31/18	205,000	200,411
Realty, Inc. 5.950% 9/15/16	1,750,000	1,958,591
UDR, Inc. 5.250% 1/15/15	1,650,000	1,730,812
UDR, Inc. 5.250% 1/15/16	1,500,000	1,614,031
Ventas Realty LP/Ventas Capital Corp. 3.125% 11/30/15	500,000	522,248

		24,823,487

Retail — 0.6%
Best Buy Co., Inc. 3.750% 3/15/16	1,450,000	1,493,500
Macy’s Retail Holdings, Inc. 5.750% 7/15/14	1,681,000	1,745,771
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	250,000	296,287

		3,535,558

Savings & Loans — 0.9%
Glencore Funding LLC (a) 1.700% 5/27/16	2,638,000	2,599,258
Glencore Funding LLC (a) 6.000% 4/15/14	2,325,000	2,381,061

		4,980,319

Software — 0.3%
ManTech International Corp. 7.250% 4/15/18	1,250,000	1,321,875
Oracle Corp. 1.200% 10/15/17	600,000	589,283

		1,911,158

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 1.4%
CenturyLink, Inc. 5.000% 2/15/15	$1,910,000	$1,986,400
MetroPCS Wireless, Inc. 7.875% 9/01/18	139,000	150,294
Qwest Corp. 8.375% 5/01/16	975,000	1,128,143
Telecom Italia Capital 6.175% 6/18/14	1,098,000	1,130,098
Telefonica Emisiones SAU 6.421% 6/20/16	331,000	363,700
Verizon Communications, Inc. 2.500% 9/15/16	185,000	190,677
Virgin Media Finance PLC 8.375% 10/15/19	822,000	891,870
Virgin Media Secured Finance PLC 6.500% 1/15/18	2,270,000	2,363,637

		8,204,819

Transportation — 1.0%
Asciano Finance (a) 3.125% 9/23/15	4,285,000	4,371,518
Asciano Finance (a) 5.000% 4/07/18	388,000	411,599
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,299,251

		6,082,368

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	105,000	109,608
GATX Corp. 4.750% 5/15/15	185,000	194,642
GATX Corp. 8.750% 5/15/14	695,000	726,723
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	550,000	566,118
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.750% 5/11/17	1,910,000	1,999,218

		3,596,309

TOTAL CORPORATE DEBT (Cost $218,274,277)		220,696,026

MUNICIPAL OBLIGATIONS — 0.5%
Louisiana State Public Facilities Authority FRN 1.165% 4/26/27	500,000	499,825
North Carolina State Education Assistance Authority FRN 0.715% 1/25/21	116,828	116,820

	Principal Amount	Value
North Carolina State Education Assistance Authority FRN 1.165% 1/26/26	$800,000	$804,048
State of California 5.950% 4/01/16	245,000	273,849
State of Illinois 5.365% 3/01/17	1,200,000	1,299,036

		2,993,578

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,855,970)		2,993,578

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.2%
Automobile ABS — 3.0%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	476,022	477,013
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.732% 3/15/20	388,197	388,259
Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A (a) 1.850% 11/20/14	193,333	193,545
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (a) 2.054% 8/20/16	800,000	812,607
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	594,271	594,808
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	2,235,000	2,240,433
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	531,077	528,305
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	596,738	596,764
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	399,441	399,457
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.931% 11/07/23	906,390	909,610
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	1,250,000	1,247,419
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	1,942,215	1,938,679
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (a) 2.200% 9/16/19	1,000,000	1,010,998

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DT Auto Owner Trust, Series 2013-1A, Class A (a) 0.750% 5/16/16	$635,424	$635,490
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (a) 1.140% 11/20/17	747,699	750,652
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	312,456	312,832
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	254,237	255,342
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	497,988	496,759
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	214,233	215,238
Flagship Credit Auto Trust, Series 2013-1, Class A (a) 1.320% 4/16/18	615,993	615,351
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (a) 3.740% 2/25/17	450,000	475,718
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (a) 5.290% 3/25/16	300,000	316,667
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	33,042	33,066
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	443,284	443,839
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	340,000	345,753
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class B (a) 2.320% 4/15/15	1,106,799	1,108,355
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	482,288	483,974

		17,826,933

Commercial MBS — 4.7%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.933% 2/10/51	825,000	927,297
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	1,275,000	1,463,582

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	$875,000	$931,969
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	750,000	825,134
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	500,000	548,013
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	787,817
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	625,000	705,403
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.764% 4/12/38	261,747	263,672
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.895% 9/11/38	900,000	980,694
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.971% 6/10/46	400,000	429,393
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	1,055,000	1,198,611
Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.056% 7/10/38	715,000	790,009
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	377,292	378,577
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	871,711	870,374
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	380,407	385,033
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	525,000	551,061

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	$881,379	$928,975
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.056% 7/10/38	1,121,796	1,233,121
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,200,000	1,313,038
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	825,000	922,824
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	680,000	758,102
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	192,540	194,309
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	450,000	491,225
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	537,297	551,646
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	400,000	466,403
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	575,000	584,454
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	555,649	547,315
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.551% 8/15/39	421,289	437,784
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.551% 8/15/39	450,000	480,672
VFC LLC (Acquired 9/19/13, Cost $2,620,000), Series 2013-1, Class A (a) (b) 3.130% 3/20/26	2,620,000	2,620,220
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,596,200
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	487,513	485,899

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2 1.765% 12/15/45	$880,000	$876,532
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	400,000	418,027
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	475,000	501,101

		27,444,486

Home Equity ABS — 2.3%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.448% 8/25/35	284,934	279,335
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.508% 11/25/35	419,568	401,033
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.528% 9/25/35	163,809	162,575
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.538% 7/25/35	110,005	109,228
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.548% 11/25/34	212,622	210,204
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.838% 6/25/35	381,665	372,194
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.769% 8/28/44	35,659	35,437
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.588% 12/25/33	104,789	103,081
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.608% 7/25/35	287,450	275,955
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.628% 8/25/35	406,777	384,756
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.638% 9/25/34	83,223	82,452
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.468% 7/25/36	515,793	509,660
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.598% 5/25/36	770,000	715,225

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.608% 5/25/35	$745,470	$710,344
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.418% 1/25/36	297,610	287,691
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.608% 4/25/35	281,334	262,946
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.348% 8/25/36	258,971	246,261
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.358% 7/25/36	95,578	95,075
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.618% 10/25/35	325,877	320,999
HSBC Home Equity Loan Trust, Series 2005-1, Class M FRN 0.710% 1/20/34	513,732	427,583
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.958% 12/25/32	451,795	434,574
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.458% 8/25/45	1,425	1,416
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.928% 2/25/35	151,472	149,598
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.003% 6/25/35	921,127	868,858
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.378% 8/25/36	538,578	503,571
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.914% 6/28/35	1,134,795	1,091,818
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.678% 7/25/35	725,068	694,535
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.478% 6/25/35	85,305	85,183
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	376	393
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.648% 5/25/35	191,193	187,455
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.438% 9/25/35	494,724	475,977

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.558% 8/25/35	$459,096	$448,351
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.678% 3/25/35	370,614	361,581
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.588% 9/25/35	871,533	849,528
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.368% 3/25/36	174,347	172,533
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.428% 1/25/36	103,339	102,091
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.608% 11/25/35	755,000	738,055
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.518% 3/25/36	129,058	127,642
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.538% 8/25/35	330,401	323,847

		13,609,040

Other ABS — 4.7%
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	1,271,394	1,331,868
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.932% 12/15/42	460,378	462,896
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	565,045	604,605
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.359% 8/18/21	847,090	830,233
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	630,488	677,278
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (a) 5.518% 7/15/24	763,077	781,134
Drug Royalty II LP 1, Series 2012-1, Class A1 FRN (a) 4.268% 1/15/25	550,432	558,688
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	411,615	409,289

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	$634,024	$636,006
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.432% 6/02/17	575,000	583,625
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	1,201,086	1,201,211
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2 (a) 1.147% 5/16/44	590,000	586,196
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	720,000	719,550
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	159,225	158,837
Icon Brands Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	551,367	553,049
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	688,124	688,124
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	1,267,688	1,307,022
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.123% 4/25/35	1,881,328	1,823,331
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	700,253	700,799
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	1,228,011	1,228,011
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	322,932	322,874
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (a) (b) 0.852% 6/20/14	1,600,000	1,581,120
Oxford Finance Funding Trust, Series 2012-1A, Class A (a) 3.900% 3/15/17	971,341	981,054
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.682% 10/17/16	750,000	754,611
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.180% 9/20/19	1,014,235	1,014,034

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	$324,432	$330,520
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	217,349	223,425
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	638,078	637,813
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	262,938	270,725
TAL Advantage LLC, Series 2006-1A FRN (a) 0.370% 4/20/21	878,333	865,800
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.430% 5/15/20	885,000	878,029
Textainer Marine Containers Ltd., Series 2012-1A, Class A (a) 4.210% 4/15/27	600,833	610,085
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.582% 10/15/15	340,000	342,196
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.682% 7/15/41	870,828	890,715
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.350% 11/26/21	1,075,083	1,051,938
Triton Container Finance LLC, Series 2012-1A, Class A (a) 4.210% 5/14/27	728,000	739,014

		27,335,705

Student Loans ABS — 3.0%
Access Group, Inc., Series 2002-1, Class A4 9/01/37	400,000	367,609
Access Group, Inc., Series 2007-A, Class A2 FRN 0.392% 8/25/26	171,938	169,479
Access Group, Inc., Series 2003-1, Class A2 FRN 0.510% 12/27/16	548,151	547,885
Access Group, Inc., Series 2004-A, Class A2 FRN 0.525% 4/25/29	749,335	735,785
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.330% 12/26/18	141,050	140,877
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.685% 1/25/47	1,075,000	892,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.338% 12/28/21	$391,603	$390,903
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.414% 12/15/22	439,239	438,277
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.679% 6/15/43	650,000	643,500
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.682% 6/15/43	450,000	440,235
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.890% 6/15/43	300,000	255,088
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.362% 8/25/25	1,470,080	1,464,140
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.382% 11/25/26	594,759	588,105
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.558% 9/27/35	685,000	599,253
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.563% 10/28/41	519,127	509,527
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.780% 9/20/22	246,395	246,595
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.368% 2/25/28	301,779	296,487
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.978% 4/25/46	292,468	294,802
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.363% 10/28/26	369,213	367,555
Northstar Education Finance, Inc., Series 2004-2 FRN 0.383% 4/28/16	286,787	286,602
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.472% 5/28/26	345,057	343,574
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.345% 1/25/18	394,065	393,434
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.388% 1/15/19	573,216	572,247

	Principal Amount	Value
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.438% 7/15/36	$1,810,000	$1,764,895
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.650% 12/15/16	800,000	800,000
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.850% 12/15/16	500,000	500,000
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.904% 12/15/38	758,388	677,469
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.282% 12/15/21	424,172	424,801
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.282% 8/15/23	513,186	513,513
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.582% 8/15/25	467,830	470,914
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.670% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.670% 12/15/16	250,000	250,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.672% 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.832% 12/15/17	184,655	184,911
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	100,000	100,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.453% 10/28/28	182,954	182,414
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.715% 1/25/21	235,563	235,610
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.375% 7/27/20	145,426	145,279

		17,459,015

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 0.4%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.739% 8/25/34	$183,273	$162,454
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	37,305	37,551
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.009% 9/25/33	9,457	8,357
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.540% 8/25/34	29,600	28,043
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.370% 1/19/38	687,564	555,630
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.288% 5/25/37	757,935	490,344
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.394% 8/25/34	117,530	95,986
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.428% 8/25/36	203,474	184,505
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.355% 2/25/34	13,967	13,077
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 FRN 2.510% 2/25/34	283,400	287,804
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.520% 7/25/33	7,022	7,007
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	345	346
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	293,183	293,682
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.438% 7/25/35	74,257	73,034
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.594% 3/25/34	74,766	74,727
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.552% 4/25/44	173,469	167,129

		2,479,676

	Principal Amount	Value
WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.428% 11/25/37	$423,555	$412,090
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.760% 6/25/32	51,419	45,464

		457,554

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $105,960,695)		106,612,409

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 2.6%
Pass-Through Securities — 2.6%
Federal Home Loan Mortgage Corp.
Pool #1Q0239 2.422% 3/01/37 FRN	977,669	1,045,601
Pool #E00856 7.500% 6/01/15	2,225	2,325
Federal National Mortgage Association Pool #725692 2.267% 10/01/33 FRN	213,630	223,607
Pool #888586 2.339% 10/01/34 FRN	467,063	493,450
Pool #775539 2.362% 5/01/34 FRN	235,608	249,734
Pool #684154 5.500% 2/01/18	16,905	17,910
Pool #702331 5.500% 5/01/18	277,290	294,233
Pool #725796 5.500% 9/01/19	1,240,921	1,325,611
Pool #844564 5.500% 12/01/20	256,938	276,029
Federal National Mortgage Association TBA Pool #7180 3.000% 1/01/27 (c)	1,395,000	1,444,261
Pool #6268 3.500% 1/01/26 (c)	2,000,000	2,111,250
Pool #29322 5.000% 2/01/37 (c)	2,600,000	2,819,781
Pool #43611 5.500% 12/01/34 (c)	3,300,000	3,598,547
Government National Mortgage Association Pool #82488 2.000% 3/20/40 FRN	568,321	589,494
Pool #507545 7.500% 8/15/29	34,977	42,016

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II Pool #82462 3.500% 1/20/40 FRN	$516,185	$539,457

		15,073,306

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $14,743,000)		15,073,306

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bonds & Notes — 1.9%
U.S. Treasury Note (d) 0.125% 12/31/13	75,000	75,015
U.S. Treasury Note (d) (e) 0.625% 9/30/17	2,350,000	2,309,747
U.S. Treasury Note (e) 1.000% 5/31/18	4,050,000	3,998,030
U.S. Treasury Note (d) 1.500% 8/31/18	275,000	276,840
U.S. Treasury Note 1.625% 8/15/22	5,150,000	4,797,546

		11,457,178

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,389,133)		11,457,178

TOTAL BONDS & NOTES (Cost $353,223,075)		356,832,497

TOTAL LONG-TERM INVESTMENTS (Cost $353,223,075)		356,832,497

SHORT-TERM INVESTMENTS — 42.0%
Commercial Paper — 41.7%
AGL Capital Corp. (a) 0.370% 12/10/13	8,900,000	8,893,597
Airgas, Inc. (a) 0.340% 1/07/14	9,000,000	8,991,670
British Telecommunications PLC (a) 0.700% 4/08/14	7,000,000	6,974,275
Canadian Natural Resources Ltd. (a) 0.300% 10/23/13	10,000,000	9,998,167
Centrica PLC (a) 0.340% 12/12/13	3,000,000	2,997,960
Daimler Finance North America LLC (a) 0.530% 3/13/14	8,500,000	8,479,602
DIRECTV Holdings LLC (a) 0.400% 11/14/13	2,000,000	1,999,022
DIRECTV Holdings LLC (a) 0.410% 12/12/13	3,000,000	2,997,540

	Principal Amount	Value
DIRECTV Holdings LLC (a) 0.440% 12/02/13	$6,927,000	$6,921,751
Duke Energy Corp. (a) 0.370% 3/10/14	6,000,000	5,990,133
Duke Energy Corp. (a) 0.380% 3/06/14	2,000,000	1,996,707
Ecolab, Inc. (a) 0.330% 1/06/14	10,000,000	9,991,108
Enbridge, Inc. (a) 0.300% 10/18/13	7,380,000	7,378,955
Enbridge, Inc. (a) 0.320% 10/24/13	250,000	249,949
ERAC USA Finance LLC (a) 0.280% 10/04/13	3,789,000	3,788,912
FMC Corp. (a) 0.270% 10/01/13	10,000,000	10,000,000
Glencore Funding LLC 0.600% 12/09/13	2,000,000	1,997,700
Hewlett-Packard Co. (a) 0.350% 10/22/13	2,000,000	1,999,592
Hewlett-Packard Co. (a) 0.360% 10/22/13	8,000,000	7,998,320
Hewlett-Packard Co. (a) 0.360% 10/28/13	2,992,000	2,991,192
Holcim US Finance Sarl & Cie (a) 0.420% 10/03/13	385,000	384,991
Holcim US Finance Sarl & Cie (a) 0.420% 11/13/13	2,500,000	2,498,746
Holcim US Finance Sarl & Cie (a) 0.440% 10/11/13	6,000,000	5,999,267
Holcim US Finance Sarl & Cie (a) 0.470% 11/07/13	4,000,000	3,998,068
National Grid USA (a) 0.390% 11/21/13	1,250,000	1,249,309
National Grid USA (a) 0.406% 11/14/13	8,220,000	8,215,981
National Grid USA (a) 0.410% 11/21/13	2,987,000	2,985,265
Nissan Motor Acceptance Corp. (a) 0.310% 11/13/13	495,000	494,817
Noble Corp. (a) 0.370% 11/18/13	2,000,000	1,999,013
Noble Corp. (a) 0.390% 11/12/13	5,700,000	5,697,407
Pearson Holdings, Inc. (a) 0.300% 10/18/13	10,000,000	9,998,583
Pentair Finance (a) 0.300% 10/16/13	10,400,000	10,398,700
Spectra Energy Capital LLC (a) 0.440% 10/28/13	10,000,000	9,996,700
Stanley Works (a) 0.410% 12/13/13	5,000,000	4,995,843

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Stanley Works (a) 0.420% 12/12/13	$5,000,000	$4,995,800
Tesco Treasury Services PLC (a) 0.580% 2/21/14	7,200,000	7,183,412
Transcanada PipeLines, Ltd. (a) 0.330% 10/29/13	10,000,000	9,997,433
Vodafone Group PLC (a) 0.430% 10/21/13	1,000,000	999,761
Vodafone Group PLC (a) 0.570% 10/22/13	3,600,000	3,598,803
Vodafone Group PLC (a) 0.630% 4/07/14	3,400,000	3,388,814
Volvo Group Treasury NA (a) 0.360% 11/15/13	11,000,000	10,995,050
Volvo Group Treasury NA (a) 0.380% 11/25/13	1,765,000	1,763,975
WellPoint, Inc. (a) 0.330% 1/08/14	10,000,000	9,990,925
Xstrata Finance Canada Ltd. (a) 0.700% 12/12/13	10,000,000	9,986,000

		244,448,815

Time Deposits — 0.3%
Euro Time Deposit 0.010% 10/01/13	1,616,836	1,616,836

TOTAL SHORT-TERM INVESTMENTS (Cost $246,065,651)		246,065,651

TOTAL INVESTMENTS — 102.9% (Cost $599,288,726) (f)		602,898,148

Other Assets/ (Liabilities) — (2.9)%		(17,133,994)

NET ASSETS — 100.0%		$585,764,154

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $342,019,218 or 58.39% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At September 30, 2013, these securities amounted to a value of $4,201,340 or 0.72% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2013

	Principal Amount	Value
BONDS & NOTES — 139.3%

CORPORATE DEBT — 1.6%
Banks — 0.4%
Associated Banc-Corp. 1.875% 3/12/14	$850,000	$850,933
First Horizon National Corp. 5.375% 12/15/15	390,000	421,475

		1,272,408

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	700,000	717,703

Diversified Financial — 0.3%
Ford Motor Credit Co. LLC 12.000% 5/15/15	700,000	817,745

Oil & Gas — 0.3%
Transocean, Inc. 4.950% 11/15/15	675,000	724,140

Real Estate Investment Trusts (REITS) — 0.4%
DDR Corp. 9.625% 3/15/16	945,000	1,120,839

TOTAL CORPORATE DEBT (Cost $4,734,330)		4,652,835

MUNICIPAL OBLIGATIONS — 0.3%
Educational Funding of the South, Inc. FRN 0.611% 9/01/17	487,017	485,873
Louisiana State Public Facilities Authority FRN 1.165% 4/26/27	340,000	339,881
North Carolina State Education Assistance Authority FRN 0.715% 1/25/21	57,209	57,206

		882,960

TOTAL MUNICIPAL OBLIGATIONS (Cost $884,148)		882,960

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 36.3%
Automobile ABS — 10.3%
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (a) 1.320% 2/15/17	897,325	897,338
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	317,151	317,089
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	807,488	809,169

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2 0.740% 11/08/16	$485,000	$485,162
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	246,151	246,298
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	255,000	254,723
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.732% 3/15/20	260,320	260,362
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A (a) 2.370% 11/20/14	680,000	690,244
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	281,497	281,751
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,205,000	1,207,929
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	488,940	488,962
Carnow Auto Receivables Trust, Series 2012-1A, Class B (a) 3.240% 3/15/16	291,955	292,559
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	251,648	251,658
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.632% 5/07/24	750,000	751,002
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.932% 11/07/23	604,260	606,407
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	491,047	491,099
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	650,000	648,658
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	509,581	512,478
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	1,052,410	1,050,493
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	556,631	570,133

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	$855,000	$859,522
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	1,150,000	1,159,596
DT Auto Owner Trust, Series 2013-1A, Class A (a) 0.750% 5/16/16	343,915	343,951
DT Auto Owner Trust, Series 2013-2A, Class A (a) 0.810% 9/15/16	1,140,000	1,139,944
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	449,291	449,581
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	46,364	46,420
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	193,221	194,060
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	340,292	339,452
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	800,506	802,034
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	630,000	629,998
Exeter Automobile Receivables Trust, Series 2012-1A, Class A (a) 2.020% 8/15/16	1,205,843	1,209,990
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	941,421	939,061
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	755,000	755,001
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	392,761	394,603
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	17,730	17,743
Navistar Financial Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	1,025,000	1,027,730
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	343,188	343,617

	Principal Amount	Value
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	$255,000	$259,315
Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B (a) 1.660% 8/15/16	1,745,250	1,750,746
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class B (a) 2.320% 4/15/15	1,170,045	1,171,690
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 0.790% 8/17/15	194,184	194,286
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	1,000,000	1,000,812
Santander Drive Auto Receivables Trust, Series 2010-A, Class A3 (a) 1.830% 11/17/14	46,926	47,010
Santander Drive Auto Receivables Trust, Series 2010-3, Class B 2.050% 5/15/15	248,814	249,069
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	491,914	492,253
Santander Drive Auto Receivables Trust, Series 2010-2, Class B 2.240% 12/15/14	447,684	448,087
Santander Drive Auto Receivables Trust, Series 2011-2, Class B 2.660% 1/15/16	330,000	331,613
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	250,659	250,510
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (a) 1.210% 8/15/15	142,580	142,634
United Auto Credit Securitization Trust, Series 2013-1, Class A2 (a) 0.950% 9/15/15	595,000	595,024
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	335,346	335,495
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	695,000	694,930
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	157,766	157,929

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	$379,802	$381,130

		30,268,350

Commercial MBS — 1.8%
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.764% 4/12/38	296,647	298,828
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	458,271	457,568
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	148,181	148,115
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	2,759,475	2,718,082
VFC LLC (Acquired 9/19/13, Cost $1,320,000), Series 2013-1, Class A (a) (b) 3.130% 3/20/26	1,320,000	1,320,111
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	341,590	340,460

		5,283,164

Home Equity ABS — 2.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.449% 8/25/35	149,417	146,481
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.854% 4/25/35	178,883	178,354
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.539% 7/25/35	70,403	69,906
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.549% 11/25/34	189,849	187,690
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.854% 2/25/35	187,879	182,802
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.769% 8/28/44	18,228	18,115
Countrywide Asset-Backed Certificates, Series 2005-BC5, Class 3A3 FRN 0.549% 1/25/36	535,511	524,274
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.639% 9/25/34	51,162	50,688

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-BC4, Class M2 FRN 0.649% 8/25/35	$213,171	$211,374
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.469% 7/25/36	736,896	728,135
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.599% 5/25/36	520,000	483,009
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.609% 5/25/35	410,769	391,414
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.359% 7/25/36	63,531	63,197
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.589% 11/25/35	91,652	91,437
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.619% 10/25/35	257,271	253,420
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.959% 12/25/32	325,293	312,893
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.929% 2/25/35	46,003	45,434
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.004% 6/25/35	671,729	633,612
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.854% 3/25/35	665,684	653,409
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.914% 6/28/35	890,036	856,328
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.629% 8/25/35	358,948	350,015
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.479% 6/25/35	57,387	57,305
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.649% 5/25/35	124,276	121,846
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.559% 8/25/35	258,241	252,197
Quest Trust, Series 2005-X1, Class M1 FRN (a) 0.679% 3/25/35	25,812	25,723

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.369% 3/25/36	$85,679	$84,788
Structured Asset Investment Loan Trust, Series 2005-HE1, Class A6 FRN 0.539% 7/25/35	113,340	115,935

		7,089,781

Other ABS — 9.6%
321 Henderson Receivables II LLC, Series 2006-3A, Class A1 FRN (a) 0.382% 9/15/41	481,858	461,837
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.382% 12/15/41	922,679	859,751
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.932% 12/15/42	1,022,039	1,027,630
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	7,709	7,711
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.359% 8/18/21	1,499,613	1,469,771
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	502,382	502,382
Drug Royalty II LP 1, Series 2012-1, Class A1 FRN (a) 4.268% 1/15/25	969,808	984,355
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2 (a) 0.850% 11/21/14	232,659	232,742
GE Seaco Finance Srl, Series 2005-1A, Class A FRN (a) 0.430% 11/17/20	1,516,667	1,498,365
GE Seaco Finance SRL, Series 2004-1A, Class A FRN (a) 0.480% 4/17/19	875,000	872,236
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	763,999	766,387
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.432% 6/02/17	375,000	380,625
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class A1 (a) 0.898% 1/15/44	600,000	599,640
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6 (a) 1.287% 9/15/44	720,000	720,000

	Principal Amount	Value
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	$1,392,762	$1,392,762
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	771,333	771,383
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	1,496,852	1,543,296
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.124% 4/25/35	1,031,184	999,395
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	661,518	661,518
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	881,837	881,678
NYCTL Trust, Series 2013-A, Class A (a) 1.190% 11/10/26	495,000	495,048
Oxford Finance Funding Trust, Series 2012-1A, Class A (a) 3.900% 3/15/17	1,224,969	1,237,219
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.732% 2/15/18	2,100,000	2,093,850
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.882% 10/17/16	620,000	619,941
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.382% 2/15/16	600,000	601,006
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.180% 9/20/19	579,963	579,848
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	237,916	242,381
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	520,277	530,807
TAL Advantage LLC, Series 2006-1A FRN (a) 0.370% 4/20/21	361,667	356,506
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.430% 5/15/20	2,710,000	2,688,655
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.582% 10/15/15	324,000	326,093

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.682% 7/15/41	$518,791	$530,639
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.350% 11/26/21	710,917	695,612
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	755,134	757,855

		28,388,924

Student Loans ABS — 11.9%
Access Group, Inc., Series 2005-1, Class A2 FRN 0.360% 3/23/20	335,446	334,653
Access Group, Inc., Series 2006-1, Class A2 FRN 0.372% 8/25/23	802,583	793,339
Access Group, Inc., Series 2007-A, Class A2 FRN 0.392% 8/25/26	108,593	107,040
Access Group, Inc., Series 2005-2, Class A3 FRN 0.442% 11/22/24	306,410	302,525
Access Group, Inc., Series 2005-B, Class A2 FRN 0.496% 7/25/22	462,248	454,517
Access Group, Inc., Series 2003-1, Class A2 FRN 0.511% 12/27/16	358,814	358,639
Access Group, Inc., Series 2004-A, Class A2 FRN 0.526% 4/25/29	471,356	462,833
Access Group, Inc., Series 2003-A, Class A3 FRN 1.690% 7/01/38	328,770	291,675
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.330% 12/26/18	145,933	145,753
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.361% 9/25/23	71,238	71,146
Brazos Higher Education Authority, Series 2004-I, Class A2 FRN 0.411% 6/27/22	900,492	897,700
College Loan Corp. Trust, Series 2005-1, Class A2 FRN 0.366% 7/25/24	64,984	64,957
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.685% 1/25/47	675,000	560,250
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.338% 12/28/21	258,434	257,971

	Principal Amount	Value
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.348% 12/28/21	$51,066	$51,022
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.458% 9/28/26	1,002,284	994,979
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.414% 12/15/22	1,075,013	1,072,659
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.679% 6/15/43	1,150,000	1,138,500
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.682% 6/15/43	350,000	342,405
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.890% 6/15/43	200,000	170,059
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN (a) 0.629% 6/25/22	808,828	808,345
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.332% 5/25/23	222,324	219,099
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.362% 8/25/25	964,740	960,842
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.382% 11/25/26	441,113	436,178
Higher Education Funding HEF, Series 2005-1, Class A2 FRN 0.362% 2/25/24	117,100	117,078
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.683% 1/01/44	275,000	259,155
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.685% 1/01/44	200,000	184,622
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.526% 10/25/32	4,072,222	3,953,966
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.564% 10/28/41	2,282,066	2,239,867
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.780% 9/20/22	172,731	172,870
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.369% 2/25/28	157,229	154,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.389% 4/26/27	$110,982	$110,667
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.979% 4/25/46	153,930	155,159
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.364% 10/28/26	228,560	227,534
Northstar Education Finance, Inc., Series 2004-2 FRN 0.383% 4/28/16	191,191	191,068
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.472% 5/28/26	807,187	803,718
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.346% 1/25/18	297,738	297,261
Pennsylvania Higher Education Assistance Agency FRN 0.866% 4/25/19	1,351,860	1,352,684
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.388% 1/15/19	591,196	590,197
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.438% 7/15/36	1,370,000	1,335,860
SLM Student Loan Trust, Series 2002-1, Class A2 FRN 0.376% 4/25/17	1,259	1,259
SLM Student Loan Trust, Series 2006-B, Class A3 FRN 0.394% 12/15/22	120,582	120,245
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.434% 3/15/19	187,797	187,818
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.466% 1/25/16	38,475	38,461
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.474% 12/15/17	222,879	222,806
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.650% 12/15/16	825,000	825,000
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.766% 10/25/17	124,707	124,952
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.850% 12/15/16	350,000	350,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.850% 12/15/16	$300,000	$300,000
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.904% 12/15/38	517,083	461,911
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.932% 10/16/23	399,908	398,694
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.282% 12/15/21	348,635	349,152
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.282% 8/15/23	346,567	346,788
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.320% 6/17/30	600,000	600,000
SLM Student Loan Trust, Series 2008-5, Class A2 FRN 1.366% 10/25/16	1,139,520	1,141,555
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.582% 8/15/25	334,164	336,367
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	900,000	900,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.669% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.670% 12/15/16	225,000	225,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.670% 12/15/16	75,000	75,000
SLM Student Loan Trust, Series 2003-10A, Class A1C FRN (a) 1.672% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.672% 12/15/16	200,000	200,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.832% 12/15/17	158,176	158,396
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	500,000	500,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.384% 7/28/26	$328,880	$325,200
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.454% 10/28/28	455,267	453,922
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.504% 4/30/29	429,502	428,746
South Carolina Student Loan Corp., Series 2006-1, Class A1 FRN 0.350% 12/02/19	758,823	753,018
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.716% 1/25/21	331,533	331,599
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.660% 9/01/22	897,571	897,390
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.376% 7/27/20	290,852	290,559

		35,037,102

WL Collateral CMO — 0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.879% 3/25/45	387,838	372,800
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	172,461	172,754

		545,554

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.429% 11/25/37	208,180	202,545

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $106,811,680)		106,815,420

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Government National Mortgage Association II Pool #82462 FRN 3.500% 1/20/40	344,123	359,638

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $365,308)		359,638

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 101.0%
U.S. Treasury Bonds & Notes — 101.0%
U.S. Treasury Inflation Index (c) 0.125% 4/15/16	$19,133,702	$19,635,962
U.S. Treasury Inflation Index (c) (d) (e) 0.125% 4/15/17	15,658,151	16,146,247
U.S. Treasury Inflation Index (c) 0.125% 4/15/18	11,398,666	11,742,404
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	14,464,461	14,282,527
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	14,876,098	14,652,957
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	14,582,920	14,186,440
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	9,164,329	9,117,078
U.S. Treasury Inflation Index (d) (e) 0.500% 4/15/15	3,309,122	3,380,474
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	13,302,451	13,845,976
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	4,500,924	3,690,056
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	6,528,321	5,587,322
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	11,869,042	12,779,623
U.S. Treasury Inflation Index 1.250% 4/15/14	4,646,830	4,684,585
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	10,711,100	11,718,607
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	5,112,940	5,612,249
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	6,881,001	7,547,598
U.S. Treasury Inflation Index (c) 1.625% 1/15/15	9,052,790	9,355,497
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	5,530,499	6,077,930
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	3,010,554	3,371,116
U.S. Treasury Inflation Index (c) 1.875% 7/15/15	3,002,325	3,169,798
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	5,486,504	6,215,178
U.S. Treasury Inflation Index (c) 2.000% 1/15/16	9,127,015	9,760,913
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	3,936,797	4,541,773
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	5,119,040	5,810,110
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	3,917,719	4,635,762

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	$3,472,043	$4,112,472
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	6,150,679	6,821,970
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	9,430,616	11,255,592
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	5,866,891	7,059,976
U.S. Treasury Inflation Index (c) 2.500% 7/15/16	7,287,084	8,040,845
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	6,364,800	7,823,237
U.S. Treasury Inflation Index (c) 2.625% 7/15/17	6,300,309	7,148,885
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	2,836,023	3,970,432
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	5,777,000	7,986,703
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	7,999,892	11,467,349

		297,235,643

TOTAL U.S. TREASURY OBLIGATIONS (Cost $292,806,274)		297,235,643

TOTAL BONDS & NOTES (Cost $405,601,740)		409,946,496

TOTAL LONG-TERM INVESTMENTS (Cost $405,601,740)		409,946,496

SHORT-TERM INVESTMENTS — 44.2%
Commercial Paper — 44.2%
Airgas, Inc. (a) 0.340% 1/03/14	4,000,000	3,996,449
Bacardi USA, Inc. (a) 0.320% 10/09/13	735,000	734,948
British Telecommunications PLC (a) 0.450% 3/10/14	700,000	698,600
British Telecommunications PLC (a) 0.750% 3/10/14	2,500,000	2,491,667
British Telecommunications PLC (a) 0.750% 4/10/14	400,000	398,408
Canadian Natural Resources Ltd. (a) 0.300% 10/08/13	3,500,000	3,499,796
Centrica PLC (a) 0.530% 1/07/14	2,500,000	2,496,393
Daimler Finance North America LLC (a) 0.530% 3/05/14	4,500,000	4,489,731
DIRECTV Holdings LLC (a) 0.440% 12/04/13	5,200,000	5,195,933

	Principal Amount	Value
Dominion Resources, Inc. (a) 0.310% 10/04/13	$1,500,000	$1,499,961
Duke Energy Corp. (a) 0.380% 3/06/14	4,250,000	4,243,002
Ecolab, Inc. (a) 0.330% 1/08/14	4,250,000	4,246,143
Enbridge Energy Partners (a) 0.300% 10/29/13	1,750,000	1,749,592
Enbridge Energy Partners (a) 0.350% 10/29/13	2,500,000	2,499,319
FMC Corp. (a) 0.320% 10/16/13	1,649,000	1,648,780
FMC Corp. (a) 0.320% 10/24/13	2,600,000	2,599,469
FMC Technologies, Inc. (a) 0.330% 11/05/13	500,000	499,840
FMC Technologies, Inc. (a) 0.330% 12/09/13	4,000,000	3,997,470
Hewlett-Packard Co. (a) 0.360% 10/21/13	4,500,000	4,499,100
Holcim US Finance Sarl & Cie (a) 0.450% 10/16/13	4,500,000	4,499,156
Hyundai Capital America (a) 0.310% 11/08/13	4,250,000	4,248,609
Marriott International, Inc. (a) 0.330% 10/28/13	4,500,000	4,498,886
National Grid USA (a) 0.406% 11/14/13	4,500,000	4,497,800
Nissan Motor Acceptance Corp. (a) 0.310% 11/12/13	4,100,000	4,098,517
Noble Corp. (a) 0.360% 11/06/13	4,500,000	4,498,380
Omnicom Capital, Inc. (a) 0.300% 11/20/13	2,500,000	2,498,958
Pentair Finance (a) 0.310% 10/18/13	3,500,000	3,499,488
Sempra Energy Holding (a) 0.310% 10/18/13	4,500,000	4,499,341
Stanley Works (a) 0.420% 12/12/13	8,500,000	8,492,860
Tesco Treasury Services PLC (a) 0.470% 12/27/13	2,000,000	1,997,728
Tesco Treasury Services PLC (a) 0.580% 2/21/14	2,500,000	2,494,240
TransCanada PipeLines Ltd. (a) 0.340% 10/07/13	500,000	499,972
TransCanada PipeLines Ltd. (a) 0.340% 11/12/13	4,250,000	4,248,314
VF Corp. (a) 0.300% 11/12/13	4,500,000	4,498,425
Vodafone Group PLC (a) 0.630% 4/07/14	5,500,000	5,481,905

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Group Treasury NA (a) 0.380% 11/25/13	$4,500,000	$4,497,388
WellPoint, Inc. (a) 0.330% 1/08/14	4,000,000	3,996,370
Xstrata Finance Canada Ltd. (a) 0.700% 12/12/13	5,350,000	5,342,510

		129,873,448

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (f)	127,526	127,526

TOTAL SHORT-TERM INVESTMENTS (Cost $130,000,974)		130,000,974

TOTAL INVESTMENTS — 183.5% (Cost $535,602,714) (g)		539,947,470

Other Assets/(Liabilities) — (83.5)%		(245,774,122)

NET ASSETS — 100.0%		$294,173,348

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $199,179,863 or 67.71% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At September 30, 2013, these securities amounted to a value of $1,320,111 or 0.45% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	Maturity value of $127,526. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $134,854.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	130,000	$3,016,000

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,016,000

TOTAL EQUITIES (Cost $3,250,000)		3,016,000

	Principal Amount
BONDS & NOTES — 98.3%

CORPORATE DEBT — 44.5%
Advertising — 0.2%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,600,000	1,571,515
WPP Finance 2010 4.750% 11/21/21	635,000	654,529

		2,226,044

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	1,375,000	1,580,941
Exelis, Inc. 4.250% 10/01/16	2,465,000	2,590,614
L-3 Communications Corp. 4.750% 7/15/20	105,000	109,967
United Technologies Corp. 6.125% 7/15/38	465,000	559,670

		4,841,192

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	775,000	645,199
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,785,000	1,848,728
Philip Morris International, Inc. 6.375% 5/16/38	225,000	267,371

		2,761,298

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	214,832	109,027

Auto Manufacturers — 0.1%
General Motors Co. (a) 3.500% 10/02/18	1,425,000	1,421,438

Automotive & Parts — 0.3%
Lear Corp. (a) 4.750% 1/15/23	625,000	579,688

	Principal Amount	Value
Lear Corp. 8.125% 3/15/20	$2,204,000	$2,413,380
TRW Automotive, Inc. (a) 7.250% 3/15/17	630,000	721,350

		3,714,418

Banks — 3.0%
Associated Banc-Corp. 5.125% 3/28/16	2,000,000	2,159,458
Bank of America Corp. 3.625% 3/17/16	1,600,000	1,682,698
Bank of America Corp. 4.500% 4/01/15	1,000,000	1,050,188
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,754,169
Bank of America Corp. Series L 5.650% 5/01/18	1,150,000	1,297,803
Capital One Financial Corp. 2.125% 7/15/14	850,000	859,421
Capital One Financial Corp. 7.375% 5/23/14	930,000	969,585
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,227,509
Credit Suisse New York 5.500% 5/01/14	585,000	602,278
Discover Bank 2.000% 2/21/18	1,920,000	1,877,257
Export-Import Bank of Korea 1.750% 2/27/18	705,000	685,978
Export-Import Bank of Korea 4.000% 1/11/17	1,000,000	1,064,997
First Horizon National Corp. 5.375% 12/15/15	2,576,000	2,783,893
FirstMerit Corp. 4.350% 2/04/23	645,000	636,823
HSBC Holdings PLC 6.500% 9/15/37	930,000	1,054,035
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,800,000	1,790,091
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,323,682
ICICI Bank Ltd. (a) 5.500% 3/25/15	3,224,000	3,342,260
KFW 2.125% 1/17/23	4,590,000	4,293,027
Morgan Stanley 4.875% 11/01/22	750,000	750,394
Regions Bank/Birmingham AL 7.500% 5/15/18	895,000	1,052,623
Regions Financial Corp. 5.750% 6/15/15	1,990,000	2,132,305
UBS AG 5.750% 4/25/18	1,500,000	1,730,598

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Union Bank NA 2.625% 9/26/18	$550,000	$555,191
Valley National Bancorp 5.125% 9/27/23	1,320,000	1,319,839
Wachovia Bank NA 6.600% 1/15/38	690,000	834,016
Wells Fargo & Co. 3.625% 4/15/15	1,100,000	1,147,870
Wells Fargo & Co. 4.600% 4/01/21	345,000	374,630
Zions Bancorp. 6.000% 9/15/15	1,115,000	1,193,146

		42,545,764

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	119,000	147,545
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	815,000	725,156
Molson Coors Brewing Co. 5.000% 5/01/42	600,000	584,666

		1,457,367

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	1,600,000	1,553,210

Building Materials — 0.7%
CRH America, Inc. 8.125% 7/15/18	1,730,000	2,105,877
Lafarge SA (a) 6.200% 7/09/15	3,300,000	3,489,750
Masco Corp. 4.800% 6/15/15	2,510,000	2,622,950
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,514,027

		9,732,604

Chemicals — 1.5%
Ashland, Inc. 3.000% 3/15/16	3,706,000	3,752,325
Ashland, Inc. 6.875% 5/15/43	1,503,000	1,442,880
Cabot Corp. 5.000% 10/01/16	2,440,000	2,664,841
CF Industries, Inc. 3.450% 6/01/23	457,000	423,544
Cytec Industries, Inc. 3.500% 4/01/23	520,000	483,336
Cytec Industries, Inc. 8.950% 7/01/17	450,000	535,510
The Dow Chemical Co. 8.550% 5/15/19	375,000	478,265
Ecolab, Inc. 4.350% 12/08/21	650,000	684,852

	Principal Amount	Value
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	$880,000	$965,967
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,352,000	2,445,330
Methanex Corp. 5.250% 3/01/22	550,000	570,513
NOVA Chemicals Corp. 8.625% 11/01/19	1,500,000	1,657,500
RPM International, Inc. 6.125% 10/15/19	800,000	911,002
RPM International, Inc. 6.250% 12/15/13	3,815,000	3,850,728
Valspar Corp. 7.250% 6/15/19	650,000	782,760

		21,649,353

Commercial Services — 0.4%
The ADT Corp. 2.250% 7/15/17	2,015,000	1,924,380
Brambles USA, Inc. (a) 3.950% 4/01/15	1,400,000	1,449,981
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	462,000	488,565
ERAC USA Finance Co. (a) 6.700% 6/01/34	355,000	401,388
ERAC USA Finance LLC (a) 2.800% 11/01/18	455,000	458,231
The Western Union Co. 5.930% 10/01/16	1,405,000	1,564,546

		6,287,091

Computers — 0.5%
Apple, Inc. 1.000% 5/03/18	2,700,000	2,600,786
Apple, Inc. 2.400% 5/03/23	1,875,000	1,697,214
Brocade Communications Systems, Inc. 6.875% 1/15/20	115,000	124,200
Hewlett-Packard Co. 2.125% 9/13/15	1,280,000	1,298,362
Hewlett-Packard Co. 2.200% 12/01/15	1,475,000	1,499,874

		7,220,436

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	1,120,000	1,126,909
The Procter & Gamble Co. 5.800% 8/15/34	270,000	320,348

		1,447,257

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	170,000	168,103

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 5.3%
American Express Co. 8.125% 5/20/19	$610,000	$792,889
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,820,582
Citigroup, Inc. 4.750% 5/19/15	590,000	624,398
Citigroup, Inc. 5.500% 10/15/14	456,000	477,842
Citigroup, Inc. 5.875% 5/29/37	550,000	601,586
Citigroup, Inc. 5.875% 1/30/42	800,000	889,479
Citigroup, Inc. 6.375% 8/12/14	1,024,000	1,073,478
Citigroup, Inc. 8.125% 7/15/39	225,000	312,485
Citigroup, Inc. 8.500% 5/22/19	688,000	878,743
CNH Capital LLC 6.250% 11/01/16	1,705,000	1,875,500
Eaton Vance Corp. 3.625% 6/15/23	707,000	685,432
Eaton Vance Corp. 6.500% 10/02/17	91,000	104,916
Ford Motor Credit Co. LLC 2.750% 5/15/15	2,200,000	2,250,332
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,850,000	1,901,528
Ford Motor Credit Co. LLC 3.875% 1/15/15	3,760,000	3,888,897
Ford Motor Credit Co. LLC 8.700% 10/01/14	3,100,000	3,330,290
General Electric Capital Corp. 2.150% 1/09/15	1,500,000	1,531,119
General Electric Capital Corp. 5.500% 1/08/20	600,000	680,021
General Electric Capital Corp. 6.875% 1/10/39	1,495,000	1,832,194
General Motors Financial Co., Inc. (a) 2.750% 5/15/16	1,320,000	1,316,700
The Goldman Sachs Group, Inc. 1.600% 11/23/15	2,275,000	2,291,521
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	991,354
The Goldman Sachs Group, Inc. 5.625% 1/15/17	3,540,000	3,899,469
The Goldman Sachs Group, Inc. 5.750% 1/24/22	1,600,000	1,773,829
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	480,375
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	492,940

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.345% 2/15/34	$550,000	$532,461
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	589,654
Hyundai Capital America (a) 1.625% 10/02/15	995,000	996,592
Hyundai Capital America (a) 2.875% 8/09/18	910,000	917,605
Hyundai Capital America (a) 4.000% 6/08/17	1,000,000	1,057,531
International Lease Finance Corp. 3.875% 4/15/18	2,065,000	1,995,306
International Lease Finance Corp. 5.750% 5/15/16	6,722,000	7,127,209
Janus Capital Group, Inc. 6.700% 6/15/17	2,500,000	2,793,657
JP Morgan Chase & Co. 4.500% 1/24/22	1,500,000	1,564,653
JPMorgan Chase & Co. 3.450% 3/01/16	2,460,000	2,590,304
Lazard Group LLC 6.850% 6/15/17	3,348,000	3,794,824
Lazard Group LLC 7.125% 5/15/15	2,407,000	2,605,236
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	945,000	939,028
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	687,213
Morgan Stanley 3.800% 4/29/16	850,000	894,646
Morgan Stanley 4.200% 11/20/14	4,085,000	4,226,161
Morgan Stanley 5.450% 1/09/17	1,526,000	1,680,451
Morgan Stanley 5.625% 9/23/19	1,415,000	1,579,032
Morgan Stanley 5.750% 1/25/21	225,000	249,775
TD Ameritrade Holding Corp. 4.150% 12/01/14	510,000	530,704

		74,149,941

Electric — 2.5%
The AES Corp. 7.750% 10/15/15	590,000	654,900
Ameren Corp. 8.875% 5/15/14	3,375,000	3,536,990
CMS Energy Corp. 5.050% 2/15/18	1,875,000	2,076,516
CMS Energy Corp. 6.875% 12/15/15	2,403,000	2,677,274
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	42,358

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Florida Power & Light Co. 4.950% 6/01/35	$950,000	$1,011,174
Georgia Power Co. 4.300% 3/15/42	717,000	646,062
IPALCO Enterprises, Inc. 5.000% 5/01/18	3,135,000	3,252,562
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	1,785,000	1,963,500
Kansas Gas & Electric Co. 5.647% 3/29/21	1,129,066	1,205,003
Kiowa Power Partners LLC (a) 4.811% 12/30/13	49,659	49,842
LG&E and KU Energy LLC 4.375% 10/01/21	1,900,000	1,968,446
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,525,000	1,692,302
National Fuel Gas Co. 3.750% 3/01/23	985,000	946,560
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,236,632
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,560,000	1,451,842
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	89,855
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	169,904
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	867,713
PPL Capital Funding, Inc. 1.900% 6/01/18	400,000	392,620
Puget Energy, Inc. 6.500% 12/15/20	1,985,000	2,220,151
Southern California Edison Co. 5.950% 2/01/38	820,000	962,040
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,470,000	1,433,381
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	273,962	278,356
Transelec SA (a) 4.625% 7/26/23	1,250,000	1,189,003
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	889,395	970,063
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,140,572
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,587,786

		35,713,407

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	2,800,000	2,929,500

	Principal Amount	Value
Electronics — 0.6%
Agilent Technologies, Inc. 3.875% 7/15/23	$1,206,000	$1,171,212
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	778,408
Arrow Electronics, Inc. 6.000% 4/01/20	1,195,000	1,300,779
Avnet, Inc. 4.875% 12/01/22	944,000	951,422
Jabil Circuit, Inc. 7.750% 7/15/16	1,430,000	1,619,475
PerkinElmer, Inc. 5.000% 11/15/21	1,000,000	1,032,334
Tech Data Corp. 3.750% 9/21/17	1,345,000	1,377,909

		8,231,539

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,755,000	1,782,064

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	750,000	778,969

Environmental Controls — 0.1%
Republic Services, Inc. 5.000% 3/01/20	40,000	43,616
Republic Services, Inc. 5.250% 11/15/21	795,000	872,082

		915,698

Foods — 1.0%
ConAgra Foods, Inc. (a) 4.950% 8/15/20	850,000	897,128
ConAgra Foods, Inc. (a) 6.625% 8/15/39	500,000	579,244
ConAgra Foods, Inc. 7.000% 4/15/19	965,000	1,158,283
Delhaize Group 6.500% 6/15/17	1,435,000	1,626,275
General Mills, Inc. 5.400% 6/15/40	65,000	70,810
Kraft Foods, Inc. 4.125% 2/09/16	1,580,000	1,686,987
Kraft Foods, Inc. 6.500% 2/09/40	550,000	645,554
Safeway, Inc. 3.400% 12/01/16	830,000	855,773
TreeHouse Foods, Inc. 7.750% 3/01/18	3,050,000	3,225,375
Tyson Foods, Inc. 4.500% 6/15/22	1,300,000	1,349,297
Tyson Foods, Inc. 6.600% 4/01/16	1,675,000	1,877,950

		13,972,676

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	$230,000	$271,091
International Paper Co. 4.750% 2/15/22	700,000	737,209
International Paper Co. 7.300% 11/15/39	820,000	1,000,676
International Paper Co. 9.375% 5/15/19	290,000	382,432
Plum Creek Timberlands LP 3.250% 3/15/23	1,480,000	1,353,066

		3,744,474

Gas — 0.0%
Boston Gas Co. (a) 4.487% 2/15/42	700,000	656,731

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	1,200,000	1,159,300

Health Care – Products — 0.2%
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,086,477
Covidien International Finance SA 6.550% 10/15/37	95,000	118,211
Hospira, Inc. 5.200% 8/12/20	1,020,000	1,037,743
Johnson & Johnson 5.850% 7/15/38	245,000	294,005

		2,536,436

Health Care – Services — 0.7%
Cigna Corp. 5.125% 6/15/20	650,000	716,349
HCA, Inc. 8.500% 4/15/19	1,230,000	1,322,250
Howard Hughes Medical Institute 3.500% 9/01/23	1,025,000	1,022,604
Kaiser Foundation Hospitals 3.500% 4/01/22	600,000	586,301
Roche Holdings, Inc. (a) 7.000% 3/01/39	250,000	330,154
UnitedHealth Group, Inc. 0.850% 10/15/15	1,000,000	1,002,526
UnitedHealth Group, Inc. 2.750% 2/15/23	1,245,000	1,159,833
UnitedHealth Group, Inc. 6.875% 2/15/38	1,775,000	2,228,385
WellPoint, Inc., Convertible (a) 2.750% 10/15/42	1,000,000	1,273,125

		9,641,527

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	1,220,000	1,366,737

	Principal Amount	Value
Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	$870,000	$841,891
Whirlpool Corp. 5.150% 3/01/43	295,000	282,840
Whirlpool Corp. 8.600% 5/01/14	460,000	480,568

		1,605,299

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	565,000	532,378
Church & Dwight Co., Inc. 3.350% 12/15/15	845,000	878,234

		1,410,612

Housewares — 0.2%
Newell Rubbermaid, Inc. 2.050% 12/01/17	1,250,000	1,236,199
Toro Co. 7.800% 6/15/27	773,000	932,652

		2,168,851

Insurance — 3.0%
Aflac, Inc. 8.500% 5/15/19	585,000	756,118
The Allstate Corp. 5.550% 5/09/35	875,000	972,407
The Allstate Corp. VRN 5.750% 8/15/53	1,265,000	1,233,375
American International Group, Inc. 3.000% 3/20/15	2,000,000	2,058,436
The Chubb Corp. VRN 6.375% 3/29/67	1,749,000	1,875,802
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,217,074
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	1,820,000	1,896,091
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	1,650,000	1,768,003
ING US, Inc. 5.500% 7/15/22	900,000	968,885
ING US, Inc. VRN 5.650% 5/15/53	1,510,000	1,380,362
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	706,000	688,568
Lincoln National Corp. 4.300% 6/15/15	600,000	632,506
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,749,289
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	900,000	971,979

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MetLife Capital Trust IV (a) 7.875% 12/15/67	$2,695,000	$3,031,875
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	803,621
The Progressive Corp. 3.750% 8/23/21	40,000	41,332
The Progressive Corp. VRN 6.700% 6/15/67	2,589,000	2,770,230
Prudential Financial, Inc. 3.875% 1/14/15	1,190,000	1,236,911
Prudential Financial, Inc. 4.500% 11/15/20	700,000	752,078
Prudential Financial, Inc. 4.750% 9/17/15	2,055,000	2,204,912
Prudential Financial, Inc. VRN 5.200% 3/15/44	2,380,000	2,158,660
Prudential Financial, Inc. 6.200% 11/15/40	500,000	573,664
Prudential Financial, Inc. VRN 8.875% 6/15/68	1,930,000	2,335,300
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	900,000	876,807
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,270,000	1,298,663
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,775,000	1,899,838
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,675,000	1,954,954
The Travelers Cos., Inc. 6.250% 6/15/37	775,000	945,284
Willis Group Holdings PLC 4.125% 3/15/16	530,000	556,613
Willis North America, Inc. 7.000% 9/29/19	706,000	823,949

		42,433,586

Internet — 0.4%
Baidu, Inc. 3.250% 8/06/18	1,965,000	1,964,104
Expedia, Inc. 7.456% 8/15/18	3,085,000	3,583,184

		5,547,288

Investment Companies — 0.3%
Xstrata Finance Canada (a) 2.050% 10/23/15	1,700,000	1,704,626
Xstrata Finance Canada (a) 2.850% 11/10/14	1,800,000	1,826,966
Xstrata Finance Canada (a) 5.800% 11/15/16	1,023,000	1,117,544

		4,649,136

	Principal Amount	Value
Iron & Steel — 1.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	$710,000	$865,750
ArcelorMittal 4.250% 8/05/15	4,107,000	4,230,210
ArcelorMittal 5.750% 8/05/20	1,700,000	1,742,500
ArcelorMittal 9.500% 2/15/15	3,080,000	3,376,450
Carpenter Technology Corp. 4.450% 3/01/23	1,500,000	1,469,761
Cliffs Natural Resources, Inc. 3.950% 1/15/18	1,500,000	1,506,414
Gerdau Trade, Inc. (a) 4.750% 4/15/23	1,615,000	1,437,350
Reliance Steel & Aluminum Co. 4.500% 4/15/23	1,125,000	1,097,955
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,814,214
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,558,763

		20,099,367

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	1,100,000	1,077,492

Lodging — 1.2%
Choice Hotels International, Inc. 5.700% 8/28/20	1,500,000	1,560,000
Hyatt Hotels Corp. 3.375% 7/15/23	750,000	700,850
Marriott International, Inc. 3.250% 9/15/22	2,000,000	1,892,788
Marriott International, Inc. 3.375% 10/15/20	1,440,000	1,435,306
Marriott International, Inc. 5.810% 11/10/15	425,000	464,862
Marriott International, Inc. 6.200% 6/15/16	4,038,000	4,529,796
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	305,000	359,870
Wyndham Worldwide Corp. 2.500% 3/01/18	1,605,000	1,589,102
Wyndham Worldwide Corp. 2.950% 3/01/17	550,000	564,421
Wyndham Worldwide Corp. 6.000% 12/01/16	9,000	9,959
Wynn Las Vegas LLC 7.750% 8/15/20	3,450,000	3,872,625

		16,979,579

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.3%
CNH Capital LLC 3.625% 4/15/18	$902,000	$897,490
Roper Industries, Inc. 3.125% 11/15/22	1,525,000	1,427,501
Xylem, Inc. 3.550% 9/20/16	1,265,000	1,325,848
Xylem, Inc. 4.875% 10/01/21	585,000	614,936

		4,265,775

Manufacturing — 1.4%
Bombardier, Inc. (a) 4.250% 1/15/16	1,750,000	1,815,625
Carlisle Cos., Inc. 3.750% 11/15/22	1,270,000	1,222,632
Harsco Corp 2.700% 10/15/15	5,023,000	5,095,251
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	960,000	1,137,764
SPX Corp. 7.625% 12/15/14	1,105,000	1,179,587
Textron, Inc. 4.625% 9/21/16	5,000,000	5,395,120
Textron, Inc. 6.200% 3/15/15	3,000,000	3,204,846

		19,050,825

Media — 0.8%
CBS Corp. 7.875% 7/30/30	970,000	1,175,799
Comcast Corp. 6.400% 5/15/38	1,035,000	1,226,959
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	2,100,000	2,016,000
Grupo Televisa SAB 6.625% 1/15/40	164,000	176,951
NBCUniversal Media LLC 6.400% 4/30/40	100,000	118,277
News America, Inc. 6.900% 8/15/39	525,000	610,287
Time Warner Cable, Inc. 4.000% 9/01/21	900,000	839,672
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	610,375
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	272,036
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	429,425
Time Warner, Inc. 4.700% 1/15/21	900,000	961,861
Time Warner, Inc. 6.100% 7/15/40	950,000	1,019,277

	Principal Amount	Value
Time Warner, Inc. 6.250% 3/29/41	$15,000	$16,490
Viacom, Inc. 6.250% 4/30/16	1,188,000	1,326,673

		10,800,082

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	705,000	738,416

Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. (a) 2.375% 3/15/18	810,000	782,820
Freeport-McMoRan Copper & Gold, Inc. (a) 5.450% 3/15/43	1,210,000	1,084,541
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,850,000	1,590,702
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,822,645
Vale Overseas Ltd. 6.875% 11/10/39	490,000	496,102
Vulcan Materials Co. 6.500% 12/01/16	810,000	891,000

		6,667,810

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.750% 1/15/16	1,140,000	1,207,660
Pitney Bowes, Inc. 5.750% 9/15/17	1,025,000	1,129,660
Xerox Corp. 4.250% 2/15/15	800,000	834,140

		3,171,460

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	111,264

Oil & Gas — 3.7%
Anadarko Petroleum Corp. 6.450% 9/15/36	900,000	1,033,589
Chesapeake Energy Corp. 3.250% 3/15/16	3,350,000	3,362,562
Chesapeake Energy Corp. 9.500% 2/15/15	4,450,000	4,900,562
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	360,000	328,500
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	3,530,000	3,468,225
Conoco, Inc. 6.950% 4/15/29	230,000	290,349
ConocoPhillips 6.500% 2/01/39	675,000	848,838

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Devon Energy Corp. 5.600% 7/15/41	$1,145,000	$1,170,468
Devon Energy Corp. 6.300% 1/15/19	660,000	770,576
Ecopetrol SA 4.250% 9/18/18	290,000	298,338
EQT Corp. 4.875% 11/15/21	835,000	861,946
KazMunayGas National Co. JSC (a) 4.400% 4/30/23	1,565,000	1,459,363
Motiva Enterprises LLC (a) 5.750% 1/15/20	1,285,000	1,470,323
Motiva Enterprises LLC (a) 6.850% 1/15/40	945,000	1,174,565
Newfield Exploration Co. 6.875% 2/01/20	1,700,000	1,785,000
Nexen, Inc. 7.500% 7/30/39	145,000	177,956
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	212,971
Petrobras Global Finance BV 2.000% 5/20/16	1,480,000	1,470,441
Petrobras Global Finance BV 3.000% 1/15/19	825,000	775,847
Petrobras International Finance Co. 3.875% 1/27/16	1,275,000	1,315,531
Petrobras International Finance Co. 6.750% 1/27/41	2,210,000	2,137,112
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,808,300
Phillips 66 4.300% 4/01/22	800,000	815,566
Phillips 66 5.875% 5/01/42	700,000	735,285
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,525,846
Pride International, Inc. 6.875% 8/15/20	2,000,000	2,383,540
Rosneft Oil Co. via Rosneft International Finance Ltd. (a) 3.149% 3/06/17	1,300,000	1,300,000
Rowan Cos., Inc. 4.875% 6/01/22	2,700,000	2,786,017
Rowan Cos., Inc. 5.000% 9/01/17	1,000,000	1,087,143
Shell International Finance BV 5.500% 3/25/40	450,000	508,498
Talisman Energy, Inc. 5.500% 5/15/42	900,000	838,526
Tesoro Corp. 9.750% 6/01/19	1,950,000	2,130,375
Transocean, Inc. 4.950% 11/15/15	3,455,000	3,706,524

	Principal Amount	Value
Transocean, Inc. 5.050% 12/15/16	$1,500,000	$1,643,832
Valero Energy Corp. 6.125% 2/01/20	1,145,000	1,316,508

		51,899,022

Oil & Gas Services — 0.5%
Baker Hughes, Inc. 5.125% 9/15/40	1,100,000	1,174,163
Superior Energy Services, Inc. 7.125% 12/15/21	3,095,000	3,381,288
Weatherford International Ltd. 4.500% 4/15/22	1,000,000	989,709
Weatherford International Ltd. 5.950% 4/15/42	700,000	670,219
Weatherford International Ltd. 6.000% 3/15/18	725,000	812,727

		7,028,106

Packaging & Containers — 0.1%
Brambles USA Inc., Series A (a) 5.350% 4/01/20	685,000	741,206
Sonoco Products Co. 4.375% 11/01/21	800,000	826,673

		1,567,879

Pharmaceuticals — 0.7%
AbbVie, Inc. 4.400% 11/06/42	750,000	679,030
McKesson Corp. 4.750% 3/01/21	850,000	932,928
McKesson Corp. 6.000% 3/01/41	800,000	928,973
Merck Sharp & Dohme Corp. 5.850% 6/30/39	255,000	302,698
Mylan, Inc. (a) 7.875% 7/15/20	4,250,000	4,849,535
Pfizer, Inc. 7.200% 3/15/39	970,000	1,314,895
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	630,000	727,494
Zoetis, Inc. (a) 3.250% 2/01/23	625,000	595,009

		10,330,562

Pipelines — 2.0%
Alliance Pipeline LP (a) 6.996% 12/31/19	758,445	857,110
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	1,003,129
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	705,926
CenterPoint Energy Resources Corp. 5.850% 1/15/41	645,000	747,152

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DCP Midstream LLC (a) 9.750% 3/15/19	$70,000	$89,180
DCP Midstream Operating LLC 3.875% 3/15/23	225,000	204,732
Duke Energy Field Services LLC (a) 5.375% 10/15/15	500,000	536,833
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,900,000	3,070,543
Enable Oklahoma Intrastate Transmission LLC (a) 6.875% 7/15/14	3,300,000	3,413,388
Energy Transfer Partners LP FRN (a) 3.283% 11/01/66	2,000,000	1,797,500
Enterprise Products Operating LP 3.200% 2/01/16	600,000	629,669
Enterprise Products Operating LP 5.950% 2/01/41	630,000	678,969
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	868,000	909,227
Kern River Funding Corp. (a) 4.893% 4/30/18	1,656,874	1,784,895
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	627,763
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	73,268
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	4,229,601
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,342,826
ONEOK Partners LP 3.250% 2/01/16	600,000	624,571
Texas Eastern Transmission LP (a) 6.000% 9/15/17	850,000	962,262
TransCanada PipeLines Ltd. 6.200% 10/15/37	840,000	969,464
The Williams Cos., Inc. 3.700% 1/15/23	830,000	749,604
Williams Partners LP 5.250% 3/15/20	2,045,000	2,205,017

		28,212,629

Real Estate — 0.2%
AMB Property LP 4.500% 8/15/17	1,050,000	1,132,158
Colonial Realty LP 6.250% 6/15/14	1,460,000	1,513,575
Post Apartment Homes LP 3.375% 12/01/22	600,000	557,572

		3,203,305

Real Estate Investment Trusts (REITS) — 1.5%
American Tower Corp. 3.400% 2/15/19	1,245,000	1,230,544

	Principal Amount	Value
American Tower Corp. 4.500% 1/15/18	$1,900,000	$2,006,662
Boston Properties LP 4.125% 5/15/21	840,000	864,198
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,181,121
DDR Corp. 4.750% 4/15/18	1,400,000	1,511,146
DDR Corp. 7.875% 9/01/20	1,600,000	1,958,365
DDR Corp. 9.625% 3/15/16	1,730,000	2,051,906
Duke Realty LP 8.250% 8/15/19	1,975,000	2,455,527
ERP Operating LP 4.625% 12/15/21	600,000	633,379
Federal Realty Investment Trust 5.900% 4/01/20	455,000	519,159
HCP, Inc. 2.625% 2/01/20	1,415,000	1,342,568
Highwoods Realty LP 5.850% 3/15/17	2,600,000	2,861,750
Liberty Property LP 3.375% 6/15/23	975,000	901,314
ProLogis LP 2.750% 2/15/19	610,000	609,698
Simon Property Group LP 5.650% 2/01/20	225,000	256,731
UDR, Inc. 5.130% 1/15/14	429,000	434,183
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	800,000	807,858

		21,626,109

Retail — 0.9%
CVS Caremark Corp. 6.125% 9/15/39	895,000	1,023,066
CVS Pass-Through Trust (a) 5.926% 1/10/34	2,306,886	2,490,099
The Home Depot, Inc. 5.950% 4/01/41	800,000	936,658
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	860,000	1,019,229
McDonald’s Corp. 6.300% 10/15/37	645,000	799,987
O’Reilly Automotive, Inc. 3.850% 6/15/23	759,000	732,855
O’Reilly Automotive, Inc. 4.875% 1/14/21	875,000	928,819
QVC, Inc. 4.375% 3/15/23	1,140,000	1,060,184
QVC, Inc. 5.125% 7/02/22	750,000	737,386

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wal-Mart Stores, Inc. 5.625% 4/01/40	$2,085,000	$2,344,099

		12,072,382

Savings & Loans — 0.5%
First Niagara Financial Group, Inc. 7.250% 12/15/21	1,400,000	1,628,340
Glencore Funding LLC (a) 1.700% 5/27/16	1,593,000	1,569,605
Glencore Funding LLC (a) 2.500% 1/15/19	1,841,000	1,725,706
Glencore Funding LLC (a) 6.000% 4/15/14	2,330,000	2,386,181
Washington Mutual Bank (b) 5.650% 8/15/14	4,038,000	404

		7,310,236

Semiconductors — 0.4%
Applied Materials, Inc. 5.850% 6/15/41	1,500,000	1,562,723
Intel Corp., Convertible 2.950% 12/15/35	1,525,000	1,650,812
Micron Technology, Inc., Convertible (a) 2.125% 2/15/33	1,752,000	3,000,300

		6,213,835

Software — 0.5%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	745,000	752,281
CA, Inc. 2.875% 8/15/18	835,000	842,383
CA, Inc. 5.375% 12/01/19	2,115,000	2,346,618
ManTech International Corp. 7.250% 4/15/18	1,770,000	1,871,775
Microsoft Corp. 3.000% 10/01/20	525,000	535,070

		6,348,127

Telecommunications — 2.8%
America Movil SAB de CV 5.000% 3/30/20	730,000	784,876
America Movil SAB de CV 6.125% 3/30/40	760,000	794,070
AT&T, Inc. 6.500% 9/01/37	1,485,000	1,640,633
AT&T, Inc. 6.550% 2/15/39	1,005,000	1,117,031
British Telecom PLC 9.625% 12/15/30	1,050,000	1,554,827
CenturyLink, Inc. 6.150% 9/15/19	760,000	788,500
CenturyLink, Inc. 7.650% 3/15/42	2,000,000	1,780,000

	Principal Amount	Value
Cisco Systems, Inc. 5.500% 1/15/40	$485,000	$540,658
Deutsche Telekom International Finance BV 8.750% 6/15/30	290,000	401,850
Embarq Corp. 7.082% 6/01/16	561,000	631,021
Embarq Corp. 7.995% 6/01/36	200,000	203,614
Juniper Networks, Inc. 4.600% 3/15/21	700,000	715,166
Juniper Networks, Inc. 5.950% 3/15/41	1,000,000	1,028,540
Rogers Communications, Inc. 7.500% 8/15/38	160,000	202,508
Telecom Italia Capital 6.000% 9/30/34	153,000	125,835
Telecom Italia Capital 6.175% 6/18/14	1,186,000	1,220,670
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	1,250,000	1,222,500
Telefonica Emisiones SAU 3.192% 4/27/18	4,000,000	3,946,760
Telefonica Emisiones SAU 3.992% 2/16/16	1,900,000	1,968,164
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	665,575
Verizon Communications, Inc. 2.500% 9/15/16	845,000	870,930
Verizon Communications, Inc. 3.650% 9/14/18	925,000	974,666
Verizon Communications, Inc. 5.150% 9/15/23	1,495,000	1,602,320
Verizon Communications, Inc. 6.550% 9/15/43	2,180,000	2,461,083
Verizon Communications, Inc. 8.750% 11/01/18	1,180,000	1,515,969
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	1,213,731
Virgin Media Finance PLC 8.375% 10/15/19	4,900,000	5,316,500
Virgin Media Secured Finance PLC 6.500% 1/15/18	2,680,000	2,790,550
WCP Wireless Site Funding (a) 4.141% 11/15/40	1,602,478	1,655,780

		39,734,327

Transportation — 0.7%
Asciano Finance (a) 3.125% 9/23/15	1,300,000	1,326,248
Asciano Finance (a) 4.625% 9/23/20	845,000	845,376
Asciano Finance (a) 5.000% 4/07/18	1,650,000	1,750,355

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Burlington Northern Santa Fe LLC 6.750% 3/15/29	$1,053,000	$1,222,147
Con-way, Inc. 7.250% 1/15/18	1,760,000	1,994,851
CSX Corp. 7.250% 5/01/27	733,000	887,037
Norfolk Southern Corp. 2.903% 2/15/23	116,000	108,583
Norfolk Southern Corp. 4.837% 10/01/41	19,000	18,671
Norfolk Southern Corp. 6.000% 5/23/2111	500,000	543,036
Union Pacific Corp. 4.000% 2/01/21	700,000	742,064

		9,438,368

Trucking & Leasing — 1.1%
GATX Corp. 2.375% 7/30/18	1,175,000	1,160,894
GATX Corp. 3.500% 7/15/16	1,650,000	1,722,404
GATX Corp. 3.900% 3/30/23	735,000	710,765
GATX Corp. 4.750% 5/15/15	905,000	952,169
GATX Corp. 4.750% 6/15/22	1,200,000	1,224,164
GATX Corp. 8.750% 5/15/14	2,385,000	2,493,861
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	5,020,000	5,113,056
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	1,800,000	1,852,751

		15,230,064

TOTAL CORPORATE DEBT (Cost $609,888,385)		625,705,394

MUNICIPAL OBLIGATIONS — 1.1%
JobsOhio Beverage System Series B 4.532% 1/01/35	5,550,000	5,211,783
New York City Municipal Water Finance Authority 5.882% 6/15/44	390,000	440,333
State of California 5.950% 4/01/16	895,000	1,000,386
State of California BAB 7.550% 4/01/39	505,000	657,258
State of California BAB 7.600% 11/01/40	3,925,000	5,169,461

	Principal Amount	Value
State of Illinois 5.365% 3/01/17	$2,910,000	$3,150,162

		15,629,383

TOTAL MUNICIPAL OBLIGATIONS (Cost $16,303,836)		15,629,383

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.0%
Automobile ABS — 0.8%
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	2,039,289	2,041,131
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,829,267	1,819,718
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	795,476	814,772
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	1,800,000	1,815,020
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	1,639,210	1,635,166
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	54,802	54,841
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	629,178	629,965
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	1,180,000	1,199,967
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (a) 1.210% 8/15/15	759,143	759,430

		10,770,010

Commercial MBS — 5.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.933% 2/10/51	2,790,000	3,135,951
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	820,000	856,250
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	2,790,000	3,069,499

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	$1,295,000	$1,419,354
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	750,000	836,949
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	1,000,000	1,125,453
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,150,000	2,426,587
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,170,000	1,327,468
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.895% 9/11/38	2,375,000	2,587,944
COMM, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,320,000	1,486,061
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, CMO, VRN 5.947% 6/10/46	1,343,000	1,466,408
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	3,693,000	4,195,706
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	1,109,683	1,113,463
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	2,166,825	2,163,501
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	2,160,000	2,267,220
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2 3.642% 8/10/44	1,600,000	1,689,816
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	695,825	733,402
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (a) 5.471% 11/10/46	860,000	947,609

	Principal Amount	Value
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.056% 7/10/38	$3,860,915	$4,244,065
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	800,000	863,761
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	650,000	680,321
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, CMO 4.780% 7/15/42	200,000	210,278
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	3,000,000	3,282,595
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4 VRN 5.653% 2/12/39	340,000	367,794
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.086% 6/12/46	1,600,000	1,762,729
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	825,000	890,617
Morgan Stanley Capital I, Series 2006-IQ12, Class A4 5.332% 12/15/43	1,150,000	1,269,531
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	1,525,000	1,664,705
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,369,452	1,406,025
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	1,375,000	1,603,259
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,952,281	1,922,997
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.551% 8/15/39	842,579	875,568
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.551% 8/15/39	1,525,000	1,628,944

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	$2,220,000	$2,411,582
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	4,525,000	4,981,246
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM VRN 5.915% 5/15/43	1,250,000	1,359,210
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.123% 2/15/51	2,170,000	2,419,638
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	527,408	553,664
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	1,674,788	1,669,244
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	1,997,629	2,087,655
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	1,225,000	1,292,314

		72,296,383

Home Equity ABS — 3.4%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.904% 1/25/35	3,130,000	2,928,637
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.449% 8/25/35	773,143	757,953
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.529% 9/25/35	524,189	520,241
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class A2B FRN 0.458% 1/25/36	61,911	61,033
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.539% 7/25/35	369,615	367,005
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.549% 11/25/34	546,902	540,681
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.139% 9/25/34	1,200,000	1,107,030
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.839% 6/25/35	996,258	971,536

	Principal Amount	Value
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.629% 4/28/39	$1,770,000	$1,645,736
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2, Class A FRN (a) 0.579% 5/25/35	477,775	472,365
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.589% 12/25/33	765,946	753,465
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.609% 7/25/35	920,814	883,992
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.629% 8/25/35	1,235,070	1,168,208
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.639% 9/25/34	254,615	252,256
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.669% 12/25/35	576,294	571,597
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.079% 2/25/35	773,329	643,643
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.469% 7/25/36	1,730,823	1,710,244
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.599% 5/25/36	2,545,000	2,363,959
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.629% 7/25/35	2,500,000	2,320,335
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.419% 1/25/36	771,079	745,381
GSAMP Trust, Series 2005-HE5, Class M1 FRN 0.599% 11/25/35	880,000	796,809
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.609% 4/25/35	703,334	657,365
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.349% 8/25/36	690,589	656,696
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.359% 7/25/36	314,845	313,189
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.619% 10/25/35	1,014,077	998,898

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.959% 12/25/32	$1,566,224	$1,506,522
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.459% 8/25/45	158,571	157,543
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.929% 2/25/35	423,561	418,321
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.974% 2/25/35	1,690,000	1,556,285
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.004% 6/25/35	3,201,434	3,019,769
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.914% 6/28/35	2,950,464	2,838,722
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.944% 6/28/35	1,300,000	1,088,402
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.679% 7/25/35	2,429,208	2,326,912
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ FRN 0.439% 6/25/35	2,155,219	2,135,604
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	1,450	1,512
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.649% 5/25/35	344,148	337,419
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.439% 9/25/35	1,358,361	1,306,888
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.559% 8/25/35	1,190,779	1,162,909
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.679% 3/25/35	988,305	964,216
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.579% 10/25/35	1,795,000	1,683,596
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.369% 3/25/36	602,741	596,472
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.429% 1/25/36	664,721	656,692

	Principal Amount	Value
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.519% 3/25/36	$381,422	$377,239
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.539% 8/25/35	1,030,952	1,010,502

		47,353,779

Other ABS — 2.7%
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,191,000	1,182,240
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.359% 8/18/21	1,944,336	1,905,643
Cronos Containers Program Ltd., Series 2012-2A, Class A (a) 3.810% 9/18/27	1,417,500	1,439,819
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	2,238,475	2,404,598
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	1,335,385	1,370,270
Drug Royalty II LP 1, Series 2012-1, Class A2 (a) 4.474% 1/15/25	952,334	957,096
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	3,293,675	3,266,595
FFMLT Trust 2005-FF2, Series 2005-FF2, Class M3 FRN 0.899% 3/25/35	1,190,000	1,080,343
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	2,394,234	2,401,716
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.432% 6/02/17	2,125,000	2,156,875
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	1,320,241	1,320,379
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	342,575	341,741
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	1,587,834	1,604,640
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	1,112,744	1,112,543

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (a) (c) 0.853% 6/20/14	$5,000,000	$4,941,000
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.682% 10/17/16	600,000	603,689
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	616,420	627,988
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (a) 3.350% 4/20/26	1,463,143	1,512,385
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	671,677	699,374
TAL Advantage LLC, Series 2006-1A FRN (a) 0.376% 4/20/21	620,000	611,153
Textainer Marine Containers Ltd., Series 2012-1A, Class A (a) 4.210% 4/15/27	1,802,500	1,830,255
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.582% 10/15/15	1,119,000	1,126,228
Trinity Rail Leasing LP, Series 2006-1A, Class A1 (a) 5.900% 5/14/36	503,159	547,815
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	1,296,977	1,376,708
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.350% 11/26/21	744,167	728,146
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	1,027,638	1,031,342

		38,180,581

Student Loans ABS — 2.4%
Access Group, Inc., Series 2002-1, Class A4 9/01/37	1,250,000	1,148,777
Access Group, Inc., Series 2007-A, Class A2 FRN 0.392% 8/25/26	497,716	490,598
Access Group, Inc., Series 2005-2, Class A3 FRN 0.442% 11/22/24	1,482,360	1,463,568
Access Group, Inc., Series 2003-1, Class A2 FRN 0.511% 12/27/16	81,402	81,362

	Principal Amount	Value
Access Group, Inc., Series 2003-A, Class A3 FRN 1.690% 7/01/38	$1,273,983	$1,130,242
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (a) 1.662% 3/01/42	1,200,000	924,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.685% 1/25/47	2,075,000	1,722,250
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.679% 6/15/43	2,475,000	2,443,117
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.679% 6/15/43	2,600,000	2,574,000
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.682% 6/15/43	1,700,000	1,663,110
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.890% 6/15/43	1,000,000	850,294
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.362% 8/25/25	780,980	777,824
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.382% 11/25/26	2,056,876	2,033,864
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.712% 8/25/42	1,424,369	1,260,020
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 1/01/44	600,000	484,483
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1/01/44	600,000	478,047
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.979% 4/25/46	831,224	837,856
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.472% 5/28/26	1,210,781	1,205,578
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.438% 7/15/36	6,340,000	6,182,008
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.568% 7/15/36	697,000	642,898
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.650% 12/15/16	500,000	500,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.850% 12/15/16	400,000	400,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.850% 12/15/16	$150,000	$150,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.669% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.670% 12/15/16	900,000	900,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.670% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.672% 12/15/16	300,000	300,000
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.679% 6/25/43	1,970,000	1,886,650
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.670% 9/15/28	600,000	600,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	450,000	450,000
US Education Loan Trust LLC, Series 2006-1, Class A2 FRN (a) 0.390% 3/01/25	826,069	823,245

		34,653,791

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.739% 8/25/34	635,455	563,272
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	131,364	132,229
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	34,287	30,299
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.541% 8/25/34	101,077	95,761
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.371% 1/19/38	2,198,866	1,776,935
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.539% 7/25/35	357,049	348,350

	Principal Amount	Value
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.289% 5/25/37	$2,288,106	$1,480,285
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.394% 8/25/34	362,358	295,936
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.429% 8/25/36	602,596	546,417
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.355% 2/25/34	53,012	49,632
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.521% 7/25/33	16,439	16,404
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	1,148	1,153
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	816,314	817,701
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.439% 7/25/35	248,759	244,663
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.595% 3/25/34	268,089	267,950
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.553% 4/25/44	596,732	574,923

		7,241,910

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.429% 11/25/37	1,114,769	1,084,593
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.760% 6/25/32	183,010	161,817

		1,246,410

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $209,527,478)		211,742,864

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Brazilian Government International Bond 4.875% 1/22/21	700,000	751,625

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mexico Government International Bond 4.750% 3/08/44	$3,050,000	$2,760,250
Peruvian Government International Bond 6.550% 3/14/37	560,000	662,200
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,470,420
Province of Quebec Canada 7.500% 9/15/29	540,000	731,171
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	1,820,437
Republic of Turkey 6.750% 4/03/18	935,000	1,032,240
Turkey Government International Bond 3.250% 3/23/23	528,000	455,400
Turkey Government International Bond 4.875% 4/16/43	534,000	440,550
United Mexican States 5.125% 1/15/20	1,110,000	1,237,095
United Mexican States 6.750% 9/27/34	950,000	1,125,750

		12,487,138

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,446,970)		12,487,138

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.3%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	563,889	644,351
Federal National Mortgage Association, Series 1989-20, Class A 6.750% 4/25/18	137,239	141,682
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	493,211	558,454

		1,344,487

Pass-Through Securities — 25.2%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	11,028,628	10,748,175
Pool #Z40047 4.000% 10/01/41	694,455	726,302

	Principal Amount	Value
Pool #G05262 4.500% 3/01/39	$1,172,902	$1,248,729
Pool #A92183 4.500% 5/01/40	568,784	605,733
Pool #Q01704 4.500% 6/01/41	1,493,945	1,591,926
Pool #E84025 6.000% 6/01/16	62,172	65,155
Pool #G11431 6.000% 2/01/18	10,848	11,515
Pool #G11122 6.500% 5/01/16	43,593	45,545
Pool #E84450 6.500% 7/01/16	17,309	18,335
Pool #E84580 6.500% 7/01/16	17,283	18,307
Pool #E84660 6.500% 7/01/16	4,915	5,230
Pool #E90508 6.500% 7/01/17	10,217	10,953
Pool #C00836 7.000% 7/01/29	24,772	28,747
Pool #C49314 7.000% 4/01/31	8,027	9,368
Pool #C51422 7.000% 5/01/31	4,018	4,693
Pool #C53034 7.000% 6/01/31	15,110	17,615
Pool #G01311 7.000% 9/01/31	128,876	150,109
Pool #G01317 7.000% 10/01/31	82,441	96,011
Pool #E00856 7.500% 6/01/15	5,997	6,265
Pool #G00143 7.500% 6/01/23	1,903	2,192
Pool #C55867 7.500% 2/01/30	58,131	68,443
Pool #C37986 7.500% 5/01/30	1,966	2,334
Pool #C40675 7.500% 7/01/30	427	507
Pool #C41497 7.500% 9/01/30	202	240
Pool #C42340 7.500% 9/01/30	401	477
Pool #C43930 7.500% 10/01/30	13,678	16,260
Pool #C43962 7.500% 10/01/30	6,195	7,347
Pool #C44509 7.500% 11/01/30	15,839	18,862

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C44830 7.500% 11/01/30	$29	$34
Pool #C45235 7.500% 12/01/30	40,320	47,923
Pool #C46038 7.500% 12/01/30	1,180	1,401
Pool #C01116 7.500% 1/01/31	3,331	3,959
Pool #C46309 7.500% 1/01/31	604	719
Pool #C46560 7.500% 1/01/31	690	812
Pool #C46810 7.500% 1/01/31	732	872
Pool #C47060 7.500% 1/01/31	1,845	2,191
Pool #C47063 7.500% 1/01/31	5,326	6,315
Pool #E00842 8.000% 3/01/15	21,437	22,320
Pool #E00843 8.000% 4/01/15	5,673	5,880
Pool #E00852 8.000% 5/01/15	7,457	7,815
Pool #E80782 8.000% 7/01/15	851	895
Pool #E80998 8.000% 7/01/15	5,319	5,550
Pool #E81091 8.000% 7/01/15	7,776	8,182
Pool #E81151 8.000% 8/01/15	9,638	10,142
Pool #555481 8.250% 5/01/17	8,739	9,506
Pool #G00653 8.500% 11/01/25	34,021	40,880
Pool #554904 9.000% 3/01/17	132	144
Federal National Mortgage Association Pool #725692 2.267% 10/01/33 FRN	725,120	758,987
Pool #888586 2.339% 10/01/34 FRN	1,425,206	1,505,722
Pool #775539 2.362% 5/01/34 FRN	707,736	750,170
Pool #AB8756 3.000% 3/01/43	6,137,493	5,895,830
Pool #AT0976 3.000% 4/01/43	5,869,950	5,638,821
Pool #AT2911 3.000% 4/01/43	7,090,024	6,810,854
Pool #AO8629 3.500% 7/01/42	7,649,817	7,796,538

	Principal Amount	Value
Pool #AP6609 3.500% 9/01/42	$3,771,999	$3,844,345
Pool #AR8708 3.500% 4/01/43	1,926,618	1,939,487
Pool #AT0998 3.500% 4/01/43	9,509,683	9,573,204
Pool #AT4050 3.500% 5/01/43	2,545,387	2,562,390
Pool #MA1463 3.500% 6/01/43	6,190,884	6,232,237
Pool #675713 5.000% 3/01/18	12,776	13,521
Pool #545636 6.500% 5/01/17	88,610	94,385
Pool #524355 7.000% 12/01/29	144	167
Pool #254379 7.000% 7/01/32	80,637	93,753
Pool #252717 7.500% 9/01/29	4,946	5,826
Pool #535996 7.500% 6/01/31	18,110	21,311
Pool #254009 7.500% 10/01/31	57,092	66,997
Pool #253394 8.000% 7/01/20	22,034	24,867
Pool #323992 8.000% 11/01/29	3,821	4,621
Pool #525725 8.000% 2/01/30	6,173	7,409
Pool #253266 8.000% 5/01/30	7,668	9,310
Pool #537433 8.000% 5/01/30	5,197	6,329
Pool #253347 8.000% 6/01/30	11,592	14,095
Pool #544976 8.000% 7/01/30	930	1,130
Pool #535428 8.000% 8/01/30	11,734	14,249
Pool #543290 8.000% 9/01/30	65	79
Pool #547786 8.000% 9/01/30	2,754	3,312
Pool #550767 8.000% 9/01/30	7,988	9,666
Pool #553061 8.000% 9/01/30	14,481	17,531
Pool #253481 8.000% 10/01/30	9,990	12,146
Pool #535533 8.000% 10/01/30	10,311	12,522

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #560741 8.000% 11/01/30	$3,135	$3,822
Pool #253644 8.000% 2/01/31	5,933	7,221
Pool #581170 8.000% 5/01/31	1,689	2,044
Pool #583916 8.000% 5/01/31	5,201	6,351
Pool #593848 8.000% 7/01/31	1,058	1,291
Pool #190317 8.000% 8/01/31	60,779	73,800
Pool #545240 8.000% 9/01/31	6,661	8,100
Pool #541202 8.500% 8/01/26	76,283	90,421
Federal National Mortgage Association TBA Pool #6560 2.500% 10/01/27 (d)	14,265,000	14,353,042
Pool #869 2.500% 10/01/42 (d)	10,060,000	9,354,229
Pool #7180 3.000% 1/01/27 (d)	24,165,000	25,018,327
Pool #9768 3.000% 10/01/42 (d)	13,041,000	12,744,521
Pool #17115 3.500% 4/01/42 (d)	13,500,000	13,748,906
Pool #18388 4.000% 1/01/41 (d)	27,225,000	28,556,471
Pool #21133 4.500% 8/01/39 (d)	20,150,000	21,522,719
Pool #29322 5.000% 2/01/37 (d)	23,670,000	25,670,853
Pool #43611 5.500% 12/01/34 (d)	20,174,000	21,999,118
Government National Mortgage Association Pool #82488 2.000% 3/20/40 FRN	2,429,970	2,520,498
Pool #593946 5.000% 4/15/33	16,024	17,508
Pool #612902 5.000% 7/15/33	3,247	3,548
Pool #626512 5.000% 4/15/34	8,374	9,154
Pool #648526 5.000% 12/15/35	33,174	36,225
Pool #650254 5.000% 4/15/36	94,874	103,539
Pool #658256 5.000% 1/15/37	8,697	9,486

	Principal Amount	Value
Pool #663769 5.000% 1/15/37	$7,144	$7,792
Pool #684647 5.000% 3/15/38	5,335	5,809
Pool #684733 5.000% 3/15/38	217,697	237,035
Pool #632260 5.000% 6/15/38	129,640	141,034
Pool #704182 5.000% 1/15/39	164,596	179,011
Pool #782562 5.000% 2/15/39	7,891,617	8,669,064
Pool #704584 5.000% 6/15/39	80,574	87,631
Pool #723436 5.000% 11/15/39	261,523	285,500
Pool #783065 5.000% 8/15/40	122,263	134,537
Pool #404246 6.500% 8/15/28	484	556
Pool #418295 6.500% 1/15/29	140	151
Pool #781038 6.500% 5/15/29	124,354	142,507
Pool #527586 6.500% 5/15/31	790	910
Pool #781468 6.500% 7/15/32	8,841	10,193
Pool #781496 6.500% 9/15/32	44,215	50,891
Pool #363066 7.000% 8/15/23	9,683	11,096
Pool #352049 7.000% 10/15/23	4,960	5,698
Pool #354674 7.000% 10/15/23	8,988	10,312
Pool #358555 7.000% 10/15/23	7,535	8,667
Pool #345964 7.000% 11/15/23	6,254	7,175
Pool #380866 7.000% 3/15/24	1,501	1,724
Pool #781124 7.000% 12/15/29	14,357	16,957
Pool #781319 7.000% 7/15/31	301,118	357,430
Pool #565982 7.000% 7/15/32	16,436	19,593
Pool #581417 7.000% 7/15/32	79,683	94,838
Pool #588012 7.000% 7/15/32	40,114	47,581

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #591581 7.000% 8/15/32	$11,379	$13,565
Pool #190766 7.500% 1/15/17	17,678	18,995
Pool #187548 7.500% 4/15/17	5,176	5,598
Pool #203940 7.500% 4/15/17	24,350	26,337
Pool #181168 7.500% 5/15/17	4,399	4,788
Pool #201622 7.500% 5/15/17	15,571	16,949
Pool #192796 7.500% 6/15/17	3,726	4,043
Pool #357262 7.500% 9/15/23	4,743	5,512
Pool #441009 8.000% 11/15/26	1,249	1,504
Pool #522777 8.000% 12/15/29	6,776	8,261
Pool #434719 8.000% 2/15/30	106	130
Pool #523043 8.000% 3/15/30	352	429
Pool #529134 8.000% 3/15/30	1,974	2,416
Pool #477036 8.000% 4/15/30	792	970
Pool #503157 8.000% 4/15/30	29,100	35,292
Pool #528714 8.000% 4/15/30	2,080	2,548
Pool #544640 8.000% 11/15/30	35,511	43,548
Pool #531298 8.500% 8/15/30	2,170	2,695
Government National Mortgage Association II Pool #82462 3.500% 1/20/40 FRN	2,187,640	2,286,272
Government National Mortgage Association TBA Pool #3920 3.000% 11/01/42 (d)	7,500,000	7,396,282
Pool #548 3.000% 12/01/42 (d)	46,650,000	46,128,831
Pool #5490 3.500% 1/01/42 (d)	13,950,000	14,340,165
Pool #1635 3.500% 6/01/42 (d)	14,400,000	14,852,249
Pool #4536 4.000% 8/01/40 (d)	13,550,000	14,291,016

		355,326,007

	Principal Amount	Value
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $352,937,103)		$356,670,494

U.S. TREASURY OBLIGATIONS — 11.5%
U.S. Treasury Bonds & Notes — 11.5%
U.S. Treasury Bond 2.750% 8/15/42	$33,560,000	27,814,263
U.S. Treasury Bond 4.500% 2/15/36	7,510,000	8,680,236
U.S. Treasury Note (e) 0.500% 6/15/16	68,245,000	68,176,352
U.S. Treasury Note (f) 1.000% 5/31/18	2,130,000	2,102,668
U.S. Treasury Note 1.625% 8/15/22	59,395,000	55,330,155

		162,103,674

TOTAL U.S. TREASURY OBLIGATIONS (Cost $162,583,768)		162,103,674

TOTAL BONDS & NOTES (Cost $1,363,687,540)		1,384,338,947

TOTAL LONG-TERM INVESTMENTS (Cost $1,366,937,540)		1,387,354,947

SHORT-TERM INVESTMENTS — 20.3%
Commercial Paper — 19.9%
Airgas, Inc. (a) 0.340% 1/03/14	5,000,000	4,995,561
Aon Corp. (a) 0.280% 10/24/13	10,000,000	9,998,211
Canadian Natural Resources Ltd. (a) 0.300% 10/08/13	5,000,000	4,999,708
Canadian Natural Resources Ltd. (a) 0.300% 10/23/13	1,127,000	1,126,793
Centrica PLC (a) 0.530% 1/07/14	5,000,000	4,992,786
DIRECTV Holdings LLC (a) 0.380% 11/08/13	3,000,000	2,998,797
DIRECTV Holdings LLC (a) 0.440% 12/04/13	6,000,000	5,995,307
DIRECTV Holdings LLC (a) 0.440% 3/10/14	2,500,000	2,495,111
Dominion Resources, Inc. (a) 0.280% 10/01/13	15,000,000	15,000,000
Ecolab, Inc. (a) 0.330% 1/08/14	10,000,000	9,990,925

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enbridge Energy Partners (a) 0.300% 10/29/13	$15,000,000	$14,996,500
Enbridge Energy Partners (a) 0.350% 10/29/13	7,500,000	7,497,958
FMC Corp. (a) 0.320% 10/23/13	10,000,000	9,998,044
Glencore Funding LLC (a) 0.350% 10/15/13	10,000,000	9,998,639
Glencore Funding LLC (a) 0.510% 11/18/13	10,000,000	9,993,200
Hewlett- Packard Co. (a) 0.350% 10/29/13	9,500,000	9,497,414
Hewlett- Packard Co. (a) 0.360% 10/28/13	7,750,000	7,747,908
Hewlett- Packard Co. (a) 0.430% 10/28/13	5,250,000	5,248,307
Hewlett-Packard Co. (a) 0.360% 10/21/13	5,000,000	4,999,000
Holcim US Finance Sarl & Cie (a) 0.410% 11/27/13	12,500,000	12,491,885
National Grid USA (a) 0.386% 11/15/13	4,000,000	3,998,100
National Grid USA (a) 0.390% 11/19/13	5,000,000	4,997,346
National Grid USA (a) 0.420% 12/12/13	6,150,000	6,144,834
Nissan Motor Acceptance Corp. (a) 0.310% 11/13/13	2,500,000	2,499,074
Nissan Motor Acceptance Corp. (a) 0.310% 11/25/13	9,000,000	8,995,738
Noble Corp. (a) 0.340% 10/07/13	20,500,000	20,498,838
Pentair Finance (a) 0.300% 10/03/13	2,100,000	2,099,965
Pentair Finance (a) 0.300% 10/04/13	4,809,000	4,808,880
Southern California Edison Co. (a) 0.270% 10/04/13	16,500,000	16,499,629
Stanley Works (a) 0.410% 12/13/13	6,500,000	6,494,596
Stanley Works (a) 0.420% 12/12/13	5,000,000	4,995,800
Tesco Treasury Services PLC (a) 0.470% 12/27/13	5,000,000	4,994,321
Tesco Treasury Services PLC (a) 0.580% 2/21/14	5,000,000	4,988,481
TransCanada PipeLines Ltd. (a) 0.340% 11/12/13	6,500,000	6,497,421
VF Corp. (a) 0.270% 10/21/13	3,000,000	2,999,550
Vodafone Group PLC (a) 0.570% 10/22/13	5,500,000	5,498,171

	Principal Amount	Value
WellPoint, Inc. (a) 0.330% 1/08/14	$8,000,000	$7,992,740
Xstrata Finance Canada Ltd. (a) 0.700% 12/12/13	10,500,000	10,485,300

		280,550,838

Time Deposits — 0.4%
Euro Time Deposit 0.010% 10/01/13	4,960,020	4,960,020

TOTAL SHORT-TERM INVESTMENTS (Cost $285,510,858)		285,510,858

TOTAL INVESTMENTS — 118.8% (Cost $1,652,448,398) (g)		1,672,865,805

Other Assets/ (Liabilities) — (18.8)%		(264,911,119)

NET ASSETS — 100.0%		$1,407,954,686

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $467,783,868 or 33.22% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2013, these securities amounted to a value of $109,431 or 0.01% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2013, these securities amounted to a value of $4,941,000 or 0.35% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 0.3%

COMMON STOCK — 0.1%
Basic Materials — 0.1%
Forest Products & Paper — 0.1%
The Newark Group, Inc. (a) (b)	26,904	$64,153

TOTAL COMMON STOCK (Cost $165,688)		64,153

PREFERRED STOCK — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	10,000	232,000

TOTAL PREFERRED STOCK (Cost $250,000)		232,000

TOTAL EQUITIES (Cost $415,688)		296,153

	Principal Amount
BONDS & NOTES — 98.3%

CORPORATE DEBT — 47.4%
Advertising — 0.2%
Omnicom Group, Inc. 3.625% 5/01/22	$150,000	143,867

Aerospace & Defense — 0.3%
BE Aerospace, Inc. 6.875% 10/01/20	125,000	136,563
United Technologies Corp. 6.125% 7/15/38	105,000	126,377

		262,940

Agriculture — 0.2%
Altria Group, Inc. 2.850% 8/09/22	110,000	100,745
Altria Group, Inc. 4.250% 8/09/42	50,000	41,626

		142,371

Auto Manufacturers — 0.1%
Ford Motor Co. 6.500% 8/01/18	100,000	115,230

Automotive & Parts — 1.2%
Cooper Tire & Rubber Co. 8.000% 12/15/19	280,000	285,950
International Automotive Components Group SA (c) 9.125% 6/01/18	9,000	9,270
Meritor, Inc. 6.750% 6/15/21	185,000	183,150

	Principal Amount	Value
Meritor, Inc., Convertible (c) 7.875% 3/01/26	$115,000	$144,253
Titan International, Inc. 7.875% 10/01/17	163,000	173,513
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	73,000	79,570
UCI International, Inc. 8.625% 2/15/19	115,000	117,300
Visteon Corp 6.750% 4/15/19	131,000	139,188

		1,132,194

Banks — 2.6%
Associated Banc-Corp. 1.875% 3/12/14	60,000	60,066
Bank of America Corp. 3.625% 3/17/16	165,000	173,528
Bank of America Corp. 5.875% 2/07/42	55,000	61,066
Bank of America Corp. 6.000% 9/01/17	115,000	130,228
Bank of America Corp. Series L 5.650% 5/01/18	30,000	33,856
Credit Suisse AG 5.400% 1/14/20	130,000	142,298
First Horizon National Corp. 5.375% 12/15/15	219,000	236,674
FirstMerit Corp. 4.350% 2/04/23	35,000	34,556
HSBC Holdings PLC 6.500% 9/15/37	125,000	141,671
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	280,010
ICICI Bank Ltd. (c) 5.500% 3/25/15	475,000	492,423
KFW 2.125% 1/17/23	270,000	252,531
PNC Funding Corp. 4.375% 8/11/20	105,000	112,756
Valley National Bancorp 5.125% 9/27/23	85,000	84,990
Wells Fargo & Co. 3.450% 2/13/23	145,000	135,715
Wells Fargo & Co. 4.600% 4/01/21	25,000	27,147

		2,399,515

Beverages — 0.1%
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	35,000	31,142
Molson Coors Brewing Co. 5.000% 5/01/42	65,000	63,339

		94,481

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Biotechnology — 0.2%
Amgen, Inc. 5.150% 11/15/41	$175,000	$169,882

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	95,000	115,641

Chemicals — 1.9%
Ashland, Inc. 3.875% 4/15/18	210,000	207,375
CF Industries, Inc. 3.450% 6/01/23	28,000	25,950
Cytec Industries, Inc. 3.500% 4/01/23	30,000	27,885
Cytec Industries, Inc. 8.950% 7/01/17	175,000	208,254
The Dow Chemical Co. 8.550% 5/15/19	100,000	127,537
Incitec Pivot Finance LLC (c) 6.000% 12/10/19	50,000	54,885
Incitec Pivot Ltd. (c) 4.000% 12/07/15	475,000	493,848
Methanex Corp. 5.250% 3/01/22	40,000	41,492
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375% 3/01/18	50,000	49,750
RPM International, Inc. 6.125% 10/15/19	50,000	56,938
Tronox Finance LLC 6.375% 8/15/20	340,000	336,600
Valspar Corp. 7.250% 6/15/19	150,000	180,637

		1,811,151

Commercial Services — 0.3%
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	67,000	70,852
ERAC USA Finance LLC (c) 2.800% 11/01/18	25,000	25,178
ERAC USA Finance LLC (c) 3.300% 10/15/22	75,000	71,286
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	59,244
The Western Union Co. 5.930% 10/01/16	80,000	89,084

		315,644

Computers — 0.5%
Apple, Inc. 2.400% 5/03/23	105,000	95,044
Apple, Inc. 3.850% 5/04/43	50,000	41,898
EMC Corp. 3.375% 6/01/23	135,000	131,918

	Principal Amount	Value
Hewlett-Packard Co. 2.125% 9/13/15	$90,000	$91,291
Hewlett-Packard Co. 2.200% 12/01/15	125,000	127,108

		487,259

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	65,000	65,401

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 3.000% 3/01/18	45,000	45,390
Arrow Electronics, Inc. 4.500% 3/01/23	45,000	44,498

		89,888

Diversified Financial — 3.7%
Citigroup, Inc. 5.875% 5/29/37	60,000	65,628
Citigroup, Inc. 5.875% 1/30/42	75,000	83,389
Citigroup, Inc. 8.500% 5/22/19	76,000	97,070
Eaton Vance Corp. 3.625% 6/15/23	43,000	41,688
Eaton Vance Corp. 6.500% 10/02/17	25,000	28,823
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	205,571
Ford Motor Credit Co. LLC 12.000% 5/15/15	150,000	175,231
The Goldman Sachs Group, Inc. 1.600% 11/23/15	130,000	130,944
The Goldman Sachs Group, Inc. 6.250% 2/01/41	35,000	39,211
The Goldman Sachs Group, Inc. 6.345% 2/15/34	40,000	38,724
The Goldman Sachs Group, Inc. 6.750% 10/01/37	40,000	41,746
Hyundai Capital America (c) 1.625% 10/02/15	80,000	80,128
Hyundai Capital America (c) 2.875% 8/09/18	60,000	60,501
International Lease Finance Corp. 5.875% 4/01/19	200,000	208,223
Janus Capital Group, Inc. 6.700% 6/15/17	525,000	586,668
JP Morgan Chase & Co. 4.350% 8/15/21	145,000	150,201
JP Morgan Chase & Co. 4.500% 1/24/22	175,000	182,543
Lazard Group LLC 6.850% 6/15/17	135,000	153,017

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lazard Group LLC 7.125% 5/15/15	$450,000	$487,061
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	154,778
Morgan Stanley 3.800% 4/29/16	200,000	210,505
Morgan Stanley 4.000% 7/24/15	150,000	156,458
Morgan Stanley 5.750% 1/25/21	60,000	66,607

		3,444,715

Electric — 2.2%
Ameren Corp. 8.875% 5/15/14	170,000	178,159
Elwood Energy LLC 8.159% 7/05/26	296,548	311,375
Florida Power & Light Co. 4.950% 6/01/35	65,000	69,186
Georgia Power Co. 4.300% 3/15/42	63,000	56,767
Kiowa Power Partners LLC (c) 4.811% 12/30/13	9,593	9,628
LG&E and KU Energy LLC 4.375% 10/01/21	250,000	259,006
MidAmerican Energy Holdings Co. 5.950% 5/15/37	120,000	133,165
National Fuel Gas Co. 3.750% 3/01/23	55,000	52,854
NiSource Finance Corp. 4.800% 2/15/44	90,000	80,600
NRG Energy, Inc. 8.500% 6/15/19	250,000	268,125
Pacific Gas & Electric Co. 5.800% 3/01/37	160,000	173,543
Southern California Edison Co. 5.950% 2/01/38	60,000	70,393
Tenaska Oklahoma I LP (c) 6.528% 12/30/14	51,926	52,758
Transelec SA (c) 4.625% 7/26/23	75,000	71,340
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	66,572	72,609
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	227,134

		2,086,642

Electrical Components & Equipment — 0.4%
Anixter, Inc. 5.950% 3/01/15	10,000	10,462
Legrand France SA 8.500% 2/15/25	250,000	317,696

		328,158

	Principal Amount	Value
Electronics — 0.3%
Agilent Technologies, Inc. 3.875% 7/15/23	$73,000	$70,894
Avnet, Inc. 4.875% 12/01/22	67,000	67,527
PerkinElmer, Inc. 5.000% 11/15/21	125,000	129,042

		267,463

Foods — 0.7%
ConAgra Foods, Inc. (c) 4.950% 8/15/20	275,000	290,247
ConAgra Foods, Inc. (c) 6.625% 8/15/39	30,000	34,755
Delhaize Group 6.500% 6/15/17	90,000	101,996
Tyson Foods, Inc. 4.500% 6/15/22	150,000	155,688
Tyson Foods, Inc. 6.600% 4/01/16	95,000	106,511

		689,197

Forest Products & Paper — 0.6%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	194,294
International Paper Co. 4.750% 2/15/22	75,000	78,987
International Paper Co. 9.375% 5/15/19	110,000	145,060
Plum Creek Timberlands LP 3.250% 3/15/23	105,000	95,995

		514,336

Hand & Machine Tools — 0.3%
Victor Technologies Group, Inc. 9.000% 12/15/17	280,000	301,700

Health Care – Products — 0.3%
Boston Scientific Corp. 7.375% 1/15/40	120,000	147,923
Teleflex, Inc. 6.875% 6/01/19	90,000	94,950

		242,873

Health Care – Services — 0.5%
HCA Holdings, Inc. 7.750% 5/15/21	140,000	148,925
Kaiser Foundation Hospitals 3.500% 4/01/22	65,000	63,516
UnitedHealth Group, Inc. 3.950% 10/15/42	85,000	72,890
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	94,157
WellPoint, Inc., Convertible (c) 2.750% 10/15/42	100,000	127,313

		506,801

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	$50,000	$48,384
Whirlpool Corp. 5.150% 3/01/43	20,000	19,176

		67,560

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	30,000	28,268

Housewares — 0.2%
Toro Co. 7.800% 6/15/27	170,000	205,111

Insurance — 1.9%
Aflac, Inc. 3.625% 6/15/23	104,000	101,562
The Allstate Corp. 5.550% 5/09/35	50,000	55,566
The Allstate Corp. VRN 5.750% 8/15/53	80,000	78,000
The Chubb Corp. VRN 6.375% 3/29/67	99,000	106,178
ING US, Inc. 5.500% 7/15/22	100,000	107,654
Liberty Mutual Group, Inc. (c) 4.250% 6/15/23	43,000	41,938
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	150,000	161,997
MetLife Capital Trust IV (c) 7.875% 12/15/67	150,000	168,750
The Progressive Corp. VRN 6.700% 6/15/67	155,000	165,850
Prudential Financial, Inc. VRN 5.200% 3/15/44	135,000	122,445
Prudential Financial, Inc. 6.200% 11/15/40	125,000	143,416
Prudential Financial, Inc. VRN 8.875% 6/15/38	115,000	139,150
Reinsurance Group of America, Inc. 4.700% 9/15/23	95,000	97,144
Reinsurance Group of America, Inc. 5.000% 6/01/21	95,000	101,681
Reinsurance Group of America, Inc. 6.450% 11/15/19	90,000	105,042
Willis Group Holdings PLC 4.125% 3/15/16	20,000	21,004
Willis North America, Inc. 7.000% 9/29/19	43,000	50,184

		1,767,561

Internet — 0.4%
Expedia, Inc. 7.456% 8/15/18	300,000	348,446

	Principal Amount	Value
Iron & Steel — 1.5%
AK Steel Corp., Convertible 5.000% 11/15/19	$192,000	$180,840
Allegheny Technologies, Inc. 9.375% 6/01/19	105,000	128,034
ArcelorMittal 9.500% 2/15/15	425,000	465,906
Gerdau Trade, Inc. (c) 4.750% 4/15/23	90,000	80,100
Reliance Steel & Aluminum Co. 4.500% 4/15/23	65,000	63,437
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	433,885

		1,352,202

Lodging — 0.2%
Hyatt Hotels Corp. 3.375% 7/15/23	40,000	37,379
Marriott International, Inc. 3.375% 10/15/20	95,000	94,690
Wyndham Worldwide Corp. 2.950% 3/01/17	60,000	61,573
Wyndham Worldwide Corp. 6.000% 12/01/16	2,000	2,213

		195,855

Machinery – Diversified — 1.0%
Briggs & Stratton Corp. 6.875% 12/15/20	340,000	368,050
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	194,688
Roper Industries, Inc. 3.125% 11/15/22	100,000	93,607
Xylem, Inc. 3.550% 9/20/16	200,000	209,620
Xylem, Inc. 4.875% 10/01/21	100,000	105,117

		971,082

Manufacturing — 1.0%
Bombardier, Inc. Series A (c) 7.750% 3/15/20	70,000	79,100
Carlisle Cos., Inc. 3.750% 11/15/22	85,000	81,829
Griffon Corp. 7.125% 4/01/18	180,000	190,800
Harsco Corp 2.700% 10/15/15	257,000	260,697
Polypore International, Inc. 7.500% 11/15/17	285,000	302,100

		914,526

Media — 1.3%
CBS Corp. 7.875% 7/30/30	100,000	121,216

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Globo Comunicacao e Participacoes SA (c) 4.875% 4/11/22	$200,000	$192,000
News America, Inc. 6.900% 8/15/39	125,000	145,306
Sinclair Television Group, Inc. (c) 9.250% 11/01/17	425,000	447,143
Univision Communications, Inc. (c) 7.875% 11/01/20	250,000	273,438

		1,179,103

Metal Fabricate & Hardware — 0.8%
Ardagh Packaging Finance PLC (c) 7.375% 10/15/17	250,000	267,500
Mueller Water Products, Inc. 8.750% 9/01/20	196,000	215,600
The Timken Co. 6.000% 9/15/14	275,000	288,035

		771,135

Mining — 1.3%
Detour Gold Corp., Convertible 5.500% 11/30/17	105,000	92,203
FMG Resources Property Ltd. (c) 6.875% 4/01/22	250,000	250,000
FMG Resources Property Ltd. (c) 7.000% 11/01/15	215,000	221,450
Freeport-McMoRan Copper & Gold, Inc. (c) 2.375% 3/15/18	45,000	43,490
Freeport-McMoRan Copper & Gold, Inc. (c) 5.450% 3/15/43	70,000	62,742
Newcrest Finance Property Ltd. (c) 4.450% 11/15/21	200,000	171,968
Vale Overseas Ltd. 6.250% 1/23/17	215,000	241,002
Vale Overseas Ltd. 6.875% 11/10/39	85,000	86,058

		1,168,913

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	50,000	52,968
Pitney Bowes, Inc. 5.750% 9/15/17	75,000	82,658

		135,626

Oil & Gas — 7.0%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	655,000	691,025
Aurora USA Oil & Gas, Inc. (c) 7.500% 4/01/20	500,000	497,500

	Principal Amount	Value
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	$120,000	$131,700
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	80,000	73,000
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	780,000	766,350
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	65,000	63,131
Ecopetrol SA 4.250% 9/18/18	15,000	15,431
KazMunayGas National Co. JSC (c) 4.400% 4/30/23	90,000	83,925
Linn Energy LLC/Linn Energy Finance Corp. 8.625% 4/15/20	130,000	134,387
MEG Energy Corp. (c) 6.500% 3/15/21	150,000	151,125
PBF Holding Co. LLC/PBF Finance Corp. 8.250% 2/15/20	555,000	574,425
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	53,770
Petrobras Global Finance BV 3.000% 1/15/19	40,000	37,617
Petrobras International Finance Co. 3.875% 1/27/16	220,000	226,994
Petrobras International Finance Co. 6.750% 1/27/41	115,000	111,207
Petroleos Mexicanos 5.500% 1/21/21	375,000	401,250
Phillips 66 4.300% 4/01/22	75,000	76,459
Phillips 66 5.875% 5/01/42	75,000	78,781
Precision Drilling Corp. 6.625% 11/15/20	85,000	89,888
Rosneft Oil Co. via Rosneft International Finance Ltd. (c) 3.149% 3/06/17	1,000,000	1,000,000
Rowan Cos., Inc. 4.875% 6/01/22	175,000	180,575
Rowan Cos., Inc. 5.000% 9/01/17	185,000	201,121
Shell International Finance BV 5.500% 3/25/40	110,000	124,299
SM Energy Co. 6.625% 2/15/19	100,000	104,000
Talisman Energy, Inc. 5.500% 5/15/42	100,000	93,170
Transocean, Inc. 4.950% 11/15/15	190,000	203,832

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Venoco, Inc. 8.875% 2/15/19	$330,000	$332,475

		6,497,437

Oil & Gas Services — 0.2%
Weatherford International Ltd. 4.500% 4/15/22	100,000	98,971
Weatherford International Ltd. 5.950% 4/15/42	75,000	71,809
Weatherford International Ltd. 6.000% 3/15/18	25,000	28,025

		198,805

Packaging & Containers — 0.1%
Brambles USA Inc., Series A (c) 5.350% 4/01/20	35,000	37,872
Sonoco Products Co. 4.375% 11/01/21	100,000	103,334

		141,206

Pharmaceuticals — 1.3%
AbbVie, Inc. 4.400% 11/06/42	50,000	45,269
Mylan, Inc. (c) 7.875% 7/15/20	250,000	285,267
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	100,000	106,750
Valeant Pharmaceuticals International (c) 6.875% 12/01/18	135,000	142,762
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	212,000
Warner Chilcott Corp. LLC 7.750% 9/15/18	350,000	379,750
Zoetis, Inc. (c) 3.250% 2/01/23	35,000	33,321

		1,205,119

Pipelines — 1.4%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	190,057
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	173,756
DCP Midstream Operating LLC 3.875% 3/15/23	15,000	13,649
Enable Oklahoma Intrastate Transmission LLC (c) 6.875% 7/15/14	305,000	315,480
Energy Transfer Equity LP 7.500% 10/15/20	100,000	107,000
Enterprise Products Operating LP 5.950% 2/01/41	135,000	145,493
Kern River Funding Corp. (c) 4.893% 4/30/18	76,103	81,983
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	93,450

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.950% 1/15/38	$15,000	$16,908
ONEOK Partners LP 6.125% 2/01/41	100,000	101,095
The Williams Cos., Inc. 3.700% 1/15/23	45,000	40,641

		1,279,512

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	225,000	242,605

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp. 3.400% 2/15/19	80,000	79,071
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	322,124
DDR Corp. 4.750% 4/15/18	275,000	296,832
DDR Corp. 9.625% 3/15/16	95,000	112,677
Duke Realty LP 8.250% 8/15/19	125,000	155,413
Federal Realty Investment Trust 5.900% 4/01/20	25,000	28,525
HCP, Inc. 2.625% 2/01/20	95,000	90,137
Liberty Property LP 3.375% 6/15/23	50,000	46,221
ProLogis LP 2.750% 2/15/19	35,000	34,983

		1,165,983

Retail — 1.0%
CVS Caremark Corp. 6.125% 9/15/39	25,000	28,577
CVS Pass-Through Trust (c) 5.926% 1/10/34	240,301	259,385
CVS Pass-Through Trust (c) 7.507% 1/10/32	18,491	22,308
The Home Depot, Inc. 5.950% 4/01/41	100,000	117,082
O’Reilly Automotive, Inc. 3.850% 6/15/23	46,000	44,416
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	238,839
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	230,475

		941,082

Savings & Loans — 0.7%
Education Loan Co. Trust I (c) 0.000% 8/01/41	200,000	176,257
First Niagara Financial Group, Inc. 7.250% 12/15/21	150,000	174,465

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Glencore Funding LLC (c) 1.700% 5/27/16	$160,000	$157,650
Glencore Funding LLC (c) 2.500% 1/15/19	114,000	106,861
Washington Mutual Bank (d) 5.650% 8/15/14	1,225,000	122

		615,355

Semiconductors — 0.7%
Intel Corp., Convertible 2.950% 12/15/35	125,000	135,313
Micron Technology, Inc., Convertible 3.125% 5/01/32	225,000	426,656
NXP BV/NXP Funding LLC (c) 3.750% 6/01/18	110,000	107,250

		669,219

Software — 0.5%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	45,000	45,440
CA, Inc. 2.875% 8/15/18	50,000	50,442
CA, Inc. 5.375% 12/01/19	105,000	116,499
Fidelity National Information Services, Inc. 5.000% 3/15/22	125,000	126,812
Oracle Corp. 2.500% 10/15/22	90,000	82,967

		422,160

Storage & Warehousing — 0.7%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	600,000	621,000

Telecommunications — 2.8%
AT&T, Inc. 6.550% 2/15/39	175,000	194,508
CenturyLink, Inc. 6.150% 9/15/19	195,000	202,312
CenturyLink, Inc. 7.650% 3/15/42	150,000	133,500
Embarq Corp. 7.082% 6/01/16	210,000	236,211
Embarq Corp. 7.995% 6/01/36	45,000	45,813
Motorola Solutions, Inc. 3.500% 3/01/23	90,000	84,027
Sprint Capital Corp. 6.900% 5/01/19	100,000	102,750
Sprint Nextel Corp. 11.500% 11/15/21	200,000	257,000
Telecom Italia Capital 6.000% 9/30/34	80,000	65,796
Telecom Italia Capital 6.175% 6/18/14	111,000	114,245

	Principal Amount	Value
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	$225,000	$220,050
Telefonica Emisiones SAU 3.992% 2/16/16	275,000	284,866
Verizon Communications, Inc. 2.500% 9/15/16	50,000	51,534
Verizon Communications, Inc. 3.650% 9/14/18	60,000	63,222
Verizon Communications, Inc. 5.150% 9/15/23	95,000	101,820
Verizon Communications, Inc. 6.550% 9/15/43	140,000	158,051
WCP Wireless Site Funding (c) 4.141% 11/15/15	120,186	124,184
Windstream Corp. 7.750% 10/01/21	190,000	196,175

		2,636,064

Transportation — 1.9%
Asciano Finance (c) 3.125% 9/23/15	70,000	71,414
Asciano Finance (c) 4.625% 9/23/20	45,000	45,020
Asciano Finance (c) 5.000% 4/07/18	345,000	365,983
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	185,701
CHC Helicopter SA 9.250% 10/15/20	800,000	852,000
CHC Helicopter SA 9.375% 6/01/21	105,000	104,475
Con-way, Inc. 7.250% 1/15/18	30,000	34,003
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	135,759

		1,794,355

Trucking & Leasing — 0.8%
GATX Corp. 3.500% 7/15/16	90,000	93,949
GATX Corp. 4.750% 5/15/15	115,000	120,994
GATX Corp. 4.750% 6/15/22	125,000	127,517
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 3/15/16	240,000	244,449
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 3.125% 5/11/15	200,000	205,861

		792,770

TOTAL CORPORATE DEBT (Cost $43,579,003)		44,055,409

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.6%
State of California 5.950% 4/01/16	$225,000	$251,494
State of California BAB 7.550% 4/01/39	125,000	162,687
State of California BAB 7.600% 11/01/40	150,000	197,559

		611,740

TOTAL MUNICIPAL OBLIGATIONS (Cost $579,835)		611,740

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.8%
Auto Floor Plan ABS — 0.2%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	216,248	227,002

Automobile ABS — 0.3%
California Republic Auto Receivables Trust, Series 2012-1, Class A (c) 1.180% 8/15/17	112,599	112,700
CarNow Auto Receivables Trust, Series 2013-1A, Class A (c) 1.160% 10/16/17	100,098	100,102
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (c) 1.290% 10/16/17	91,298	91,073

		303,875

Commercial MBS — 4.3%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.001% 2/10/51	95,000	104,859
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	635,000	714,663
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	155,000	174,940
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	110,000	124,805
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	85,000	95,294
DBRR Trust, Series 2013-EZ3, Class A VRN (c) 1.636% 12/18/49	144,455	144,233

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$305,000	$333,730
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	115,000	128,208
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	110,000	120,077
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	102,218	104,947
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.646% 3/12/44	125,000	135,997
STRIPs Ltd., Series 2012-1A, Class A (c) 1.500% 12/25/44	142,667	140,527
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.551% 8/15/39	100,000	106,816
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	150,000	162,945
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	535,000	588,943
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.123% 2/15/51	100,000	111,504
Wells Fargo Reremic Trust, Series 2012-IO, Class A (c) 1.750% 8/20/21	165,821	165,272
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	110,000	111,103
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C VRN 5.041% 8/15/45	100,000	98,791
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C VRN (c) 5.824% 11/15/44	170,000	181,538
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D VRN (c) 5.824% 11/15/44	115,000	117,464

		3,966,656

Home Equity ABS — 2.8%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.904% 1/25/35	200,000	187,133

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.884% 4/25/35	$247,000	$238,245
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A FRN 0.329% 8/25/36	237,860	220,034
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1 FRN 0.824% 8/25/35	66,173	64,401
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.639% 9/25/34	54,573	54,067
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.079% 2/25/35	193,391	160,959
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.629% 7/25/35	180,000	167,064
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.419% 1/25/36	135,277	130,769
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.974% 2/25/35	300,000	276,264
MASTR Asset Backed Securities Trust, Series 2005, Class M1 FRN 0.899% 12/25/34	99,504	88,722
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.899% 3/25/35	120,000	109,513
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3 FRN 0.884% 4/25/36	200,000	184,776
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (c) 0.914% 6/28/35	130,724	125,773
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 0.944% 6/28/35	220,000	184,191
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.679% 7/25/35	129,311	123,866
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	66	69
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.439% 9/25/35	82,841	79,702
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 FRN 0.459% 5/25/36	198,382	180,063

		2,575,611

	Principal Amount	Value
Other ABS — 2.7%
ARL First LLC, Series 2012-1A, Class A2 (c) 3.810% 12/15/42	$100,000	$95,266
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (c) 4.474% 3/20/43	94,288	93,594
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (c) 5.216% 1/25/42	171,063	183,757
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (c) 4.212% 10/15/42	229,337	227,452
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.432% 6/02/17	250,000	253,750
Hilton Grand Vacations Trust, Series 2013-A, Class A (c) 2.280% 1/25/26	233,544	233,569
Icon Brands Holdings LLC, Series 2012-1A, Class A (c) 4.229% 1/25/43	48,250	48,133
KeyCorp Student Loan Trust, Series 2004-A, Class 2B FRN 0.794% 1/27/42	100,000	79,991
Newport Waves CDO (Acquired 3/30/07, Cost $1,173,637), Series 2007-1A, Class A3LS FRN (c) (e) 0.853% 6/20/14	1,175,000	1,161,135
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (c) 2.840% 11/20/28	43,258	44,069
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	74,113	78,669

		2,499,385

Student Loans ABS — 1.9%
Access Group, Inc., Series 2002-1, Class A4 9/01/37	315,000	289,492
Access Group, Inc., Series 2003-1, Class A2 FRN 0.511% 12/27/16	19,861	19,851
Access Group, Inc., Series 2003-A, Class A3 FRN 1.690% 7/01/38	82,192	72,919
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (c) 3/01/42	100,000	77,000
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 6/15/43	50,000	42,515

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 6/15/43	$100,000	$99,000
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	150,000	148,068
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	200,000	195,660
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.564% 10/28/41	101,038	99,170
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.369% 2/25/28	48,183	47,338
National Collegiate Student Loan Trust, Series 2005-3, Class A3 FRN 0.419% 7/25/28	120,503	118,091
National Collegiate Student Loan Trust, Series 2004-1, Class A2, The FRN 0.511% 6/25/27	127,684	122,278
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3 FRN 3.679% 12/26/25	100,000	90,443
Park Place Securities Inc, Series 2005-WCW2, Class M1, ABS, FRN FRN 0.679% 7/25/35	105,000	92,815
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2004-10, Class B FRN 0.636% 1/25/40	147,903	120,303
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.679% 6/25/43	110,000	105,346

		1,790,289

WL Collateral CMO — 1.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.739% 8/25/34	101,633	90,088
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	16,440	16,548
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	4,462	3,943
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.541% 8/25/34	14,800	14,022

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.371% 1/19/38	$575,947	$465,431
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.289% 5/25/37	686,432	444,085
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.394% 8/25/34	56,561	46,193
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.429% 8/25/36	184,692	167,473
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.355% 2/25/34	5,909	5,532
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.521% 7/25/33	3,072	3,066
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	142	143
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (c) 2.500% 3/23/51	57,487	57,585
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.595% 3/25/34	30,174	30,158
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.553% 4/25/44	76,763	73,958

		1,418,225

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.429% 11/25/37	37,175	36,169
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.760% 6/25/32	22,786	20,147

		56,316

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,840,973)		12,837,359

SOVEREIGN DEBT OBLIGATIONS — 1.1%
Brazilian Government International Bond 4.875% 1/22/21	100,000	107,375
Province of Quebec Canada 2.625% 2/13/23	192,000	178,618
Province of Quebec Canada 7.500% 9/15/29	125,000	169,252

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Republic of Brazil International Bond 5.625% 1/07/41	$235,000	$234,412
Republic of Turkey 6.750% 4/03/18	100,000	110,400
Turkey Government International Bond 4.875% 4/16/43	36,000	29,700
United Mexican States 5.125% 1/15/20	95,000	105,878
United Mexican States 6.750% 9/27/34	75,000	88,875

		1,024,510

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,035,133)		1,024,510

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.0%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	30,646	35,019
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	17,905	20,274

		55,293

Pass-Through Securities — 25.9%
Federal Home Loan Mortgage Corp. Pool #Q15841 3.000% 2/01/43	728,379	709,857
Pool #Q01704 4.500% 6/01/41	210,037	223,813
Pool #G11476 5.000% 11/01/18	75,563	80,255
Pool #B16010 5.000% 8/01/19	1,603	1,711
Pool #B17058 5.000% 9/01/19	4,861	5,167
Pool #B18677 5.000% 1/01/20	3,682	3,932
Pool #E89199 6.000% 4/01/17	3,802	4,050
Pool #G11431 6.000% 2/01/18	818	868
Pool #G01311 7.000% 9/01/31	2,718	3,166
Pool #C80207 7.500% 9/01/24	2,681	3,121
Pool #C00530 7.500% 7/01/27	2,206	2,605
Pool #C00563 7.500% 11/01/27	7,266	8,588

	Principal Amount	Value
Pool #C00612 7.500% 4/01/28	$420	$496
Pool #C55867 7.500% 2/01/30	8,777	10,333
Federal National Mortgage Association
Pool #725692 2.267% 10/01/33 FRN	188,660	197,471
Pool #888586 2.339% 10/01/34 FRN	431,504	455,881
Pool #AB8756 3.000% 3/01/43	345,913	332,293
Pool #AT0976 3.000% 4/01/43	334,863	321,678
Pool #AT2911 3.000% 4/01/43	403,177	387,302
Pool #AO8629 3.500% 7/01/42	429,716	437,958
Pool #AP6609 3.500% 9/01/42	267,347	272,475
Pool #AR8708 3.500% 4/01/43	108,833	109,560
Pool #AT0998 3.500% 4/01/43	544,826	548,465
Pool #AT4050 3.500% 5/01/43	143,891	144,852
Pool #MA1463 3.500% 6/01/43	357,740	360,129
Pool #735010 5.000% 11/01/19	275,132	293,591
Pool #253880 6.500% 7/01/16	2,267	2,397
Pool #575579 7.500% 4/01/31	11,700	13,775
Pool #535996 7.500% 6/01/31	2,505	2,948
Federal National Mortgage Association TBA Pool #6560 2.500% 10/01/27 (f)	940,000	945,802
Pool #869 2.500% 10/01/42 (f)	665,000	618,346
Pool #7180 3.000% 1/01/27 (f)	1,585,000	1,640,970
Pool #9768 3.000% 10/01/42 (f)	1,050,000	1,026,129
Pool #17115 3.500% 4/01/42 (f)	1,050,000	1,069,359
Pool #18388 4.000% 1/01/41 (f)	1,800,000	1,888,031
Pool #21133 4.500% 8/01/39 (f)	1,325,000	1,415,266
Pool #29322 5.000% 2/01/37 (f)	1,595,000	1,729,827

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #43611 5.500% 12/01/34 (f)	$1,114,000	$1,214,782
Government National Mortgage Association
Pool #82488 2.000% 3/20/40 FRN	143,408	148,751
Pool #782562 5.000% 2/15/39	498,949	548,103
Pool #782564 5.000% 2/15/39	51,680	56,868
Pool #579140 6.500% 1/15/32	2,151	2,477
Pool #587280 6.500% 9/15/32	2,238	2,578
Pool #550659 6.500% 9/15/35	132,882	150,681
Pool #538689 6.500% 12/15/35	36,263	41,186
Pool #780651 7.000% 10/15/27	2,987	3,503
Pool #462384 7.000% 11/15/27	2,053	2,406
Pool #482668 7.000% 8/15/28	2,190	2,572
Pool #506804 7.000% 5/15/29	8,800	10,327
Pool #506914 7.000% 5/15/29	33,825	39,656
Pool #581417 7.000% 7/15/32	4,848	5,770
Pool #591581 7.000% 8/15/32	977	1,165
Pool #423836 8.000% 8/15/26	1,540	1,848
Pool #444619 8.000% 3/15/27	11,063	13,335
Government National Mortgage Association II Pool #82462 3.500% 1/20/40 FRN	122,901	128,442
Government National Mortgage Association TBA
Pool #3920 3.000% 11/01/42 (f)	500,000	493,085
Pool #548 3.000% 12/01/42 (f)	3,125,000	3,090,088
Pool #5490 3.500% 1/01/42 (f)	900,000	925,172
Pool #1635 3.500% 6/01/42 (f)	900,000	928,266
Pool #4536 4.000% 8/01/40 (f)	900,000	949,219

	Principal Amount	Value
Pool #13048 5.000% 4/01/38 (f)	$50,000	$54,336

		24,087,083

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $23,793,379)		24,142,376

U.S. TREASURY OBLIGATIONS — 9.4%
U.S. Treasury Bonds & Notes — 9.4%
U.S. Treasury Bond (g) 2.750% 8/15/42	2,015,000	1,670,016
U.S. Treasury Bond 4.500% 2/15/36	520,000	601,028
U.S. Treasury Note (h) 0.500% 6/15/16	4,100,000	4,095,876
U.S. Treasury Note 1.000% 5/31/18	425,000	419,547
U.S. Treasury Note (h) 1.625% 8/15/22	2,150,000	2,002,859

		8,789,326

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,873,711)		8,789,326

TOTAL BONDS & NOTES (Cost $90,702,034)		91,460,720

TOTAL LONG-TERM INVESTMENTS (Cost $91,117,722)		91,756,873

SHORT-TERM INVESTMENTS — 19.5%
Commercial Paper — 18.2%
FMC Technologies, Inc. (c) 0.310% 10/08/13	2,000,000	1,999,878
Glencore Funding LLC (c) 0.370% 10/15/13	2,000,000	1,999,712
Hewlett-Packard Co. (c) 0.360% 10/30/13	2,100,000	2,099,391
Noble Corp. (c) 0.370% 11/19/13	2,300,000	2,298,842
Oneok, Inc. (c) 0.300% 10/02/13	2,200,000	2,199,982
Pentair Finance (c) 0.300% 10/21/13	2,000,000	1,999,667
Spectra Energy Capital (c) 0.350% 10/01/13	2,300,000	2,300,000
Volvo Group Treasury NA (c) 0.380% 12/20/13	2,000,000	1,998,311

		16,895,783

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 1.3%
Euro Time Deposit 0.010% 10/01/13	$1,184,304	$1,184,304

TOTAL SHORT-TERM INVESTMENTS (Cost $18,080,087)		18,080,087

TOTAL INVESTMENTS — 118.1% (Cost $109,197,809) (i)		109,836,960

Other Assets/(Liabilities) — (18.1)%		(16,833,905)

NET ASSETS — 100.0%		$93,003,055

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2013, these securities amounted to a value of $64,153 or 0.07% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $30,830,673 or 33.15% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2013, these securities amounted to a value of $122 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2013, these securities amounted to a value of $1,161,135 or 1.25% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 0.3%

COMMON STOCK — 0.3%
Basic Materials — 0.3%
Forest Products & Paper — 0.3%
The Newark Group, Inc. (a) (b)	329,969	$786,811

TOTAL COMMON STOCK (Cost $2,113,591)		786,811

TOTAL EQUITIES (Cost $2,113,591)		786,811

	Principal Amount
BONDS & NOTES — 94.9%

BANK LOANS — 1.9%
Electronics — 0.8%
Kronos, Inc., 2nd Lien Term Loan 9.750% 4/30/20	$661,249	683,566
Wall Street Systems, Inc., New 2nd Lien Term Loan 9.250% 10/26/20	1,275,537	1,283,509

		1,967,075

Household Products & Wares — 0.3%
Quality Home Brands Holdings, LLC, Cash Pay Term Loan 10.000% 6/30/14	341,642	335,093
Quality Home Brands Holdings, LLC, PIK Term Loan 11.750% 6/30/14	397,318	389,701

		724,794

Machinery – Diversified — 0.4%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 1/30/20	902,464	911,489

Retail — 0.4%
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan 9.750% 3/26/20	800,000	814,336

TOTAL BANK LOANS (Cost $4,292,780)		4,417,694

CORPORATE DEBT — 93.0%
Aerospace & Defense — 3.8%
AAR Corp. (c) 7.250% 1/15/22	700,000	729,750
AAR Corp. 7.250% 1/15/22	2,300,000	2,397,750
DAE Aviation Holdings, Inc. (c) 11.250% 8/01/15	3,346,000	3,346,000

	Principal Amount	Value
Ducommun, Inc. 9.750% 7/15/18	$2,265,000	$2,514,150

		8,987,650

Agriculture — 1.2%
Pinnacle Operating Corp. (c) 9.000% 11/15/20	2,673,000	2,736,484

Apparel — 2.1%
Perry Ellis International, Inc. 7.875% 4/01/19	4,696,000	4,954,280

Automotive & Parts — 4.9%
Accuride Corp. 9.500% 8/01/18	2,790,000	2,908,575
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	776,150
Cooper-Standard Holding, Inc. (c) 7.375% 4/01/18	1,900,000	1,909,500
International Automotive Components Group SA (c) 9.125% 6/01/18	1,724,000	1,775,720
Meritor, Inc., Convertible (c) 7.875% 3/01/26	839,000	1,052,421
Titan International, Inc. (c) (d) 6.875% 10/01/20	514,000	517,855
Titan International, Inc. 7.875% 10/01/17	850,000	904,825
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	403,000	439,270
UCI International, Inc. 8.625% 2/15/19	1,300,000	1,326,000

		11,610,316

Banks — 1.0%
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,446,875

Building Materials — 2.4%
Builders FirstSource, Inc. (c) 7.625% 6/01/21	1,659,000	1,659,000
Cemex Finance LLC (c) 9.375% 10/12/22	1,350,000	1,478,250
Interline Brands, Inc. 10.000% 11/15/18	1,045,000	1,141,662
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (c) 10.000% 6/01/20	1,170,000	1,304,550

		5,583,462

Chemicals — 3.4%
Axiall Corp. (c) 4.875% 5/15/23	815,000	772,213
Eagle Spinco, Inc. (c) 4.625% 2/15/21	1,085,000	1,041,600

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
INEOS Group Holdings SA (c) 6.125% 8/15/18	$490,000	$478,975
Omnova Solutions, Inc. 7.875% 11/01/18	2,075,000	2,183,937
Tronox Finance LLC 6.375% 8/15/20	3,480,000	3,445,200

		7,921,925

Coal — 0.7%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (c) 7.375% 2/01/20	1,525,000	1,586,000

Commercial Services — 6.0%
The ADT Corp. (c) (d) 6.250% 10/15/21	1,575,000	1,598,625
Mustang Merger Corp. (c) 8.500% 8/15/21	6,770,000	6,702,300
Rent-A-Center, Inc. 6.625% 11/15/20	880,000	924,000
RR Donnelley & Sons Co. 7.875% 3/15/21	2,270,000	2,434,575
StoneMor Partners LP/Cornerstone Family Services of WV (c) 7.875% 6/01/21	2,545,000	2,614,987

		14,274,487

Computers — 0.3%
NCR Corp. 5.000% 7/15/22	750,000	697,500

Cosmetics & Personal Care — 0.2%
First Quality Finance Co., Inc. (c) 4.625% 5/15/21	565,000	512,738

Distribution & Wholesale — 0.2%
LKQ Corp. (c) 4.750% 5/15/23	525,000	486,938

Diversified Financial — 0.3%
General Motors Financial Co., Inc. (c) 4.250% 5/15/23	675,000	616,781

Electric — 0.5%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000% 12/01/20	1,141,000	1,202,329

Electrical Components & Equipment — 0.8%
International Wire Group Holdings, Inc. (c) 8.500% 10/15/17	1,700,000	1,785,000

Electronics — 0.6%
Rexel SA (c) 5.250% 6/15/20	1,570,000	1,530,750

	Principal Amount	Value
Engineering & Construction — 1.1%
Weekley Homes LLC/Weekley Finance Corp. (c) 6.000% 2/01/23	$1,440,000	$1,382,400
Zachry Holdings, Inc. (c) 7.500% 2/01/20	1,085,000	1,117,550

		2,499,950

Entertainment — 0.5%
PNK Finance Corp. (c) 6.375% 8/01/21	1,070,000	1,091,400

Foods — 0.6%
Chiquita Brands International, Inc., Convertible 4.250% 8/15/16	1,467,000	1,436,743

Forest Products & Paper — 1.8%
Unifrax I LLC/Unifrax Holding Co. (c) 7.500% 2/15/19	1,715,000	1,715,000
Xerium Technologies, Inc. 8.875% 6/15/18	2,464,000	2,525,600

		4,240,600

Gas — 0.8%
LBC Tank Terminals Holding Netherlands BV (c) 6.875% 5/15/23	1,975,000	1,984,875

Hand & Machine Tools — 1.3%
Mcron Finance Sub LLC/Mcron Finance Corp. (c) 8.375% 5/15/19	1,650,000	1,802,625
Victor Technologies Group, Inc. 9.000% 12/15/17	1,094,000	1,178,785

		2,981,410

Health Care – Products — 1.1%
Alere, Inc. 6.500% 6/15/20	1,940,000	1,923,025
Teleflex, Inc. 6.875% 6/01/19	610,000	643,550

		2,566,575

Health Care – Services — 2.0%
HCA Holdings, Inc. 6.250% 2/15/21	1,400,000	1,422,750
HEALTHSOUTH Corp. 5.750% 11/01/24	1,315,000	1,262,400
Tenet Healthcare Corp. (c) 8.125% 4/01/22	2,050,000	2,139,687

		4,824,837

Home Builders — 4.2%
Brookfield Residential Properties, Inc. (c) 6.500% 12/15/20	2,230,000	2,241,150
K Hovnanian Enterprises, Inc. (c) 9.125% 11/15/20	1,045,000	1,131,212

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
William Lyon Homes, Inc. 8.500% 11/15/20	$4,345,000	$4,583,975
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (c) 6.750% 12/15/21	1,895,000	1,895,000

		9,851,337

Insurance — 0.9%
Hockey Merger Sub 2, Inc. (c) (d) 7.875% 10/01/21	2,190,000	2,192,738

Internet — 1.0%
Equinix, Inc. 4.875% 4/01/20	1,625,000	1,576,250
VeriSign, Inc. (c) 4.625% 5/01/23	890,000	836,600

		2,412,850

Leisure Time — 3.2%
Brunswick Corp. (c) 4.625% 5/15/21	910,000	849,713
Brunswick Corp. 7.125% 8/01/27	3,993,000	4,142,737
Brunswick Corp. 7.375% 9/01/23	650,000	684,125
Carlson Wagonlit BV (c) 6.875% 6/15/19	1,785,000	1,802,850

		7,479,425

Lodging — 1.4%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (c) (d) 5.625% 10/15/21	1,725,000	1,729,313
MCE Finance Ltd. (c) 5.000% 2/15/21	1,680,000	1,612,800

		3,342,113

Machinery – Diversified — 1.3%
Welltec A/S (c) 8.000% 2/01/19	2,950,000	3,141,750

Manufacturing — 2.8%
Griffon Corp. 7.125% 4/01/18	2,375,000	2,517,500
JB Poindexter & Co., Inc. (c) 9.000% 4/01/22	3,805,000	3,995,250

		6,512,750

Media — 5.0%
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c) 5.125% 12/15/21	1,500,000	1,413,750
Cogeco Cable, Inc. (c) 4.875% 5/01/20	1,310,000	1,251,050
Entercom Radio LLC 10.500% 12/01/19	1,805,000	2,048,675

	Principal Amount	Value
Harron Communications LP/Harron Finance Corp. (c) 9.125% 4/01/20	$1,610,000	$1,771,000
Nara Cable Funding Ltd. (c) 8.875% 12/01/18	1,166,000	1,230,130
RCN Telecom Services LLC/RCN Capital Corp. (c) 8.500% 8/15/20	2,460,000	2,398,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (c) 5.500% 1/15/23	1,675,000	1,587,062

		11,700,167

Metal Fabricate & Hardware — 0.3%
Mueller Water Products, Inc. 7.375% 6/01/17	770,000	789,250

Mining — 2.1%
Coeur Mining, Inc. (c) 7.875% 2/01/21	1,150,000	1,161,500
FMG Resources Property Ltd. (c) 7.000% 11/01/15	1,175,000	1,210,250
Hecla Mining Co. (c) 6.875% 5/01/21	2,735,000	2,584,575

		4,956,325

Oil & Gas — 15.1%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	3,644,000	3,844,420
Aurora USA Oil & Gas, Inc. (c) 7.500% 4/01/20	2,000,000	1,990,000
Aurora USA Oil & Gas, Inc. (c) 9.875% 2/15/17	580,000	616,250
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	2,300,000	2,233,875
Halcon Resources Corp. 8.875% 5/15/21	1,110,000	1,137,750
Halcon Resources Corp. 9.750% 7/15/20	2,190,000	2,315,925
Linn Energy LLC/Linn Energy Finance Corp. 8.625% 4/15/20	1,515,000	1,566,131
Magnum Hunter Resources Corp. (c) 9.750% 5/15/20	935,000	967,725
Magnum Hunter Resources Corp. (c) 9.750% 5/15/20	2,540,000	2,628,900
MEG Energy Corp. (c) 7.000% 3/31/24	1,210,000	1,217,563
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (c) 9.250% 6/01/21	1,615,000	1,594,812

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (c) 10.750% 10/01/20	$1,650,000	$1,732,500
Northern Tier Energy LLC/Northern Tier Finance Corp. (c) 7.125% 11/15/20	2,320,000	2,320,000
Oasis Petroleum, Inc. (c) 6.875% 3/15/22	1,035,000	1,091,925
Resolute Energy Corp. 8.500% 5/01/20	1,425,000	1,467,750
RKI Exploration & Production LLC/RKI Finance Corp. (c) 8.500% 8/01/21	2,365,000	2,376,825
Shelf Drilling Holdings Ltd. (c) 8.625% 11/01/18	1,405,000	1,492,813
SM Energy Co. 6.500% 1/01/23	1,235,000	1,259,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (c) 7.500% 7/01/21	1,180,000	1,218,350
Venoco, Inc. 8.875% 2/15/19	2,435,000	2,453,262

		35,526,476

Packaging & Containers — 1.4%
Plastipak Holdings, Inc. (c) (d) 6.500% 10/01/21	1,180,000	1,191,800
Sealed Air Corp. (c) 6.875% 7/15/33	2,334,000	2,158,950

		3,350,750

Pharmaceuticals — 1.0%
Warner Chilcott Corp. LLC 7.750% 9/15/18	2,225,000	2,414,125

Retail — 2.6%
Landry’s, Inc. (c) 9.375% 5/01/20	1,850,000	1,951,750
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (c) 7.500% 8/01/18	1,210,000	1,225,125
The Pantry, Inc. 8.375% 8/01/20	1,080,000	1,139,400
Petco Holdings, Inc. (c) 8.500% 10/15/17	1,115,000	1,131,725
Sonic Automotive, Inc. 5.000% 5/15/23	760,000	695,400

		6,143,400

Savings & Loans — 0.0%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (e) 9.750% 4/01/17	1,805,000	18

	Principal Amount	Value
Semiconductors — 1.1%
NXP BV/NXP Funding LLC (c) 5.750% 3/15/23	$1,760,000	$1,742,400
Sensata Technologies BV (c) 4.875% 10/15/23	830,000	771,900

		2,514,300

Software — 1.8%
Audatex North America, Inc. (c) 6.000% 6/15/21	1,150,000	1,173,000
First Data Corp. (c) 7.375% 6/15/19	1,915,000	2,015,538
First Data Corp. (c) 11.750% 8/15/21	1,200,000	1,158,000

		4,346,538

Storage & Warehousing — 1.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	2,595,000	2,685,825

Telecommunications — 5.0%
CommScope Holding Co., Inc. (c) 6.625% 6/01/20	1,670,000	1,661,650
DigitalGlobe, Inc. (c) 5.250% 2/01/21	1,050,000	1,002,750
Frontier Communications Corp. 7.625% 4/15/24	600,000	600,000
Frontier Communications Corp. 9.250% 7/01/21	1,655,000	1,894,975
Lynx II Corp. (c) 6.375% 4/15/23	1,355,000	1,348,225
Sprint Corp. (c) 7.250% 9/15/21	1,460,000	1,474,600
Sprint Corp. (c) 7.875% 9/15/23	2,880,000	2,937,600
Windstream Corp. 7.500% 6/01/22	780,000	778,050

		11,697,850

Transportation — 4.1%
CHC Helicopter SA 9.250% 10/15/20	1,670,000	1,778,550
CHC Helicopter SA 9.375% 6/01/21	2,025,000	2,014,875
The Kenan Advantage Group, Inc. (c) 8.375% 12/15/18	2,525,000	2,648,094
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	1,787,000	1,943,362
Watco Cos. LLC/Watco Finance Corp. (c) 6.375% 4/01/23	1,326,000	1,312,740

		9,697,621

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL CORPORATE DEBT (Cost $216,433,346)		$219,315,513

TOTAL BONDS & NOTES (Cost $220,726,126)		223,733,207

TOTAL LONG-TERM INVESTMENTS (Cost $222,839,717)		224,520,018

SHORT-TERM INVESTMENTS — 6.3%
Time Deposits — 6.3%
Euro Time Deposit 0.010% 10/01/13	$14,889,588	14,889,588

TOTAL SHORT-TERM INVESTMENTS (Cost $14,889,588)		14,889,588

TOTAL INVESTMENTS — 101.5% (Cost $237,729,305) (f)		239,409,606

Other Assets/(Liabilities) — (1.5)%		(3,537,591)

NET ASSETS — 100.0%		$235,872,015

Notes to Portfolio of Investments

(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2013, these securities amounted to a value of $786,811 or 0.33% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $129,659,677 or 54.97% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2013, these securities amounted to a value of $18 or 0.00% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

September 30, 2013

	Principal Amount	Value
BONDS & NOTES — 98.2%

CORPORATE DEBT — 18.1%
Banks — 9.3%
Abbey National Treasury Services PLC/London GBP (a) 4.125% 9/14/17	320,000	$551,108
Cooperatieve Centrale Raiffeisen-Boerenleenbank JPY (a) 1.850% 4/12/17	70,000,000	742,245
Dexia Municipal Agency SA JPY (a) 1.800% 5/09/17	160,000,000	1,667,306
ING Bank NV GBP (a) 5.375% 4/15/21	250,000	457,318
KFW JPY (a) 2.050% 2/16/26	34,000,000	395,387
Rabobank Nederland NV GBP (a) 4.000% 9/10/15	300,000	510,185

		4,323,549

Electric — 1.0%
SSE PLC GBP (a) (b) 8.375% 11/20/28	200,000	464,629

Multi-National — 7.2%
Asian Development Bank JPY (a) 2.350% 6/21/27	100,000,000	1,197,934
European Investment Bank JPY (a) 1.400% 6/20/17	70,000,000	742,761
European Investment Bank EUR (a) 4.000% 10/15/37	400,000	642,626
International Bank for Reconstruction & Development, Class E GBP (a) 5.400% 6/07/21	400,000	782,706

Telecommunications — 0.6%
Deutsche Telekom International Finance BV EUR (a) 4.250% 7/13/22	200,000	303,083

TOTAL CORPORATE DEBT (Cost $9,121,725)		8,457,288

SOVEREIGN DEBT OBLIGATIONS — 80.1%
Agence Francaise de Developpement JPY (a) 1.800% 6/19/15	100,000,000	1,038,581
Belgium Government Bond EUR (a) (b) 4.250% 9/28/21	1,020,000	1,591,033
Canada Housing Trust No 1 CAD (a) (c) 1.850% 12/15/16	875,000	852,965

	Principal Amount	Value
Finland Government Bond EUR (a) (b) 2.750% 7/04/28	500,000	$692,267
France Government Bond OAT EUR (a) 4.500% 4/25/41	560,000	908,161
French Republic EUR (a) 5.750% 10/25/32	700,000	1,300,035
Ireland Government Bond EUR (a) 4.600% 4/18/16	750,000	1,087,632
Italy Buoni Poliennali Del Tesoro EUR (a) 3.500% 6/01/18	570,000	779,530
Italy Buoni Poliennali Del Tesoro EUR (a) (b) 3.750% 8/01/21	1,350,000	1,819,481
Italy Buoni Poliennali Del Tesoro EUR (a) 4.250% 9/01/19	1,120,000	1,567,739
Italy Buoni Poliennali Del Tesoro EUR (a) (b) 4.750% 8/01/23	750,000	1,049,219
Japan Government JPY (a) 0.800% 12/20/22	65,000,000	670,720
Japan Government JPY (a) 1.400% 12/20/32	109,250,000	1,084,546
Japan Government JPY (a) 1.600% 6/20/30	100,000,000	1,055,455
Japan Government JPY (a) 1.700% 6/20/33	193,000,000	2,006,250
Japan Government JPY (a) 2.000% 9/20/41	108,000,000	1,172,939
Kingdom of Spain EUR (a) 3.800% 1/31/17	250,000	352,450
Kingdom of the Netherlands EUR (a) (c) 3.750% 1/15/23	1,100,000	1,702,305
Mexican Bonos MXN (a) 6.000% 6/18/15	12,000,000	950,270
Mexican Bonos MXN (a) 7.250% 12/15/16	5,500,000	456,124
Mexican Bonos MXN (a) 8.000% 12/07/23	15,300,000	1,336,170
Poland Government Bond PLN (a) 0.000% 7/25/14	3,100,000	971,539
Poland Government Bond PLN (a) 0.000% 1/25/16	5,800,000	1,725,968
Province of Alberta Canada CAD (a) 1.750% 6/15/17	600,000	579,461
Province of British Columbia CAD (a) 3.700% 12/18/20	650,000	666,849
Province of Ontario Canada JPY (a) 1.650% 6/08/20	100,000,000	1,079,696

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Province of Ontario Canada CAD (a) 3.150% 9/08/15	300,000	$301,051
Queensland Treasury Corp. AUD (a) 6.000% 9/14/17	1,000,000	1,023,335
Queensland Treasury Corp. AUD (a) 6.250% 6/14/19	720,000	756,987
Republic of Austria EUR (a) (c) 3.500% 9/15/21	1,000,000	1,522,904
Spain Government Bond EUR (a) 3.750% 10/31/15	1,320,000	1,852,032
Spain Government Bond EUR (a) 4.100% 7/30/18	300,000	426,493
Sweden Government Bond SEK (a) 3.000% 7/12/16	4,200,000	682,743
United Kingdom Gilt GBP (a) (b) 4.500% 9/07/34	710,000	1,346,044
Western Australian Treasury Corp. AUD (a) 8.000% 7/15/17	900,000	974,939

		37,383,913

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $37,974,720)		37,383,913

TOTAL BONDS & NOTES (Cost $47,096,445)		45,841,201

TOTAL LONG-TERM INVESTMENTS (Cost $47,096,445)		45,841,201

SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (d)	$234,594	234,594

TOTAL SHORT-TERM INVESTMENTS (Cost $234,594)		234,594

TOTAL INVESTMENTS — 98.7% (Cost $47,331,039) (e)		46,075,795

Other Assets/(Liabilities) — 1.3%		613,482

NET ASSETS — 100.0%		$46,689,277

Notes to Portfolio of Investments

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
OAT	Obligations Assimilables du Tresor
PLN	Polish Zloty
SEK	Swedish Krona
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2013, these securities amounted to a value of $6,962,673 or 14.91% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $4,078,174 or 8.73% of net assets.
(d)	Maturity value of $234,594. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 8/15/29, and an aggregate market value, including accrued interest, of $240,370.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 53.2%

COMMON STOCK — 53.1%
Basic Materials — 1.3%
Chemicals — 0.9%
Air Products & Chemicals, Inc.	440	$46,891
Airgas, Inc.	93	9,863
CF Industries Holdings, Inc.	315	66,411
The Dow Chemical Co.	8,493	326,131
E.I. du Pont de Nemours & Co.	4,771	279,390
Eastman Chemical Co.	794	61,853
Ecolab, Inc.	224	22,122
International Flavors & Fragrances, Inc.	473	38,928
LyondellBasell Industries NV Class A	3,900	285,597
Monsanto Co.	209	21,813
The Mosaic Co.	1,100	47,322
PPG Industries, Inc.	1,134	189,446
Praxair, Inc.	54	6,491
The Sherwin-Williams Co.	127	23,137
Sigma-Aldrich Corp.	249	21,240

		1,446,635

Forest Products & Paper — 0.1%
International Paper Co.	3,107	139,193
MeadWestvaco Corp.	107	4,107

		143,300

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	19	580
Cliffs Natural Resources, Inc.	7,560	154,980
Nucor Corp.	461	22,598
United States Steel Corp.	2,067	42,560

		220,718

Mining — 0.2%
Alcoa, Inc.	25,546	207,434
Freeport-McMoRan Copper & Gold, Inc.	1,148	37,976
Newmont Mining Corp.	784	22,030
Vulcan Materials Co.	98	5,077

		272,517

		2,083,170

Communications — 5.5%
Advertising — 0.0%
The Interpublic Group of Companies, Inc.	533	9,157
Omnicom Group, Inc.	898	56,969

		66,126

Internet — 1.4%
Akamai Technologies, Inc. (a)	610	31,537
Amazon.com, Inc. (a)	256	80,036

	Number of Shares	Value
eBay, Inc. (a)	465	$25,942
Expedia, Inc.	573	29,676
F5 Networks, Inc. (a)	160	13,722
Google, Inc. Class A (a)	1,024	896,932
Netflix, Inc. (a)	246	76,066
Priceline.com, Inc. (a)	354	357,876
Symantec Corp.	7,679	190,055
TripAdvisor, Inc. (a)	873	66,208
VeriSign, Inc. (a)	4,789	243,712
Yahoo!, Inc. (a)	3,434	113,871

		2,125,633

Media — 2.0%
Cablevision Systems Corp. Class A	2,000	33,680
CBS Corp. Class B	3,770	207,953
Comcast Corp. Class A	21,581	974,382
DIRECTV (a)	3,586	214,263
Discovery Communications, Inc. Series A (a)	200	16,884
Gannett Co., Inc.	2,807	75,200
The McGraw Hill Financial, Inc.	1,809	118,652
News Corp. Class A (a)	1,130	18,148
Scripps Networks Interactive Class A	724	56,552
Time Warner Cable, Inc.	2,768	308,909
Time Warner, Inc.	7,288	479,623
Twenty-First Century Fox Class A	5,621	188,304
Viacom, Inc. Class B	1,690	141,250
The Walt Disney Co.	2,982	192,309
The Washington Post Co. Class B	211	128,995

		3,155,104

Telecommunications — 2.1%
AT&T, Inc.	36,170	1,223,269
CenturyLink, Inc.	3,254	102,111
Cisco Systems, Inc.	33,624	787,474
Corning, Inc.	4,474	65,276
Crown Castle International Corp. (a)	200	14,606
Frontier Communications Corp.	6,170	25,729
Harris Corp.	1,854	109,942
JDS Uniphase Corp. (a)	4	59
Juniper Networks, Inc. (a)	2,348	46,631
Motorola Solutions, Inc.	1,134	67,337
QUALCOMM, Inc.	3,188	214,744
Verizon Communications, Inc.	13,332	622,071
Windstream Corp.	751	6,008

		3,285,257

		8,632,120

Consumer, Cyclical — 5.3%
Airlines — 0.3%
Delta Air Lines, Inc.	12,400	292,516
Southwest Airlines Co.	15,266	222,273

		514,789

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.3%
Nike, Inc. Class B	4,302	$312,497
Ralph Lauren Corp.	180	29,652
VF Corp.	400	79,620

		421,769

Auto Manufacturers — 0.5%
Ford Motor Co.	27,062	456,536
General Motors Co. (a)	6,100	219,417
Paccar, Inc.	1,134	63,118

		739,071

Automotive & Parts — 0.3%
BorgWarner, Inc.	900	91,251
Delphi Automotive PLC	2,700	157,734
The Goodyear Tire & Rubber Co. (a)	6,061	136,069
Johnson Controls, Inc.	4,405	182,808

		567,862

Distribution & Wholesale — 0.1%
Fastenal Co.	370	18,592
Fossil Group, Inc. (a)	390	45,334
Genuine Parts Co.	536	43,357
W.W. Grainger, Inc.	94	24,601

		131,884

Entertainment — 0.1%
International Game Technology	5,110	96,732

Home Builders — 0.0%
D.R. Horton, Inc.	759	14,747
Lennar Corp. Class A	400	14,160
PulteGroup, Inc.	1,574	25,971

		54,878

Home Furnishing — 0.1%
Harman International Industries, Inc.	474	31,393
Whirlpool Corp.	1,014	148,490

		179,883

Housewares — 0.0%
Newell Rubbermaid, Inc.	1,083	29,783

Leisure Time — 0.1%
Carnival Corp.	2,173	70,927
Harley-Davidson, Inc.	308	19,786

		90,713

Lodging — 0.3%
Marriott International, Inc. Class A	813	34,195
Starwood Hotels & Resorts Worldwide, Inc.	2,560	170,112
Wyndham Worldwide Corp.	3,322	202,542
Wynn Resorts Ltd.	459	72,527

		479,376

Retail — 3.1%
Abercrombie & Fitch Co. Class A	1,227	43,399

	Number of Shares	Value
AutoNation, Inc. (a)	120	$6,260
AutoZone, Inc. (a)	226	95,537
Bed Bath & Beyond, Inc. (a)	973	75,271
Best Buy Co., Inc.	10,708	401,550
CarMax, Inc. (a)	1,000	48,470
Chipotle Mexican Grill, Inc. (a)	120	51,444
Coach, Inc.	284	15,486
Costco Wholesale Corp.	1,588	182,810
CVS Caremark Corp.	4,113	233,413
Darden Restaurants, Inc.	173	8,008
Dollar General Corp. (a)	600	33,876
Dollar Tree, Inc. (a)	60	3,430
Family Dollar Stores, Inc.	47	3,385
GameStop Corp. Class A	3,861	191,699
The Gap, Inc.	2,005	80,761
The Home Depot, Inc.	11,110	842,693
J.C. Penney Co., Inc. (a)	4,896	43,183
Kohl’s Corp.	1,261	65,257
L Brands, Inc.	1,060	64,766
Lowe’s Cos., Inc.	10,329	491,764
Macy’s, Inc.	3,540	153,176
McDonald’s Corp.	1,365	131,327
Nordstrom, Inc.	711	39,958
O’Reilly Automotive, Inc. (a)	1,164	148,515
PetSmart, Inc.	400	30,504
PVH Corp.	10	1,187
Ross Stores, Inc.	96	6,989
Staples, Inc.	5,483	80,326
Starbucks Corp.	3,995	307,495
Target Corp.	467	29,879
Tiffany & Co.	711	54,477
The TJX Cos., Inc.	3,240	182,703
Urban Outfitters, Inc. (a)	760	27,945
Wal-Mart Stores, Inc.	5,153	381,116
Walgreen Co.	5,706	306,983
Yum! Brands, Inc.	36	2,570

		4,867,612

Textiles — 0.0%
Cintas Corp.	649	33,229

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	1,647	77,640
Mattel, Inc.	361	15,111

		92,751

		8,300,332

Consumer, Non-cyclical — 12.3%
Agriculture — 0.8%
Altria Group, Inc.	12,241	420,478
Archer-Daniels-Midland Co.	5,326	196,210
Lorillard, Inc.	2,779	124,444
Philip Morris International, Inc.	4,896	423,945
Reynolds American, Inc.	1,044	50,926

		1,216,003

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 1.2%
Brown-Forman Corp. Class B	11	$749
The Coca-Cola Co.	22,024	834,269
Coca-Cola Enterprises, Inc.	1,185	47,649
Constellation Brands, Inc. Class A (a)	422	24,223
Dr. Pepper Snapple Group, Inc.	710	31,822
Molson Coors Brewing Co. Class B	3,936	197,312
Monster Beverage Corp. (a)	400	20,900
PepsiCo, Inc.	8,792	698,964

		1,855,888

Biotechnology — 0.8%
Alexion Pharmaceuticals, Inc. (a)	200	23,232
Amgen, Inc.	3,915	438,245
Biogen Idec, Inc. (a)	634	152,642
Celgene Corp. (a)	3,489	537,062
Life Technologies Corp. (a)	871	65,177
Regeneron Pharmaceuticals, Inc. (a)	110	34,415

		1,250,773

Commercial Services — 1.2%
The ADT Corp.	650	26,429
Automatic Data Processing, Inc.	2,221	160,756
Equifax, Inc.	836	50,035
H&R Block, Inc.	8,142	217,066
Iron Mountain, Inc.	869	23,480
MasterCard, Inc. Class A	385	259,020
McKesson Corp.	2,791	358,085
Moody’s Corp.	1,435	100,924
Paychex, Inc.	813	33,040
Quanta Services, Inc. (a)	1,324	36,423
Robert Half International, Inc.	335	13,075
Total System Services, Inc.	7,521	221,268
Visa, Inc. Class A	1,260	240,786
Western Union Co.	11,707	218,453

		1,958,840

Cosmetics & Personal Care — 0.9%
Avon Products, Inc.	4,209	86,705
Colgate-Palmolive Co.	4,206	249,416
The Estee Lauder Cos., Inc. Class A	296	20,690
The Procter & Gamble Co.	15,033	1,136,345

		1,493,156

Foods — 1.1%
Campbell Soup Co.	1,065	43,356
ConAgra Foods, Inc.	384	11,651
General Mills, Inc.	3,194	153,056
The Hershey Co.	919	85,007
Hormel Foods Corp.	1,094	46,079
The J.M. Smucker Co.	394	41,386
Kellogg Co.	435	25,547
Kraft Foods Group, Inc.	3,973	208,344
The Kroger Co.	6,234	251,480
McCormick & Co., Inc.	73	4,723

	Number of Shares	Value
Mondelez International, Inc. Class A	7,521	$236,310
Safeway, Inc.	2,521	80,647
Sysco Corp.	1,466	46,663
Tyson Foods, Inc. Class A	15,320	433,250
Whole Foods Market, Inc.	472	27,612

		1,695,111

Health Care – Products — 2.0%
Baxter International, Inc.	3,522	231,360
Becton, Dickinson & Co.	1,202	120,224
Boston Scientific Corp. (a)	9,621	112,951
C.R. Bard, Inc.	544	62,669
CareFusion Corp. (a)	5,448	201,031
Covidien PLC	2,600	158,444
Intuitive Surgical, Inc. (a)	14	5,268
Johnson & Johnson	15,999	1,386,953
Medtronic, Inc.	9,969	530,849
St. Jude Medical, Inc.	1,998	107,173
Stryker Corp.	1,459	98,614
Varian Medical Systems, Inc. (a)	274	20,476
Zimmer Holdings, Inc.	1,224	100,539

		3,136,551

Health Care – Services — 0.9%
Aetna, Inc.	3,672	235,081
Cigna Corp.	3,159	242,801
DaVita HealthCare Partners, Inc. (a)	746	42,447
Humana, Inc.	1,355	126,462
Laboratory Corporation of America Holdings (a)	161	15,962
Quest Diagnostics, Inc.	735	45,416
Tenet Healthcare Corp. (a)	229	9,433
Thermo Fisher Scientific, Inc.	2,198	202,546
UnitedHealth Group, Inc.	5,081	363,850
WellPoint, Inc.	2,758	230,596

		1,514,594

Household Products — 0.3%
Avery Dennison Corp.	5,482	238,577
Beam, Inc.	173	11,184
The Clorox Co.	447	36,529
Kimberly-Clark Corp.	1,950	183,729

		470,019

Pharmaceuticals — 3.1%
Abbott Laboratories	13,804	458,155
AbbVie, Inc.	15,304	684,548
Actavis, Inc. (a)	1	144
Allergan, Inc.	1,061	95,968
AmerisourceBergen Corp.	1,960	119,756
Bristol-Myers Squibb Co.	2,312	106,999
Cardinal Health, Inc.	2,555	133,243
DENTSPLY International, Inc.	161	6,989
Eli Lilly & Co.	9,807	493,586
Express Scripts Holding Co. (a)	4,245	262,256

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Forest Laboratories, Inc. (a)	734	$31,408
Gilead Sciences, Inc. (a)	2,252	141,516
Hospira, Inc. (a)	1,824	71,537
Mead Johnson Nutrition Co.	724	53,764
Merck & Co., Inc.	14,729	701,248
Mylan, Inc. (a)	1,359	51,873
Patterson Cos., Inc.	661	26,572
Perrigo Co.	40	4,935
Pfizer, Inc.	49,722	1,427,519
Zoetis, Inc.	10	311

		4,872,327

		19,463,262

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	2,236	60,909

Energy — 5.0%
Coal — 0.1%
CONSOL Energy, Inc.	257	8,648
Peabody Energy Corp.	4,959	85,543

		94,191

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	2,700	108,567

Oil & Gas — 4.1%
Anadarko Petroleum Corp.	4,517	420,036
Apache Corp.	1,458	124,134
Cabot Oil & Gas Corp.	192	7,165
Chesapeake Energy Corp.	3,298	85,352
Chevron Corp.	9,850	1,196,775
ConocoPhillips	7,110	494,216
Denbury Resources, Inc. (a)	1,785	32,862
Devon Energy Corp.	2,217	128,054
Diamond Offshore Drilling, Inc.	585	36,457
Ensco PLC Class A	1,100	59,125
EOG Resources, Inc.	1,071	181,299
EQT Corp.	69	6,122
Exxon Mobil Corp.	22,529	1,938,395
Helmerich & Payne, Inc.	3,640	250,978
Hess Corp.	1,747	135,113
Marathon Oil Corp.	4,085	142,485
Marathon Petroleum Corp.	4,542	292,141
Murphy Oil Corp.	3,022	182,287
Nabors Industries Ltd.	4,499	72,254
Newfield Exploration Co. (a)	400	10,948
Noble Corp.	1,400	52,878
Noble Energy, Inc.	1,266	84,835
Occidental Petroleum Corp.	1,230	115,054
Phillips 66	4,305	248,915
Pioneer Natural Resources Co.	3	566
QEP Resources, Inc.	98	2,714
Range Resources Corp.	99	7,513
Rowan Cos. PLC Class A (a)	1,009	37,051

	Number of Shares	Value
Southwestern Energy Co. (a)	100	$3,638
Tesoro Corp.	486	21,374
Valero Energy Corp.	5,010	171,092
WPX Energy, Inc. (a)	677	13,039

		6,554,867

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	1,374	67,463
Cameron International Corp. (a)	37	2,160
FMC Technologies, Inc. (a)	72	3,990
Halliburton Co.	7,371	354,914
National Oilwell Varco, Inc.	409	31,947
Schlumberger Ltd.	6,895	609,242

		1,069,716

Pipelines — 0.0%
Kinder Morgan, Inc.	960	34,147
ONEOK, Inc.	300	15,996
Spectra Energy Corp.	271	9,276
The Williams Cos., Inc.	333	12,108

		71,527

		7,898,868

Financial — 9.7%
Banks — 2.9%
Bank of America Corp.	80,442	1,110,100
Bank of New York Mellon Corp.	5,995	180,989
BB&T Corp.	3,812	128,655
Capital One Financial Corp.	4,975	341,981
Comerica, Inc.	1,024	40,253
Fifth Third Bancorp	9,721	175,367
Huntington Bancshares, Inc.	8,710	71,945
KeyCorp	6,872	78,341
M&T Bank Corp.	861	96,363
Northern Trust Corp.	661	35,952
PNC Financial Services Group, Inc.	4,645	336,530
Regions Financial Corp.	6,543	60,588
State Street Corp.	4,485	294,889
SunTrust Banks, Inc.	3,200	103,744
U.S. Bancorp	6,829	249,805
Wells Fargo & Co.	28,564	1,180,264
Zions Bancorp	2,049	56,184

		4,541,950

Diversified Financial — 3.1%
American Express Co.	4,488	338,934
Ameriprise Financial, Inc.	2,195	199,921
BlackRock, Inc.	590	159,666
The Charles Schwab Corp.	3,222	68,113
Citigroup, Inc.	23,484	1,139,209
CME Group, Inc.	555	41,003
Discover Financial Services	2,995	151,367
E*TRADE Financial Corp. (a)	3,993	65,884
Franklin Resources, Inc.	1,548	78,251

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Goldman Sachs Group, Inc.	3,738	$591,389
IntercontinentalExchange, Inc. (a)	14	2,540
Invesco Ltd.	2,123	67,724
JP Morgan Chase & Co.	22,965	1,187,061
Legg Mason, Inc.	1,747	58,420
Morgan Stanley	7,796	210,102
The NASDAQ OMX Group, Inc.	622	19,960
NYSE Euronext	3,436	144,243
SLM Corp.	12,318	306,718
T. Rowe Price Group, Inc.	586	42,151

		4,872,656

Insurance — 3.4%
ACE Ltd.	2,600	243,256
Aflac, Inc.	2,245	139,168
The Allstate Corp.	2,886	145,887
American International Group, Inc.	12,911	627,862
Aon PLC	1,136	84,564
Assurant, Inc.	6,210	335,961
Berkshire Hathaway, Inc. Class B (a)	12,823	1,455,539
The Chubb Corp.	1,664	148,529
Cincinnati Financial Corp.	1,224	57,724
Genworth Financial, Inc. Class A (a)	9,155	117,092
The Hartford Financial Services Group, Inc.	6,290	195,745
Lincoln National Corp.	5,658	237,579
Loews Corp.	934	43,655
Marsh & McLennan Cos., Inc.	1,930	84,051
MetLife, Inc.	8,229	386,352
Principal Financial Group, Inc.	3,535	151,369
The Progressive Corp.	2,734	74,447
Prudential Financial, Inc.	3,735	291,255
Torchmark Corp.	520	37,622
The Travelers Cos., Inc.	3,063	259,650
Unum Group	4,935	150,221
XL Group PLC	5,497	169,418

		5,436,946

Real Estate — 0.0%
CBRE Group, Inc. (a)	1,098	25,397

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp.	198	14,678
Apartment Investment & Management Co. Class A	1,064	29,728
AvalonBay Communities, Inc.	164	20,843
Boston Properties, Inc.	347	37,094
Equity Residential	1	54
HCP, Inc.	576	23,587
Health Care REIT, Inc.	274	17,092
Host Hotels & Resorts, Inc.	1,730	30,569
Kimco Realty Corp.	1,410	28,454
The Macerich Co.	400	22,576
Plum Creek Timber Co., Inc.	673	31,517
Prologis, Inc.	1,016	38,222

	Number of Shares	Value
Public Storage	37	$5,940
Simon Property Group, Inc.	224	33,204
Ventas, Inc.	636	39,114
Vornado Realty Trust	165	13,870
Weyerhaeuser Co.	1,277	36,560

		423,102

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	1,335	12,082
People’s United Financial, Inc.	1,059	15,228

		27,310

		15,327,361

Industrial — 5.4%
Aerospace & Defense — 1.3%
The Boeing Co.	4,126	484,805
General Dynamics Corp.	2,648	231,753
L-3 Communications Holdings, Inc.	1,944	183,708
Lockheed Martin Corp.	1,581	201,656
Northrop Grumman Corp.	2,623	249,867
Raytheon Co.	3,196	246,316
Rockwell Collins, Inc.	457	31,012
United Technologies Corp.	3,902	420,714

		2,049,831

Building Materials — 0.0%
Masco Corp.	3,094	65,840

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	1,000	46,020
Emerson Electric Co.	3,543	229,232
Molex, Inc.	109	4,199

		279,451

Electronics — 0.4%
Agilent Technologies, Inc.	1,773	90,866
Amphenol Corp. Class A	536	41,476
FLIR Systems, Inc.	3,535	110,999
Garmin Ltd.	200	9,038
Jabil Circuit, Inc.	11,102	240,691
PerkinElmer, Inc.	224	8,456
TE Connectivity Ltd.	3,200	165,696
Waters Corp. (a)	60	6,373

		673,595

Engineering & Construction — 0.2%
Fluor Corp.	1,147	81,391
Jacobs Engineering Group, Inc. (a)	3,324	193,391

		274,782

Environmental Controls — 0.1%
Republic Services, Inc.	587	19,582
Stericycle, Inc. (a)	87	10,040
Waste Management, Inc.	1,545	63,716

		93,338

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.0%
Snap-on, Inc.	85	$8,457
Stanley Black & Decker, Inc.	242	21,918

		30,375

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	1,630	135,893
Ingersoll-Rand PLC	1,800	116,892
Joy Global, Inc.	2,600	132,704

		385,489

Machinery – Diversified — 0.3%
Cummins, Inc.	1,243	165,157
Deere & Co.	1,581	128,678
Flowserve Corp.	891	55,589
Rockwell Automation, Inc.	936	100,096
Roper Industries, Inc.	524	69,624
Xylem, Inc.	701	19,579

		538,723

Manufacturing — 1.8%
3M Co.	1,465	174,936
Danaher Corp.	3,172	219,883
Dover Corp.	2,603	233,827
Eaton Corp. PLC	682	46,949
General Electric Co.	55,286	1,320,783
Honeywell International, Inc.	4,375	363,300
Illinois Tool Works, Inc.	2,460	187,624
Leggett & Platt, Inc.	795	23,969
Pall Corp.	461	35,515
Parker Hannifin Corp.	660	71,755
Pentair Ltd.	119	7,728
Textron, Inc.	1,185	32,718
Tyco International Ltd.	1,400	48,972

		2,767,959

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	39	8,862

Packaging & Containers — 0.2%
Ball Corp.	720	32,314
Bemis Co., Inc.	1,177	45,915
Owens-Illinois, Inc. (a)	3,022	90,720
Sealed Air Corp.	5,947	161,699

		330,648

Transportation — 0.6%
C.H. Robinson Worldwide, Inc.	54	3,216
CSX Corp.	7,273	187,207
Expeditors International of Washington, Inc.	84	3,701
FedEx Corp.	2,026	231,187
Norfolk Southern Corp.	73	5,647
Ryder System, Inc.	1,174	70,088
Union Pacific Corp.	2,840	441,166

	Number of Shares	Value
United Parcel Service, Inc. Class B	115	$10,507

		952,719

		8,451,612

Technology — 7.0%
Computers — 3.3%
Accenture PLC Class A	3,200	235,648
Apple, Inc.	4,088	1,948,954
Cognizant Technology Solutions Corp. Class A (a)	59	4,845
Computer Sciences Corp.	7,475	386,756
Dell, Inc.	15,594	214,729
EMC Corp.	10,153	259,511
Hewlett-Packard Co.	17,963	376,864
International Business Machines Corp.	5,100	944,418
NetApp, Inc.	5,209	222,008
SanDisk Corp.	2,550	151,751
Seagate Technology PLC	2,400	104,976
Teradata Corp. (a)	198	10,977
Western Digital Corp.	4,831	306,285

		5,167,722

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	11,399	207,348
Xerox Corp.	23,173	238,450

		445,798

Semiconductors — 1.2%
Altera Corp.	197	7,321
Analog Devices, Inc.	1,459	68,646
Applied Materials, Inc.	2,167	38,009
Broadcom Corp. Class A	1,824	47,442
Intel Corp.	26,711	612,216
KLA-Tencor Corp.	1,198	72,898
Lam Research Corp. (a)	3,863	197,747
Linear Technology Corp.	4,081	161,852
LSI Corp.	6,226	48,687
Microchip Technology, Inc.	724	29,170
Micron Technology, Inc. (a)	5,933	103,650
NVIDIA Corp.	4,285	66,675
Teradyne, Inc. (a)	80	1,322
Texas Instruments, Inc.	8,345	336,053
Xilinx, Inc.	2,661	124,694

		1,916,382

Software — 2.2%
Adobe Systems, Inc. (a)	705	36,618
Autodesk, Inc. (a)	547	22,520
CA, Inc.	7,085	210,212
Cerner Corp. (a)	200	10,510
Citrix Systems, Inc. (a)	545	38,482
The Dun & Bradstreet Corp.	2,239	232,520
Electronic Arts, Inc. (a)	3,386	86,512
Fidelity National Information Services, Inc.	2,060	95,666

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fiserv, Inc. (a)	347	$35,064
Intuit, Inc.	1,089	72,212
Leidos Holdings, Inc.	5,797	263,857
Microsoft Corp.	38,741	1,290,463
Oracle Corp.	28,388	941,630
Red Hat, Inc. (a)	724	33,405
Salesforce.com, Inc. (a)	80	4,153
Science Applications International Corp. (a)	3,312	111,790

		3,485,614

		11,015,516

Utilities — 1.6%
Electric — 1.5%
The AES Corp.	19,977	265,494
Ameren Corp.	972	33,864
American Electric Power Co., Inc.	2,096	90,862
CenterPoint Energy, Inc.	2,135	51,176
CMS Energy Corp.	2,610	68,695
Consolidated Edison, Inc.	1,609	88,720
Dominion Resources, Inc.	1,062	66,354
DTE Energy Co.	1,112	73,370
Duke Energy Corp.	2,086	139,303
Edison International	2,134	98,292
Entergy Corp.	411	25,971
Exelon Corp.	5,923	175,558
FirstEnergy Corp.	2,966	108,111
Integrys Energy Group, Inc.	261	14,587
NextEra Energy, Inc.	2,736	219,318
Northeast Utilities	1,622	66,908
NRG Energy, Inc.	1,720	47,008
Pepco Holdings, Inc.	998	18,423
PG&E Corp.	3,223	131,885
Pinnacle West Capital Corp.	950	52,003
PPL Corp.	3,984	121,034
Public Service Enterprise Group, Inc.	3,709	122,137
SCANA Corp.	772	35,543
The Southern Co.	4,334	178,474
TECO Energy, Inc.	798	13,199
Wisconsin Energy Corp.	1,096	44,256
Xcel Energy, Inc.	2,345	64,745

		2,415,290

Gas — 0.1%
AGL Resources, Inc.	1,116	51,370
NiSource, Inc.	172	5,313
Sempra Energy	602	51,531

		108,214

		2,523,504

TOTAL COMMON STOCK (Cost $76,632,576)		83,756,654

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Osh 1 Liquidating Corp. (a) 12/31/49	5	$—

Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	5,000	116,000

TOTAL PREFERRED STOCK (Cost $125,012)		116,000

TOTAL EQUITIES (Cost $76,757,588)		83,872,654

	Principal Amount
BONDS & NOTES — 31.1%

CORPORATE DEBT — 13.7%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$90,000	95,938
WPP Finance 2010 4.750% 11/21/21	20,000	20,615

		116,553

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	50,000	57,489
Exelis, Inc. 4.250% 10/01/16	70,000	73,567
L-3 Communications Corp. 4.750% 7/15/20	5,000	5,236
United Technologies Corp. 6.125% 7/15/38	15,000	18,054

		154,346

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	35,000	32,055
Altria Group, Inc. 4.250% 8/09/42	20,000	16,650
Bunge Ltd. Finance Corp. 3.200% 6/15/17	45,000	46,607
Philip Morris International, Inc. 6.375% 5/16/38	5,000	5,942

		101,254

Auto Manufacturers — 0.3%
General Motors Co. (b) 3.500% 10/02/18	50,000	49,875
Oshkosh Corp. 8.500% 3/01/20	277,000	305,392

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Treasury AB (b) 5.950% 4/01/15	$100,000	$106,730

		461,997

Automotive & Parts — 0.0%
Lear Corp. 8.125% 3/15/20	53,000	58,035

Banks — 1.0%
Associated Banc-Corp. 5.125% 3/28/16	75,000	80,980
Bank of America Corp. 3.625% 3/17/16	55,000	57,843
Bank of America Corp. 4.500% 4/01/15	35,000	36,757
Bank of America Corp. 5.875% 2/07/42	40,000	44,411
Bank of America Corp. Series L 5.650% 5/01/18	60,000	67,711
Capital One Financial Corp. 2.125% 7/15/14	30,000	30,333
Capital One Financial Corp. 7.375% 5/23/14	35,000	36,490
Credit Suisse AG 5.400% 1/14/20	70,000	76,622
Credit Suisse New York 5.500% 5/01/14	35,000	36,034
Discover Bank 2.000% 2/21/18	45,000	43,998
Export-Import Bank of Korea 1.750% 2/27/18	10,000	9,730
First Horizon National Corp. 5.375% 12/15/15	109,000	117,797
FirstMerit Corp. 4.350% 2/04/23	15,000	14,810
ICICI Bank Ltd. (b) 4.700% 2/21/18	200,000	198,899
ICICI Bank Ltd. (b) 4.750% 11/25/16	59,000	60,075
ICICI Bank Ltd. (b) 5.500% 3/25/15	94,000	97,448
JPMorgan Chase & Co. 3.375% 5/01/23	10,000	9,069
KFW 2.125% 1/17/23	135,000	126,265
Regions Bank/Birmingham AL 7.500% 5/15/18	30,000	35,283
Regions Financial Corp. 5.750% 6/15/15	50,000	53,575
The Toronto-Dominion Bank 2.375% 10/19/16	60,000	62,058
UBS AG 5.750% 4/25/18	55,000	63,455
Valley National Bancorp 5.125% 9/27/23	45,000	44,994

	Principal Amount	Value
Wachovia Corp. 5.750% 6/15/17	$5,000	$5,750
Wells Fargo & Co. 3.450% 2/13/23	70,000	65,517
Wells Fargo & Co. 3.625% 4/15/15	40,000	41,741
Zions Bancorp. 6.000% 9/15/15	30,000	32,103

		1,549,748

Beverages — 0.1%
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	15,000	13,346
Molson Coors Brewing Co. 5.000% 5/01/42	15,000	14,617
Pernod Ricard SA (b) 2.950% 1/15/17	150,000	155,621

		183,584

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	45,000	43,684

Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	50,000	60,864
Lafarge SA (b) 6.200% 7/09/15	125,000	132,187
Owens Corning, Inc. 6.500% 12/01/16	40,000	44,646
Owens Corning, Inc. 9.000% 6/15/19	10,000	12,161

		249,858

Chemicals — 0.5%
Ashland, Inc. 3.000% 3/15/16	105,000	106,313
Ashland, Inc. 6.875% 5/15/43	45,000	43,200
Cabot Corp. 5.000% 10/01/16	75,000	81,911
CF Industries, Inc. 3.450% 6/01/23	14,000	12,975
Cytec Industries, Inc. 3.500% 4/01/23	10,000	9,295
Cytec Industries, Inc. 8.950% 7/01/17	15,000	17,850
The Dow Chemical Co. 8.550% 5/15/19	15,000	19,131
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	5,000	5,913
Ecolab, Inc. 4.350% 12/08/21	15,000	15,804
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	25,000	27,442

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Incitec Pivot Ltd. (b) 4.000% 12/07/15	$75,000	$77,976
LYB International Finance BV 4.000% 7/15/23	200,000	198,277
Methanex Corp. 5.250% 3/01/22	5,000	5,186
NOVA Chemicals Corp. 8.625% 11/01/19	25,000	27,625
RPM International, Inc. 3.450% 11/15/22	50,000	46,759
RPM International, Inc. 6.125% 10/15/19	50,000	56,938
RPM International, Inc. 6.250% 12/15/13	70,000	70,656
Valspar Corp. 7.250% 6/15/19	25,000	30,106

		853,357

Commercial Services — 0.3%
The ADT Corp. 2.250% 7/15/17	65,000	62,077
Brambles USA, Inc. (b) 3.950% 4/01/15	55,000	56,964
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	8,000	8,460
ERAC USA Finance Co. (b) 6.700% 6/01/34	35,000	39,573
ERAC USA Finance LLC (b) 2.800% 11/01/18	15,000	15,106
ERAC USA Finance LLC (b) 3.300% 10/15/22	25,000	23,762
The Western Union Co. 5.930% 10/01/16	290,000	322,931

		528,873

Computers — 0.2%
Apple, Inc. 1.000% 5/03/18	75,000	72,244
Apple, Inc. 2.400% 5/03/23	50,000	45,259
Apple, Inc. 3.850% 5/04/43	25,000	20,949
Brocade Communications Systems, Inc. 6.875% 1/15/20	5,000	5,400
EMC Corp. 3.375% 6/01/23	67,000	65,471
Hewlett-Packard Co. 2.200% 12/01/15	50,000	50,843
International Business Machines Corp. 5.600% 11/30/39	30,000	34,029

		294,195

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 5.000% 3/15/23	30,000	30,185

	Principal Amount	Value
The Procter & Gamble Co. 5.800% 8/15/34	$10,000	$11,865

		42,050

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	15,000	14,833

Diversified Financial — 1.8%
American Express Co. 6.150% 8/28/17	50,000	58,294
American Express Co. 8.125% 5/20/19	30,000	38,995
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	71,865
BlackRock, Inc. 5.000% 12/10/19	20,000	22,690
BlackRock, Inc. 6.250% 9/15/17	45,000	52,678
Citigroup, Inc. 5.375% 8/09/20	50,000	55,931
Citigroup, Inc. 5.500% 10/15/14	18,000	18,862
Citigroup, Inc. 5.500% 2/15/17	115,000	125,915
Citigroup, Inc. 5.875% 5/29/37	5,000	5,469
Citigroup, Inc. 5.875% 1/30/42	20,000	22,237
Citigroup, Inc. 6.375% 8/12/14	41,000	42,981
Citigroup, Inc. 8.125% 7/15/39	15,000	20,832
Citigroup, Inc. 8.500% 5/22/19	30,000	38,317
CNH Capital LLC 3.875% 11/01/15	70,000	72,100
CNH Capital LLC 6.250% 11/01/16	45,000	49,500
Eaton Vance Corp. 3.625% 6/15/23	21,000	20,359
Eaton Vance Corp. 6.500% 10/02/17	4,000	4,612
Ford Motor Credit Co. LLC 2.750% 5/15/15	15,000	15,343
Ford Motor Credit Co. LLC 3.875% 1/15/15	245,000	253,399
Ford Motor Credit Co. LLC 8.700% 10/01/14	25,000	26,857
General Electric Capital Corp. 1.600% 11/20/17	60,000	59,620
General Electric Capital Corp. 5.625% 5/01/18	25,000	28,686
General Electric Capital Corp. 6.000% 8/07/19	30,000	34,913

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 6.875% 1/10/39	$55,000	$67,405
General Motors Financial Co., Inc. (b) 2.750% 5/15/16	35,000	34,913
The Goldman Sachs Group, Inc. 1.600% 11/23/15	55,000	55,399
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	49,568
The Goldman Sachs Group, Inc. 5.625% 1/15/17	35,000	38,554
The Goldman Sachs Group, Inc. 5.750% 1/24/22	40,000	44,346
The Goldman Sachs Group, Inc. 6.150% 4/01/18	20,000	22,875
The Goldman Sachs Group, Inc. 6.345% 2/15/34	20,000	19,362
HSBC Finance Corp. 6.676% 1/15/21	30,000	34,259
Hyundai Capital America (b) 1.625% 10/02/15	30,000	30,048
Hyundai Capital America (b) 2.875% 8/09/18	30,000	30,251
International Lease Finance Corp. 3.875% 4/15/18	55,000	53,144
International Lease Finance Corp. 5.750% 5/15/16	191,000	202,514
Janus Capital Group, Inc. 6.700% 6/15/17	50,000	55,873
JP Morgan Chase & Co. 4.500% 1/24/22	40,000	41,724
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	76,570
JP Morgan Chase & Co. 5.600% 7/15/41	95,000	102,423
JPMorgan Chase & Co. 3.450% 3/01/16	85,000	89,502
Lazard Group LLC 6.850% 6/15/17	75,000	85,010
Lazard Group LLC 7.125% 5/15/15	95,000	102,824
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	25,000	24,842
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	24,764
Morgan Stanley 3.800% 4/29/16	30,000	31,576
Morgan Stanley 4.200% 11/20/14	130,000	134,492
Morgan Stanley 5.450% 1/09/17	60,000	66,073
Morgan Stanley 5.625% 9/23/19	50,000	55,796

	Principal Amount	Value
Morgan Stanley 5.750% 1/25/21	$20,000	$22,202
TD Ameritrade Holding Corp. 4.150% 12/01/14	15,000	15,609

		2,752,373

Electric — 0.9%
The AES Corp. 7.750% 10/15/15	15,000	16,650
Ameren Corp. 8.875% 5/15/14	95,000	99,560
CMS Energy Corp. 5.050% 2/15/18	80,000	88,598
CMS Energy Corp. 6.875% 12/15/15	10,000	11,141
Florida Power & Light Co. 4.950% 6/01/35	25,000	26,610
Georgia Power Co. 4.300% 3/15/42	10,000	9,011
IPALCO Enterprises, Inc. 5.000% 5/01/18	75,000	77,813
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	303,000	333,300
Kansas Gas & Electric Co. 5.647% 3/29/21	55,283	59,001
LG&E and KU Energy LLC 4.375% 10/01/21	60,000	62,161
MidAmerican Energy Holdings Co. 5.950% 5/15/37	70,000	77,679
National Fuel Gas Co. 3.750% 3/01/23	20,000	19,220
Nevada Power Co. Series N 6.650% 4/01/36	20,000	24,733
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	35,000	32,573
NiSource Finance Corp. 4.800% 2/15/44	45,000	40,300
NiSource Finance Corp. 5.800% 2/01/42	40,000	41,452
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	5,990
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	19,604
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	27,116
PPL Capital Funding, Inc. 1.900% 6/01/18	15,000	14,723
Puget Energy, Inc. 6.500% 12/15/20	59,000	65,989
Southern California Edison Co. 5.950% 2/01/38	20,000	23,464
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	45,000	43,879

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	$23,403	$23,778
Transelec SA (b) 4.625% 7/26/23	25,000	23,780
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	53,257	58,088
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	36,992
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	56,505

		1,419,710

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	130,000	136,012

Electronics — 0.3%
Agilent Technologies, Inc. 3.875% 7/15/23	37,000	35,933
Amphenol Corp. 4.000% 2/01/22	20,000	19,835
Arrow Electronics, Inc. 6.000% 4/01/20	45,000	48,983
Avnet, Inc. 4.875% 12/01/22	23,000	23,181
Jabil Circuit, Inc. 7.750% 7/15/16	285,000	322,763
PerkinElmer, Inc. 5.000% 11/15/21	30,000	30,970

		481,665

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	25,000	25,966

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	30,000	31,947
Republic Services, Inc. 5.250% 11/15/21	5,000	5,485

		37,432

Foods — 0.4%
ConAgra Foods, Inc. (b) 4.950% 8/15/20	30,000	31,663
ConAgra Foods, Inc. (b) 6.625% 8/15/39	15,000	17,377
ConAgra Foods, Inc. 7.000% 4/15/19	40,000	48,012
Delhaize Group 6.500% 6/15/17	45,000	50,998
Ingredion Inc 1.800% 9/25/17	150,000	147,898
Kraft Foods, Inc. 4.125% 2/09/16	60,000	64,063

	Principal Amount	Value
Kraft Foods, Inc. 6.500% 2/09/40	$20,000	$23,475
TreeHouse Foods, Inc. 7.750% 3/01/18	75,000	79,312
Tyson Foods, Inc. 4.500% 6/15/22	30,000	31,138
Tyson Foods, Inc. 6.600% 4/01/16	45,000	50,452

		544,388

Forest Products & Paper — 0.1%
International Paper Co. 4.750% 2/15/22	20,000	21,063
International Paper Co. 7.300% 11/15/39	25,000	30,508
International Paper Co. 9.375% 5/15/19	15,000	19,781
The Mead Corp. 7.550% 3/01/47	50,000	50,845
Plum Creek Timberlands LP 3.250% 3/15/23	35,000	31,998

		154,195

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	10,000	9,382

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	35,000	40,028
Hospira, Inc. 5.200% 8/12/20	35,000	35,609
Johnson & Johnson 5.850% 7/15/38	10,000	12,000

		87,637

Health Care – Services — 0.1%
Cigna Corp. 2.750% 11/15/16	40,000	41,549
Cigna Corp. 5.125% 6/15/20	20,000	22,042
HCA, Inc. 8.500% 4/15/19	30,000	32,250
Howard Hughes Medical Institute 3.500% 9/01/23	35,000	34,918
Kaiser Foundation Hospitals 3.500% 4/01/22	15,000	14,658
Roche Holdings, Inc. (b) 6.000% 3/01/19	14,000	16,637
Roche Holdings, Inc. (b) 7.000% 3/01/39	5,000	6,603
UnitedHealth Group, Inc. 6.875% 2/15/38	45,000	56,494

		225,151

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	$45,000	$50,412

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	20,000	19,354
Whirlpool Corp. 5.150% 3/01/43	10,000	9,588
Whirlpool Corp. 8.600% 5/01/14	20,000	20,894

		49,836

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	15,000	14,134
Church & Dwight Co., Inc. 3.350% 12/15/15	30,000	31,180

		45,314

Housewares — 0.0%
Newell Rubbermaid, Inc. 2.050% 12/01/17	15,000	14,834
Toro Co. 7.800% 6/15/27	40,000	48,262

		63,096

Insurance — 0.9%
Aflac, Inc. 3.625% 6/15/23	52,000	50,781
Aflac, Inc. 8.500% 5/15/19	25,000	32,313
The Allstate Corp. 5.550% 5/09/35	30,000	33,340
The Allstate Corp. VRN 5.750% 8/15/53	40,000	39,000
The Allstate Corp. 7.450% 5/16/19	10,000	12,652
American International Group, Inc. 3.000% 3/20/15	50,000	51,461
The Chubb Corp. VRN 6.375% 3/29/67	47,000	50,408
CNA Financial Corp. 7.350% 11/15/19	40,000	48,683
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	60,000	62,508
ING US, Inc. 5.500% 7/15/22	30,000	32,296
ING US, Inc. VRN 5.650% 5/15/53	45,000	41,137
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	21,000	20,481
Lincoln National Corp. 4.300% 6/15/15	20,000	21,084

	Principal Amount	Value
Lincoln National Corp. 8.750% 7/01/19	$50,000	$64,788
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	45,000	48,636
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	50,000	53,999
MetLife Capital Trust IV (b) 7.875% 12/15/67	70,000	78,750
MetLife, Inc. Series A 6.817% 8/15/18	10,000	12,099
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	38,885
The Progressive Corp. VRN 6.700% 6/15/67	75,000	80,250
Prudential Financial, Inc. 3.875% 1/14/15	45,000	46,774
Prudential Financial, Inc. 4.500% 11/15/20	25,000	26,860
Prudential Financial, Inc. 4.750% 9/17/15	75,000	80,471
Prudential Financial, Inc. VRN 5.200% 3/15/44	65,000	58,955
Prudential Financial, Inc. 6.200% 11/15/40	15,000	17,210
Prudential Financial, Inc. VRN 8.875% 6/15/68	55,000	66,550
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	25,000	24,356
Reinsurance Group of America, Inc. 4.700% 9/15/23	55,000	56,241
Reinsurance Group of America, Inc. 5.000% 6/01/21	40,000	42,813
Reinsurance Group of America, Inc. 6.450% 11/15/19	45,000	52,521
The Travelers Cos., Inc. 6.250% 6/15/37	25,000	30,493
Willis Group Holdings PLC 4.125% 3/15/16	5,000	5,251
Willis North America, Inc. 7.000% 9/29/19	21,000	24,508

		1,406,554

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	80,000	92,919

Investment Companies — 0.1%
Xstrata Finance Canada (b) 2.050% 10/23/15	50,000	50,136
Xstrata Finance Canada (b) 2.850% 11/10/14	50,000	50,749
Xstrata Finance Canada (b) 5.800% 11/15/16	45,000	49,159

		150,044

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	$25,000	$30,484
ArcelorMittal 4.250% 8/05/15	141,000	145,230
ArcelorMittal 5.750% 8/05/20	60,000	61,500
ArcelorMittal 9.500% 2/15/15	115,000	126,069
Cliffs Natural Resources, Inc. 3.950% 1/15/18	25,000	25,107
Gerdau Trade, Inc. (b) 4.750% 4/15/23	45,000	40,050
Reliance Steel & Aluminum Co. 4.500% 4/15/23	30,000	29,279
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	60,414
Reliance Steel & Aluminum Co. 6.850% 11/15/36	55,000	55,815

		573,948

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	50,000	48,977

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	55,000	57,200
Hyatt Hotels Corp. 3.375% 7/15/23	20,000	18,689
Marriott International, Inc. 3.375% 10/15/20	50,000	49,837
Marriott International, Inc. 5.810% 11/10/15	15,000	16,407
Marriott International, Inc. 6.200% 6/15/16	180,000	201,923
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	5,000	5,900
Wyndham Worldwide Corp. 2.500% 3/01/18	35,000	34,653
Wyndham Worldwide Corp. 2.950% 3/01/17	15,000	15,393
Wynn Las Vegas LLC 7.750% 8/15/20	90,000	101,025

		501,027

Machinery – Diversified — 0.1%
CNH Capital LLC 3.625% 4/15/18	25,000	24,875
Roper Industries, Inc. 3.125% 11/15/22	25,000	23,402
Xylem, Inc. 3.550% 9/20/16	40,000	41,924
Xylem, Inc. 4.875% 10/01/21	20,000	21,023

		111,224

	Principal Amount	Value
Manufacturing — 0.3%
Eaton Corp. (b) 1.500% 11/02/17	$25,000	$24,648
General Electric Co. 4.125% 10/09/42	50,000	45,902
Harsco Corp 2.700% 10/15/15	166,000	168,388
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	47,407
SPX Corp. 7.625% 12/15/14	31,000	33,092
Textron, Inc. 6.200% 3/15/15	50,000	53,414
Tyco Electronics Group SA 6.550% 10/01/17	40,000	46,123

		418,974

Media — 0.2%
CBS Corp. 7.875% 7/30/30	40,000	48,487
Comcast Corp. 6.400% 5/15/38	35,000	41,491
NBCUniversal Media LLC 6.400% 4/30/40	5,000	5,914
News America, Inc. 6.900% 8/15/39	25,000	29,061
Time Warner Cable, Inc. 4.000% 9/01/21	30,000	27,989
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	23,297
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	11,576
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	11,765
Time Warner, Inc. 4.700% 1/15/21	35,000	37,406
Time Warner, Inc. 6.100% 7/15/40	25,000	26,823
Time Warner, Inc. 6.250% 3/29/41	5,000	5,497
Viacom, Inc. 6.250% 4/30/16	40,000	44,669

		313,975

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	175,000	183,295

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (b) 2.375% 3/15/18	20,000	19,329
Freeport-McMoRan Copper & Gold, Inc. (b) 5.450% 3/15/43	30,000	26,889
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	50,000	42,992

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	$50,000	$64,884
Vale Overseas Ltd. 6.250% 1/23/17	65,000	72,861
Vale Overseas Ltd. 6.875% 11/10/39	15,000	15,187
Vulcan Materials Co. 6.500% 12/01/16	20,000	22,000

		264,142

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	25,000	26,484
Pitney Bowes, Inc. 5.750% 9/15/17	30,000	33,063
Xerox Corp. 4.250% 2/15/15	30,000	31,280

		90,827

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	50,000	55,632

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	100,000	116,248
Anadarko Petroleum Corp. 6.450% 9/15/36	30,000	34,453
Chesapeake Energy Corp. 3.250% 3/15/16	175,000	175,656
Chesapeake Energy Corp. 9.500% 2/15/15	60,000	66,075
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	10,000	9,125
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	90,000	88,425
ConocoPhillips 6.500% 2/01/39	20,000	25,151
Devon Energy Corp. 5.600% 7/15/41	40,000	40,890
Ecopetrol SA 4.250% 9/18/18	10,000	10,288
EQT Corp. 4.875% 11/15/21	25,000	25,807
KazMunayGas National Co. JSC (b) 4.400% 4/30/23	45,000	41,962
Motiva Enterprises LLC (b) 5.750% 1/15/20	40,000	45,769
Motiva Enterprises LLC (b) 6.850% 1/15/40	35,000	43,502
Nexen, Inc. 7.500% 7/30/39	5,000	6,136
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	5,272
Petrobras Global Finance BV 2.000% 5/20/16	35,000	34,774

	Principal Amount	Value
Petrobras Global Finance BV 3.000% 1/15/19	$20,000	$18,808
Petrobras International Finance Co. 3.875% 1/27/16	59,000	60,876
Petrobras International Finance Co. 5.375% 1/27/21	50,000	50,229
Petrobras International Finance Co. 6.750% 1/27/41	20,000	19,340
Petroleos Mexicanos 5.500% 1/21/21	60,000	64,200
Phillips 66 4.300% 4/01/22	20,000	20,389
Phillips 66 5.875% 5/01/42	20,000	21,008
Pioneer Natural Resources Co. 5.875% 7/15/16	50,000	55,688
Pioneer Natural Resources Co. 7.500% 1/15/20	50,000	61,293
Rowan Cos., Inc. 4.875% 6/01/22	50,000	51,593
Rowan Cos., Inc. 5.000% 9/01/17	30,000	32,614
Shell International Finance BV 5.500% 3/25/40	15,000	16,950
Talisman Energy, Inc. 5.500% 5/15/42	20,000	18,634
Tesoro Corp. 9.750% 6/01/19	35,000	38,237
Transocean, Inc. 4.950% 11/15/15	70,000	75,096
Transocean, Inc. 5.050% 12/15/16	40,000	43,836
Valero Energy Corp. 6.125% 2/01/20	40,000	45,992

		1,464,316

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	40,000	42,697
Superior Energy Services, Inc. 7.125% 12/15/21	98,000	107,065
Weatherford International Ltd. 4.500% 4/15/22	25,000	24,743
Weatherford International Ltd. 5.950% 4/15/42	20,000	19,149

		193,654

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	15,000	16,231
Sonoco Products Co. 4.375% 11/01/21	25,000	25,833

		42,064

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.3%
McKesson Corp. 4.750% 3/01/21	$30,000	$32,927
McKesson Corp. 6.000% 3/01/41	30,000	34,836
Merck Sharp & Dohme Corp. 5.850% 6/30/39	10,000	11,871
Mylan, Inc. (b) 7.875% 7/15/20	225,000	256,740
Pfizer, Inc. 7.200% 3/15/39	35,000	47,445
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	25,000	28,869
Zoetis, Inc. (b) 3.250% 2/01/23	15,000	14,280

		426,968

Pipelines — 0.5%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	43,901
CenterPoint Energy Resources Corp. 4.500% 1/15/21	25,000	27,151
CenterPoint Energy Resources Corp. 5.850% 1/15/41	20,000	23,168
DCP Midstream LLC (b) 9.750% 3/15/19	5,000	6,370
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	25,000	26,470
Enable Oklahoma Intrastate Transmission LLC (b) 6.875% 7/15/14	120,000	124,123
Energy Transfer Partners LP FRN (b) 3.283% 11/01/66	50,000	44,937
Enterprise Products Operating LP 3.200% 2/01/16	25,000	26,236
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	40,000	41,900
Kern River Funding Corp. (b) 4.893% 4/30/18	86,975	93,695
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	28,333
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	27,485
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	5,636
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	37,958
ONEOK Partners LP 3.250% 2/01/16	25,000	26,024
ONEOK Partners LP 6.125% 2/01/41	30,000	30,328
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	55,000	62,525

	Principal Amount	Value
TransCanada PipeLines Ltd. 6.200% 10/15/37	$30,000	$34,624
The Williams Cos., Inc. 3.700% 1/15/23	20,000	18,063
Williams Partners LP 5.250% 3/15/20	75,000	80,869

		809,796

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 3.400% 2/15/19	40,000	39,536
American Tower Corp. 4.500% 1/15/18	60,000	63,368
Boston Properties LP 3.700% 11/15/18	20,000	21,019
Boston Properties LP 4.125% 5/15/21	30,000	30,864
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	42,950
DDR Corp. 4.750% 4/15/18	15,000	16,191
DDR Corp. 7.875% 9/01/20	115,000	140,757
Developers Diversified Realty Corp. 5.500% 5/01/15	75,000	79,861
Duke Realty LP 8.250% 8/15/19	50,000	62,165
ERP Operating LP 4.625% 12/15/21	15,000	15,835
Federal Realty Investment Trust 5.900% 4/01/20	10,000	11,410
HCP, Inc. 2.625% 2/01/20	35,000	33,208
Highwoods Realty LP 5.850% 3/15/17	100,000	110,067
ProLogis LP 2.750% 2/15/19	15,000	14,993
Realty Income Corp. 2.000% 1/31/18	90,000	87,985
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	20,000	20,196

		790,405

Retail — 0.2%
CVS Caremark Corp. 6.125% 9/15/39	10,000	11,431
CVS Pass-Through Trust (b) 5.926% 1/10/34	57,672	62,252
The Home Depot, Inc. 5.950% 4/01/41	30,000	35,125
McDonald’s Corp. 6.300% 10/15/37	25,000	31,007
O’Reilly Automotive, Inc. 3.850% 6/15/23	23,000	22,208

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
O’Reilly Automotive, Inc. 4.875% 1/14/21	$40,000	$42,460
QVC, Inc. 4.375% 3/15/23	25,000	23,250
QVC, Inc. 5.125% 7/02/22	10,000	9,832
Wal-Mart Stores, Inc. 5.625% 4/15/41	40,000	45,065

		282,630

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	35,000	40,708
Glencore Funding LLC (b) 1.700% 5/27/16	33,000	32,515
Glencore Funding LLC (b) 2.500% 1/15/19	55,000	51,556
Glencore Funding LLC (b) 6.000% 4/15/14	150,000	153,617
Washington Mutual Bank (c) 5.650% 8/15/14	180,000	18

		278,414

Semiconductors — 0.1%
Intel Corp., Convertible 2.950% 12/15/35	50,000	54,125
Micron Technology, Inc., Convertible (b) 2.125% 2/15/33	44,000	75,350

		129,475

Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	25,000	25,244
CA, Inc. 2.875% 8/15/18	25,000	25,221
CA, Inc. 5.375% 12/01/19	40,000	44,380
ManTech International Corp. 7.250% 4/15/18	35,000	37,013
Microsoft Corp. 3.000% 10/01/20	5,000	5,096
Oracle Corp. 1.200% 10/15/17	50,000	49,107

		186,061

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	25,000	26,879
America Movil SAB de CV 6.125% 3/30/40	30,000	31,345
AT&T, Inc. 6.500% 9/01/37	65,000	71,812
British Telecom PLC 9.625% 12/15/30	15,000	22,212

	Principal Amount	Value
CenturyLink, Inc. 6.150% 9/15/19	$30,000	$31,125
CenturyLink, Inc. 7.600% 9/15/39	10,000	8,925
CenturyLink, Inc. 7.650% 3/15/42	10,000	8,900
Cisco Systems, Inc. 5.500% 1/15/40	10,000	11,148
Deutsche Telekom International Finance BV 8.750% 6/15/30	15,000	20,785
Embarq Corp. 7.082% 6/01/16	30,000	33,744
Juniper Networks, Inc. 4.600% 3/15/21	25,000	25,542
Juniper Networks, Inc. 5.950% 3/15/41	35,000	35,999
Rogers Communications, Inc. 7.500% 8/15/38	5,000	6,328
Telecom Italia Capital 6.000% 9/30/34	10,000	8,225
Telecom Italia Capital 6.175% 6/18/14	46,000	47,345
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	25,000	24,450
Telefonica Emisiones SAU 3.192% 4/27/18	250,000	246,672
Telefonica Emisiones SAU 3.992% 2/16/16	65,000	67,332
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	30,719
Verizon Communications, Inc. 2.500% 9/15/16	25,000	25,767
Verizon Communications, Inc. 3.650% 9/14/18	30,000	31,611
Verizon Communications, Inc. 5.150% 9/15/23	50,000	53,589
Verizon Communications, Inc. 6.550% 9/15/43	75,000	84,670
Verizon Communications, Inc. 8.750% 11/01/18	19,000	24,410
Verizon Global Funding Corp. 7.750% 12/01/30	40,000	49,189
Virgin Media Finance PLC 8.375% 10/15/19	100,000	108,500
Virgin Media Secured Finance PLC 6.500% 1/15/18	100,000	104,125

		1,241,348

Transportation — 0.2%
Asciano Finance (b) 3.125% 9/23/15	25,000	25,505
Asciano Finance (b) 4.625% 9/23/20	20,000	20,009

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Asciano Finance (b) 5.000% 4/07/18	$55,000	$58,345
Canadian National Railway Co. 5.850% 11/15/17	30,000	34,555
Canadian National Railway Co. 6.375% 11/15/37	20,000	24,829
Con-way, Inc. 7.250% 1/15/18	10,000	11,334
CSX Corp. 7.250% 5/01/27	10,000	12,102
Norfolk Southern Corp. 6.000% 5/23/2111	20,000	21,721
Ryder System, Inc. 2.500% 3/01/18	110,000	110,361
Union Pacific Corp. 4.000% 2/01/21	25,000	26,502

		345,263

Trucking & Leasing — 0.3%
GATX Corp. 2.375% 7/30/18	30,000	29,640
GATX Corp. 3.500% 7/15/16	40,000	41,755
GATX Corp. 3.900% 3/30/23	20,000	19,341
GATX Corp. 4.750% 5/15/15	35,000	36,824
GATX Corp. 4.750% 6/15/22	30,000	30,604
GATX Corp. 8.750% 5/15/14	100,000	104,564
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	130,000	132,410
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	45,000	46,319

		441,457

TOTAL CORPORATE DEBT (Cost $21,064,967)		21,578,325

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	140,859
State of California 5.950% 4/01/16	35,000	39,121
State of California BAB 7.550% 4/01/39	25,000	32,538
State of California BAB 7.600% 11/01/40	85,000	111,950

	Principal Amount	Value
State of Illinois 5.365% 3/01/17	$100,000	$108,253

		432,721

TOTAL MUNICIPAL OBLIGATIONS (Cost $448,840)		432,721

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.6%
Automobile ABS — 0.5%
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (b) 1.320% 2/15/17	93,961	93,962
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (b) 1.640% 11/15/16	38,176	38,168
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	15,932	15,965
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	62,555	62,611
Capital Automotive REIT, Series 2011-1A, Class A (b) 5.610% 11/15/39	97,795	100,592
CPS Auto Trust, Series 2012-D, Class A (b) 1.480% 3/16/20	68,201	68,208
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (b) 1.290% 10/16/17	45,649	45,536
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	57,493	57,433
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class B (b) 2.320% 4/15/15	94,869	95,002
Santander Drive Auto Receivables Trust, Series 2013-3, Class A2 0.550% 9/15/16	40,000	39,941
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	75,000	75,061
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (b) 2.060% 6/15/17	21,960	21,976
SNAAC Auto Receivables Trust 2013-1, Series 2013-1A, Class A (b) 1.140% 7/16/18	31,047	31,029

		745,484

Commercial MBS — 1.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.933% 2/10/51	75,000	84,300

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.001% 2/10/51	$45,000	$49,670
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	75,000	86,093
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	75,000	79,883
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	75,000	82,514
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	54,801
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	40,000	45,018
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.895% 9/11/38	85,000	92,621
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	40,000	44,844
COMM, Series 2007-C9, Class AM VRN 5.650% 12/10/49	50,000	56,290
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class A1 (b) 1.705% 2/10/28	132,349	130,665
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	35,000	33,520
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.993% 12/10/49	83,000	94,298
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 VRN 4.750% 1/15/37	44,387	44,539
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	99,624	99,471
GS Mortgage Securities Corp., Trust, Series 2013-NYC5 (b) 2.318% 1/10/30	100,000	100,222

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$100,000	$109,420
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	60,000	66,891
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	100,000	107,954
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	40,000	43,664
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	60,000	66,507
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	55,040	56,510
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.646% 3/12/44	60,000	65,279
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.459% 1/11/43	35,000	40,810
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	75,088	73,962
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.551% 8/15/39	50,000	53,408
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	165,124
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.123% 2/15/51	35,000	39,026
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	81,140	85,179
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	100,000	105,495
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	40,401
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	52,333

		2,350,712

Home Equity ABS — 0.8%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.449% 8/25/35	59,072	57,911

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.509% 11/25/35	$40,843	$39,039
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.539% 7/25/35	13,201	13,107
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.549% 11/25/34	24,379	24,102
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1 FRN 1.139% 9/25/34	35,000	32,288
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.839% 6/25/35	36,483	35,577
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.854% 2/25/35	26,321	25,610
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.634% 4/28/39	40,000	37,192
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.589% 12/25/33	9,886	9,725
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.609% 7/25/35	29,232	28,063
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.629% 8/25/35	38,320	36,245
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.639% 9/25/34	8,868	8,786
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.669% 12/25/35	21,344	21,170
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.469% 7/25/36	48,911	48,330
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.599% 5/25/36	70,000	65,020
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.609% 5/25/35	49,444	47,115
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.629% 7/25/35	83,000	77,035
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.419% 1/25/36	27,055	26,154

	Principal Amount	Value
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.609% 4/25/35	$28,134	$26,295
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.349% 8/25/36	28,775	27,362
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.359% 7/25/36	9,839	9,787
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.619% 10/25/35	27,871	27,454
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.669% 7/25/35	33,588	32,920
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.959% 12/25/32	36,144	34,766
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.459% 8/25/45	5,699	5,662
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.974% 2/25/35	60,000	55,253
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.004% 6/25/35	82,179	77,516
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.914% 6/28/35	111,254	107,041
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.679% 7/25/35	50,801	48,662
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.629% 8/25/35	55,552	54,169
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.649% 5/25/35	19,119	18,745
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.439% 9/25/35	41,421	39,851
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.559% 8/25/35	43,040	42,033
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.679% 3/25/35	35,297	34,436
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.369% 3/25/36	15,940	15,775

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.519% 3/25/36	$15,183	$15,017
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.539% 8/25/35	25,892	25,379

		1,330,592

Other ABS — 0.9%
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.379% 11/25/45	79,704	75,733
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	49,625	49,260
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.359% 8/18/21	66,179	64,862
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	97,750	105,004
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	97,590	96,788
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	95,324	95,334
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	48,250	48,133
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.124% 4/25/35	153,978	149,231
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (b) (d) 0.853% 6/20/14	250,000	247,050
RAAC, Series 2005-RP2, Class M1 FRN (b) 0.829% 6/25/35	72,439	70,266
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	58,419	58,686
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	43,258	44,070
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	36,164	37,381
Textainer Marine Containers Ltd., Series 2013-1A, Class A (b) 3.900% 9/20/38	100,000	100,808

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	$74,113	$78,669
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.350% 11/26/21	63,333	61,970

		1,383,245

Student Loans ABS — 0.7%
Access Group, Inc., Series 2002-1, Class A4 9/01/37	50,000	45,951
Access Group, Inc., Series 2007-A, Class A2 FRN 0.392% 8/25/26	36,198	35,680
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.685% 1/25/47	75,000	62,250
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.414% 12/15/22	35,614	35,536
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	50,000	48,915
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.679% 6/15/43	50,000	49,500
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.890% 6/15/43	50,000	42,515
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.382% 11/25/26	99,127	98,017
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.651% 6/25/42	49,868	48,709
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.564% 10/28/41	102,780	100,879
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.389% 4/26/27	33,553	33,457
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.979% 4/25/46	30,786	31,032
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.472% 5/28/26	61,617	61,353
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.438% 7/15/36	100,000	97,508
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.320% 6/17/30	50,000	50,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.670% 12/15/16	$100,000	$100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.672% 12/15/16	50,000	50,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.670% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.390% 12/17/46	75,000	59,625

		1,100,927

WL Collateral CMO — 0.2%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.905% 2/25/34	8,220	8,274
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.010% 9/25/33	2,069	1,828
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.541% 8/25/34	6,272	5,943
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.371% 1/19/38	75,900	61,336
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.539% 7/25/35	13,547	13,217
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.289% 5/25/37	85,804	55,511
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.394% 8/25/34	25,710	20,997
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.429% 8/25/36	21,913	19,870
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.355% 2/25/34	3,223	3,018
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.521% 7/25/33	1,756	1,752
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	81	81
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	28,744	28,792
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.439% 7/25/35	6,033	5,934

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.595% 3/25/34	$16,689	$16,680
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.553% 4/25/44	36,879	35,531

		278,764

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.429% 11/25/37	37,175	36,169
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.760% 6/25/32	11,090	9,806

		45,975

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,198,393)		7,235,699

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	40,000	48,440
Mexico Government International Bond 4.750% 3/08/44	91,000	82,355
Peruvian Government International Bond 6.550% 3/14/37	20,000	23,650
Poland Government International Bond 6.375% 7/15/19	50,000	58,350
Province of Quebec Canada 2.625% 2/13/23	92,000	85,588
Province of Quebec Canada 7.500% 9/15/29	20,000	27,080
Republic of Brazil International Bond 5.625% 1/07/41	65,000	64,837
Turkey Government International Bond 4.875% 4/16/43	19,000	15,675
United Mexican States 5.125% 1/15/20	35,000	39,008
United Mexican States 6.750% 9/27/34	35,000	41,475

		486,458

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $491,848)		486,458

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.6%
Collateralized Mortgage Obligations — 0.0%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	56,972	64,508

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 7.6%
Federal Home Loan Mortgage Corp.
Pool #Q15841 3.000% 2/01/43	$156,465	$152,486
Pool #G08537 3.000% 7/01/43	99,999	97,441
Pool #Q00543 4.500% 5/01/41	83,789	89,285
Pool #Q01704 4.500% 6/01/41	37,454	39,911
Pool #G05253 5.000% 2/01/39	30,995	33,409
Pool #E85389 6.000% 9/01/16	8,410	8,849
Pool #G11431 6.000% 2/01/18	2,938	3,118
Pool #E85015 6.500% 8/01/16	2,997	3,180
Pool #G00729 8.000% 6/01/27	25,303	30,443
Pool #554904 9.000% 3/01/17	89	97
Federal Home Loan Mortgage Corp. TBA Pool #3375 3.000% 10/01/42 (e)	150,000	146,027
Federal National Mortgage Association
Pool #725692 2.267% 10/01/33 FRN	27,744	29,040
Pool #888586 2.339% 10/01/34 FRN	52,510	55,477
Pool #AB8756 3.000% 3/01/43	168,015	161,400
Pool #AT0976 3.000% 4/01/43	167,431	160,839
Pool #AT2911 3.000% 4/01/43	196,672	188,928
Pool #AO8629 3.500% 7/01/42	261,390	266,403
Pool #AP6609 3.500% 9/01/42	92,189	93,957
Pool #AR8708 3.500% 4/01/43	54,417	54,780
Pool #AT0998 3.500% 4/01/43	267,460	269,246
Pool #AT4050 3.500% 5/01/43	69,465	69,929
Pool #MA1463 3.500% 6/01/43	178,870	180,065
Pool #586036 6.000% 5/01/16	552	560
Pool #564594 7.000% 1/01/31	8,605	9,945

	Principal Amount	Value
Pool #253795 7.000% 5/01/31	$9,722	$11,278
Pool #507061 7.500% 10/01/29	897	1,057
Pool #527761 7.500% 2/01/30	2,155	2,502
Pool #531196 7.500% 2/01/30	1,014	1,199
Pool #534119 7.500% 3/01/30	694	821
Pool #534420 7.500% 3/01/30	710	839
Pool #253183 7.500% 4/01/30	4,074	4,805
Pool #529259 7.500% 4/01/30	2,744	3,218
Pool #253265 7.500% 5/01/30	4,529	5,330
Pool #535248 8.000% 4/01/30	248	300
Pool #539460 8.000% 5/01/30	2,065	2,513
Pool #546988 8.000% 7/01/30	1,952	2,106
Pool #190317 8.000% 8/01/31	3,080	3,740
Federal National Mortgage Association TBA Pool #6560 2.500% 10/01/27 (e)	60,000	60,370
Pool #869 2.500% 10/01/42 (e)	355,000	330,095
Pool #7180 3.000% 1/01/27 (e)	845,000	874,839
Pool #9768 3.000% 10/01/42 (e)	624,000	609,814
Pool #17115 3.500% 4/01/42 (e)	600,000	611,062
Pool #18388 4.000% 1/01/41 (e)	975,000	1,022,684
Pool #21133 4.500% 8/01/39 (e)	700,000	747,687
Pool #29322 5.000% 2/01/37 (e)	845,000	916,429
Pool #43611 5.500% 12/01/34 (e)	694,000	756,785
Government National Mortgage Association Pool #82488 2.000% 3/20/40 FRN	47,803	49,584
Pool #782562 5.000% 2/15/39	173,526	190,621

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #351528 7.000% 8/15/23	$8,098	$8,874
Pool #352049 7.000% 10/15/23	1,662	1,909
Pool #588012 7.000% 7/15/32	6,783	8,045
Pool #591581 7.000% 8/15/32	3,072	3,661
Pool #185306 7.500% 4/15/17	2,610	2,780
Pool #199170 7.500% 5/15/17	67	68
Pool #189371 7.500% 6/15/17	1,287	1,388
Government National Mortgage Association II Pool #82462 3.500% 1/20/40 FRN	49,160	51,377
Government National Mortgage Association TBA Pool #3920 3.000% 11/01/42 (e)	250,000	246,543
Pool #548 3.000% 12/01/42 (e)	1,675,000	1,656,287
Pool #5490 3.500% 1/01/42 (e)	500,000	513,984
Pool #1635 3.500% 6/01/42 (e)	500,000	515,703
Pool #4536 4.000% 8/01/40 (e)	475,000	500,977
Pool #13048 5.000% 4/01/38 (e)	150,000	163,008

		12,029,097

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $11,910,407)		12,093,605

U.S. TREASURY OBLIGATIONS — 4.6%
U.S. Treasury Bonds & Notes — 4.6%
U.S. Treasury Bond 2.750% 8/15/42	1,065,000	882,664
U.S. Treasury Bond 3.125% 11/15/41	130,000	117,213
U.S. Treasury Bond 4.500% 2/15/36	465,000	537,458
U.S. Treasury Note 0.500% 6/15/16	2,685,000	2,682,299
U.S. Treasury Note (f) (g) 1.000% 5/31/18	855,000	844,030

	Principal Amount	Value
U.S. Treasury Note 1.625% 8/15/22	$2,435,000	$2,268,355

		7,332,019

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,410,282)		7,332,019

TOTAL BONDS & NOTES (Cost $48,524,737)		49,158,827

	Number of Shares
MUTUAL FUNDS — 8.2%
Diversified Financial — 8.2%
iShares FTSE/Xinhua China 25 Index Fund	39,900	1,479,492
iShares MSCI Australia Index Fund	3,900	98,553
iShares MSCI Brazil Capped Index Fund	300	14,373
iShares MSCI Chile Capped Investable Market Index Fund	100	5,017
iShares MSCI EAFE Index Fund	73,430	4,684,100
iShares MSCI France Index Fund	5,200	139,776
iShares MSCI Germany Index Fund	4,900	136,269
iShares MSCI Hong Kong Index Fund	2,000	40,060
iShares MSCI Indonesia Investable Market Index Fund	200	4,718
iShares MSCI Italy Capped Index Fund	3,400	48,008
iShares MSCI Japan Index Fund	23,200	276,312
iShares MSCI Malaysia Index Fund	600	9,024
iShares MSCI Mexico Capped Investable Market Index Fund	400	25,556
iShares MSCI Netherlands Investable Market Index Fund	2,400	57,120
iShares MSCI New Zealand Capped Investable Market Index Fund	500	19,230
iShares MSCI Philippines Investable Market Index Fund	200	6,578
iShares MSCI Poland Capped Investable Market Index Fund	1,300	37,219
iShares MSCI Russia Capped Index Fund	800	17,296
iShares MSCI Singapore Index Fund	2,900	38,715
iShares MSCI South Africa Index Fund	300	18,969
iShares MSCI Spain Index Fund	1,900	66,025
iShares MSCI Sweden Index Fund	1,800	61,578
iShares MSCI Switzerland Capped Index Fund	4,700	147,063

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
iShares MSCI Thailand Capped Investable Market Index Fund	200	$14,912
iShares MSCI Turkey Investable Market Index Fund	500	27,580
iShares MSCI United Kingdom Index Fund	13,100	257,022
Vanguard FTSE Developed Markets ETF	74,840	2,962,167
Vanguard MSCI Emerging Markets ETF	55,800	2,238,138

		12,930,870

TOTAL MUTUAL FUNDS (Cost $12,372,578)		12,930,870

TOTAL LONG-TERM INVESTMENTS (Cost $137,654,903)		145,962,351

	Principal Amount
SHORT-TERM INVESTMENTS — 14.0%
Commercial Paper — 7.5%
Aon Corp. (b) 0.200% 10/07/13	$885,000	884,970
B A T International Finance (b) 0.230% 10/03/13	546,000	545,993
Bacardi USA, Inc. (b) 0.270% 10/02/13	815,000	814,994
Canadian Natural Resources Ltd. (b) 0.300% 10/23/13	623,000	622,886
Enbridge, Inc. (b) 0.260% 10/01/13	359,000	359,000
FMC Technologies, Inc. (b) 0.330% 11/05/13	335,000	334,893
Hewlett- Packard Co. (b) 0.430% 10/29/13	1,000,000	999,666
Hewlett-Packard Co. (b) 0.370% 10/21/13	1,054,000	1,053,783
Nissan Motor Acceptance Corp. (b) 0.260% 10/08/13	752,000	751,962
Noble Corp. (b) 0.320% 10/09/13	1,174,000	1,173,916
Pacific Gas & Electric Co. (b) 0.190% 10/10/13	544,000	543,974
Pall Corp. (b) 0.280% 10/18/13	1,032,000	1,031,864
Pearson Holdings, Inc. (b) 0.280% 10/15/13	1,038,000	1,037,887
Pentair Finance (b) 0.270% 10/22/13	630,000	629,901

	Principal Amount	Value
VF Corp. (b) 0.270% 10/04/13	$1,000,000	$999,977

		11,785,666

Repurchase Agreement — 6.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (h)	10,064,342	10,064,342

Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/13	142,373	142,373

TOTAL SHORT-TERM INVESTMENTS (Cost $21,992,381)		21,992,381

TOTAL INVESTMENTS — 106.5% (Cost $159,647,284) (i)		167,954,732

Other Assets/(Liabilities) — (6.5)%		(10,304,083)

NET ASSETS — 100.0%		$157,650,649

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $18,690,356 or 11.86% of net assets.
(c)	Security is currently in default due to bankruptcy or payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2013, these securities amounted to a value of $18 or 0.00% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2013, these securities amounted to a value of $247,050 or 0.16% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or portion of this security is held as collateral for open swap agreements. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(h)	Maturity value of $10,064,345. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $10,268,192.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Communications — 6.6%
Internet — 0.7%
Symantec Corp.	37,150	$919,463

Media — 0.9%
Liberty Media Corp. (a)	4,720	694,548
The Walt Disney Co.	6,600	425,634

		1,120,182

Telecommunications — 5.0%
Cisco Systems, Inc.	119,390	2,796,114
Telefonica SA Sponsored ADR (Spain) (a)	33,990	526,165
Verizon Communications, Inc.	31,490	1,469,323
Vivendi SA Sponsored ADR (France)	22,670	520,277
Vodafone Group PLC Sponsored ADR (United Kingdom)	14,230	500,611
Windstream Corp. (b)	43,870	350,960

		6,163,450

		8,203,095

Consumer, Cyclical — 10.8%
Airlines — 1.5%
Delta Air Lines, Inc.	76,510	1,804,871

Automotive & Parts — 1.2%
Johnson Controls, Inc.	36,490	1,514,335

Entertainment — 0.5%
Cinemark Holdings, Inc.	20,120	638,609

Household Products — 0.7%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom)	56,260	826,459

Housewares — 0.5%
Newell Rubbermaid, Inc.	24,550	675,125

Leisure Time — 0.5%
Royal Caribbean Cruises Ltd.	17,560	672,197

Lodging — 1.0%
MGM Resorts International (a)	58,620	1,198,193

Retail — 4.9%
Costco Wholesale Corp.	7,960	916,355
The Gap, Inc.	18,910	761,695
Lowe’s Cos., Inc.	44,870	2,136,260
McDonald’s Corp.	3,770	362,712
Target Corp.	4,760	304,545
Walgreen Co.	29,150	1,568,270

		6,049,837

		13,379,626

Consumer, Non-cyclical — 18.1%
Agriculture — 1.2%
Altria Group, Inc.	9,000	309,150

	Number of Shares	Value
Lorillard, Inc.	25,320	$1,133,830

		1,442,980

Beverages — 1.3%
PepsiCo, Inc.	19,900	1,582,050

Biotechnology — 1.2%
Amgen, Inc.	13,340	1,493,279

Commercial Services — 0.4%
Apollo Group, Inc. Class A (a)	25,370	527,950

Foods — 2.8%
ConAgra Foods, Inc.	25,540	774,884
Kraft Foods Group, Inc.	22,010	1,154,204
Sysco Corp.	28,480	906,518
Unilever NV NY Shares	15,790	595,599

		3,431,205

Health Care – Products — 0.5%
Baxter International, Inc.	9,580	629,310

Health Care – Services — 3.4%
HCA Holdings, Inc.	16,660	712,215
Thermo Fisher Scientific, Inc.	18,150	1,672,523
UnitedHealth Group, Inc.	25,920	1,856,131

		4,240,869

Pharmaceuticals — 7.3%
Astellas Pharma, Inc. Sponsored ADR (Japan)	51,880	661,989
Bristol-Myers Squibb Co.	22,730	1,051,944
Cardinal Health, Inc.	31,930	1,665,150
Pfizer, Inc.	32,520	933,649
Roche Holding AG Sponsored ADR (Switzerland)	29,970	2,023,874
Sanofi ADR (France)	37,030	1,874,829
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	21,240	802,447

		9,013,882

		22,361,525

Energy — 11.6%
Oil & Gas — 9.0%
Anadarko Petroleum Corp.	20,180	1,876,538
BP PLC Sponsored ADR (United Kingdom)	23,120	971,733
EQT Corp.	9,455	838,848
Occidental Petroleum Corp.	21,050	1,969,017
Phillips 66	14,460	836,077
Pioneer Natural Resources Co.	4,450	840,160
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	10,082	662,186
Suncor Energy, Inc.	87,240	3,121,447

		11,116,006

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.9%
National Oilwell Varco, Inc.	11,150	$870,927
Schlumberger Ltd.	16,790	1,483,564

		2,354,491

Pipelines — 0.7%
Enbridge, Inc.	21,950	916,193

		14,386,690

Financial — 23.9%
Banks — 3.7%
Bank of America Corp.	87,660	1,209,708
Capital One Financial Corp.	30,940	2,126,816
Wells Fargo & Co.	29,010	1,198,693

		4,535,217

Diversified Financial — 10.7%
The Charles Schwab Corp.	64,170	1,356,554
CIT Group, Inc. (a)	19,650	958,331
Citigroup, Inc.	85,300	4,137,903
CME Group, Inc.	8,250	609,510
The Goldman Sachs Group, Inc.	15,150	2,396,881
JP Morgan Chase & Co.	17,910	925,768
Morgan Stanley	76,190	2,053,320
SLM Corp.	30,130	750,237

		13,188,504

Insurance — 8.6%
ACE Ltd.	20,120	1,882,427
Aflac, Inc.	19,680	1,219,963
The Allstate Corp.	24,730	1,250,102
American International Group, Inc.	44,960	2,186,405
Aon PLC	8,920	664,005
MetLife, Inc.	35,700	1,676,115
Sun Life Financial, Inc.	28,720	918,178
XL Group PLC	28,280	871,590

		10,668,785

Real Estate Investment Trusts (REITS) — 0.9%
Public Storage	6,880	1,104,584

		29,497,090

Industrial — 12.7%
Aerospace & Defense — 2.0%
United Technologies Corp.	22,510	2,427,028

Building Materials — 0.3%
Louisiana-Pacific Corp. (a)	24,970	439,222

Electronics — 1.0%
TE Connectivity Ltd.	24,890	1,288,804

Engineering & Construction — 0.6%
ABB Ltd. Sponsored ADR (Switzerland)	30,140	711,003

Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc.	4,890	442,887

	Number of Shares	Value
Manufacturing — 7.2%
Eaton Corp. PLC	31,530	$2,170,525
General Electric Co.	169,380	4,046,488
Parker Hannifin Corp.	10,834	1,177,873
Pentair Ltd.	9,750	633,165
Siemens AG Sponsored ADR (Germany)	7,260	874,903

		8,902,954

Metal Fabricate & Hardware — 0.5%
The Timken Co.	9,990	603,396

Transportation — 0.8%
CSX Corp.	36,610	942,341

		15,757,635

Technology — 11.1%
Computers — 5.4%
Apple, Inc.	5,910	2,817,592
EMC Corp.	54,180	1,384,841
NCR Corp. (a)	22,110	875,777
SanDisk Corp.	15,380	915,264
Synopsys, Inc. (a)	18,520	698,204

		6,691,678

Office Equipment/Supplies — 0.8%
Xerox Corp.	92,910	956,044

Semiconductors — 2.5%
Analog Devices, Inc.	19,290	907,595
Intel Corp.	27,250	624,570
Maxim Integrated Products, Inc.	28,810	858,538
Microchip Technology, Inc. (b)	18,670	752,214

		3,142,917

Software — 2.4%
CA, Inc.	30,400	901,968
Microsoft Corp.	18,880	628,893
Oracle Corp.	41,550	1,378,213

		2,909,074

		13,699,713

Utilities — 3.9%
Electric — 2.8%
Duke Energy Corp.	18,210	1,216,064
Edison International	23,120	1,064,907
PG&E Corp.	29,180	1,194,046

		3,475,017

Gas — 1.1%
Sempra Energy	16,050	1,373,880

		4,848,897

TOTAL COMMON STOCK (Cost $111,156,983)		122,134,271

TOTAL EQUITIES (Cost $111,156,983)		122,134,271

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
State Street Navigator Securities Lending Prime Portfolio (c)	1,120,730	$1,120,730

TOTAL MUTUAL FUNDS (Cost $1,120,730)		1,120,730

TOTAL LONG-TERM INVESTMENTS (Cost $112,277,713)		123,255,001

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (d)	$1,707,895	1,707,895

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/13	9,982	9,982

TOTAL SHORT-TERM INVESTMENTS (Cost $1,717,877)		1,717,877

TOTAL INVESTMENTS — 101.0% (Cost $113,995,590) (e)		124,972,878

Other Assets/(Liabilities) — (1.0)%		(1,217,419)

NET ASSETS — 100.0%		$123,755,459

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $1,091,694. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,707,896. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 8/15/29, and an aggregate market value, including accrued interest, of $1,743,485.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 2.3%
Chemicals — 0.9%
Air Products & Chemicals, Inc.	1,100	$117,227
Ashland, Inc.	900	83,232
Cabot Corp.	2,700	115,317
CF Industries Holdings, Inc.	1,898	400,155
Cytec Industries, Inc.	3,700	301,032
The Dow Chemical Co.	36,110	1,386,624
Huntsman Corp.	9,400	193,734
The Mosaic Co.	2,600	111,852
PPG Industries, Inc.	1,190	198,802
RPM International, Inc.	2,500	90,500
W.R. Grace & Co. (a)	100	8,740
Westlake Chemical Corp.	70	7,326

		3,014,541

Forest Products & Paper — 0.3%
Domtar Corp.	4,900	389,158
International Paper Co.	1,900	85,120
MeadWestvaco Corp.	3,300	126,654
Rock-Tenn Co. Class A	5,050	511,414

		1,112,346

Iron & Steel — 0.7%
Allegheny Technologies, Inc.	200	6,104
Cliffs Natural Resources, Inc.	24,600	504,300
Nucor Corp.	2,400	117,648
Reliance Steel & Aluminum Co.	9,800	718,046
Steel Dynamics, Inc.	31,700	529,707
United States Steel Corp.	14,590	300,408

		2,176,213

Mining — 0.4%
Alcoa, Inc.	113,300	919,996
Freeport-McMoRan Copper & Gold, Inc.	1,031	34,105
Newmont Mining Corp.	7,200	202,320
Vulcan Materials Co.	2,000	103,620
		1,260,041

		7,563,141

Communications — 7.1%
Internet — 0.5%
AOL, Inc.	9,600	331,968
Liberty Interactive Corp. Class A (a)	19,700	462,359
Symantec Corp.	12,400	306,900
Yahoo!, Inc. (a)	12,700	421,132

		1,522,359

Media — 2.2%
CBS Corp. Class B	2,000	110,320
Comcast Corp. Class A	8,600	388,290

	Number of Shares	Value
Gannett Co., Inc.	7,955	$213,115
John Wiley & Sons, Inc. Class A	5,100	243,219
Liberty Global PLC Series A (a)	200	15,870
Liberty Media Corp. (a)	2,960	435,564
The McGraw Hill Financial, Inc.	3,500	229,565
Nielsen Holdings NV	4,400	160,380
Sirius XM Radio, Inc.	8,700	33,669
Starz — Liberty Capital (a)	18,357	516,382
Thomson Reuters Corp.	7,500	262,575
Time Warner, Inc.	36,690	2,414,569
Twenty-First Century Fox Class A	11,400	381,900
The Walt Disney Co.	23,290	1,501,972
The Washington Post Co. Class B	416	254,322

		7,161,712

Telecommunications — 4.4%
Amdocs Ltd.	4,400	161,216
AT&T, Inc.	190,814	6,453,329
CenturyLink, Inc.	17,307	543,094
Cisco Systems, Inc.	200,200	4,688,684
Corning, Inc.	38,200	557,338
EchoStar Corp. (a)	3,792	166,620
Frontier Communications Corp.	31,589	131,726
Harris Corp.	7,200	426,960
Intelsat SA (a)	600	14,400
Juniper Networks, Inc. (a)	13,900	276,054
Level 3 Communications, Inc. (a)	3,500	93,415
Polycom, Inc. (a)	4,700	51,324
Sprint Corp. (a)	24,500	152,145
T-Mobile US, Inc.	5,250	136,343
Telephone & Data Systems, Inc.	11,018	325,582
US Cellular Corp.	500	22,765
Windstream Corp.	462	3,696

		14,204,691

		22,888,762

Consumer, Cyclical — 6.1%
Airlines — 0.6%
Alaska Air Group, Inc.	14,700	920,514
Delta Air Lines, Inc.	23,000	542,570
Southwest Airlines Co.	28,700	417,872

		1,880,956

Auto Manufacturers — 1.5%
Ford Motor Co.	120,600	2,034,522
General Motors Co. (a)	35,600	1,280,532
Navistar International Corp. (a)	5,800	211,584
Oshkosh Corp. (a)	17,600	862,048
Paccar, Inc.	9,300	517,638

		4,906,324

Automotive & Parts — 0.7%
Allison Transmission Holdings, Inc.	1,200	30,060
Johnson Controls, Inc.	26,500	1,099,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lear Corp.	7,000	$500,990
TRW Automotive Holdings Corp. (a)	7,590	541,243

		2,172,043

Distribution & Wholesale — 0.2%
Ingram Micro, Inc. Class A (a)	22,500	518,625
MRC Global, Inc. (a)	1,400	37,520
Tech Data Corp. (a)	900	44,919
WESCO International, Inc. (a)	1,200	91,836

		692,900

Entertainment — 0.2%
Penn National Gaming, Inc. (a)	900	49,824
Regal Entertainment Group Class A	33,500	635,830

		685,654

Home Builders — 0.1%
D.R. Horton, Inc.	1,100	21,373
Lennar Corp. Class A	2,000	70,800
Taylor Morrison Home Corp. (a)	200	4,530
Toll Brothers, Inc. (a)	3,100	100,533

		197,236

Home Furnishing — 0.2%
Harman International Industries, Inc.	600	39,738
Whirlpool Corp.	4,420	647,265

		687,003

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,600	154,000

Leisure Time — 0.2%
Carnival Corp.	9,800	319,872
Norwegian Cruise Line Holdings Ltd. (a)	200	6,170
Royal Caribbean Cruises Ltd.	4,300	164,604

		490,646

Lodging — 0.2%
MGM Resorts International (a)	16,500	337,260
Starwood Hotels & Resorts Worldwide, Inc.	5,200	345,540

		682,800

Retail — 2.1%
Abercrombie & Fitch Co. Class A	4,200	148,554
American Eagle Outfitters, Inc.	5,300	74,147
Best Buy Co., Inc.	17,900	671,250
Chico’s FAS, Inc.	2,500	41,650
CST Brands, Inc.	13,500	402,300
CVS Caremark Corp.	28,500	1,617,375
Dillard’s, Inc. Class A	5,600	438,480
DSW, Inc. Class A	2,700	230,364
Foot Locker, Inc.	400	13,576
GameStop Corp. Class A	5,600	278,040
Guess?, Inc.	13,600	405,960
J.C. Penney Co., Inc. (a)	15,800	139,356

	Number of Shares	Value
Kohl’s Corp.	7,100	$367,425
Macy’s, Inc.	6,344	274,505
PVH Corp.	40	4,747
Signet Jewelers Ltd.	300	21,495
Staples, Inc.	26,600	389,690
Target Corp.	1,200	76,776
Wal-Mart Stores, Inc.	7,600	562,096
Walgreen Co.	8,700	468,060

		6,625,846

Textiles — 0.0%
Cintas Corp.	800	40,960
Mohawk Industries, Inc. (a)	610	79,453

		120,413

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,800	226,272

		19,522,093

Consumer, Non-cyclical — 18.5%
Agriculture — 0.5%
Archer-Daniels-Midland Co.	26,300	968,892
Bunge Ltd.	5,300	402,323
Reynolds American, Inc.	1,840	89,755

		1,460,970

Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	330	18,942
Molson Coors Brewing Co. Class B	12,260	614,594

		633,536

Biotechnology — 0.1%
Bio-Rad Laboratories, Inc. Class A (a)	720	84,643
Charles River Laboratories International, Inc. (a)	2,000	92,520
Life Technologies Corp. (a)	2,860	214,014

		391,177

Commercial Services — 1.3%
Aaron’s, Inc.	500	13,850
The ADT Corp.	4,600	187,036
Apollo Group, Inc. Class A (a)	45,000	936,450
Booz Allen Hamilton Holding Corp.	29,000	560,280
CoreLogic, Inc. (a)	6,500	175,825
Corrections Corporation of America	1,505	51,998
DeVry, Inc.	9,900	302,544
Donnelley (R.R.) & Sons Co.	28,800	455,040
KAR Auction Services, Inc.	800	22,568
Lender Processing Services, Inc.	200	6,654
Manpower, Inc.	4,500	327,330
Paychex, Inc.	300	12,192
Quanta Services, Inc. (a)	800	22,008
Service Corp. International	5,400	100,548
Total System Services, Inc.	17,400	511,908
Towers Watson & Co. Class A	1,200	128,352

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Weight Watchers International, Inc.	8,482	$316,972

		4,131,555

Cosmetics & Personal Care — 2.5%
The Procter & Gamble Co.	105,310	7,960,383

Foods — 0.9%
Campbell Soup Co.	1,000	40,710
Dean Foods Co. (a)	4,600	88,780
Ingredion, Inc.	270	17,866
The J.M. Smucker Co.	1,820	191,172
Mondelez International, Inc. Class A	40,150	1,261,513
Safeway, Inc.	9,300	297,507
Sysco Corp.	400	12,732
Tyson Foods, Inc. Class A	38,000	1,074,640

		2,984,920

Health Care – Products — 4.4%
Alere, Inc. (a)	29,300	895,701
Boston Scientific Corp. (a)	50,800	596,392
CareFusion Corp. (a)	10,100	372,690
Covidien PLC	15,600	950,664
Hill-Rom Holdings, Inc.	2,200	78,826
Hologic, Inc. (a)	2,300	47,495
Johnson & Johnson	91,600	7,940,804
Medtronic, Inc.	43,200	2,300,400
QIAGEN NV (a)	200	4,280
St. Jude Medical, Inc.	4,100	219,924
Stryker Corp.	5,500	371,745
Zimmer Holdings, Inc.	5,900	484,626

		14,263,547

Health Care – Services — 2.7%
Aetna, Inc.	12,121	775,986
Cigna Corp.	14,600	1,122,156
Community Health Systems, Inc.	5,400	224,100
HCA Holdings, Inc.	8,100	346,275
Health Net, Inc. (a)	2,200	69,740
Humana, Inc.	7,100	662,643
LifePoint Hospitals, Inc. (a)	1,400	65,282
MEDNAX, Inc. (a)	200	20,080
Quest Diagnostics, Inc.	1,800	111,222
Thermo Fisher Scientific, Inc.	15,410	1,420,032
UnitedHealth Group, Inc.	34,100	2,441,901
Universal Health Services, Inc. Class B	1,100	82,489
WellPoint, Inc.	16,100	1,346,121

		8,688,027

Household Products — 0.3%
Avery Dennison Corp.	12,600	548,352
Beam, Inc.	960	62,064
The Clorox Co.	1,100	89,892
Kimberly-Clark Corp.	2,350	221,417

		921,725

	Number of Shares	Value
Pharmaceuticals — 5.6%
Abbott Laboratories	62,400	$2,071,056
Bristol-Myers Squibb Co.	2,300	106,444
Cardinal Health, Inc.	9,100	474,565
DENTSPLY International, Inc.	100	4,341
Eli Lilly & Co.	40,620	2,044,405
Express Scripts Holding Co. (a)	3,800	234,764
Forest Laboratories, Inc. (a)	5,000	213,950
Hospira, Inc. (a)	4,800	188,256
Merck & Co., Inc.	102,628	4,886,119
Omnicare, Inc.	6,400	355,200
Patterson Cos., Inc.	200	8,040
Pfizer, Inc.	260,213	7,470,715
VCA Antech, Inc. (a)	4,800	131,808

		18,189,663

		59,625,503

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	7,800	212,472

Energy — 13.0%
Coal — 0.1%
Peabody Energy Corp.	17,900	308,775

Energy – Alternate Sources — 0.1%
Covanta Holding Corp.	2,900	62,002
First Solar, Inc. (a)	6,100	245,281

		307,283

Oil & Gas — 12.3%
Anadarko Petroleum Corp.	22,950	2,134,120
Apache Corp.	6,828	581,336
Chesapeake Energy Corp.	11,500	297,620
Chevron Corp.	70,425	8,556,637
Cimarex Energy Co.	2,100	202,440
ConocoPhillips	33,748	2,345,823
Denbury Resources, Inc. (a)	4,814	88,626
Devon Energy Corp.	10,150	586,264
Diamond Offshore Drilling, Inc.	4,200	261,744
Exxon Mobil Corp.	165,900	14,274,036
Helmerich & Payne, Inc.	10,200	703,290
Hess Corp.	11,000	850,740
Marathon Oil Corp.	24,200	844,096
Marathon Petroleum Corp.	26,700	1,717,344
Murphy Oil Corp.	9,600	579,072
Nabors Industries Ltd.	20,800	334,048
Newfield Exploration Co. (a)	2,700	73,899
Noble Energy, Inc.	4,080	273,401
Occidental Petroleum Corp.	12,170	1,138,382
Patterson-UTI Energy, Inc.	8,000	171,040
PBF Energy, Inc.	28,900	648,805
Phillips 66	26,500	1,532,230
QEP Resources, Inc.	1,900	52,611
Questar Corp.	6,100	137,189

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rowan Cos. PLC Class A (a)	4,600	$168,912
SandRidge Energy, Inc. (a)	7,700	45,122
Tesoro Corp.	4,100	180,318
Unit Corp. (a)	700	32,543
Valero Energy Corp.	27,564	941,311
WPX Energy, Inc. (a)	66	1,271

		39,754,270

Oil & Gas Services — 0.4%
Baker Hughes, Inc.	10,303	505,877
HollyFrontier Corp.	8,200	345,302
National Oilwell Varco, Inc.	400	31,244
Oil States International, Inc. (a)	20	2,069
RPC, Inc.	12,210	188,889
Superior Energy Services, Inc. (a)	9,400	235,376
Tidewater, Inc.	130	7,708

		1,316,465

Pipelines — 0.1%
National Fuel Gas Co.	150	10,314
Spectra Energy Corp.	5,500	188,265

		198,579

		41,885,372

Financial — 29.6%
Banks — 9.4%
Associated Banc-Corp.	7,350	113,852
Bank of America Corp.	532,373	7,346,747
Bank of Hawaii Corp.	920	50,094
Bank of New York Mellon Corp.	45,450	1,372,136
BB&T Corp.	25,319	854,516
BOK Financial Corp.	700	44,345
Capital One Financial Corp.	23,650	1,625,701
CapitalSource, Inc.	36,500	433,620
City National Corp.	1,970	131,320
Comerica, Inc.	8,600	338,066
Commerce Bancshares, Inc.	3,553	155,657
Cullen/Frost Bankers, Inc.	1,000	70,550
East West Bancorp, Inc.	6,900	220,455
Fifth Third Bancorp	42,360	764,174
First Citizens BancShares, Inc. Class A	438	90,053
First Horizon National Corp.	3,016	33,146
First Republic Bank	2,600	121,238
Fulton Financial Corp.	4,800	56,064
Huntington Bancshares, Inc.	36,271	299,598
KeyCorp	43,700	498,180
M&T Bank Corp.	4,655	520,988
Northern Trust Corp.	3,600	195,804
PNC Financial Services Group, Inc.	25,336	1,835,593
Popular, Inc. (a)	16,500	432,795
Regions Financial Corp.	45,260	419,108
Signature Bank (a)	1,500	137,280
State Street Corp.	23,600	1,551,700

	Number of Shares	Value
SunTrust Banks, Inc.	20,800	$674,336
SVB Financial Group (a)	1,700	146,829
Synovus Financial Corp.	141,000	465,300
U.S. Bancorp	39,390	1,440,886
Valley National Bancorp	7,168	71,322
Wells Fargo & Co.	189,410	7,826,421
Zions Bancorp	4,050	111,051

		30,448,925

Diversified Financial — 8.0%
Air Lease Corp.	2,200	60,852
Ameriprise Financial, Inc.	6,430	585,644
BlackRock, Inc.	3,010	814,566
The Charles Schwab Corp.	12,200	257,908
CIT Group, Inc. (a)	5,000	243,850
Citigroup, Inc.	141,071	6,843,354
CME Group, Inc.	6,760	499,429
Discover Financial Services	15,500	783,370
E*TRADE Financial Corp. (a)	18,300	301,950
Federated Investors, Inc. Class B	300	8,148
The Goldman Sachs Group, Inc.	24,070	3,808,115
Interactive Brokers Group, Inc. Class A	2,900	54,433
Invesco Ltd.	10,400	331,760
JP Morgan Chase & Co.	148,927	7,698,037
Legg Mason, Inc.	4,000	133,760
Morgan Stanley	67,300	1,813,735
The NASDAQ OMX Group, Inc.	4,100	131,569
NYSE Euronext	10,200	428,196
Raymond James Financial, Inc.	4,500	187,515
SLM Corp.	21,700	540,330
TD Ameritrade Holding Corp.	7,700	201,586

		25,728,107

Insurance — 9.1%
ACE Ltd.	12,700	1,188,212
Aflac, Inc.	15,000	929,850
Alleghany Corp. (a)	235	96,268
Allied World Assurance Co. Holdings Ltd.	1,100	109,329
The Allstate Corp.	16,000	808,800
American Financial Group, Inc.	3,500	189,210
American International Group, Inc.	69,702	3,389,608
American National Insurance Co.	2,700	264,708
Aon PLC	460	34,242
Arch Capital Group Ltd. (a)	4,100	221,933
Aspen Insurance Holdings Ltd.	2,400	87,096
Assurant, Inc.	15,290	827,189
Assured Guaranty Ltd.	20,200	378,750
Axis Capital Holdings Ltd.	3,400	147,254
Berkshire Hathaway, Inc. Class B (a)	72,450	8,223,800
Brown & Brown, Inc.	1,100	35,310
The Chubb Corp.	6,660	594,472
Cincinnati Financial Corp.	3,620	170,719

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CNA Financial Corp.	2,500	$95,450
Endurance Specialty Holdings Ltd.	2,400	128,928
Everest Re Group Ltd.	3,130	455,133
Fidelity National Financial, Inc. Class A	5,700	151,620
Genworth Financial, Inc. Class A (a)	36,460	466,323
The Hanover Insurance Group, Inc.	9,300	514,476
The Hartford Financial Services Group, Inc.	17,490	544,289
HCC Insurance Holdings, Inc.	4,470	195,875
ING US, Inc.	4,500	131,445
Kemper Corp.	6,150	206,640
Lincoln National Corp.	13,598	570,980
Loews Corp.	7,520	351,485
Markel Corp. (a)	285	147,565
Marsh & McLennan Cos., Inc.	3,600	156,780
MBIA, Inc. (a)	3,100	31,713
Mercury General Corp.	790	38,165
MetLife, Inc.	36,540	1,715,553
Old Republic International Corp.	9,200	141,680
PartnerRe Ltd.	3,100	283,774
Principal Financial Group, Inc.	15,600	667,992
ProAssurance Corp.	3,800	171,228
The Progressive Corp.	3,300	89,859
Protective Life Corp.	4,180	177,859
Prudential Financial, Inc.	13,200	1,029,336
Reinsurance Group of America, Inc. Class A	2,950	197,621
RenaissanceRe Holdings Ltd.	2,000	181,060
StanCorp Financial Group, Inc.	8,070	444,011
Torchmark Corp.	3,660	264,801
The Travelers Cos., Inc.	9,269	785,733
Unum Group	13,900	423,116
Validus Holdings Ltd.	2,800	103,544
W.R. Berkley Corp.	2,100	90,006
White Mountains Insurance Group Ltd.	353	200,370
XL Group PLC	14,250	439,185

		29,290,345

Investment Companies — 0.1%
American Capital Ltd. (a)	6,900	94,875
Ares Capital Corp.	8,100	140,049

		234,924

Real Estate — 0.2%
The Howard Hughes Corp. (a)	2,330	261,822
Jones Lang LaSalle, Inc.	1,600	139,680
Realogy Holdings Corp. (a)	700	30,114
WP Carey, Inc.	2,600	168,220

		599,836

Real Estate Investment Trusts (REITS) — 2.5%
Alexandria Real Estate Equities, Inc.	1,600	102,160
American Campus Communities, Inc.	100	3,415

	Number of Shares	Value
American Capital Agency Corp.	20,200	$455,914
Annaly Capital Management, Inc.	50,160	580,853
AvalonBay Communities, Inc.	4	508
BioMed Realty Trust, Inc.	1,600	29,744
Boston Properties, Inc.	3,620	386,978
Brandywine Realty Trust	7,200	94,896
BRE Properties, Inc.	2,200	111,672
Camden Property Trust	3,900	239,616
CBL & Associates Properties, Inc.	6,500	124,150
Chimera Investment Corp.	101,900	309,776
CommonWealth	30,967	678,487
Corporate Office Properties Trust	600	13,860
DDR Corp.	8,400	131,964
Douglas Emmett, Inc.	4,700	110,309
Extra Space Storage, Inc.	3,100	141,825
Federal Realty Investment Trust	700	71,015
General Growth Properties, Inc.	11,140	214,891
Hatteras Financial Corp.	8,700	162,777
HCP, Inc.	900	36,855
Health Care, Inc.	3,100	193,378
Home Properties, Inc.	2,300	132,825
Hospitality Properties Trust	4,540	128,482
Host Hotels & Resorts, Inc.	303	5,354
Kilroy Realty Corp.	3,100	154,845
Kimco Realty Corp.	17,000	343,060
Liberty Property Trust	2,170	77,252
The Macerich Co.	6,182	348,912
Mack-Cali Realty Corp.	3,560	78,106
MFA Financial, Inc.	16,000	119,200
Mid-America Apartment Communities, Inc.	100	6,250
National Retail Properties, Inc.	4,300	136,826
Piedmont Office Realty Trust, Inc. Class A	7,600	131,936
Post Properties, Inc.	900	40,518
Prologis, Inc.	385	14,484
Realty Income Corp.	8,500	337,875
Regency Centers Corp.	500	24,175
Retail Properties of America, Inc. Class A	6,000	82,500
Senior Housing Properties Trust	100	2,334
Simon Property Group, Inc.	1,420	210,487
SL Green Realty Corp.	2,100	186,564
Starwood Property Trust, Inc.	8,200	196,554
Two Harbors Investment Corp.	25,400	246,634
UDR, Inc.	1,900	45,030
Ventas, Inc.	6,800	418,200
Vornado Realty Trust	5,358	450,393
Weingarten Realty Investors	5,400	158,382

		8,272,221

Savings & Loans — 0.3%
BankUnited, Inc.	900	28,071
First Niagara Financial Group, Inc.	12,700	131,699

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hudson City Bancorp, Inc.	10,350	$93,667
New York Community Bancorp, Inc.	21,290	321,692
People’s United Financial, Inc.	18,900	271,782
Washington Federal, Inc.	3,716	76,847

		923,758

		95,498,116

Industrial — 10.6%
Aerospace & Defense — 1.8%
Alliant Techsystems, Inc.	4,100	399,996
Exelis, Inc.	60,600	952,026
General Dynamics Corp.	11,280	987,225
L-3 Communications Holdings, Inc.	5,160	487,620
Northrop Grumman Corp.	14,050	1,338,403
Raytheon Co.	15,770	1,215,394
Rockwell Collins, Inc.	3,900	264,654
Spirit AeroSystems Holdings, Inc. Class A (a)	900	21,816
United Technologies Corp.	1,150	123,993

		5,791,127

Building Materials — 0.1%
Fortune Brands Home & Security, Inc.	800	33,304
Owens Corning, Inc. (a)	4,700	178,506

		211,810

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	5,400	349,380
Energizer Holdings, Inc.	8,690	792,094
Hubbell, Inc. Class B	400	41,896
Molex, Inc.	1,200	46,224

		1,229,594

Electronics — 1.3%
Agilent Technologies, Inc.	10,000	512,500
Arrow Electronics, Inc. (a)	8,600	417,358
Avnet, Inc.	6,900	287,799
AVX Corp.	46,200	606,606
Dolby Laboratories, Inc. Class A	1,400	48,314
FLIR Systems, Inc.	9,900	310,860
Garmin Ltd.	3,300	149,127
Gentex Corp/MI	47,300	1,210,407
Jabil Circuit, Inc.	18,500	401,080
PerkinElmer, Inc.	310	11,702
Vishay Intertechnology, Inc. (a)	26,100	336,429

		4,292,182

Engineering & Construction — 0.8%
AECOM Technology Corp. (a)	27,900	872,433
Fluor Corp.	2,200	156,112
Jacobs Engineering Group, Inc. (a)	9,400	546,892
KBR, Inc.	2,400	78,336
McDermott International, Inc. (a)	9,900	73,557
URS Corp.	14,600	784,750

		2,512,080

	Number of Shares	Value
Environmental Controls — 0.2%
Republic Services, Inc.	4,690	$156,458
Waste Connections, Inc.	450	20,435
Waste Management, Inc.	11,340	467,662

		644,555

Hand & Machine Tools — 0.1%
Kennametal, Inc.	2,800	127,680
Snap-on, Inc.	2,030	201,985
Stanley Black & Decker, Inc.	1,635	148,082

		477,747

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	4,300	358,491
CNH Industrial NV (a)	22,585	282,315
Ingersoll-Rand PLC	1,800	116,892
Joy Global, Inc.	4,500	229,680
Terex Corp. (a)	11,500	386,400

		1,373,778

Machinery – Diversified — 0.4%
AGCO Corp.	7,970	481,547
Cummins, Inc.	1,200	159,444
IDEX Corp.	5,000	326,250
Zebra Technologies Corp. Class A (a)	3,600	163,908

		1,131,149

Manufacturing — 3.9%
3M Co.	1,400	167,174
A.O. Smith Corp.	900	40,680
AptarGroup, Inc.	1,000	60,130
Carlisle Cos., Inc.	2,000	140,580
Crane Co.	11,520	710,438
Danaher Corp.	9,600	665,472
Dover Corp.	5,400	485,082
Eaton Corp. PLC	3,072	211,476
General Electric Co.	359,490	8,588,216
Illinois Tool Works, Inc.	7,200	549,144
Leggett & Platt, Inc.	4,610	138,992
Parker Hannifin Corp.	2,810	305,503
Pentair Ltd.	19	1,234
SPX Corp.	1,700	143,888
Teleflex, Inc.	1,020	83,926
Textron, Inc.	4,100	113,201
Trinity Industries, Inc.	4,700	213,145

		12,618,281

Metal Fabricate & Hardware — 0.1%
The Timken Co.	5,000	302,000

Packaging & Containers — 0.2%
Bemis Co., Inc.	760	29,648
Crown Holdings, Inc. (a)	900	38,052
Greif, Inc. Class A	2,216	108,650
Owens-Illinois, Inc. (a)	7,400	222,148
Sonoco Products Co.	4,200	163,548

		562,046

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 0.8%
Con-way, Inc.	11,500	$495,535
CSX Corp.	14,800	380,952
FedEx Corp.	9,530	1,087,468
Norfolk Southern Corp.	3,300	255,255
Ryder System, Inc.	5,390	321,783

		2,540,993

Trucking & Leasing — 0.1%
AMERCO	2,250	414,293
GATX Corp.	1,200	57,024

		471,317

		34,158,659

Technology — 6.7%
Computers — 3.2%
Apple, Inc.	5,700	2,717,475
Brocade Communications Systems, Inc. (a)	66,800	537,740
Computer Sciences Corp.	13,570	702,112
Dell, Inc.	82,200	1,131,894
DST Systems, Inc.	2,200	165,902
EMC Corp.	34,500	881,820
Hewlett-Packard Co.	105,000	2,202,900
Lexmark International, Inc. Class A	21,500	709,500
SanDisk Corp.	6,300	374,913
Synopsys, Inc. (a)	3,800	143,260
Western Digital Corp.	14,100	893,940

		10,461,456

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	45,600	829,464
Xerox Corp.	67,956	699,267

		1,528,731

Semiconductors — 2.0%
Analog Devices, Inc.	5,800	272,890
Applied Materials, Inc.	4,000	70,160
Broadcom Corp. Class A	6,900	179,469
Freescale Semiconductor Ltd. (a)	5,000	83,250
Intel Corp.	131,500	3,013,980
KLA-Tencor Corp.	6,600	401,610
Lam Research Corp. (a)	9,152	468,491
LSI Corp.	16,700	130,594
Marvell Technology Group Ltd.	36,500	419,750
Micron Technology, Inc. (a)	29,800	520,606
NVIDIA Corp.	24,900	387,444
Rovi Corp. (a)	18,200	348,894
Teradyne, Inc. (a)	8,800	145,376

		6,442,514

Software — 1.0%
Activision Blizzard, Inc.	29,600	493,432
Adobe Systems, Inc. (a)	1,500	77,910
CA, Inc.	17,090	507,060

	Number of Shares	Value
Compuware Corp.	190	$2,128
The Dun & Bradstreet Corp.	2,610	271,049
Electronic Arts, Inc. (a)	14,900	380,695
Fidelity National Information Services, Inc.	9,200	427,248
Leidos Holdings, Inc.	13,150	598,588
Science Applications International Corp. (a)	7,514	253,607
VeriFone Systems, Inc. (a)	8,800	201,168

		3,212,885

		21,645,586

Utilities — 5.7%
Electric — 5.1%
The AES Corp.	62,300	827,967
Alliant Energy Corp.	4,300	213,065
Ameren Corp.	2,760	96,158
American Electric Power Co., Inc.	23,530	1,020,025
Calpine Corp. (a)	700	13,601
CenterPoint Energy, Inc.	23,300	558,501
CMS Energy Corp.	13,900	365,848
Consolidated Edison, Inc.	11,060	609,848
DTE Energy Co.	5,510	363,550
Duke Energy Corp.	2,114	141,173
Edison International	16,980	782,099
Entergy Corp.	4,600	290,674
Exelon Corp.	50,675	1,502,007
FirstEnergy Corp.	19,927	726,339
Great Plains Energy, Inc.	9,837	218,381
Hawaiian Electric Industries, Inc.	1,700	42,670
Integrys Energy Group, Inc.	2,040	114,016
MDU Resources Group, Inc.	3,700	103,489
NextEra Energy, Inc.	30,210	2,421,634
Northeast Utilities	11,381	469,466
NRG Energy, Inc.	200	5,466
NV Energy, Inc.	15,100	356,511
OGE Energy Corp.	1,520	54,857
Pepco Holdings, Inc.	6,910	127,559
PG&E Corp.	27,030	1,106,068
Pinnacle West Capital Corp.	4,360	238,666
PPL Corp.	33,100	1,005,578
Public Service Enterprise Group, Inc.	29,200	961,556
SCANA Corp.	4,420	203,497
The Southern Co.	9,850	405,623
TECO Energy, Inc.	8,030	132,816
Westar Energy, Inc.	7,600	232,940
Wisconsin Energy Corp.	10,660	430,451
Xcel Energy, Inc.	15,620	431,268

		16,573,367

Gas — 0.6%
AGL Resources, Inc.	7,060	324,972
Atmos Energy Corp.	4,350	185,266
NiSource, Inc.	3,290	101,628

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sempra Energy	8,710	$745,576
UGI Corp.	6,890	269,606
Vectren Corp.	4,150	138,403

		1,765,451

Water — 0.0%
American Water Works Co., Inc.	1,400	57,792
Aqua America, Inc.	2,625	64,916

		122,708

		18,461,526

TOTAL COMMON STOCK (Cost $293,107,885)		321,461,230

TOTAL EQUITIES (Cost $293,107,885)		321,461,230

TOTAL LONG-TERM INVESTMENTS (Cost $293,107,885)		321,461,230

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (b)	$288,316	288,316

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/13	3,133	3,133

TOTAL SHORT-TERM INVESTMENTS (Cost $291,449)		291,449

TOTAL INVESTMENTS — 99.8% (Cost $293,399,334) (c)		321,752,679

Other Assets/(Liabilities) — 0.2%		695,318

NET ASSETS — 100.0%		$322,447,997

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $288,316. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/28, and an aggregate market value, including accrued interest, of $294,601.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 98.2%
Basic Materials — 3.1%
Chemicals — 0.9%
Air Products & Chemicals, Inc.	10,840	$1,155,219
PPG Industries, Inc.	2,260	377,556

		1,532,775

Mining — 2.2%
Vulcan Materials Co.	78,015	4,041,957

		5,574,732

Communications — 14.2%
Internet — 6.4%
eBay, Inc. (a)	95,910	5,350,819
Facebook, Inc. Class A (a)	65,555	3,293,483
Google, Inc. Class A (a)	3,508	3,072,692

		11,716,994

Media — 4.4%
The McGraw Hill Financial, Inc.	70,880	4,649,019
Time Warner, Inc.	52,650	3,464,897

		8,113,916

Telecommunications — 3.4%
Amdocs Ltd.	38,710	1,418,334
America Movil SAB de CV Series L ADR (Mexico)	58,771	1,164,254
Corning, Inc.	62,304	909,015
QUALCOMM, Inc.	40,383	2,720,199

		6,211,802

		26,042,712

Consumer, Cyclical — 7.4%
Auto Manufacturers — 1.2%
Ford Motor Co.	127,470	2,150,419

Automotive & Parts — 0.7%
Delphi Automotive PLC	22,780	1,330,807

Retail — 5.5%
AutoZone, Inc. (a)	12,956	5,476,890
PVH Corp.	11,430	1,356,627
The TJX Cos., Inc.	56,490	3,185,471

		10,018,988

		13,500,214

Consumer, Non-cyclical — 28.6%
Agriculture — 3.0%
Philip Morris International, Inc.	63,931	5,535,785

Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	19,460	872,197

Commercial Services — 3.2%
The ADT Corp.	29,405	1,195,607
MasterCard, Inc. Class A	1,530	1,029,354

	Number of Shares	Value
Towers Watson & Co. Class A	34,716	$3,713,223

		5,938,184

Foods — 3.4%
The J.M. Smucker Co.	8,119	852,820
Kraft Foods Group, Inc.	45,313	2,376,214
Mondelez International, Inc. Class A	97,070	3,049,939

		6,278,973

Health Care – Products — 3.0%
Covidien PLC	90,039	5,486,977

Health Care – Services — 1.9%
UnitedHealth Group, Inc.	48,010	3,437,996

Household Products — 0.9%
Henkel AG & Co. KGaA	17,715	1,568,916

Pharmaceuticals — 12.7%
AbbVie, Inc.	39,878	1,783,743
Actavis, Inc. (a)	20,854	3,002,976
Allergan, Inc.	40,660	3,677,697
Express Scripts Holding Co. (a)	93,370	5,768,399
Gilead Sciences, Inc. (a)	18,280	1,148,715
Pfizer, Inc.	92,603	2,658,632
Sanofi	18,080	1,833,467
Zoetis, Inc.	108,945	3,390,369

		23,263,998

		52,383,026

Energy — 8.9%
Oil & Gas — 5.4%
Chevron Corp.	50,880	6,181,920
Noble Energy, Inc.	56,450	3,782,715

		9,964,635

Oil & Gas Services — 3.5%
National Oilwell Varco, Inc.	81,782	6,387,992

		16,352,627

Financial — 16.6%
Diversified Financial — 12.5%
CIT Group, Inc. (a)	94,174	4,592,866
Citigroup, Inc.	63,774	3,093,677
CME Group, Inc.	22,285	1,646,416
Discover Financial Services	115,220	5,823,219
JP Morgan Chase & Co.	151,031	7,806,792

		22,962,970

Insurance — 4.1%
American International Group, Inc.	69,350	3,372,491
Lincoln National Corp.	27,270	1,145,067
Marsh & McLennan Cos., Inc.	67,113	2,922,771

		7,440,329

		30,403,299

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 8.2%
Aerospace & Defense — 0.6%
L-3 Communications Holdings, Inc.	10,770	$1,017,765

Electronics — 0.4%
Avnet, Inc.	15,320	638,997

Manufacturing — 2.4%
Tyco International Ltd.	127,450	4,458,201

Transportation — 4.8%
Canadian National Railway Co.	49,860	5,054,308
CSX Corp.	64,869	1,669,728
United Parcel Service, Inc. Class B	23,519	2,148,931

		8,872,967

		14,987,930

Technology — 10.5%
Computers — 8.2%
Apple, Inc.	15,785	7,525,499
International Business Machines Corp.	29,538	5,469,847
Western Digital Corp.	31,906	2,022,840

		15,018,186

Software — 2.3%
Microsoft Corp.	126,740	4,221,709

		19,239,895

Utilities — 0.7%
Electric — 0.7%
Exelon Corp.	42,520	1,260,293

TOTAL COMMON STOCK (Cost $137,172,338)		179,744,728

PREFERRED STOCK — 0.8%
Consumer, Non-cyclical — 0.8%
Household Products — 0.8%
Henkel AG & Co. KGaA 1.260%	14,998	1,545,351

TOTAL PREFERRED STOCK (Cost $1,298,419)		1,545,351

TOTAL EQUITIES (Cost $138,470,757)		181,290,079

TOTAL LONG-TERM INVESTMENTS (Cost $138,470,757)		181,290,079

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (b)	$2,688,463	$2,688,463

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/13	17,921	17,921

TOTAL SHORT-TERM INVESTMENTS (Cost $2,706,384)		2,706,384

TOTAL INVESTMENTS — 100.5% (Cost $141,177,141) (c)		183,996,463

Other Assets/(Liabilities) — (0.5)%		(887,397)

NET ASSETS — 100.0%		$183,109,066

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,688,463. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $2,742,292.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value

EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 2.5%
Chemicals — 2.5%
Ecolab, Inc.	23,640	$2,334,686
PPG Industries, Inc.	29,460	4,921,588

		7,256,274

Communications — 19.3%
Internet — 12.6%
Amazon.com, Inc. (a)	19,668	6,149,004
eBay, Inc. (a)	99,213	5,535,093
Facebook, Inc. Class A (a)	110,460	5,549,510
Google, Inc. Class A (a)	13,230	11,588,289
LinkedIn Corp. (a)	17,390	4,278,983
TripAdvisor, Inc. (a)	40,990	3,108,682

		36,209,561

Media — 4.7%
Twenty-First Century Fox, Inc.	172,100	5,748,140
The Walt Disney Co.	118,630	7,650,449

		13,398,589

Telecommunications — 2.0%
Cisco Systems, Inc.	207,120	4,850,750
QUALCOMM, Inc.	12,550	845,368

		5,696,118

		55,304,268

Consumer, Cyclical — 14.7%
Apparel — 3.5%
Nike, Inc. Class B	78,420	5,696,429
Ralph Lauren Corp.	16,551	2,726,446
VF Corp.	7,730	1,538,657

		9,961,532

Retail — 11.2%
Costco Wholesale Corp.	39,970	4,601,346
CVS Caremark Corp.	73,840	4,190,420
The Home Depot, Inc.	67,050	5,085,743
O’Reilly Automotive, Inc. (a)	30,580	3,901,702
Panera Bread Co. Class A (a)	16,910	2,680,742
Tiffany & Co.	40,350	3,091,617
The TJX Cos., Inc.	99,610	5,617,008
Yum! Brands, Inc.	39,710	2,834,897

		32,003,475

		41,965,007

Consumer, Non-cyclical — 25.3%
Beverages — 2.7%
Brown-Forman Corp. Class B	44,255	3,015,093
SABMiller PLC	90,410	4,608,745

		7,623,838

	Number of Shares	Value
Biotechnology — 7.0%
Amgen, Inc.	28,210	$3,157,827
Biogen Idec, Inc. (a)	30,200	7,270,952
Celgene Corp. (a)	35,949	5,533,630
Vertex Pharmaceuticals, Inc. (a)	53,290	4,040,448

		20,002,857

Commercial Services — 4.5%
MasterCard, Inc. Class A	7,570	5,092,944
United Rentals, Inc. (a)	52,820	3,078,878
Visa, Inc. Class A	24,460	4,674,306

		12,846,128

Foods — 1.6%
The Hershey Co.	12,110	1,120,175
The J.M. Smucker Co.	32,470	3,410,649

		4,530,824

Health Care – Products — 1.7%
Becton, Dickinson & Co.	11,560	1,156,231
Medtronic, Inc.	69,180	3,683,835

		4,840,066

Health Care – Services — 1.0%
UnitedHealth Group, Inc.	41,260	2,954,629

Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	107,670	4,982,968
Gilead Sciences, Inc. (a)	119,900	7,534,516
Novo Nordisk A/S Class B	10,658	1,806,830
Perrigo Co.	9,500	1,172,110
Roche Holding AG	14,616	3,942,778

		19,439,202

		72,237,544

Energy — 5.2%
Oil & Gas — 2.9%
Cabot Oil & Gas Corp.	80,600	3,007,992
Noble Energy, Inc.	35,920	2,406,999
Pioneer Natural Resources Co.	15,600	2,945,280

		8,360,271

Oil & Gas Services — 2.3%
Halliburton Co.	64,900	3,124,935
Oceaneering International, Inc.	42,130	3,422,641

		6,547,576

		14,907,847

Financial — 3.6%
Banks — 0.7%
Northern Trust Corp.	34,150	1,857,419

Diversified Financial — 2.9%
Ameriprise Financial, Inc.	33,390	3,041,161
The Charles Schwab Corp.	151,460	3,201,864

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Goldman Sachs Group, Inc.	13,650	$2,159,567

		8,402,592

		10,260,011

Industrial — 10.7%
Aerospace & Defense — 1.1%
BE Aerospace, Inc. (a)	41,360	3,053,195

Building Materials — 0.7%
Fortune Brands Home & Security, Inc.	49,090	2,043,617

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	41,740	1,920,875

Machinery – Construction & Mining — 1.6%
Ingersoll-Rand PLC	69,690	4,525,669

Manufacturing — 1.5%
Honeywell International, Inc.	50,980	4,233,379

Metal Fabricate & Hardware — 1.3%
Precision Castparts Corp.	17,110	3,888,076

Packaging & Containers — 1.3%
Crown Holdings, Inc. (a)	90,280	3,817,038

Transportation — 2.5%
J.B. Hunt Transport Services, Inc.	38,640	2,818,015
Kansas City Southern	26,490	2,896,946
Union Pacific Corp.	8,990	1,396,507

		7,111,468

		30,593,317

Technology — 18.1%
Computers — 11.0%
Apple, Inc.	36,692	17,492,911
EMC Corp.	252,770	6,460,801
Teradata Corp. (a)	79,270	4,394,729
Western Digital Corp.	46,840	2,969,656

		31,318,097

Semiconductors — 1.4%
Xilinx, Inc.	87,270	4,089,472

Software — 5.7%
Autodesk, Inc. (a)	95,100	3,915,267
Cerner Corp. (a)	85,890	4,513,520
Citrix Systems, Inc. (a)	40,100	2,831,461

	Number of Shares	Value
Salesforce.com, Inc. (a)	98,620	$5,119,364

		16,379,612

		51,787,181

TOTAL COMMON STOCK (Cost $219,918,314)		284,311,449

TOTAL EQUITIES (Cost $219,918,314)		284,311,449

TOTAL LONG-TERM INVESTMENTS (Cost $219,918,314)		284,311,449

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (b)	$1,329,102	1,329,102

TOTAL SHORT-TERM INVESTMENTS (Cost $1,329,102)		1,329,102

TOTAL INVESTMENTS — 99.9% (Cost $221,247,416) (c)		285,640,551

Other Assets/(Liabilities) — 0.1%		251,079

NET ASSETS — 100.0%		$285,891,630

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,329,102. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $1,356,224.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 3.2%
Chemicals — 2.5%
Albemarle Corp.	2,000	$125,880
Celanese Corp. Series A	5,990	316,212
The Dow Chemical Co.	9,900	380,160
E.I. du Pont de Nemours & Co.	27,400	1,604,544
Eastman Chemical Co.	6,196	482,668
Ecolab, Inc.	2,078	205,223
International Flavors & Fragrances, Inc.	2,500	205,750
LyondellBasell Industries NV Class A	22,200	1,625,706
Monsanto Co.	1,050	109,589
NewMarket Corp.	70	20,154
PPG Industries, Inc.	6,270	1,047,466
Praxair, Inc.	1,200	144,252
Rockwood Holdings, Inc.	800	53,520
RPM International, Inc.	1,700	61,540
The Sherwin-Williams Co.	670	122,061
Sigma-Aldrich Corp.	1,570	133,921
The Valspar Corp.	1,900	120,517
W.R. Grace & Co. (a)	7,400	646,760
Westlake Chemical Corp.	4,740	496,088

		7,902,011

Forest Products & Paper — 0.6%
International Paper Co.	21,200	949,760
Rayonier, Inc.	4,565	254,042
Rock-Tenn Co. Class A	7,020	710,916

		1,914,718

Mining — 0.1%
Compass Minerals International, Inc.	1,500	114,405
Royal Gold, Inc.	3,800	184,908
Southern Copper Corp.	402	10,950

		310,263

		10,126,992

Communications — 15.0%
Advertising — 0.2%
Clear Channel Outdoor Holdings, Inc. Class A (a)	600	4,920
The Interpublic Group of Companies, Inc.	1,500	25,770
Lamar Advertising Co. Class A (a)	2,000	94,060
Omnicom Group, Inc.	5,400	342,576

		467,326

Internet — 6.4%
Akamai Technologies, Inc. (a)	3,300	170,610
Amazon.com, Inc. (a)	7,161	2,238,815

	Number of Shares	Value
eBay, Inc. (a)	6,930	$386,625
Equinix, Inc. (a)	20	3,673
Expedia, Inc.	5,400	279,666
F5 Networks, Inc. (a)	2,830	242,701
Facebook, Inc. Class A (a)	69,600	3,496,704
Google, Inc. Class A (a)	8,069	7,067,718
Groupon, Inc. (a)	25,600	286,976
HomeAway, Inc. (a)	2,000	56,000
IAC/InterActiveCorp	1,400	76,538
Liberty Interactive Corp. Class A (a)	1,900	44,593
Liberty Ventures Series A (a)	10,600	934,602
LinkedIn Corp. (a)	2,790	686,507
Netflix, Inc. (a)	2,571	794,979
Priceline.com, Inc. (a)	1,735	1,753,998
Symantec Corp.	28,900	715,275
TripAdvisor, Inc. (a)	3,800	288,192
VeriSign, Inc. (a)	12,440	633,072

		20,157,244

Media — 4.6%
AMC Networks, Inc. (a)	9,600	657,408
Cablevision Systems Corp. Class A	24,500	412,580
CBS Corp. Class B	21,900	1,208,004
Charter Communications, Inc. Class A (a)	510	68,728
Comcast Corp. Class A	107,900	4,871,685
DIRECTV (a)	19,200	1,147,200
Discovery Communications, Inc. Series A (a)	600	50,652
DISH Network Corp. Class A	5,600	252,056
FactSet Research Systems, Inc.	50	5,455
Liberty Global PLC Series A (a)	4,427	351,282
The McGraw Hill Financial, Inc.	5,670	371,895
News Corp. Class A (a)	13,000	208,780
Pandora Media, Inc. (a)	2,600	65,338
Scripps Networks Interactive Class A	2,800	218,708
Sirius XM Radio, Inc.	6,200	23,994
Starz - Liberty Capital (a)	23,700	666,681
Time Warner Cable, Inc.	13,830	1,543,428
Twenty-First Century Fox Class A	27,100	907,850
Viacom, Inc. Class B	14,700	1,228,626
The Walt Disney Co.	4,100	264,409

		14,524,759

Telecommunications — 3.8%
Crown Castle International Corp. (a)	1,100	80,333
Harris Corp.	10,870	644,591
JDS Uniphase Corp. (a)	5,700	83,847
Juniper Networks, Inc. (a)	26,900	534,234
Level 3 Communications, Inc. (a)	400	10,676
Motorola Solutions, Inc.	6,000	356,280
NeuStar, Inc. Class A (a)	17,400	860,952
Palo Alto Networks, Inc. (a)	1,700	77,894

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QUALCOMM, Inc.	47,590	$3,205,663
SBA Communications Corp. Class A (a)	70	5,632
Sprint Corp. (a)	96,200	597,402
tw telecom, Inc. (a)	200	5,973
Verizon Communications, Inc.	113,200	5,281,912
Windstream Corp.	12,570	100,560

		11,845,949

		46,995,278

Consumer, Cyclical — 16.2%
Airlines — 1.2%
Alaska Air Group, Inc.	15,400	964,348
Copa Holdings SA Class A	7,000	970,690
Delta Air Lines, Inc.	35,100	828,009
Southwest Airlines Co.	71,700	1,043,952

		3,806,999

Apparel — 1.0%
Ascena Retail Group, Inc. (a)	2,800	55,804
Carter’s, Inc.	2,400	182,136
Deckers Outdoor Corp. (a)	4,100	270,272
Nike, Inc. Class B	26,680	1,938,035
Ralph Lauren Corp.	1,560	256,979
VF Corp.	3,150	627,007

		3,330,233

Auto Manufacturers — 0.5%
Ford Motor Co.	71,400	1,204,518
Navistar International Corp. (a)	8,300	302,784

		1,507,302

Automotive & Parts — 1.2%
Allison Transmission Holdings, Inc.	200	5,010
BorgWarner, Inc.	4,540	460,311
Delphi Automotive PLC	14,900	870,458
The Goodyear Tire & Rubber Co. (a)	32,000	718,400
Lear Corp.	11,800	844,526
Visteon Corp/New (a)	10,300	779,092
WABCO Holdings, Inc. (a)	2,300	193,798

		3,871,595

Distribution & Wholesale — 0.3%
Fastenal Co.	2,300	115,575
Fossil Group, Inc. (a)	2,040	237,129
Genuine Parts Co.	1,300	105,157
MRC Global, Inc. (a)	2,100	56,280
W.W. Grainger, Inc.	1,280	334,989

		849,130

Entertainment — 1.2%
Bally Technologies, Inc. (a)	16,200	1,167,372
Cinemark Holdings, Inc.	15,800	501,492
International Game Technology	19,200	363,456
Lions Gate Entertainment Corp. (a)	18,800	658,940

	Number of Shares	Value
The Madison Square Garden Co. Class A (a)	2,800	$162,596
Regal Entertainment Group Class A	43,500	825,630
Six Flags Entertainment Corp.	1,200	40,548

		3,720,034

Home Builders — 0.2%
NVR, Inc. (a)	120	110,303
PulteGroup, Inc.	15,100	249,150
Taylor Morrison Home Corp. (a)	400	9,060
Thor Industries, Inc.	3,500	203,140

		571,653

Home Furnishing — 0.2%
Whirlpool Corp.	3,950	578,438

Housewares — 0.1%
Newell Rubbermaid, Inc.	5,700	156,750
The Toro Co.	580	31,523

		188,273

Leisure Time — 0.1%
Harley-Davidson, Inc.	5,100	327,624
Norwegian Cruise Line Holdings Ltd. (a)	200	6,170

		333,794

Lodging — 0.9%
Choice Hotels International, Inc.	100	4,319
Las Vegas Sands Corp.	12,700	843,534
Marriott International, Inc. Class A	3,267	137,410
Starwood Hotels & Resorts Worldwide, Inc.	6,700	445,215
Wyndham Worldwide Corp.	10,000	609,700
Wynn Resorts Ltd.	4,500	711,045

		2,751,223

Retail — 9.1%
Abercrombie & Fitch Co. Class A	14,700	519,939
Advance Auto Parts, Inc.	2,740	226,543
American Eagle Outfitters, Inc.	7,200	100,728
AutoZone, Inc. (a)	1,048	443,021
Bed Bath & Beyond, Inc. (a)	500	38,680
Best Buy Co., Inc.	38,200	1,432,500
Big Lots, Inc. (a)	600	22,254
Brinker International, Inc.	2,100	85,113
Cabela’s, Inc. (a)	1,700	107,151
CarMax, Inc. (a)	13,600	659,192
Chico’s FAS, Inc.	5,500	91,630
Chipotle Mexican Grill, Inc. (a)	493	211,349
Coach, Inc.	2,309	125,910
Copart, Inc. (a)	100	3,179
Costco Wholesale Corp.	7,420	854,190
CVS Caremark Corp.	3,300	187,275
Darden Restaurants, Inc.	300	13,887
Dick’s Sporting Goods, Inc.	400	21,352

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dillard’s, Inc. Class A	3,800	$297,540
Dollar General Corp. (a)	5,300	299,238
Dollar Tree, Inc. (a)	20	1,143
Domino’s Pizza, Inc.	6,200	421,290
DSW, Inc. Class A	4,600	392,472
Dunkin’ Brands Group, Inc.	3,700	167,462
Family Dollar Stores, Inc.	130	9,363
Foot Locker, Inc.	400	13,576
The Gap, Inc.	12,400	499,472
GNC Holdings, Inc. Class A	3,600	196,668
Hanesbrands, Inc.	15,800	984,498
The Home Depot, Inc.	52,700	3,997,295
L Brands, Inc.	5,500	336,050
Lowe’s Cos., Inc.	67,000	3,189,870
Macy’s, Inc.	14,100	610,107
McDonald’s Corp.	21,680	2,085,833
Michael Kors Holdings Ltd. (a)	4,100	305,532
MSC Industrial Direct Co., Inc. Class A	200	16,270
Nordstrom, Inc.	4,600	258,520
Nu Skin Enterprises, Inc. Class A	12,100	1,158,454
O’Reilly Automotive, Inc. (a)	5,790	738,746
Panera Bread Co. Class A (a)	120	19,024
PetSmart, Inc.	2,200	167,772
PVH Corp.	1,110	131,746
Ross Stores, Inc.	2,680	195,104
Sally Beauty Holdings, Inc. (a)	2,100	54,936
Starbucks Corp.	20,000	1,539,400
Target Corp.	7,500	479,850
Tiffany & Co.	4,600	352,452
The TJX Cos., Inc.	15,020	846,978
Tractor Supply Co.	1,800	120,906
Ulta Salon Cosmetics & Fragrance, Inc. (a)	100	11,946
Urban Outfitters, Inc. (a)	2,900	106,633
Wal-Mart Stores, Inc.	22,840	1,689,246
Walgreen Co.	24,400	1,312,720
Williams-Sonoma, Inc.	4,000	224,800
World Fuel Services Corp.	4,900	182,819
Yum! Brands, Inc.	2,740	195,609

		28,755,233

Textiles — 0.0%
Cintas Corp.	500	25,600

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	6,970	328,566
Mattel, Inc.	4,800	200,928

		529,494

		50,819,001

Consumer, Non-cyclical — 26.8%
Agriculture — 2.6%
Altria Group, Inc.	67,870	2,331,335
Archer-Daniels-Midland Co.	23,200	854,688

	Number of Shares	Value
Lorillard, Inc.	9,390	$420,484
Philip Morris International, Inc.	50,970	4,413,492
Reynolds American, Inc.	4,500	219,510

		8,239,509

Beverages — 3.5%
Brown-Forman Corp. Class B	987	67,244
The Coca-Cola Co.	114,460	4,335,745
Coca-Cola Enterprises, Inc.	8,500	341,785
Constellation Brands, Inc. Class A (a)	6,000	344,400
Dr. Pepper Snapple Group, Inc.	4,000	179,280
Green Mountain Coffee Roasters, Inc. (a)	13,900	1,047,087
Monster Beverage Corp. (a)	600	31,350
PepsiCo, Inc.	58,023	4,612,829

		10,959,720

Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc. (a)	1,540	178,886
Alkermes PLC (a)	12,300	413,526
Amgen, Inc.	33,840	3,788,050
Biogen Idec, Inc. (a)	4,140	996,746
Celgene Corp. (a)	18,420	2,835,391
Charles River Laboratories International, Inc. (a)	1,300	60,138
Illumina, Inc. (a)	6,000	484,980
Life Technologies Corp. (a)	4,145	310,170
Myriad Genetics, Inc. (a)	20,000	470,000
Regeneron Pharmaceuticals, Inc. (a)	270	84,475
Vertex Pharmaceuticals, Inc. (a)	700	53,074

		9,675,436

Commercial Services — 5.2%
Aaron’s, Inc.	2,750	76,175
Alliance Data Systems Corp. (a)	1,660	351,040
Automatic Data Processing, Inc.	12,280	888,827
Avis Budget Group, Inc. (a)	10,900	314,247
Booz Allen Hamilton Holding Corp.	45,900	886,788
Corrections Corporation of America	3,800	131,290
Donnelley (R.R.) & Sons Co.	58,900	930,620
Equifax, Inc.	1,800	107,730
FleetCor Technologies, Inc. (a)	1,600	176,256
Gartner, Inc. (a)	1,400	84,000
Genpact Ltd. (a)	7,000	132,160
Global Payments, Inc.	3,050	155,794
H&R Block, Inc.	40,700	1,085,062
Hertz Global Holdings, Inc. (a)	24,900	551,784
Iron Mountain, Inc.	1,999	54,013
KAR Auction Services, Inc.	600	16,926
Lender Processing Services, Inc.	1,000	33,270
MasterCard, Inc. Class A	3,736	2,513,506
McKesson Corp.	12,560	1,611,448
Moody’s Corp.	6,000	421,980
Morningstar, Inc.	1,500	118,890
Paychex, Inc.	3,600	146,304

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Robert Half International, Inc.	4,100	$160,023
Service Corp. International	35,500	661,010
Total System Services, Inc.	17,300	508,966
United Rentals, Inc. (a)	7,100	413,859
Vantiv, Inc. (a)	3,200	89,408
Verisk Analytics, Inc. Class A (a)	600	38,976
Visa, Inc. Class A	17,000	3,248,700
Weight Watchers International, Inc.	600	22,422
Western Union Co.	26,920	502,327

		16,433,801

Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	18,500	381,100
Colgate-Palmolive Co.	27,180	1,611,774
The Estee Lauder Cos., Inc. Class A	1,960	137,004

		2,129,878

Foods — 2.3%
Campbell Soup Co.	1,200	48,852
ConAgra Foods, Inc.	5,100	154,734
Flowers Foods, Inc.	1,500	32,160
General Mills, Inc.	25,560	1,224,835
The Hershey Co.	4,400	407,000
Hillshire Brands Co.	4,980	153,085
Hormel Foods Corp.	6,100	256,932
Ingredion, Inc.	700	46,319
The J.M. Smucker Co.	880	92,435
Kellogg Co.	3,440	202,031
Kraft Foods Group, Inc.	30,666	1,608,125
The Kroger Co.	42,160	1,700,735
McCormick & Co., Inc.	700	45,290
Pinnacle Foods, Inc.	700	18,529
Safeway, Inc.	25,000	799,750
Sysco Corp.	1,200	38,196
WhiteWave Foods Co. Class A (a)	2,423	48,388
Whole Foods Market, Inc.	5,800	339,300

		7,216,696

Health Care – Products — 2.1%
Baxter International, Inc.	26,220	1,722,392
Becton, Dickinson & Co.	7,810	781,156
C.R. Bard, Inc.	1,650	190,080
The Cooper Cos., Inc.	1,380	178,972
Edwards Lifesciences Corp. (a)	1,820	126,727
Henry Schein, Inc. (a)	2,590	268,583
Hologic, Inc. (a)	2,800	57,820
IDEXX Laboratories, Inc. (a)	800	79,720
Intuitive Surgical, Inc. (a)	46	17,308
Johnson & Johnson	17,180	1,489,334
ResMed, Inc.	5,900	311,638
St. Jude Medical, Inc.	10,840	581,458
Stryker Corp.	9,000	608,310
Techne Corp.	840	67,250
Varian Medical Systems, Inc. (a)	1,100	82,203

	Number of Shares	Value
Zimmer Holdings, Inc.	400	$32,856

		6,595,807

Health Care – Services — 1.3%
Aetna, Inc.	14,500	928,290
Catamaran Corp. (a)	5,960	273,862
Cigna Corp.	13,900	1,068,354
Community Health Systems, Inc.	2,700	112,050
Covance, Inc. (a)	100	8,646
DaVita HealthCare Partners, Inc. (a)	4,660	265,154
HCA Holdings, Inc.	600	25,650
Health Management Associates, Inc. Class A (a)	13,000	166,400
Laboratory Corporation of America Holdings (a)	1,610	159,615
MEDNAX, Inc. (a)	1,600	160,640
Quest Diagnostics, Inc.	1,300	80,327
Tenet Healthcare Corp. (a)	8,100	333,639
Universal Health Services, Inc. Class B	5,200	389,948

		3,972,575

Household Products — 0.8%
Avery Dennison Corp.	13,000	565,760
Church & Dwight Co., Inc.	1,260	75,663
The Clorox Co.	3,480	284,386
Jarden Corp. (a)	7,650	370,260
Kimberly-Clark Corp.	10,710	1,009,096
Tupperware Brands Corp.	2,500	215,925

		2,521,090

Pharmaceuticals — 5.2%
AbbVie, Inc.	98,800	4,419,324
Allergan, Inc.	7,820	707,319
AmerisourceBergen Corp.	13,700	837,070
BioMarin Pharmaceutical, Inc. (a)	3,200	231,104
Bristol-Myers Squibb Co.	11,900	550,732
Cubist Pharmaceuticals, Inc. (a)	2,600	165,230
DENTSPLY International, Inc.	1,950	84,649
Eli Lilly & Co.	14,520	730,792
Endo Health Solutions, Inc. (a)	15,200	690,688
Express Scripts Holding Co. (a)	16,380	1,011,956
Gilead Sciences, Inc. (a)	36,200	2,274,808
Herbalife Ltd.	11,180	780,029
Jazz Pharmaceuticals Plc (a)	11,300	1,039,261
Mead Johnson Nutrition Co.	5,400	401,004
Mylan, Inc. (a)	13,400	511,478
Onyx Pharmaceuticals, Inc. (a)	100	12,467
Patterson Cos., Inc.	1,700	68,340
Perrigo Co.	350	43,183
Pharmacyclics, Inc. (a)	1,420	196,556
Salix Pharmaceuticals Ltd. (a)	4,900	327,712
Sirona Dental Systems, Inc. (a)	2,400	160,632
United Therapeutics Corp. (a)	9,900	780,615

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Warner Chilcott PLC Class A	8,500	$194,225

		16,219,174

		83,963,686

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	11,100	302,364

Energy — 4.4%
Oil & Gas — 2.2%
Anadarko Petroleum Corp.	10,600	985,694
Atwood Oceanics, Inc. (a)	2,000	110,080
Cabot Oil & Gas Corp.	9,600	358,272
Cheniere Energy, Inc. (a)	7,700	262,878
Cobalt International Energy, Inc. (a)	400	9,944
Continental Resources, Inc. (a)	600	64,356
CVR Energy, Inc.	26,500	1,020,780
EOG Resources, Inc.	9,300	1,574,304
EQT Corp.	3,100	275,032
Gulfport Energy Corp. (a)	5,700	366,738
Noble Energy, Inc.	2,440	163,504
Oasis Petroleum, Inc. (a)	3,900	191,607
Pioneer Natural Resources Co.	3,300	623,040
Questar Corp.	900	20,241
Seadrill Ltd.	10,800	486,864
SM Energy Co.	2,100	162,099
Southwestern Energy Co. (a)	4,100	149,158
Whiting Petroleum Corp. (a)	500	29,925

		6,854,516

Oil & Gas Services — 2.0%
Cameron International Corp. (a)	80	4,670
Dresser-Rand Group, Inc. (a)	70	4,368
Dril-Quip, Inc. (a)	1,560	179,010
FMC Technologies, Inc. (a)	400	22,168
Halliburton Co.	37,100	1,786,365
Oceaneering International, Inc.	2,900	235,596
RPC, Inc.	43,303	669,897
Schlumberger Ltd.	39,900	3,525,564

		6,427,638

Pipelines — 0.2%
Kinder Morgan, Inc.	8,054	286,481
ONEOK, Inc.	4,100	218,612
The Williams Cos., Inc.	3,200	116,352

		621,445

		13,903,599

Financial — 5.3%
Banks — 0.0%
Signature Bank (a)	100	9,152

Diversified Financial — 2.5%
Affiliated Managers Group, Inc. (a)	1,860	339,710
American Express Co.	34,200	2,582,784
Ameriprise Financial, Inc.	7,200	655,776

	Number of Shares	Value
Artisan Partners Asset Management, Inc.	2,749	$143,938
BlackRock, Inc.	1,760	476,291
CBOE Holdings, Inc.	6,300	284,949
Eaton Vance Corp.	3,500	135,905
Federated Investors, Inc. Class B	1,780	48,345
Franklin Resources, Inc.	14,590	737,525
IntercontinentalExchange, Inc. (a)	1,140	206,819
Lazard Ltd. Class A	2,700	97,254
LPL Financial Holdings, Inc.	1,400	53,634
Nationstar Mortgage Holdings, Inc. (a)	12,400	697,252
Ocwen Financial Corp. (a)	6,000	334,620
T. Rowe Price Group, Inc.	6,500	467,545
Waddell & Reed Financial, Inc. Class A	7,100	365,508

		7,627,855

Insurance — 2.2%
Allied World Assurance Co. Holdings Ltd.	5,100	506,889
American Financial Group, Inc.	8,300	448,698
Aon PLC	6,700	498,748
Arch Capital Group Ltd. (a)	5,000	270,650
Arthur J. Gallagher & Co.	3,200	139,680
Axis Capital Holdings Ltd.	6,700	290,177
Brown & Brown, Inc.	5,000	160,500
The Chubb Corp.	7,600	678,376
Endurance Specialty Holdings Ltd.	9,900	531,828
Erie Indemnity Co. Class A	90	6,522
The Hanover Insurance Group, Inc.	19,100	1,056,612
Marsh & McLennan Cos., Inc.	10,600	461,630
The Progressive Corp.	19,000	517,370
Prudential Financial, Inc.	8,700	678,426
The Travelers Cos., Inc.	7,300	618,821
Validus Holdings Ltd.	3,400	125,732

		6,990,659

Real Estate — 0.1%
CBRE Group, Inc. (a)	12,700	293,751
Realogy Holdings Corp. (a)	100	4,302
The St. Joe Co. (a)	300	5,886

		303,939

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp.	315	23,351
Apartment Investment & Management Co. Class A	1,400	39,116
Boston Properties, Inc.	930	99,417
Digital Realty Trust, Inc.	100	5,310
Equity Lifestyle Properties, Inc.	3,000	102,510
Extra Space Storage, Inc.	300	13,725
Federal Realty Investment Trust	1,030	104,493
OMEGA Healthcare Investors, Inc.	3,800	113,506
Plum Creek Timber Co., Inc.	3,100	145,173

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Public Storage	360	$57,798
Regency Centers Corp.	2,100	101,535
Simon Property Group, Inc.	2,329	345,228
Tanger Factory Outlet Centers, Inc.	500	16,325
Ventas, Inc.	2,700	166,050
Weyerhaeuser Co.	8,300	237,629

		1,571,166

		16,502,771

Industrial — 12.1%
Aerospace & Defense — 2.6%
BE Aerospace, Inc. (a)	2,600	191,932
The Boeing Co.	32,040	3,764,700
Lockheed Martin Corp.	10,950	1,396,673
Rockwell Collins, Inc.	4,400	298,584
Spirit AeroSystems Holdings, Inc. Class A (a)	500	12,120
TransDigm Group, Inc.	250	34,675
United Technologies Corp.	22,170	2,390,369

		8,089,053

Building Materials — 0.2%
Armstrong World Industries, Inc. (a)	800	43,968
Eagle Materials, Inc.	500	36,275
Fortune Brands Home & Security, Inc.	4,700	195,661
Lennox International, Inc.	1,410	106,117
Martin Marietta Materials, Inc.	1,040	102,097
Masco Corp.	9,500	202,160

		686,278

Electrical Components & Equipment — 0.4%
AMETEK, Inc.	4,075	187,532
The Babcock & Wilcox Co.	3,400	114,648
Emerson Electric Co.	12,610	815,867
Hubbell, Inc. Class B	900	94,266

		1,212,313

Electronics — 1.0%
Agilent Technologies, Inc.	11,920	610,900
Amphenol Corp. Class A	3,500	270,830
Dolby Laboratories, Inc. Class A	930	32,094
FLIR Systems, Inc.	17,900	562,060
Gentex Corp/MI	50,060	1,281,036
Mettler-Toledo International, Inc. (a)	160	38,414
Trimble Navigation Ltd. (a)	1,220	36,246
Waters Corp. (a)	3,140	333,500

		3,165,080

Engineering & Construction — 0.7%
AECOM Technology Corp. (a)	47,400	1,482,198
Chicago Bridge & Iron Co. NV	5,000	338,850
Fluor Corp.	4,300	305,128

		2,126,176

	Number of Shares	Value
Environmental Controls — 0.1%
Clean Harbors, Inc. (a)	700	$41,062
Stericycle, Inc. (a)	360	41,544
Waste Connections, Inc.	3,400	154,394

		237,000

Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	6,000	399,720
Snap-on, Inc.	300	29,850

		429,570

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	1,590	132,558
Ingersoll-Rand PLC	7,800	506,532

		639,090

Machinery – Diversified — 1.4%
Cummins, Inc.	5,700	757,359
Deere & Co.	8,600	699,954
Flowserve Corp.	4,390	273,892
Graco, Inc.	1,900	140,714
IDEX Corp.	6,850	446,962
The Manitowoc Co., Inc.	45,200	885,016
Nordson Corp.	2,200	161,986
Rockwell Automation, Inc.	5,300	566,782
Roper Industries, Inc.	1,870	248,467
Wabtec Corp.	2,800	176,036
Zebra Technologies Corp. Class A (a)	1,750	79,678

		4,436,846

Manufacturing — 2.0%
3M Co.	6,920	826,317
A.O. Smith Corp.	8,900	402,280
AptarGroup, Inc.	1,500	90,195
Carlisle Cos., Inc.	200	14,058
Colfax Corp. (a)	5,900	333,291
Crane Co.	11,900	733,873
Danaher Corp.	3,420	237,074
Donaldson Co., Inc.	200	7,626
Dover Corp.	7,000	628,810
Honeywell International, Inc.	24,660	2,047,767
Illinois Tool Works, Inc.	4,600	350,842
ITT Corp.	13,400	481,730
Pall Corp.	3,300	254,232

		6,408,095

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	210	47,720
Valmont Industries, Inc.	4,790	665,379

		713,099

Packaging & Containers — 1.0%
Ball Corp.	4,400	197,472
Crown Holdings, Inc. (a)	5,800	245,224
Greif, Inc. Class A	6,001	294,229
Owens-Illinois, Inc. (a)	9,100	273,182

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging Corporation of America	18,000	$1,027,620
Sealed Air Corp.	38,100	1,035,939
Silgan Holdings, Inc.	2,500	117,500

		3,191,166

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	11,900	802,060

Transportation — 1.4%
C.H. Robinson Worldwide, Inc.	300	17,868
Con-way, Inc.	16,500	710,985
CSX Corp.	17,900	460,746
Expeditors International of Washington, Inc.	2,700	118,962
J.B. Hunt Transport Services, Inc.	100	7,293
Kansas City Southern	610	66,709
Kirby Corp. (a)	1,140	98,667
Landstar System, Inc.	1,060	59,339
Norfolk Southern Corp.	200	15,470
Union Pacific Corp.	13,120	2,038,061
United Continental Holdings, Inc. (a)	17,455	536,043
United Parcel Service, Inc. Class B	3,100	283,247

		4,413,390

Trucking & Leasing — 0.5%
AMERCO	8,010	1,474,881

		38,024,097

Technology — 16.8%
Computers — 7.5%
3D Systems Corp. (a)	3,700	199,763
Accenture PLC Class A	21,800	1,605,352
Apple, Inc.	23,269	11,093,496
Cadence Design Systems, Inc. (a)	9,400	126,900
DST Systems, Inc.	2,320	174,951
EMC Corp.	44,980	1,149,689
IHS, Inc. Class A (a)	200	22,836
International Business Machines Corp.	35,700	6,610,926
Jack Henry & Associates, Inc.	7,500	387,075
MICROS Systems, Inc. (a)	600	29,964
NCR Corp. (a)	5,160	204,388
NetApp, Inc.	23,160	987,079
Riverbed Technology, Inc. (a)	5,100	74,409
SanDisk Corp.	14,100	839,091
Teradata Corp. (a)	2,200	121,968

		23,627,887

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	43,500	791,265

Semiconductors — 2.6%
Advanced Micro Devices, Inc. (a)	13,900	52,820
Altera Corp.	800	29,728
Analog Devices, Inc.	3,880	182,554
Applied Materials, Inc.	8,700	152,598

	Number of Shares	Value
Avago Technologies Ltd.	4,000	$172,480
Broadcom Corp. Class A	5,400	140,454
Cree, Inc. (a)	4,800	288,912
Freescale Semiconductor Ltd. (a)	28,300	471,195
Intel Corp.	14,900	341,508
Lam Research Corp. (a)	18,700	957,253
Linear Technology Corp.	12,920	512,407
LSI Corp.	60,900	476,238
Maxim Integrated Products, Inc.	600	17,880
Microchip Technology, Inc.	7,000	282,030
ON Semiconductor Corp. (a)	17,600	128,480
Rovi Corp. (a)	54,400	1,042,848
Silicon Laboratories, Inc. (a)	1,400	59,794
Skyworks Solutions, Inc. (a)	3,000	74,520
Texas Instruments, Inc.	51,950	2,092,026
Xilinx, Inc.	14,110	661,195

		8,136,920

Software — 6.5%
Adobe Systems, Inc. (a)	5,950	309,043
ANSYS, Inc. (a)	4,700	406,644
Autodesk, Inc. (a)	1,250	51,462
Broadridge Financial Solutions, Inc.	4,260	135,255
Cerner Corp. (a)	1,700	89,335
Citrix Systems, Inc. (a)	3,100	218,891
The Dun & Bradstreet Corp.	4,420	459,017
Electronic Arts, Inc. (a)	19,300	493,115
Fidelity National Information Services, Inc.	3,800	176,472
Fiserv, Inc. (a)	4,950	500,197
Informatica Corp. (a)	4,600	179,262
Intuit, Inc.	6,760	448,256
Microsoft Corp.	297,460	9,908,393
MSCI, Inc. (a)	1,000	40,260
NetSuite, Inc. (a)	1,020	110,099
Oracle Corp.	169,100	5,609,047
Red Hat, Inc. (a)	4,700	216,858
Salesforce.com, Inc. (a)	4,740	246,053
SEI Investments Co.	1,800	55,638
Solarwinds, Inc. (a)	1,900	66,614
Solera Holdings, Inc.	2,900	153,323
Splunk, Inc. (a)	3,100	186,124
VMware, Inc. Class A (a)	2,480	200,632

		20,259,990

		52,816,062

Utilities — 0.1%
Electric — 0.1%
ITC Holdings Corp.	2,400	225,264

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.0%
Aqua America, Inc.	8,125	$200,931

		426,195

TOTAL COMMON STOCK (Cost $286,488,632)		313,880,045

TOTAL EQUITIES (Cost $286,488,632)		313,880,045

TOTAL LONG-TERM INVESTMENTS (Cost $286,488,632)		313,880,045

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (b)	$451,775	451,775

TOTAL SHORT-TERM INVESTMENTS (Cost $451,775)		451,775

TOTAL INVESTMENTS — 100.2% (Cost $286,940,407) (c)		314,331,820

Other Assets/(Liabilities) — (0.2)%		(530,689)

NET ASSETS — 100.0%		$313,801,131

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $451,775. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/28, and an aggregate market value, including accrued interest, of $462,648.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 6.0%
Chemicals — 2.5%
A. Schulman, Inc.	54,031	$1,591,753
Cytec Industries, Inc.	16,977	1,381,249
W.R. Grace & Co. (a)	15,978	1,396,477

		4,369,479

Forest Products & Paper — 1.6%
P.H. Glatfelter Co.	103,759	2,808,756

Mining — 1.9%
Century Aluminum Co. (a)	151,510	1,219,656
Kaiser Aluminum Corp.	27,920	1,989,300

		3,208,956

		10,387,191

Communications — 3.9%
Internet — 2.0%
FireEye, Inc. (a)	2,360	98,011
Liquidity Services, Inc. (a) (b)	23,770	797,721
TIBCO Software, Inc. (a)	38,779	992,355
Web.com Group, Inc. (a)	48,380	1,564,609

		3,452,696

Telecommunications — 1.9%
Finisar Corp. (a)	141,537	3,202,982

		6,655,678

Consumer, Cyclical — 12.4%
Airlines — 0.5%
Spirit Airlines, Inc. (a)	26,240	899,245

Automotive & Parts — 2.6%
Dana Holding Corp.	197,528	4,511,539

Distribution & Wholesale — 0.5%
Pool Corp.	15,912	893,141

Home Builders — 0.5%
Toll Brothers, Inc. (a)	26,723	866,627

Retail — 6.6%
Brinker International, Inc.	39,230	1,589,992
Dunkin’ Brands Group, Inc.	30,654	1,387,400
Nu Skin Enterprises, Inc. Class A	26,920	2,577,321
Pier 1 Imports, Inc.	113,733	2,220,068
Signet Jewelers Ltd.	22,890	1,640,068
Texas Roadhouse, Inc.	73,700	1,936,836

		11,351,685

Storage & Warehousing — 1.7%
Mobile Mini, Inc. (a)	45,050	1,534,403
Wesco Aircraft Holdings, Inc. (a)	63,430	1,327,590

		2,861,993

		21,384,230

	Number of Shares	Value
Consumer, Non-cyclical — 21.6%
Biotechnology — 0.8%
Avant Immunotherapeutics, Inc. (a)	26,130	$925,786
Foundation Medicine, Inc. (a)	1,770	70,163
Merrimack Pharmaceuticals, Inc. (a) (b)	79,860	303,468

		1,299,417

Commercial Services — 9.5%
KAR Auction Services, Inc.	122,480	3,455,161
Korn/Ferry International (a)	126,743	2,712,300
LifeLock, Inc. (a) (b)	124,370	1,844,407
MAXIMUS, Inc.	39,928	1,798,357
Monro Muffler Brake, Inc.	24,842	1,154,904
Robert Half International, Inc.	94,871	3,702,815
Team Health Holdings, Inc. (a)	48,140	1,826,432

		16,494,376

Foods — 1.5%
Flowers Foods, Inc.	118,340	2,537,210

Health Care – Products — 1.1%
Dexcom, Inc. (a)	52,790	1,490,262
Spectranetics Corp. (a)	21,630	362,951

		1,853,213

Health Care – Services — 4.3%
HealthSouth Corp.	92,553	3,191,227
Vanguard Health Systems, Inc. (a)	51,190	1,075,502
WellCare Health Plans, Inc. (a)	44,836	3,126,863

		7,393,592

Household Products — 0.9%
Acco Brands Corp. (a)	247,000	1,640,080

Pharmaceuticals — 3.5%
AcelRx Pharmaceuticals, Inc. (a)	36,780	396,121
Keryx Biopharmaceuticals, Inc. (a) (b)	97,600	985,760
Medivation, Inc. (a)	12,530	751,048
Questcor Pharmaceuticals, Inc.	17,865	1,036,170
Santarus, Inc. (a)	92,925	2,097,317
Sarepta Therapeutics, Inc. (a) (b)	17,560	829,359

		6,095,775

		37,313,663

Energy — 6.3%
Energy – Alternate Sources — 1.2%
Renewable Energy Group, Inc. (a)	137,112	2,077,247

Oil & Gas — 4.1%
EPL Oil & Gas, Inc. (a)	108,665	4,032,558
Western Refining, Inc. (b)	100,550	3,020,522

		7,053,080

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 1.0%
Phillips 66 Partners LP (a)	58,000	$1,784,080

		10,914,407

Financial — 23.2%
Banks — 3.0%
CapitalSource, Inc.	165,972	1,971,747
FirstMerit Corp.	77,469	1,681,852
Webster Financial Corp.	60,550	1,545,842

		5,199,441

Diversified Financial — 4.0%
Financial Engines, Inc.	68,404	4,065,934
Ocwen Financial Corp. (a)	20,534	1,145,181
WisdomTree Investments, Inc. (a)	144,010	1,671,956

		6,883,071

Insurance — 0.7%
AmTrust Financial Services, Inc. (b)	33,788	1,319,759

Investment Companies — 1.8%
Home Loan Servicing Solutions Ltd.	142,180	3,129,382

Real Estate Investment Trusts (REITS) — 9.6%
Apollo Commercial Real Estate Finance, Inc.	118,342	1,807,082
Ares Commercial Real Estate Corp. (b)	48,499	602,843
Chatham Lodging Trust	93,735	1,674,107
Hatteras Financial Corp.	121,575	2,274,668
LaSalle Hotel Properties	135,396	3,861,494
Mid-America Apartment Communities, Inc.	39,171	2,448,187
Redwood Trust, Inc. (b)	95,240	1,875,276
Starwood Property Trust, Inc.	85,646	2,052,935

		16,596,592

Savings & Loans — 4.1%
BankUnited, Inc.	64,318	2,006,078
First Niagara Financial Group, Inc.	249,410	2,586,382
Flagstar Bancorp, Inc. (a)	74,350	1,097,406
Oritani Financial Corp.	81,288	1,338,001

		7,027,867

		40,156,112

Industrial — 13.5%
Building Materials — 1.1%
Boise Cascade Co. (a)	69,330	1,868,444

Electrical Components & Equipment — 1.2%
General Cable Corp.	23,600	749,300
Greatbatch, Inc. (a)	37,732	1,284,020

		2,033,320

Electronics — 1.5%
Imax Corp. (a) (b)	86,051	2,602,182

	Number of Shares	Value
Engineering & Construction — 1.7%
AECOM Technology Corp. (a)	42,266	$1,321,658
KBR, Inc.	51,196	1,671,037

		2,992,695

Environmental Controls — 1.8%
Waste Connections, Inc.	66,634	3,025,850

Machinery – Diversified — 1.2%
Wabtec Corp.	33,752	2,121,988

Packaging & Containers — 1.0%
Packaging Corporation of America	30,339	1,732,054

Transportation — 2.7%
Hub Group, Inc. Class A (a)	35,357	1,387,055
Old Dominion Freight Line, Inc. (a)	43,181	1,985,894
Swift Transportation Co. (a)	63,069	1,273,363

		4,646,312

Trucking & Leasing — 1.3%
The Greenbrier Cos., Inc. (a)	89,870	2,222,485

		23,245,330

Technology — 9.6%
Computers — 2.1%
Fortinet, Inc. (a)	108,157	2,191,261
j2 Global, Inc.	28,726	1,422,511

		3,613,772

Semiconductors — 3.8%
Cavium, Inc. (a)	55,410	2,282,892
Semtech Corp. (a)	65,259	1,957,117
Skyworks Solutions, Inc. (a)	92,188	2,289,950

		6,529,959

Software — 3.7%
Guidewire Software, Inc. (a)	56,850	2,678,203
Infoblox, Inc. (a)	20,430	854,383
Servicenow, Inc. (a)	31,830	1,653,569
Splunk, Inc. (a)	21,753	1,306,050

		6,492,205

		16,635,936

Utilities — 1.1%
Gas — 0.6%
PAA Natural Gas Storage LP	43,170	1,005,429

Water — 0.5%
Aqua America, Inc.	37,763	933,879

		1,939,308

TOTAL COMMON STOCK (Cost $134,271,116)		168,631,855

TOTAL EQUITIES (Cost $134,271,116)		168,631,855

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 6.8%
Diversified Financial — 6.8%
State Street Navigator Securities Lending Prime Portfolio (c)	11,743,903	$11,743,903

TOTAL MUTUAL FUNDS (Cost $11,743,903)		11,743,903

TOTAL LONG-TERM INVESTMENTS (Cost $146,015,019)		180,375,758

	Principal Amount
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (d)	$5,840,111	5,840,111

TOTAL SHORT-TERM INVESTMENTS (Cost $5,840,111)		5,840,111

TOTAL INVESTMENTS — 107.8% (Cost $151,855,130) (e)		186,215,869

Other Assets/(Liabilities) — (7.8)%		(13,513,319)

NET ASSETS — 100.0%		$172,702,550

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $11,435,142. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $5,840,112. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 8/15/29, and an aggregate market value, including accrued interest, of $5,957,975.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 96.5%
Basic Materials — 1.0%
Chemicals — 1.0%
Linde AG	19,698	$3,903,529

Communications — 16.2%
Internet — 5.5%
eBay, Inc. (a)	152,280	8,495,701
Facebook, Inc. Class A (a)	90,620	4,552,749
Google, Inc. Class A (a)	10,420	9,126,982

		22,175,432

Media — 5.1%
Grupo Televisa SAB Sponsored ADR (Mexico)	116,900	3,267,355
The McGraw Hill Financial, Inc.	111,090	7,286,393
The Walt Disney Co.	120,180	7,750,408
Zee Entertainment Enterprises Ltd.	556,600	2,043,581

		20,347,737

Telecommunications — 5.6%
Juniper Networks, Inc. (a)	155,500	3,088,230
KDDI Corp. (b)	126,646	6,518,936
Telefonaktiebolaget LM Ericsson Class B	966,654	12,875,083

		22,482,249

		65,005,418

Consumer, Cyclical — 7.9%
Apparel — 1.1%
Tod’s SpA	22,651	4,247,165

Entertainment — 0.4%
Gtech SpA	61,007	1,742,342

Retail — 6.3%
Inditex SA	46,825	7,235,790
Kering	33,300	7,466,370
McDonald’s Corp.	57,300	5,512,833
Tiffany & Co.	63,980	4,902,148

		25,117,141

Textiles — 0.1%
Brunello Cucinelli SpA	14,676	477,012

		31,583,660

Consumer, Non-cyclical — 19.1%
Beverages — 1.9%
Companhia de Bebidas das Americas ADR (Brazil)	78,700	3,018,145
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	46,673	4,531,482

		7,549,627

	Number of Shares	Value
Biotechnology — 1.4%
Biogen Idec, Inc. (a)	8,390	$2,019,976
Vertex Pharmaceuticals, Inc. (a)	48,490	3,676,512

		5,696,488

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	116,530	6,910,229

Foods — 2.6%
Nestle SA	61,504	4,307,871
Unilever PLC	154,932	5,983,736

		10,291,607

Health Care – Products — 1.6%
St. Jude Medical, Inc.	39,800	2,134,872
Zimmer Holdings, Inc.	48,980	4,023,217

		6,158,089

Health Care – Services — 3.6%
Aetna, Inc.	97,330	6,231,066
WellPoint, Inc.	99,670	8,333,409

		14,564,475

Pharmaceuticals — 6.3%
Allergan, Inc.	28,450	2,573,303
Bayer AG	50,198	5,919,057
Gilead Sciences, Inc. (a)	70,930	4,457,241
Medivation, Inc. (a)	19,850	1,189,809
Roche Holding AG	17,318	4,671,664
Shire Ltd.	74,230	2,972,195
Theravance, Inc. (a) (b)	83,580	3,417,586
ThromboGenics NV (a) (b)	2,246	58,310

		25,259,165

		76,429,680

Diversified — 2.1%
Holding Company – Diversified — 2.1%
LVMH Moet Hennessy Louis Vuitton SA	42,420	8,360,318

Energy — 3.4%
Oil & Gas — 0.8%
Repsol YPF SA	133,249	3,314,391

Oil & Gas Services — 2.6%
Technip SA	61,810	7,260,103
Transocean Ltd.	65,382	2,909,499

		10,169,602

		13,483,993

Financial — 18.3%
Banks — 6.4%
Banco Bilbao Vizcaya Argentaria SA	456,814	5,132,080
Deutsche Bank AG	134,599	6,180,201
ICICI Bank Ltd. Sponsored ADR (India)	137,200	4,181,856

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Itau Unibanco Holding SA Sponsored ADR (Brazil)	243,791	$3,442,329
Societe Generale SA	55,520	2,768,903
Sumitomo Mitsui Financial Group, Inc. (b)	84,100	4,082,884

		25,788,253

Diversified Financial — 6.5%
BM&F BOVESPA SA	559,300	3,124,186
Citigroup, Inc.	93,130	4,517,736
Credit Suisse Group	123,249	3,776,750
The Goldman Sachs Group, Inc.	25,770	4,077,072
Moscow Exchange OAO (c)	1,031,479	1,973,727
UBS AG	426,312	8,721,548

		26,191,019

Insurance — 4.8%
Allianz SE	40,721	6,401,493
The Dai-ichi Life Insurance Co. Ltd. (b)	292,100	4,186,885
Fidelity National Financial, Inc. Class A	92,660	2,464,756
Prudential PLC	325,842	6,074,538

		19,127,672

Real Estate — 0.6%
DLF Ltd.	1,133,358	2,305,801

		73,412,745

Industrial — 16.5%
Aerospace & Defense — 3.7%
Embraer SA Sponsored ADR (Brazil) (b)	110,580	3,590,533
European Aeronautic Defence and Space Co.	175,700	11,199,009

		14,789,542

Electrical Components & Equipment — 1.6%
Emerson Electric Co.	58,900	3,810,830
OSRAM Licht AG (a)	4,961	232,900
Prysmian SpA	94,285	2,307,781

		6,351,511

Electronics — 5.1%
Fanuc Corp. (b)	15,800	2,612,784
Keyence Corp. (b)	14,820	5,644,782
Kyocera Corp. (b)	59,200	3,154,155
Murata Manufacturing Co. Ltd. (b)	74,710	5,724,796
Nidec Corp. (b)	41,900	3,469,688

		20,606,205

Machinery – Diversified — 0.5%
FLSmidth & Co. A/S (b)	34,909	1,879,999

Manufacturing — 2.9%
3M Co.	50,110	5,983,635
Siemens AG	47,634	5,742,711

		11,726,346

	Number of Shares	Value
Metal Fabricate & Hardware — 1.6%
Assa Abloy AB Series B	142,034	$6,521,376

Transportation — 1.1%
United Parcel Service, Inc. Class B	46,130	4,214,898

		66,089,877

Technology — 11.5%
Computers — 0.5%
Fusion-io, Inc. (a) (b)	153,030	2,049,072

Semiconductors — 4.1%
Altera Corp.	187,500	6,967,500
Maxim Integrated Products, Inc.	193,770	5,774,346
Taiwan Semiconductor Manufacturing Co. Ltd.	1,043,505	3,548,028

		16,289,874

Software — 6.9%
Adobe Systems, Inc. (a)	124,400	6,461,336
Infosys Technologies Ltd.	40,326	1,938,912
Intuit, Inc.	87,710	5,816,050
Microsoft Corp.	156,810	5,223,341
Red Hat, Inc. (a)	7,580	349,741
SAP AG	108,176	7,995,509

		27,784,889

		46,123,835

Utilities — 0.5%
Electric — 0.5%
Fortum OYJ	99,382	2,242,576

TOTAL COMMON STOCK (Cost $256,414,895)		386,635,631

PREFERRED STOCK — 2.1%
Consumer, Cyclical — 2.1%
Auto Manufacturers — 2.1%
Bayerische Motoren Werke AG 5.450%	103,407	8,434,895

TOTAL PREFERRED STOCK (Cost $3,742,018)		8,434,895

TOTAL EQUITIES (Cost $260,156,913)		395,070,526

MUTUAL FUNDS — 11.6%
Diversified Financial — 11.6%
Oppenheimer Institutional Money Market Fund Class E (d)	5,971,868	5,971,868
State Street Navigator Securities Lending Prime Portfolio (e)	40,283,192	40,283,192

		46,255,060

TOTAL MUTUAL FUNDS (Cost $46,255,060)		46,255,060

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Financial — 0.0%
Banks — 0.0%
Banco Bilbao Vizcaya Argentaria SA, Expires 10/14/13 Strike 0.000% (Spain) (a)	418,984	$57,249

TOTAL RIGHTS (Cost $56,148)		57,249

TOTAL LONG-TERM INVESTMENTS (Cost $306,468,121)		441,382,835

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0%
Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/13	$1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $1)		1

TOTAL INVESTMENTS — 110.2% (Cost $306,468,122) (f)		441,382,836

Other Assets/(Liabilities) — (10.2)%		(40,758,434)

NET ASSETS — 100.0%		$400,624,402

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $38,476,650. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2013, these securities amounted to a value of $1,973,727 or 0.49% of net assets.
(d)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 96.1%

COMMON STOCK — 96.1%
Basic Materials — 3.5%
Chemicals — 3.4%
Brenntag AG	37,389	$6,226,740
Essentra PLC	596,354	7,222,286
Syngenta AG	12,854	5,251,536

		18,700,562

Mining — 0.1%
Orica Ltd.	30,042	562,363

		19,262,925

Communications — 13.5%
Internet — 4.6%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	94,140	5,500,600
United Internet AG	230,650	8,740,482
Yahoo! Japan Corp. (b)	867,100	4,937,196
Yoox SpA (a)	171,891	5,902,488

		25,080,766

Media — 1.0%
Grupo Televisa SAB Sponsored ADR (Mexico)	46,680	1,304,706
Liberty Global PLC Series A (a)	21,994	1,745,224
Liberty Global PLC Series C (a)	16,427	1,239,089
Zee Entertainment Enterprises Ltd.	375,957	1,380,342

		5,669,361

Telecommunications — 7.9%
BT Group PLC	2,519,761	13,961,896
Inmarsat PLC	518,070	5,951,436
SES SA	174,810	5,003,457
Telecity Group PLC	355,240	4,774,448
Telefonaktiebolaget LM Ericsson Class B	588,706	7,841,108
Ziggo NV	136,849	5,544,292

		43,076,637

		73,826,764

Consumer, Cyclical — 12.9%
Apparel — 0.8%
Burberry Group PLC	164,278	4,350,439

Auto Manufacturers — 1.1%
Bayerische Motoren Werke AG	53,415	5,742,374

Distribution & Wholesale — 0.9%
Wolseley PLC	93,847	4,858,909

Entertainment — 1.2%
William Hill PLC	1,026,415	6,686,200

Home Furnishing — 1.0%
SEB SA (b)	62,857	5,512,030

	Number of Shares	Value
Leisure Time — 1.0%
Carnival Corp.	171,610	$5,601,351

Retail — 6.8%
Cie Financiere Richemont SA	44,428	4,440,001
CP ALL PCL	1,119,600	1,261,698
Dollarama, Inc.	64,479	5,240,073
Domino’s Pizza UK & IRL PLC	612,220	5,789,585
Inditex SA	49,197	7,602,332
Kering	29,870	6,697,311
Shoppers Drug Mart Corp. (b)	36,001	2,073,277
Swatch Group AG	6,270	4,044,785

		37,149,062

Toys, Games & Hobbies — 0.1%
Nintendo Co. Ltd. (b)	5,000	568,163

		70,468,528

Consumer, Non-cyclical — 27.1%
Agriculture — 0.6%
Swedish Match AB	99,775	3,521,936

Beverages — 4.3%
C&C Group PLC	552,482	2,990,224
Diageo PLC	210,460	6,687,710
Heineken NV	103,095	7,300,587
Pernod Ricard SA	50,825	6,314,882

		23,293,403

Biotechnology — 1.1%
CSL Ltd.	96,500	5,757,513

Commercial Services — 6.4%
Aggreko PLC	171,830	4,463,264
Benesse Holdings, Inc. (b)	115,947	4,219,230
Bunzl PLC	355,247	7,691,682
Dignity PLC	210,875	4,951,648
Edenred	72,790	2,364,033
Experian PLC	323,706	6,165,682
Prosegur Cia de Seguridad SA (b)	882,065	5,156,663

		35,012,202

Cosmetics & Personal Care — 0.3%
L’Oreal	8,640	1,484,392

Foods — 4.8%
Aryzta AG	115,903	7,747,341
Barry Callebaut AG	5,891	5,911,511
Danone SA	73,080	5,502,473
Unilever PLC	141,749	5,474,586
Woolworths Ltd.	54,465	1,779,085

		26,414,996

Health Care – Products — 4.7%
Cie Generale d’Optique Essilor International SA	48,220	5,187,876
DiaSorin SpA (b)	126,189	5,437,262

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Luxottica Group SpA	77,923	$4,145,030
Ortivus AB Class B (a)	16,429	13,677
Sonova Holding AG	42,838	5,324,251
Straumann Holding AG (b)	2,755	500,285
William Demant Holding (a)	53,608	4,953,918

		25,562,299

Health Care – Services — 1.1%
Sonic Healthcare Ltd.	388,967	5,875,716

Household Products — 1.0%
Reckitt Benckiser Group PLC	71,566	5,236,783

Pharmaceuticals — 2.8%
Grifols SA	164,785	6,767,045
Novogen Ltd. (a) (b)	445,155	69,634
Roche Holding AG	31,930	8,613,363

		15,450,042

		147,609,282

Diversified — 1.2%
Holding Company – Diversified — 1.2%
LVMH Moet Hennessy Louis Vuitton SA	33,360	6,574,734

Energy — 4.0%
Oil & Gas — 1.5%
BG Group PLC	296,290	5,663,981
Cairn Energy PLC (a)	534,821	2,271,571

		7,935,552

Oil & Gas Services — 2.5%
Hunting PLC	38,360	495,799
Saipem SpA	164,805	3,583,514
Schoeller-Bleckmann Oilfield Equipment AG	36,881	4,363,559
Technip SA	46,690	5,484,132

		13,927,004

		21,862,556

Financial — 5.0%
Banks — 0.7%
ICICI Bank Ltd. Sponsored ADR (India)	116,935	3,564,179

Diversified Financial — 3.3%
BinckBank NV (b)	170,504	1,562,504
Housing Development Finance Corp.	36,779	444,939
ICAP PLC	1,140,443	6,912,682
Tullett Prebon PLC	492,999	2,763,303
UBS AG	306,112	6,262,480

		17,945,908

Insurance — 1.0%
Prudential PLC	296,468	5,526,930

		27,037,017

	Number of Shares	Value
Industrial — 18.8%
Aerospace & Defense — 2.1%
Empresa Brasileira de Aeronautica SA	578,119	$4,648,324
European Aeronautic Defence and Space Co.	91,420	5,827,054
Rolls-Royce Holdings PLC	42,590	767,548

		11,242,926

Building Materials — 2.3%
James Hardie Industries NV	712,500	7,099,912
Sika AG	1,941	5,658,624

		12,758,536

Electrical Components & Equipment — 2.1%
Legrand SA	106,320	5,906,256
Schneider Electric SA	65,870	5,573,449

		11,479,705

Electronics — 3.9%
Fanuc Corp. (b)	11,900	1,967,856
Hoya Corp. (b)	305,200	7,229,861
Keyence Corp. (b)	17,309	6,592,816
Nidec Corp. (b)	38,900	3,221,262
Omron Corp. (b)	59,721	2,161,321

		21,173,116

Engineering & Construction — 3.7%
ABB Ltd.	232,520	5,492,973
Boskalis Westminster (b)	144,559	6,396,214
Leighton Holdings Ltd. (b)	260,542	4,680,466
Trevi Finanziaria SpA	412,605	3,436,189

		20,005,842

Machinery – Construction & Mining — 1.1%
Atlas Copco AB A Shares	183,870	5,386,547
Outotec OYJ (b)	62,863	862,766

		6,249,313

Machinery – Diversified — 1.0%
The Weir Group PLC	152,742	5,763,844

Manufacturing — 1.6%
Aalberts Industries NV	322,665	8,599,439

Transportation — 1.0%
Koninklijke Vopak NV	94,819	5,429,155

		102,701,876

Technology — 9.4%
Biotechnology — 0.0%
Tyrian Diagnostics Ltd. (a)	16,676,300	15,557

Computers — 1.2%
Gemalto NV (b)	58,307	6,260,757

Semiconductors — 1.0%
ARM Holdings PLC	343,750	5,503,661

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 7.2%
Amadeus IT Holding SA	215,509	$7,648,036
Aveva Group PLC	91,447	3,846,954
Compugroup Holding AG	72,006	1,758,595
Dassault Systemes SA	43,640	5,830,727
Infosys Technologies Ltd.	16,542	795,355
The Sage Group PLC	691,793	3,692,635
SAP AG	140,755	10,403,489
Temenos Group AG (b)	218,275	5,367,993

		39,343,784

		51,123,759

Utilities — 0.7%
Electric — 0.7%
APR Energy PLC (b)	235,467	3,707,865

TOTAL COMMON STOCK (Cost $379,573,669)		524,175,306

TOTAL EQUITIES (Cost $379,573,669)		524,175,306

MUTUAL FUNDS — 12.3%
Diversified Financial — 12.3%
Oppenheimer Institutional Money Market Fund Class E (c)	19,588,063	19,588,063
State Street Navigator Securities Lending Prime Portfolio (d)	47,799,972	47,799,972

		67,388,035

TOTAL MUTUAL FUNDS (Cost $67,388,035)		67,388,035

WARRANTS — 0.1%
Consumer, Non-cyclical — 0.1%
Biotechnology — 0.1%
Mei Pharma, Inc., Expires 5/10/17 Strike 7.14 (a) (e)	301,298	316,363
Tyrian Diagnostics Ltd., Expires 12/20/13 Strike 0.12 (a)	4,657,320	4,345

		320,708

TOTAL WARRANTS (Cost $0)		320,708

TOTAL LONG-TERM INVESTMENTS (Cost $446,961,704)		591,884,049

TOTAL INVESTMENTS — 108.5% (Cost $446,961,704) (f)		591,884,049

Other Assets/(Liabilities) — (8.5)%		(46,483,053)

NET ASSETS — 100.0%		$545,400,996

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $45,498,324. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2013, these securities amounted to a value of $316,363 or 0.06% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Basic Materials — 7.0%
Chemicals — 2.9%
Israel Chemicals Ltd.	141,424	$1,193,731
Syngenta AG	5,535	2,261,339

		3,455,070

Iron & Steel — 1.3%
Hitachi Metals Ltd. (a)	122,000	1,499,652

Mining — 2.8%
Fresnillo PLC	60,679	956,486
Paladin Energy Ltd. (a) (b)	53,838	24,364
Randgold Resources Ltd.	12,574	901,598
Yamana Gold, Inc. (a)	136,152	1,415,981

		3,298,429

		8,253,151

Communications — 8.5%
Advertising — 2.2%
WPP PLC	124,836	2,569,965

Internet — 1.9%
Rakuten, Inc.	151,800	2,306,678

Telecommunications — 4.4%
KDDI Corp. (a)	45,300	2,331,758
Mobile TeleSystems Sponsored ADR (Russia) (b)	43,117	959,785
SES SA	64,220	1,838,121

		5,129,664

		10,006,307

Consumer, Cyclical — 7.1%
Apparel — 1.8%
Adidas AG	19,286	2,094,388

Auto Manufacturers — 3.5%
Bayerische Motoren Werke AG	18,634	2,003,246
Toyota Motor Corp.	31,800	2,039,370

		4,042,616

Automotive & Parts — 1.8%
Denso Corp.	45,300	2,122,430

		8,259,434

Consumer, Non-cyclical — 23.5%
Agriculture — 3.8%
Golden Agri-Resources Ltd. (a)	3,551,000	1,472,928
Japan Tobacco, Inc. (a)	80,800	2,917,526

		4,390,454

Beverages — 1.5%
SABMiller PLC	34,275	1,747,204

Commercial Services — 1.1%
Experian PLC	68,457	1,303,912

	Number of Shares	Value
Health Care – Products — 2.8%
Elekta AB	79,919	$1,286,496
Fresenius SE & Co. KGaA	16,391	2,036,132

		3,322,628

Household Products — 3.8%
Reckitt Benckiser Group PLC	41,719	3,052,753
Societe BIC SA	11,698	1,360,386

		4,413,139

Pharmaceuticals — 10.5%
Bayer AG	15,782	1,860,922
GlaxoSmithKline PLC	73,358	1,843,702
Roche Holding AG	7,061	1,904,759
Sanofi	28,648	2,905,154
Takeda Pharmaceutical Co. Ltd. (a)	41,500	1,963,007
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	49,606	1,874,115

		12,351,659

		27,528,996

Diversified — 1.8%
Holding Company – Diversified — 1.8%
Keppel Corp. Ltd.	257,400	2,138,398

Energy — 7.1%
Oil & Gas — 7.1%
BG Group PLC	87,924	1,680,785
Royal Dutch Shell PLC Class A	107,334	3,540,801
Total SA (a)	34,059	1,979,555
Tullow Oil PLC	70,144	1,163,724

		8,364,865

Financial — 27.5%
Banks — 7.6%
Barclays PLC	410,581	1,766,499
Julius Baer Group Ltd.	50,333	2,349,599
Sberbank of Russia Sponsored ADR (Russia)	154,280	1,859,271
Sumitomo Mitsui Trust Holdings, Inc. (a)	600,000	2,979,769

		8,955,138

Diversified Financial — 7.0%
Credit Suisse Group	94,536	2,896,890
Deutsche Boerse AG	42,063	3,165,183
UBS AG	102,897	2,105,081

		8,167,154

Insurance — 12.9%
Admiral Group PLC	99,812	1,992,850
AIA Group Ltd.	462,000	2,174,966
AXA SA	73,348	1,702,202
China Pacific Insurance Group Co. Ltd. Class H	431,000	1,537,751
Prudential PLC	110,205	2,054,506

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SCOR SE	39,075	$1,294,858
Tokio Marine Holdings, Inc.	66,800	2,191,393
Zurich Insurance Group AG	8,471	2,181,663

		15,130,189

Real Estate Investment Trusts (REITS) — 0.0%
Keppel REIT (a)	22,032	21,608

		32,274,089

Industrial — 11.6%
Aerospace & Defense — 1.5%
Rolls-Royce Holdings PLC	95,342	1,718,233

Electrical Components & Equipment — 2.1%
Mitsubishi Electric Corp.	231,000	2,438,350

Electronics — 3.2%
Koninklijke Philips Electronics NV	66,943	2,158,950
Kyocera Corp. (a)	31,200	1,662,325

		3,821,275

Machinery – Construction & Mining — 2.9%
BHP Billiton PLC	58,202	1,714,267
Komatsu Ltd. (a)	68,400	1,707,514

		3,421,781

Transportation — 1.9%
East Japan Railway	25,700	2,215,295

		13,614,934

Technology — 3.7%
Semiconductors — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	114,300	1,938,528

Software — 2.0%
SAP AG	31,825	2,352,251

		4,290,779

Utilities — 1.1%
Water — 1.1%
Suez Environnement Co.	79,640	1,292,156

TOTAL COMMON STOCK (Cost $105,825,867)		116,023,109

TOTAL EQUITIES (Cost $105,825,867)		116,023,109

MUTUAL FUNDS — 11.9%
Diversified Financial — 11.9%
State Street Navigator Securities Lending Prime Portfolio (c)	13,876,073	13,876,073

TOTAL MUTUAL FUNDS (Cost $13,876,073)		13,876,073

	Number of Shares	Value
RIGHTS — 0.1%
Financial — 0.1%
Banks — 0.1%
Barclays PLC, Expires 10/02/13, Strike 1.850% (b)	102,645	$134,184

TOTAL RIGHTS (Cost $0)		134,184

TOTAL LONG-TERM INVESTMENTS (Cost $119,701,940)		130,033,366

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (d)	$606,573	606,573

TOTAL SHORT-TERM INVESTMENTS (Cost $606,573)		606,573

TOTAL INVESTMENTS — 111.4% (Cost $120,308,513) (e)		130,639,939

Other Assets/(Liabilities) — (11.4)%		(13,346,006)

NET ASSETS — 100.0%		$117,293,933

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $13,217,411. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $606,574. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $620,083.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2013

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 93.4%
Basic Materials — 3.6%
Iron & Steel — 2.9%
Kumba Iron Ore Ltd.	27,797	$1,284,162
POSCO	5,010	1,483,404
Severstal OAO GDR (Russia) (a)	92,091	793,496

		3,561,062

Mining — 0.7%
Grupo Mexico SAB de CV	289,689	867,330

		4,428,392

Communications — 17.3%
Internet — 6.8%
Mail.ru Group Ltd. GDR (British Virgin Islands) (a)	48,016	1,834,343
NAVER Corp.	4,701	2,438,674
NetEase.com, Inc. Sponsored ADR (Cayman Islands)	19,100	1,386,851
Tencent Holdings Ltd.	37,100	1,948,751
Yandex NV (b)	19,213	699,737

		8,308,356

Media — 2.7%
Naspers Ltd.	22,876	2,110,333
Sun TV Network Ltd.	191,477	1,208,225

		3,318,558

Telecommunications — 7.8%
America Movil SAB de CV	791,300	784,680
China Mobile Ltd.	202,500	2,280,609
Mobile TeleSystems Sponsored ADR (Russia) (b)	58,837	1,309,712
MTN Group Ltd.	100,896	1,969,173
SK Telecom Co. Ltd.	9,728	1,984,576
Telekomunikasi Indonesia Persero Tbk PT	7,120,532	1,293,111

		9,621,861

		21,248,775

Consumer, Cyclical — 7.2%
Auto Manufacturers — 3.9%
Ford Otomotiv Sanayi AS	44,938	618,670
Hyundai Motor Co.	11,857	2,770,710
Kia Motors Corp.	11,769	713,976
Tata Motors Ltd.	124,332	659,446

		4,762,802

Automotive & Parts — 1.1%
Hyundai Mobis	5,330	1,419,231

Lodging — 1.4%
Galaxy Entertainment Group Ltd. (b)	244,000	1,715,950

	Number of Shares	Value
Retail — 0.8%
Golden Eagle Retail Group Ltd.	410,000	$639,288
SACI Falabella	36,025	345,440

		984,728

		8,882,711

Consumer, Non-cyclical — 8.1%
Agriculture — 2.7%
British American Tobacco PLC	31,551	1,683,212
KT&G Corp.	22,235	1,593,695

		3,276,907

Commercial Services — 2.6%
CCR SA	162,089	1,268,891
Cosco Pacific Ltd.	394,000	605,042
Kroton Educacional SA	55,800	793,330
OHL Mexico SAB de CV (b)	210,710	554,564

		3,221,827

Foods — 1.6%
Magnit OJSC GDR (Russia) (a)	31,079	1,919,128

Health Care – Products — 1.2%
Hengan International Group Co. Ltd.	131,500	1,537,081

		9,954,943

Diversified — 2.6%
Holding Company – Diversified — 2.6%
Alliance Global Group, Inc.	2,156,000	1,165,197
Bidvest Group Ltd.	60,130	1,507,040
Grana y Montero SA Sponsored ADR (Peru) (b)	28,963	578,101

		3,250,338

Energy — 9.2%
Oil & Gas — 9.2%
CNOOC Ltd.	1,368,000	2,764,744
Gazprom OAO Sponsored ADR (Russia)	198,817	1,753,566
LUKOIL OAO Sponsored ADR (Russia)	13,855	878,847
NovaTek OAO GDR (Russia) (a)	15,144	2,002,037
PetroChina Co. Ltd. Class H	1,448,000	1,591,015
Petroleo Brasileiro SA Sponsored ADR (Brazil)	77,663	1,299,302
Sasol Ltd.	22,805	1,088,079

		11,377,590

Financial — 26.1%
Banks — 18.0%
Banco do Brasil SA	61,242	714,301
Bank Zachodni WBK SA	11,380	1,263,712
China Construction Bank Corp. Class H	4,311,890	3,330,886

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grupo Financiero Santander Mexico SAB de CV Sponsored ADR Class B (Mexico)	85,563	$1,182,481
HDFC Bank Ltd. ADR (India)	45,100	1,388,178
ICICI Bank Ltd.	80,829	1,136,661
Industrial & Commercial Bank of China	4,090,670	2,858,941
Kasikornbank PCL Sponsored ADR (Thailand)	229,600	1,288,357
KB Financial Group, Inc.	46,605	1,627,747
Malayan Banking Bhd	222,100	670,834
Metropolitan Bank & Trust	309,660	589,135
OTP Bank PLC	41,358	818,603
Sberbank	760,750	2,292,179
Standard Bank Group Ltd.	64,507	770,000
Turkiye Garanti Bankasi AS	165,840	653,965
Turkiye Halk Bankasi AS	209,016	1,531,248

		22,117,228

Diversified Financial — 4.1%
BM&F BOVESPA SA	160,500	896,535
Bolsa Mexicana de Valores SAB de CV	401,315	959,329
Mega Financial Holding Co. Ltd.	3,849,560	3,156,935

		5,012,799

Insurance — 1.4%
AIA Group Ltd.	109,800	516,907
China Life Insurance Co. Ltd.	452,000	1,171,412

		1,688,319

Real Estate — 2.0%
Agile Property Holdings Ltd.	678,000	747,540
China Overseas Land & Investment Ltd.	604,000	1,781,320

		2,528,860

Real Estate Investment Trusts (REITS) — 0.6%
Macquarie Mexico Real Estate Management SA de CV	438,300	749,726

		32,096,932

Industrial — 6.8%
Building Materials — 0.8%
Anhui Conch Cement Co. Ltd. Class H	300,000	963,275

Electronics — 2.6%
Hon Hai Precision Industry Co. Ltd.	619,638	1,588,966
Kinsus Interconnect Technology Corp.	326,000	1,147,413
Phison Electronics Corp.	72,000	519,019

		3,255,398

	Number of Shares	Value
Engineering & Construction — 2.1%
China Railway Construction Corp. Ltd.	595,000	$628,463
Gamuda Bhd	527,300	744,495
Hyundai Engineering & Construction Co. Ltd.	13,827	795,576
Larsen & Toubro Ltd.	31,676	397,598

		2,566,132

Manufacturing — 0.5%
Largan Precision Co. Ltd.	18,000	606,093

Shipbuilding — 0.8%
Samsung Heavy Industries Co. Ltd.	24,750	989,734

		8,380,632

Technology — 12.5%
Computers — 1.2%
Tata Consultancy Services Ltd.	48,309	1,483,785

Semiconductors — 9.3%
MediaTek, Inc.	113,000	1,397,804
Samsung Electronics Co., Ltd.	3,544	4,487,073
SK Hynix, Inc. (b)	37,740	1,059,343
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	266,617	4,521,824

		11,466,044

Software — 2.0%
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (b)	32,300	1,147,296
Tech Mahindra Ltd.	59,408	1,260,254

		2,407,550

		15,357,379

TOTAL COMMON STOCK (Cost $107,120,336)		114,977,692

PREFERRED STOCK — 5.7%
Basic Materials — 2.8%
Mining — 2.8%
Vale SA Sponsored ADR (Brazil) 7.250%	240,603	3,418,969

Financial — 1.9%
Banks — 1.9%
Itau Unibanco Holding SA 3.330%	160,807	2,282,628

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.0%
Electric — 1.0%
Cia Energetica de Minas Gerais 21.770%	146,531	$1,272,055

TOTAL PREFERRED STOCK (Cost $7,955,094)		6,973,652

TOTAL EQUITIES (Cost $115,075,430)		121,951,344

TOTAL LONG-TERM INVESTMENTS (Cost $115,075,430)		121,951,344

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (c)	$896,784	896,784

TOTAL SHORT-TERM INVESTMENTS (Cost $896,784)		896,784

TOTAL INVESTMENTS — 99.8% (Cost $115,972,214) (d)		122,848,128

Other Assets/(Liabilities) — 0.2%		262,738

NET ASSETS — 100.0%		$123,110,866

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2013, these securities amounted to a value of $6,549,004 or 5.32% of net assets.
(b)	Non-income producing security.
(c)	Maturity value of $896,784. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 8/15/29, and an aggregate market value, including accrued interest, of $916,612.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$356,832,497
Short-term investments, at value (Note 2) (b)	427,221,213	246,065,651

Total investments	427,221,213	602,898,148

Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	-
Investments sold on a when-issued basis (Note 2)	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	199,650	67,754
Fund shares sold	349,264	4,862,826
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	105,226	3,331,575
Open swap agreements, at value (Note 2)	-	-

Total assets	427,875,353	611,160,303

Liabilities:
Payables for:
Investments purchased	-	12,355,680
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	16,439,067	2,714,203
Interest and dividends	-	-
Investments purchased on a when-issued basis (Note 2)	-	9,833,841
Trustees’ fees and expenses (Note 3)	75,240	58,022
Variation margin on open derivative instruments (Note 2)	-	19,593
Affiliates (Note 3):
Investment management fees	128,033	190,617
Administration fees	72,775	113,918
Service fees	101,614	50,670
Distribution fees	-	795
Due to custodian	-	-
Accrued expense and other liabilities	49,361	58,810

Total liabilities	16,866,090	25,396,149

Net assets	$411,009,263	$585,764,154

Net assets consist of:
Paid-in capital	$411,903,704	$578,017,115
Undistributed (accumulated) net investment income (loss)	-	8,979,318
Distributions in excess of net investment income	(64,975)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(829,466)	(4,381,831)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	3,149,552

Net assets	$411,009,263	$585,764,154

(a) Cost of investments:	$-	$353,223,075
(b) Cost of short-term investments:	$427,221,213	$246,065,651
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$409,946,496	$1,387,354,947	$91,756,873	$224,520,018	$45,841,201
130,000,974	285,510,858	18,080,087	14,889,588	234,594

539,947,470	1,672,865,805	109,836,960	239,409,606	46,075,795

-	-	4,379	-	115,308

1,544,170	-	881,665	1,760,964	1,279,918
-	6,232,625	389,539	2,128,537	-
341,377	-	-	-	-
-	-	-	-	160,177
32,061	213,156	13,388	19,676	4,318
97,365	2,859,334	20,178	1,442,460	32,266
-	69,750	7,425	-	-
1,069,089	9,412,877	784,710	4,797,353	472,323
-	-	292	-	-

543,031,532	1,691,653,547	111,938,536	249,558,596	48,140,105

6,495,407	12,626,632	784,475	3,795,439	949,085
639,000	-	-	-	-
240,650,001	-	-	-	-
40,087	-	-	-	-
-	-	-	-	299,331
196,840	968,791	123,402	355,035	135,938
-	-	412	-	-
-	268,858,266	17,881,000	9,305,000	-
31,780	189,585	22,651	20,130	4,547
13,654	-	-	-	-

118,375	568,414	39,376	98,381	24,134
41,125	263,092	21,192	41,323	2,172
20,401	118,273	21,041	20,801	358
872	1,147	1	459	-
556,495	40	-	-	-
54,147	104,621	41,931	50,013	35,263

248,858,184	283,698,861	18,935,481	13,686,581	1,450,828

$294,173,348	$1,407,954,686	$93,003,055	$235,872,015	$46,689,277

$280,746,826	$1,373,837,781	$91,314,280	$219,264,664	$47,762,654
5,370,777	30,901,371	1,693,426	11,402,452	135,013
-	-	-	-	-
3,753,442	(18,820,228)	(669,836)	3,524,598	176,445
4,302,303	22,035,762	665,185	1,680,301	(1,384,835)

$294,173,348	$1,407,954,686	$93,003,055	$235,872,015	$46,689,277

$405,601,740	$1,366,937,540	$91,117,722	$222,839,717	$47,096,445
$130,000,974	$285,510,858	$18,080,087	$14,889,588	$234,594
$-	$-	$4,249	$-	$116,204

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class Z shares:
Net assets	$-	$188,113,939

Shares outstanding (a)	-	17,791,412

Net asset value, offering price and redemption price per share	$-	$10.57

Class S shares:
Net assets	$152,075,884	$196,789,892

Shares outstanding (a)	152,278,867	18,586,641

Net asset value, offering price and redemption price per share	$1.00	$10.59

Class Y shares:
Net assets	$102,824,518	$75,944,212

Shares outstanding (a)	102,808,607	7,214,297

Net asset value, offering price and redemption price per share	$1.00	$10.53

Class L shares:
Net assets	$-	$48,953,948

Shares outstanding (a)	-	4,666,370

Net asset value, offering price and redemption price per share	$-	$10.49

Class A shares:
Net assets	$156,108,861	$74,710,708

Shares outstanding (a)	156,169,469	7,173,584

Net asset value and redemption price per share	$1.00	$10.41

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$10.79

Class N shares:
Net assets	$-	$1,251,455

Shares outstanding (a)	-	119,899

Net asset value, offering price and redemption price per share	$-	$10.44

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$115,191,698	$485,302,196	$117		$99,456,826	$-

10,472,493	43,065,506	11		9,878,262	-

$11.00	$11.27	$10.61	*	$10.07	$-

$56,343,530	$516,103,329	$37,501,482		$31,340,624	$46,110,274

5,125,549	45,776,702	3,786,902		3,105,278	4,749,990

$10.99	$11.27	$9.90		$10.09	$9.71

$82,272,734	$143,459,577	$10,226,230		$58,569,034	$105,018

7,508,099	12,791,083	1,022,131		5,805,901	10,826

$10.96	$11.22	$10.00		$10.09	$9.70

$10,183,185	$80,693,769	$13,270,701		$14,288,369	$113,338

921,065	7,232,669	1,327,884		1,430,615	11,328

$11.06	$11.16	$9.99		$9.99	$10.01

$28,778,018	$180,653,686	$32,004,525		$31,489,940	$360,647

2,665,374	16,358,029	3,220,038		3,167,836	37,412

$10.80	$11.04	$9.94		$9.94	$9.64

$11.34	$11.59	$10.44		$10.55	$10.12

$1,404,183	$1,742,129	$-		$727,222	$-

129,835	155,587	-		72,189	-

$10.82	$11.20	$-		$10.07	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$145,962,351	$123,255,001
Short-term investments, at value (Note 2) (b)	21,992,381	1,717,877

Total investments (c)	167,954,732	124,972,878

Cash	-	-
Receivables from:
Investments sold	7,951,651	131,017
Investments sold on a when-issued basis (Note 2)	68,742	-
Investment adviser (Note 3)	3	-
Fund shares sold	43,351	18,871
Variation margin on open derivative instruments (Note 2)	2,126	-
Interest and dividends	431,005	164,254
Foreign taxes withheld	-	-

Total assets	176,451,610	125,287,020

Liabilities:
Payables for:
Investments purchased	8,595,179	186,765
Fund shares repurchased	402,720	66,069
Investments purchased on a when-issued basis (Note 2)	9,478,373	-
Securities on loan (Note 2)	-	1,120,730
Trustees’ fees and expenses (Note 3)	22,266	48,084
Affiliates (Note 3):
Investment management fees	64,194	52,496
Administration fees	23,704	11,396
Service fees	22,424	5,371
Distribution fees	-	56
Due to custodian	144,915	-
Accrued expense and other liabilities	47,186	40,594

Total liabilities	18,800,961	1,531,561

Net assets	$157,650,649	$123,755,459

Net assets consist of:
Paid-in capital	$142,001,933	$167,782,728
Undistributed (accumulated) net investment income (loss)	1,748,661	1,484,297
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,542,173	(56,488,854)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	8,357,882	10,977,288

Net assets	$157,650,649	$123,755,459

(a) Cost of investments:	$137,654,903	$112,277,713
(b) Cost of short-term investments:	$21,992,381	$1,717,877
(c) Securities on loan with market value of:	$-	$1,091,694

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$321,461,230	$181,290,079	$284,311,449	$313,880,045
291,449	2,706,384	1,329,102	451,775

321,752,679	183,996,463	285,640,551	314,331,820

1,430	-	-	-

29,751,362	-	2,482,902	29,925,639
-	-	-	-
-	15,795	21,083	-
117,908	6,633	1,773	150,552
-	-	-	-
446,639	102,165	156,219	295,803
-	3,756	318,210	-

352,070,018	184,124,812	288,620,738	344,703,814

29,174,350	712,447	2,112,262	30,424,896
206,275	110,002	287,264	242,423
-	-	-	-
-	-	-	-
31,207	18,470	48,755	24,931

137,899	100,340	158,335	132,200
16,388	25,056	36,190	18,879
7,652	8,664	37,536	12,298
99	44	10	-
-	-	-	-
48,151	40,723	48,756	47,056

29,622,021	1,015,746	2,729,108	30,902,683

$322,447,997	$183,109,066	$285,891,630	$313,801,131

$360,151,108	$172,211,743	$218,060,005	$231,687,724
4,348,237	1,135,157	967,813	2,531,345
(70,404,693)	(33,057,264)	2,438,500	52,190,649
28,353,345	42,819,430	64,425,312	27,391,413

$322,447,997	$183,109,066	$285,891,630	$313,801,131

$293,107,885	$138,470,757	$219,918,314	$286,488,632
$291,449	$2,706,384	$1,329,102	$451,775
$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class S shares:
Net assets	$106,660,899	$99,625,524

Shares outstanding (a)	8,617,581	5,423,564

Net asset value, offering price and redemption price per share	$12.38	$18.37

Class Y shares:
Net assets	$9,369,659	$110,037

Shares outstanding (a)	732,000	5,970

Net asset value, offering price and redemption price per share	$12.80	$18.43

Class L shares:
Net assets	$3,603,092	$15,627,793

Shares outstanding (a)	290,287	849,466

Net asset value, offering price and redemption price per share	$12.41	$18.40

Class A shares:
Net assets	$38,016,999	$8,304,111

Shares outstanding (a)	3,131,125	452,437

Net asset value and redemption price per share	$12.14	$18.35

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$12.88	$19.47

Class N shares:
Net assets	$-	$87,994

Shares outstanding (a)	-	4,818

Net asset value, offering price and redemption price per share	$-	$18.26

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$236,829,595	$131,114,830	$203,375,600	$209,794,999

17,472,682	10,833,843	14,742,760	15,821,042

$13.55	$12.10	$13.79	$13.26

$69,161,988	$5,266,895	$18,695,132	$64,469,460

5,132,280	429,618	1,358,162	4,853,961

$13.48	$12.26	$13.77	$13.28

$4,459,162	$33,164,465	$6,801,148	$20,092,154

325,932	2,745,009	497,252	1,504,642

$13.68	$12.08	$13.68	$13.35

$11,844,351	$13,493,118	$57,002,743	$19,444,518

886,758	1,126,238	4,178,018	1,478,913

$13.36	$11.98	$13.64	$13.15

$14.18	$12.71	$14.47	$13.95

$152,901	$69,758	$17,007	$-

11,384	5,797	1,283	-

$13.43	$12.03	$13.26	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$180,375,758	$435,410,967
Investments, at value — affiliated issuers (Note 7) (b)	-	5,971,868
Short-term investments, at value (Note 2) (c)	5,840,111	1

Total investments (d)	186,215,869	441,382,836

Foreign currency, at value (e)	-	205,075
Receivables from:
Investments sold	102,966	253,661
Investment adviser (Note 3)	-	42,285
Fund shares sold	118,073	14,957
Interest and dividends	317,368	347,401
Foreign tax receivable	-	-
Foreign taxes withheld	-	321,531

Total assets	186,754,276	442,567,746

Liabilities:
Payables for:
Investments purchased	1,978,404	651,895
Fund shares repurchased	99,350	506,053
Securities on loan (Note 2)	11,743,903	40,283,192
Trustees’ fees and expenses (Note 3)	31,269	41,397
Affiliates (Note 3):
Investment management fees	83,696	269,349
Administration fees	28,754	87,845
Service fees	48,071	30,764
Distribution fees	-	773
Accrued expense and other liabilities	38,279	72,076

Total liabilities	14,051,726	41,943,344

Net assets	$172,702,550	$400,624,402

Net assets consist of:
Paid-in capital	$141,798,741	$270,632,220
Undistributed (accumulated) net investment income (loss)	660,029	2,261,714
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,116,959)	(7,215,640)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	34,360,739	134,946,108

Net assets	$172,702,550	$400,624,402

(a) Cost of investments — unaffiliated issuers:	$146,015,019	$300,496,253
(b) Cost of investments — affiliated issuers:	$-	$5,971,868
(c) Cost of short-term investments:	$5,840,111	$1
(d) Securities on loan with market value of:	$11,435,142	$38,476,650
(e) Cost of foreign currency:	$-	$204,418

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$572,295,986	$130,033,366	$121,951,344
19,588,063	-	-
-	606,573	896,784

591,884,049	130,639,939	122,848,128

23,476	-	54,603

1,232,631	137,639	-
-	9,944	28,381
1,633,395	136,838	67,060
740,602	364,490	289,201
-	-	55,525
646,616	90,410	3,838

596,160,769	131,379,260	123,346,736

1,866,493	80	-
418,782	36,821	48,655
47,799,972	13,876,073	-
82,450	11,423	11,883

385,654	89,495	109,233
75,222	12,523	5,300
34,883	10,093	202
-	608	-
96,317	48,211	60,597

50,759,773	14,085,327	235,870

$545,400,996	$117,293,933	$123,110,866

$361,789,568	$122,029,534	$128,620,726
5,385,929	1,781,734	1,386,727
33,245,964	(16,863,951)	(13,758,510)
144,979,535	10,346,616	6,861,923

$545,400,996	$117,293,933	$123,110,866

$427,373,641	$119,701,940	$115,075,430
$19,588,063	$-	$-
$-	$606,573	$896,784
$45,498,324	$13,217,411	$-
$23,460	$-	$54,353

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2013

	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund
Class Z shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$83,213,099	$213,576,606

Shares outstanding (a)	5,576,394	15,271,704

Net asset value, offering price and redemption price per share	$14.92	$13.99

Class Y shares:
Net assets	$2,627,309	$8,558,067

Shares outstanding (a)	176,065	615,847

Net asset value, offering price and redemption price per share	$14.92	$13.90

Class L shares:
Net assets	$9,661,193	$128,754,758

Shares outstanding (a)	650,848	9,223,274

Net asset value, offering price and redemption price per share	$14.84	$13.96

Class A shares:
Net assets	$77,200,949	$48,499,637

Shares outstanding (a)	5,281,292	3,509,487

Net asset value and redemption price per share	$14.62	$13.82

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$15.51	$14.66

Class N shares:
Net assets	$-	$1,235,334

Shares outstanding (a)	-	89,102

Net asset value, offering price and redemption price per share	$-	$13.86

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$-	$90,059,757	$115,463,317

-	7,212,072	9,888,133

$-	$12.49	$11.68

$445,259,667	$5,270,114	$7,007,720

27,963,196	422,188	593,531

$15.92	$12.48	$11.81

$25,987,050	$2,948,840	$205,892

1,634,449	236,829	17,665

$15.90	$12.45	$11.66

$18,017,233	$3,704,908	$98,291

1,138,657	296,100	8,388

$15.82	$12.51	$11.72

$56,137,046	$14,358,210	$335,646

3,625,641	1,156,973	28,906

$15.48	$12.41	$11.61

$16.42	$13.17	$12.32

$-	$952,104	$-

-	77,892	-

$-	$12.22	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2013

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Investment income (Note 2):
Dividends	$-	$-
Interest	675,501	10,577,532

Total investment income	675,501	10,577,532

Expenses (Note 3):
Investment management fees	1,490,515	2,069,086
Custody fees	42,228	61,198
Interest expense	-	-
Audit fees	30,360	35,799
Legal fees	496	575
Proxy fees	1,028	1,028
Shareholder reporting fees	14,334	19,973
Trustees’ fees	30,416	38,258

	1,609,377	2,225,917
Administration fees:
Class Z	-	107,903
Class S	128,752	449,927
Class Y	197,605	230,194
Class L	-	157,522
Class A	476,457	297,252
Class N	-	4,698
Distribution fees:
Class N	-	2,676
Service fees:
Class A	364,710	191,085
Class N	-	2,676

Total expenses	2,776,901	3,669,850
Expenses waived (Note 3):
Class S fees reimbursed by adviser	(507,156)	-
Class Y fees reimbursed by adviser	(450,054)	-
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	(849,894)	-
Class A administrative fees waived	(320,945)	-
Class Z management fees waived	-	(215,906)
Class S management fees waived	-	(243,337)
Class Y management fees waived	-	(104,170)
Class L management fees waived	-	(56,720)
Class A management fees waived	-	(107,011)
Class N management fees waived	-	(1,501)

Net expenses	648,852	2,941,205

Net investment income (loss)	26,649	7,636,327

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	4,430	(177,704)
Futures contracts	-	1,394,336
Swap agreements	-	(1,616,409)
Foreign currency transactions	-	-

Net realized gain (loss)	4,430	(399,777)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(1,231,029)
Futures contracts	-	(317,661)
Swap agreements	-	958,868
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	(589,822)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	4,430	(989,599)

Net increase (decrease) in net assets resulting from operations	$31,079	$6,646,728

†	Amount rounds to less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$-	$126,615	$9,740	$-	$-
10,265,511	45,466,521	3,526,860	17,616,126	1,633,049

10,265,511	45,593,136	3,536,600	17,616,126	1,633,049

1,604,796	7,621,366	502,395	1,162,477	358,088
73,026	174,829	36,448	66,620	38,879
673,312	-	-	-	-
35,731	37,763	36,304	34,550	29,055
448	1,998	552	347	3,048
1,028	1,028	1,028	1,028	1,028
14,531	59,240	6,482	12,336	5,220
24,097	114,116	7,228	16,911	4,327

2,426,969	8,010,340	590,437	1,294,269	439,645

63,256	294,125	0 †	40,366	-
115,116	1,782,751	104,564	66,331	29,207
235,320	493,899	56,693	172,278	630
38,909	335,900	44,611	48,698	463
107,958	739,263	133,379	152,449	2,080
4,664	8,063	3	3,051	-

3,232	4,429	2	1,543	-

86,838	479,916	86,385	85,780	1,733
3,232	4,429	2	1,543	-

3,085,494	12,153,115	1,016,076	1,866,308	473,758

-	-	-	-	(21,407)
-	-	-	-	(370)
-	-	-	-	(136)
-	-	-	-	(598)
-	-	-	-	-
(164,481)	(882,513)	0 †	(100,900)	-
(93,058)	(1,210,188)	(64,919)	(27,205)	-
(117,280)	(282,001)	(27,103)	(58,545)	-
(13,393)	(157,040)	(20,060)	(10,977)	-
(45,145)	(345,780)	(58,732)	(34,250)	-
(1,687)	(3,192)	(1)	(618)	-

2,650,450	9,272,401	845,261	1,633,813	451,247

7,615,061	36,320,735	2,691,339	15,982,313	1,181,802

8,302,765	(4,538,562)	787,623	11,661,754	(285,345)
125,118	(3,570,763)	(312,399)	-	-
(1,267)	(4,046,468)	(1,394,857)	-	-
-	-	10,548	-	(2,300,256)

8,426,616	(12,155,793)	(909,085)	11,661,754	(2,585,601)

(36,814,888)	(42,615,664)	(1,950,233)	(4,455,035)	(3,550,388)
(24,939)	1,344,150	91,923	-	-
(17,514)	3,411,061	494,285	-	-
-	-	(8,736)	-	5,994

(36,857,341)	(37,860,453)	(1,372,761)	(4,455,035)	(3,544,394)

(28,430,725)	(50,016,246)	(2,281,846)	7,206,719	(6,129,995)

$(20,815,664)	$(13,695,511)	$409,493	$23,189,032	$(4,948,193)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2013

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$2,080,430	$3,164,148
Interest	1,373,273	1,273
Securities lending net income	-	10,972

Total investment income	3,453,703	3,176,393

Expenses (Note 3):
Investment management fees	688,121	686,263
Custody fees	52,637	25,905
Audit fees	36,366	34,139
Legal fees	487	135
Proxy fees	1,028	1,028
Shareholder reporting fees	8,824	7,519
Trustees’ fees	10,588	9,752

	798,051	764,741
Administration fees:
Class S	90,309	73,685
Class Y	20,531	193
Class L	12,600	45,664
Class A	110,395	26,891
Class N	-	304
Distribution fees:
Class N	-	202
Service fees:
Class A	69,553	21,288
Class N	-	202

Total expenses	1,101,439	933,170
Expenses waived (Note 3):
Class S fees reimbursed by adviser	-	-
Class Y fees reimbursed by adviser	-	-
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class N fees reimbursed by adviser	-	-
Class S administrative fees waived	(13,664)	-
Class Y administrative fees waived	(1,032)	-
Class L administrative fees waived	(419)	-
Class A administrative fees waived	(3,268)	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	1,083,056	933,170

Net investment income (loss)	2,370,647	2,243,223

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	10,671,446	30,369,712
Futures contracts	463,706	-
Swap agreements	(92,006)	-
Foreign currency transactions	-	1,132

Net realized gain (loss)	11,043,146	30,370,844

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,498,657	(4,184,156)
Futures contracts	36,670	-
Swap agreements	80,162	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	1,615,489	(4,184,156)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	12,658,635	26,186,688

Net increase (decrease) in net assets resulting from operations	$15,029,282	$28,429,911

(a) Net of withholding tax of:	$2,008	$45,222

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$8,363,226	$3,217,332	$4,690,745	$6,061,745
114	253	349	115
-	16,142	-	-

8,363,340	3,233,727	4,691,094	6,061,860

1,599,386	1,121,393	1,896,266	1,492,738
37,383	20,928	46,285	35,157
35,260	32,697	33,436	35,236
623	345	468	643
1,028	1,028	1,028	1,028
14,950	9,295	15,358	14,271
23,501	12,640	21,086	21,939

1,712,131	1,198,326	2,013,927	1,601,012

67,135	136,273	201,449	50,714
82,742	7,829	16,228	69,175
9,579	97,142	50,129	33,021
27,516	38,220	187,830	43,898
434	286	512	-

352	198	366	-

26,611	30,823	156,525	43,139
352	198	366	-

1,926,852	1,509,295	2,627,332	1,840,959

-	(117,186)	(162,119)	-
-	(4,628)	(2,538)	-
-	(29,642)	(2,987)	-
-	(11,662)	(93,906)	-
-	(75)	(114)	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
(75,528)	-	-	(68,029)
(23,300)	-	-	(19,468)
(1,120)	-	-	(3,801)
(3,371)	-	-	(5,468)
(45)	-	-	-

1,823,488	1,346,102	2,365,668	1,744,193

6,539,852	1,887,625	2,325,426	4,317,667

53,490,981	19,746,341	49,900,849	55,992,581
-	-	-	-
-	-	-	-
-	(69)	34,428	-

53,490,981	19,746,272	49,935,277	55,992,581

5,762,260	7,882,950	(9,790,501)	(2,977,653)
-	-	-	-
-	-	-	-
-	121	(38,256)	-

5,762,260	7,883,071	(9,828,757)	(2,977,653)

59,253,241	27,629,343	40,106,520	53,014,928

$65,793,093	$29,516,968	$42,431,946	$57,332,595

$10,615	$18,961	$57,088	$11,735

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2013

	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$2,720,460	$8,041,341
Dividends — affiliated issuers (Note 7)	-	6,163
Interest	28,310	251
Securities lending net income	131,884	240,154

Total investment income	2,880,654	8,287,909

Expenses (Note 3):
Investment management fees	868,365	3,063,905
Custody fees	23,277	162,648
Audit fees	33,582	47,609
Legal fees	1,018	614
Proxy fees	1,028	1,028
Shareholder reporting fees	8,222	16,927
Trustees’ fees	11,093	27,983

	946,585	3,320,714
Administration fees:
Class Z	-	-
Class S	71,334	376,846
Class Y	5,699	16,664
Class L	22,065	433,869
Class A	195,895	158,970
Class N	-	4,471
Distribution fees:
Class N	-	2,726
Service fees:
Class A	164,840	110,396
Class N	-	2,726

Total expenses	1,406,418	4,427,382
Expenses waived (Note 3):
Class Z fees reimbursed by adviser	-	-
Class S fees reimbursed by adviser	(21,734)	(328,394)
Class Y fees reimbursed by adviser	(966)	(3,719)
Class L fees reimbursed by adviser	(2,079)	(104,743)
Class A fees reimbursed by adviser	(19,223)	(20,736)
Class N fees reimbursed by adviser	-	(2,803)
Class Z management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	1,362,416	3,966,987

Net investment income (loss)	1,518,238	4,320,922

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	23,593,973	18,737,281
Foreign currency transactions	2	(126,976)

Net realized gain (loss)	23,593,975	18,610,305

Net change in unrealized appreciation (depreciation) on:
Investment transactions	21,735,614	66,060,040
Translation of assets and liabilities in foreign currencies	-	19,383

Net change in unrealized appreciation (depreciation)	21,735,614	66,079,423

Net realized gain (loss) and change in unrealized appreciation (depreciation)	45,329,589	84,689,728

Net increase (decrease) in net assets resulting from operations	$46,847,827	$89,010,650

(a) Net of withholding tax of:	$114	$660,621

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging MarketsFund

$12,325,116	$3,274,306	$3,015,997
18,254	-	-
343	86	704
481,399	88,242	9,407

12,825,112	3,362,634	3,026,108

4,302,273	1,179,260	1,383,782
303,013	76,680	130,912
42,316	41,158	39,006
997	315	533
1,028	1,028	1,028
20,836	7,768	7,955
37,142	9,537	9,432

4,707,605	1,315,746	1,572,648

-	47,343	49,733
580,992	30,594	13,676
37,405	18,512	609
54,140	22,233	374
160,950	71,131	1,492
-	5,400	-

-	2,454	-

126,057	44,457	829
-	2,454	-

5,667,149	1,560,324	1,639,361

-	-	(116,011)
-	-	(6,384)
-	-	(189)
-	-	(78)
-	-	(310)
-	-	-
-	(79,017)	(186,490)
-	(20,330)	(10,266)
-	(7,395)	(305)
-	(5,537)	(125)
-	(17,767)	(497)
-	(983)	-

5,667,149	1,429,295	1,318,706

7,157,963	1,933,339	1,707,402

42,271,668	3,267,324	(10,832,520)
(271,455)	(145,220)	(310,958)

42,000,213	3,122,104	(11,143,478)

68,751,005	5,501,426	6,350,059
(19,770)	(5,150)	(12,576)

68,731,235	5,496,276	6,337,483

110,731,448	8,618,380	(4,805,995)

$117,889,411	$10,551,719	$(3,098,593)

$803,296	$305,537	$381,383

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$26,649	$25,703	$15,550
Net realized gain (loss) on investment transactions	4,430	3,650	13,349
Net change in unrealized appreciation (depreciation) on investments	-	-	-

Net increase (decrease) in net assets resulting from operations	31,079	29,353	28,899

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-	-
Class S	(25,200)	(8,502)	(5,031)
Class Y	(14,760)	(8,189)	(5,000)
Class L	-	-	-
Class A	(22,805)	(8,850)	(5,716)
Class N	-	-	-

Total distributions from net investment income	(62,765)	(25,541)	(15,747)

From net realized gains:
Class Z	-	-	-
Class S	-	-	-
Class Y	-	-	-
Class L	-	-	-
Class A	-	-	-
Class N	-	-	-

Total distributions from net realized gains	-	-	-

Net fund share transactions (Note 5):
Class Z	-	-	-
Class S	(10,817,961)	(26,859,326)	(31,580,844)
Class Y	(5,781,332)	(124,756,718)	38,905,238
Class L	-	-	-
Class A	12,304,753	(54,881,279)	(952,594)
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(4,294,540)	(206,497,323)	6,371,800

Captial contribution	-	-	750,000

Total increase (decrease) in net assets	(4,326,226)	(206,493,511)	7,134,952
Net assets
Beginning of year	415,335,489	621,829,000	614,694,048

End of year	$411,009,263	$415,335,489	$621,829,000

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(64,975)	$(28,893)	$(39,643)

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund			MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011

$7,636,327	$7,207,974	$8,916,111	$7,615,061	$5,906,632	$12,738,189
(399,777)	6,221,034	10,492,517	8,426,616	7,757,425	6,153,701

(589,822)	816,011	(7,945,378)	(36,857,341)	8,377,084	7,144,423

6,646,728	14,245,019	11,463,250	(20,815,664)	22,041,141	26,036,313

(2,972,939)	(2,778,529)	(2,263)*	(4,436,438)	(5,552,157)	- **
(3,039,953)	(2,596,888)	(4,449,365)	(2,425,789)	(2,682,692)	(2,787,672)
(1,354,062)	(1,264,242)	(1,073,958)	(2,851,252)	(3,300,262)	(2,901,460)
(703,233)	(580,575)	(2,726,346)	(301,336)	(186,582)	(1,087,830)
(1,231,459)	(977,160)	(1,478,363)	(968,498)	(1,527,238)	(1,021,318)
-	(107,332)	(124,772)	(32,628)	(26,280)	(10,413)

(9,301,646)	(8,304,726)	(9,855,067)	(11,015,941)	(13,275,211)	(7,808,693)

(1,629,804)	(2,762,898)	(605)*	(1,189,400)	-	- **
(1,820,845)	(2,981,108)	(1,244,771)	(672,137)	-	-
(852,974)	(1,448,835)	(313,779)	(817,900)	-	-
(458,633)	(888,417)	(809,421)	(89,066)	-	-
(896,491)	(1,423,969)	(499,908)	(314,661)	-	-
(11,757)	(181,674)	(49,223)	(10,875)	-	-

(5,670,504)	(9,686,901)	(2,917,707)	(3,094,039)	-	-

55,641,215	(1,485,333)	136,450,951 *	3,873,943	20,252,314	94,826,894 **
41,101,424	3,802,325	(33,347,998)	(11,703,148)	(15,910,355)	(8,349,313)
(2,802,482)	5,356,049	15,643,912	(3,918,056)	12,637,414	(19,620,604)
12,326,336	(7,207,594)	(79,839,801)	1,795,096	2,871,708	(34,482,400)
5,086,870	1,965,255	(28,013,435)	(6,575,388)	425,927	(868,049)
313,225	(7,718,909)	870,707	389,218	463,529	244,151

111,666,588	(5,288,207)	11,764,336	(16,138,335)	20,740,537	31,750,679

-	-	-	-	-	-

103,341,166	(9,034,815)	10,454,812	(51,063,979)	29,506,467	49,978,299

482,422,988	491,457,803	481,002,991	345,237,327	315,730,860	265,752,561

$585,764,154	$482,422,988	$491,457,803	$294,173,348	$345,237,327	$315,730,860

$8,979,318	$7,625,644	$7,366,206	$5,370,777	$6,708,696	$12,787,427

$-	$-	$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$36,320,735	$32,684,343	$33,402,904
Net realized gain (loss) on investment transactions	(12,155,793)	36,612,873	34,526,417
Net change in unrealized appreciation (depreciation) on investments	(37,860,453)	32,059,899	(3,265,264)

Net increase (decrease) in net assets resulting from operations	(13,695,511)	101,357,115	64,664,057

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(11,760,419)	(9,881,932)	(2,942)*
Class S	(16,715,444)	(15,089,695)	(22,218,153)
Class Y	(3,683,072)	(3,091,504)	(4,353,171)
Class L	(1,973,054)	(1,681,301)	(5,788,601)
Class A	(3,742,227)	(3,622,276)	(5,117,959)
Class N	(34,038)	(14,873)	(21,129)

Total distributions from net investment income	(37,908,254)	(33,381,581)	(37,501,955)

From net realized gains:
Class Z	(9,935,218)	(9,034,969)	(3,053)*
Class S	(15,393,523)	(15,441,069)	(23,756,510)
Class Y	(3,454,333)	(3,216,420)	(4,742,690)
Class L	(1,923,454)	(2,009,415)	(6,475,477)
Class A	(4,106,871)	(4,416,598)	(6,242,223)
Class N	(39,187)	(21,459)	(28,760)

Total distributions from net realized gains	(34,852,586)	(34,139,930)	(41,248,713)

Net fund share transactions (Note 5):
Class Z	(7,474,661)	192,368,971	308,278,395 *
Class S	(175,185,370)	(86,327,032)	20,548,812
Class Y	(10,881,494)	5,457,771	(3,927,041)
Class L	(5,891,616)	(2,032,555)	(119,852,869)
Class A	(1,528,224)	(12,378,903)	(1,922,748)
Class N	293,834	501,686	29,796

Increase (decrease) in net assets from fund share transactions	(200,667,531)	97,589,938	203,154,345

Total increase (decrease) in net assets	(287,123,882)	131,425,542	189,067,734
Net assets
Beginning of year	1,695,078,568	1,563,653,026	1,374,585,292

End of year	$1,407,954,686	$1,695,078,568	$1,563,653,026

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$30,901,371	$29,327,365	$27,144,732

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund			MassMutual Premier High Yield Fund
Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011

$2,691,339	$3,125,344	$6,197,721	$15,982,313	$14,716,593	$11,900,579
(909,085)	2,668,086	8,297,477	11,661,754	7,286,454	3,952,575

(1,372,761)	2,790,644	(5,767,858)	(4,455,035)	5,264,407	(5,444,900)

409,493	8,584,074	8,727,340	23,189,032	27,267,454	10,408,254

(5)	-	(4,276)*	(7,686,693)	(6,322,701)	- **
(1,451,138)	(1,388,245)	(1,997,405)	(1,599,632)	(806,955)	(4,926,019)
(333,301)	(1,604,789)	(1,354,620)	(4,014,533)	(3,174,861)	(4,829,400)
(398,553)	(378,992)	(4,038,036)	(664,781)	(296,498)	(473,093)
(1,262,840)	(1,546,682)	(1,749,656)	(2,491,300)	(1,798,896)	(3,391,988)
(51)	-	(3,413)	(33,142)	(18,352)	(52,842)

(3,445,888)	(4,918,708)	(9,147,406)	(16,490,081)	(12,418,263)	(13,673,342)

(3)	(7)	(843)*	-	-	- **
(1,042,719)	(2,133,819)	(417,603)	-	-	-
(312,639)	(2,455,693)	(281,667)	-	-	-
(289,570)	(799,099)	(849,885)	-	-	-
(993,942)	(2,567,850)	(388,089)	-	-	-
(44)	(105)	(1,557)	-	-	-

(2,638,917)	(7,956,573)	(1,939,644)	-	-	-

8	7	(702,076)*	(5,133,707)	18,134,696	75,648,142 **
884,703	8,515,356	(21,252,464)	7,909,272	(16,878,862)	(18,265,084)
(24,106,947)	495,258	1,567,095	(308,924)	(1,733,691)	1,366,939
3,752,807	(471,535)	(90,475,152)	5,069,235	3,486,034	(20,748)
(3,569,715)	1,611,541	(10,888,954)	(10,863,366)	7,085,604	(7,081,349)
(1,577)	105	(174,746)	182,077	151,616	(281,498)

(23,040,721)	10,150,732	(121,926,297)	(3,145,413)	10,245,397	51,366,402

(28,716,033)	5,859,525	(124,286,007)	3,553,538	25,094,588	48,101,314

121,719,088	115,859,563	240,145,570	232,318,477	207,223,889	159,122,575

$93,003,055	$121,719,088	$115,859,563	$235,872,015	$232,318,477	$207,223,889

$1,693,426	$2,821,570	$4,637,928	$11,402,452	$11,850,002	$9,578,594

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Bond Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,181,802	$952,870	$957,628
Net realized gain (loss) on investment transactions	(2,585,601)	218,390	496,544
Net change in unrealized appreciation (depreciation) on investments	(3,544,394)	(107,398)	240,411

Net increase (decrease) in net assets resulting from operations	(4,948,193)	1,063,862	1,694,583

Distributions to shareholders (Note 2):
From net investment income:
Class S	(830,239)	(1,672,757)	(1,274,002)
Class Y	(5,498)	(3,520)	(5,416)
Class L	(1,691)	-	(5,271)
Class A	(5,076)	(32,227)	(51,360)
Class N	-	-	-

Total distributions from net investment income	(842,504)	(1,708,504)	(1,336,049)

From net realized gains:
Class S	(45,299)	-	(14,524)
Class Y	(306)	-	(62)
Class L	(106)	-	(62)
Class A	(528)	-	(635)

Total distributions from net realized gains	(46,239)	-	(15,283)

Net fund share transactions (Note 5):
Class S	(1,539,579)	1,279,102	26,574,707
Class Y	(266,406)	290,038	5,478
Class L	(20,360)	33,615	(383,095)
Class A	(507,629)	(205,365)	115,473
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(2,333,974)	1,397,390	26,312,563

Total increase (decrease) in net assets	(8,170,910)	752,748	26,655,814
Net assets
Beginning of year	54,860,187	54,107,439	27,451,625

End of year	$46,689,277	$54,860,187	$54,107,439

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$135,013	$892,012	$1,515,016

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund			MassMutual Premier Value Fund
Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011

$2,370,647	$2,076,768	$2,283,764	$2,243,223	$2,853,421	$2,372,904
11,043,146	6,917,638	10,929,761	30,370,844	(1,266,103)	24,852,652
1,615,489	4,396,071	(5,920,248)	(4,184,156)	15,212,452	(19,840,713)

15,029,282	13,390,477	7,293,277	28,429,911	16,799,770	7,384,843

(1,795,172)	(1,993,202)	(2,081,718)	(2,084,066)	(2,329,663)	(2,231,112)
(117,156)	(87,987)	(74,703)	(1,968)	(2,246)	(1,923)
(50,821)	(8,115)	(58,152)	(251,497)	(271,243)	(279,210)
(327,247)	(212,675)	(175,277)	(100,464)	(95,730)	(123,289)
-	-	-	(684)	(990)	(833)

(2,290,396)	(2,301,979)	(2,389,850)	(2,438,679)	(2,699,872)	(2,636,367)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(2,989,975)	(5,852,214)	(16,817,100)	(49,984,671)	(23,988,384)	(21,821,294)
2,341,724	1,164,654	198,947	(39,466)	(28,648)	(62,322)
100,901	2,228,764	(2,666,462)	(6,209,417)	(2,584,442)	(4,893,887)
17,651,046	3,751,478	1,536	(2,899,523)	(1,017,930)	(4,065,822)
-	-	-	(1,166)	(49,250)	(2,371)

17,103,696	1,292,682	(19,283,079)	(59,134,243)	(27,668,654)	(30,845,696)

29,842,582	12,381,180	(14,379,652)	(33,143,011)	(13,568,756)	(26,097,220)

127,808,067	115,426,887	129,806,539	156,898,470	170,467,226	196,564,446

$157,650,649	$127,808,067	$115,426,887	$123,755,459	$156,898,470	$170,467,226

$1,748,661	$1,592,811	$1,784,736	$1,484,297	$1,678,621	$1,718,931

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Value Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,539,852	$5,644,438	$4,870,948
Net realized gain (loss) on investment transactions	53,490,981	13,855,806	31,669,420
Net change in unrealized appreciation (depreciation) on investments	5,762,260	21,397,825	(18,020,365)

Net increase (decrease) in net assets resulting from operations	65,793,093	40,898,069	18,520,003

Distributions to shareholders (Note 2):
From net investment income:
Class S	(4,771,965)	(3,902,644)	(2,603,279)
Class Y	(1,438,085)	(960,990)	(1,017,694)
Class L	(58,924)	-	(1,080,621)
Class A	(173,369)	(130,901)	(132,449)
Class N	(2,011)	(1,236)	(1,995)

Total distributions from net investment income	(6,444,354)	(4,995,771)	(4,836,038)

Net fund share transactions (Note 5):
Class S	(19,419,372)	(15,179,899)	56,384,904
Class Y	(10,302,557)	5,086,379	(6,620,493)
Class L	1,078,517	447,303	(70,213,930)
Class A	438,974	(867,470)	(845,603)
Class N	1,343	(18,060)	(73,278)

Increase (decrease) in net assets from fund share transactions	(28,203,095)	(10,531,747)	(21,368,400)

Total increase (decrease) in net assets	31,145,644	25,370,551	(7,684,435)
Net assets
Beginning of year	291,302,353	265,931,802	273,616,237

End of year	$322,447,997	$291,302,353	$265,931,802

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,348,237	$4,429,398	$3,801,700

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund			MassMutual Premier Capital Appreciation Fund
Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011

$1,887,625	$1,355,443	$1,484,572	$2,325,426	$2,070,230	$2,470,451
19,746,272	15,053,911	9,728,609	49,935,277	28,902,846	71,465,388
7,883,071	11,799,258	(3,637,155)	(9,828,757)	11,891,908	(36,794,432)

29,516,968	28,208,612	7,576,026	42,431,946	42,864,984	37,141,407

(1,502,544)	(901,422)	(1,118,985)	(2,132,742)	(1,870,912)	(1,569,344)
(58,713)	-	(18,824)	(74,639)	(7,821)	(26,161)
(323,331)	(230,920)	(322,753)	(166,936)	(111,929)	(61,944)
(107,123)	(23,819)	(43,395)	(417,475)	(290,256)	(7,982)
(280)	(564)	(445)	(1,399)	-	-

(1,991,991)	(1,156,725)	(1,504,402)	(2,793,191)	(2,280,918)	(1,665,431)

(9,868,078)	(9,842,229)	(17,608,496)	(26,721,571)	(72,250,926)	(212,731,510)
(397,238)	4,711,583	(2,032,933)	9,858,382	5,211,948	(7,940,848)
(4,311,819)	(13,560,858)	(7,703,126)	(18,614,866)	(4,845,226)	(19,242,676)
(454,382)	2,324,059	(1,410,777)	(23,836,108)	(35,869,549)	(53,730,977)
(37,273)	(265,768)	35,713	(231,031)	(19,614)	(172,981)

(15,068,790)	(16,633,213)	(28,719,619)	(59,545,194)	(107,773,367)	(293,818,992)

12,456,187	10,418,674	(22,647,995)	(19,906,439)	(67,189,301)	(258,343,016)

170,652,879	160,234,205	182,882,200	305,798,069	372,987,370	631,330,386

$183,109,066	$170,652,879	$160,234,205	$285,891,630	$305,798,069	$372,987,370

$1,135,157	$1,259,438	$1,208,065	$967,813	$1,401,150	$1,702,373

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Growth Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,317,667	$3,419,403	$2,134,759
Net realized gain (loss) on investment transactions	55,992,581	23,895,398	24,966,840
Net change in unrealized appreciation (depreciation) on investments	(2,977,653)	13,134,930	(8,983,689)

Net increase (decrease) in net assets resulting from operations	57,332,595	40,449,731	18,117,910

Distributions to shareholders (Note 2):
From net investment income:
Class S	(3,049,735)	(1,885,057)	(846,424)
Class Y	(814,371)	(481,683)	(446,373)
Class L	(127,057)	-	(608,941)
Class A	(190,668)	(39,504)	(33,756)
Class N	-	-	-

Total distributions from net investment income	(4,181,831)	(2,406,244)	(1,935,494)

From net realized gains:
Class S	(582,878)	-	-
Class Y	(165,016)	-	-
Class L	(27,034)	-	-
Class A	(47,338)	-	-

Total distributions from net realized gains	(822,266)	-	-

Net fund share transactions (Note 5):
Class S	(37,811,753)	6,467,954	93,691,180
Class Y	(3,848,490)	676,103	1,195,831
Class L	8,992,605	7,591,965	(72,439,038)
Class A	1,793,971	6,617,219	1,497,949
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(30,873,667)	21,353,241	23,945,922

Total increase (decrease) in net assets	21,454,831	59,396,728	40,128,338
Net assets
Beginning of year	292,346,300	232,949,572	192,821,234

End of year	$313,801,131	$292,346,300	$232,949,572

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,531,345	$2,532,160	$1,559,801

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund			MassMutual Premier Global Fund
Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012*	Year Ended October 31, 2011

$1,518,238	$1,002,211	$1,227,009	$4,320,922	$4,205,138	$4,592,565
23,593,975	15,016,278	35,434,137	18,610,305	(751,668)	2,013,364
21,735,614	643,552	(21,063,989)	66,079,423	21,602,012	(3,994,478)

46,847,827	16,662,041	15,597,157	89,010,650	25,055,482	2,611,451

(771,082)	(872,574)	(987,135)	(2,614,685)	(2,838,694)	(3,378,699)
(35,673)	(6,689)	(11,538)	(85,643)	(85,125)	(123,930)
(66,410)	(13,546)	(8,366)	(1,211,149)	(1,321,950)	(1,642,661)
(432,796)	(133,946)	(213,659)	(330,289)	(312,829)	(456,438)
-	-	-	(7,743)	(6,835)	(7,240)

(1,305,961)	(1,026,755)	(1,220,698)	(4,249,509)	(4,565,433)	(5,608,968)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(7,213,806)	(57,866,649)	(20,884,874)	(28,424,289)	(18,526,765)	(14,841,025)
(1,568,133)	1,132,074	145,219	(568,700)	43,390	445,465
1,468,750	2,802,979	(2,984,940)	(7,363,036)	(15,102,666)	(13,297,150)
(1,394,859)	(6,898,393)	(14,998,768)	(2,584,287)	1,460,810	(4,049,799)
-	-	-	64,996	54,808	73,367

(8,708,048)	(60,829,989)	(38,723,363)	(38,875,316)	(32,070,423)	(31,669,142)

36,833,818	(45,194,703)	(24,346,904)	45,885,825	(11,580,374)	(34,666,659)

135,868,732	181,063,435	205,410,339	354,738,577	366,318,951	400,985,610

$172,702,550	$135,868,732	$181,063,435	$400,624,402	$354,738,577	$366,318,951

$660,029	$429,865	$539,067	$2,261,714	$2,242,242	$2,136,122

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,157,963	$6,536,742	$7,352,096
Net realized gain (loss) on investment transactions	42,000,213	15,332,230	61,159,324
Net change in unrealized appreciation (depreciation) on investments	68,731,235	2,492,455	(59,263,592)

Net increase (decrease) in net assets resulting from operations	117,889,411	24,361,427	9,247,828

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-	-
Class S	(5,786,543)	(6,144,878)	(5,860,173)
Class Y	(321,754)	(325,047)	(136,382)
Class L	(212,882)	(136,285)	(412,749)
Class A	(503,389)	(597,267)	(325,765)
Class N	-	-	-

Total distributions from net investment income	(6,824,568)	(7,203,477)	(6,735,069)

From net realized gains:
Class Z	-	-	-
Class S	(12,314,694)	(38,481,874)	-
Class Y	(696,090)	(1,974,045)	-
Class L	(499,651)	(1,277,744)	-
Class A	(1,496,537)	(4,863,637)	-

Total distributions from net realized gains	(15,006,972)	(46,597,300)	-

Net fund share transactions (Note 5):
Class Z	-	-	-
Class S	(30,655,748)	(130,624,584)	(29,722,973)
Class Y	(37,831)	2,992,576	3,963,096
Class L	(278,031)	3,073,896	(41,415,227)
Class A	256,543	807,899	(3,185,875)
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(30,715,067)	(123,750,213)	(70,360,979)

Total increase (decrease) in net assets	65,342,804	(153,189,563)	(67,848,220)
Net assets
Beginning of year	480,058,192	633,247,755	701,095,975

End of year	$545,400,996	$480,058,192	$633,247,755

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$5,385,929	$4,726,276	$4,843,359

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund			MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended September 30, 2013	Period Ended September 30, 2012***	Year Ended October 31, 2011

$1,933,339	$2,422,436	$1,318,958	$1,707,402	$1,307,216	$1,938,890
3,122,104	3,422,874	6,114,989	(11,143,478)	(2,545,074)	16,759,854

5,496,276	(1,630,167)	(10,246,953)	6,337,483	1,583,831	(39,491,211)

10,551,719	4,215,143	(2,813,006)	(3,098,593)	345,973	(20,792,467)

(1,063,618)	(206,554)	(1,884)*	(1,094,858)	(1,553,000)	- **
(513,418)	(205,670)	(395,980)	(47,848)	-	(368,037)
(100,077)	(51,354)	(140,147)	(1,277)	(1,604)	(412)
(89,498)	(3,363)	(315,154)	(441)	-	(61,460)
(191,242)	(30,244)	(422,195)	-	(1,069)	-
(7,648)	-	(10,327)	-	-	-

(1,965,501)	(497,185)	(1,285,687)	(1,144,424)	(1,555,673)	(429,909)

-	-	-	-	(16,945,727)	-
-	-	-	-	(658,272)	(10,551,103)
-	-	-	-	(23,263)	(17,778)
-	-	-	-	(61)	(4,909,924)
-	-	-	-	(49,912)	(55,982)

-	-	-	-	(17,677,235)	(15,534,787)

12,360,280	47,518,932	25,466,667 *	(15,339,014)	55,831,436	105,040,250 **
(29,751,796)	3,622,930	6,901,166	1,132,650	(40,006,448)	(38,912,501)
(5,785,553)	133,740	208,266	8,794	37,415	28,518
(3,617,348)	912,429	(13,781,341)	38,107	63,560	(50,195,656)
(8,819,128)	(3,006,797)	(9,673,629)	(35,247)	43,028	(125,408)
(83,149)	5,209	(20,660)	-	-	-

(35,696,694)	49,186,443	9,100,469	(14,194,710)	15,968,991	15,835,203

(27,110,476)	52,904,401	5,001,776	(18,437,727)	(2,917,944)	(20,921,960)

144,404,409	91,500,008	86,498,232	141,548,593	144,466,537	165,388,497

$117,293,933	$144,404,409	$91,500,008	$123,110,866	$141,548,593	$144,466,537

$1,781,734	$1,335,573	$-	$1,386,727	$1,134,707	$1,488,973

$-	$-	$(594,260)	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2013

MassMutual Premier Inflation-Protected and Income Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(20,815,664)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(248,224,146)
Investments sold	246,524,336
Increases in the principal amount of inflation-indexed bonds	(5,546,960)
(Purchase) Sale of short-term investments, net	64,911,710
Amortization (accretion) of discount and premium, net	1,753,813
(Increase) Decrease in receivable from interest and dividends	119,348
(Increase) Decrease in receivable from investment adviser	4,202
Increase (Decrease) in collateral pledged for reverse repurchase agreements	587,623
Increase (Decrease) in payable for interest for reverse repurchase agreements	(34,249)
Increase (Decrease) in payable for Trustees’ fees and expenses	8,676
Increase (Decrease) in payable for investment management fees	(15,520)
Increase (Decrease) in payable for administration fees	(7,259)
Increase (Decrease) in payable for service fees	(5,730)
Increase (Decrease) in payable for distribution fees	180
Increase (Decrease) in variation margin on open derivative instruments	13,654
Increase (Decrease) in payable for accrued expenses and other liabilities	3,070
Net change in unrealized (appreciation) depreciation on investments	36,814,888
Net realized (gain) loss from investments	(8,302,765)

Net cash from (used in) operating activities	67,789,207

Cash flows from (used in) financing activities:
Proceeds from shares sold	120,384,660
Payment on shares redeemed	(150,632,346)
Cash distributions paid	(358)
Proceeds from reverse repurchase agreements	149,642,837
Repayment of reverse repurchase agreements	(187,740,495)

Net cash from (used in) financing activities	(68,345,702)

Net increase (decrease) in cash	(556,495)
Due to custodian at beginning of year	-

Due to custodian at end of year	$(556,495)

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$14,109,622
Cash paid out for interest on reverse repurchase agreements	$707,561

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations		From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$1.00	$0.00	[d]	$(0.00)[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.01%		$152,076	0.45%		0.15%		0.01%
09/30/12[i]	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[b,e]	162,906	0.46%	[a]	0.16%	[a]	0.00%	[a,e]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	189,764	0.46%		0.20%		0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	221,083	0.46%		0.25%		0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.40%		299,832	0.49%		0.45%		0.41%
10/31/08	1.00	0.03		(0.00)[d]	0.03		(0.03)	(0.00)[d]	(0.03)	1.00	2.64%		323,136	0.48%		0.48%	[k]	2.55%
Class Y
09/30/13	$1.00	$0.00	[d]	$(0.00)[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.01%		$102,825	0.56%		0.15%		0.01%
09/30/12[i]	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.01%	[b]	108,613	0.56%	[a]	0.16%	[a]	0.01%	[a]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	233,369	0.56%		0.20%		0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	194,208	0.56%		0.25%		0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.35%		197,503	0.60%		0.50%		0.38%
10/31/08	1.00	0.03		(0.00)[d]	0.03		(0.03)	(0.00)[d]	(0.03)	1.00	2.54%		231,584	0.58%		0.58%	[k]	2.47%
Class A
09/30/13	$1.00	$0.00	[d]	$(0.00)[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.02%		$156,109	0.95%		0.15%		0.01%
09/30/12[i]	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.01%	[b]	143,816	0.96%	[a]	0.16%	[a]	0.01%	[a]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	198,696	0.96%		0.20%		0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	199,403	0.96%		0.25%		0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.28%		270,497	0.99%		0.57%		0.28%
10/31/08	1.00	0.02		(0.00)[d]	0.02		(0.02)	(0.00)[d]	(0.02)	1.00	2.33%		291,735	0.98%		0.78%		2.30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$10.77	$0.18	$(0.02)	$0.16	$(0.23)	$(0.13)	$(0.36)	$10.57	1.62%		$188,114	0.50%		0.36%		1.68%
09/30/12[i]	10.87	0.18	0.16	0.34	(0.22)	(0.22)	(0.44)	10.77	3.20%	[b]	134,803	0.51%	[a]	0.37%	[a]	1.83%	[a]
10/31/11[g]	10.86	0.20	0.13	0.33	(0.25)	(0.07)	(0.32)	10.87	3.05%	[b]	137,464	0.52%	[a]	0.37%	[a]	2.07%	[a]
Class S
09/30/13	$10.79	$0.16	$(0.02)	$0.14	$(0.21)	$(0.13)	$(0.34)	$10.59	1.43%		$196,790	0.69%		0.55%		1.48%
09/30/12[i]	10.88	0.16	0.16	0.32	(0.19)	(0.22)	(0.41)	10.79	2.91%	[b]	158,361	0.70%	[a]	0.56%	[a]	1.64%	[a]
10/31/11	10.93	0.20	0.05	0.25	(0.23)	(0.07)	(0.30)	10.88	2.38%		155,719	0.67%		0.55%		1.86%
10/31/10	10.64	0.29	0.34	0.63	(0.34)	-	(0.34)	10.93	6.10%		190,062	0.56%		N/A		2.72%
10/31/09	9.79	0.41	0.94	1.35	(0.50)	-	(0.50)	10.64	14.34%		143,114	0.56%		N/A		4.13%
10/31/08	10.49	0.40	(0.53)	(0.13)	(0.57)	-	(0.57)	9.79	(1.23%	)	153,218	0.55%		0.55%	[k]	3.97%
Class Y
09/30/13	$10.72	$0.15	$(0.01)	$0.14	$(0.20)	$(0.13)	$(0.33)	$10.53	1.33%		$75,944	0.74%		0.60%		1.43%
09/30/12[i]	10.82	0.15	0.16	0.31	(0.19)	(0.22)	(0.41)	10.72	2.93%	[b]	79,985	0.75%	[a]	0.61%	[a]	1.59%	[a]
10/31/11	10.87	0.19	0.05	0.24	(0.22)	(0.07)	(0.29)	10.82	2.30%		75,045	0.73%		0.60%		1.80%
10/31/10	10.58	0.28	0.35	0.63	(0.34)	-	(0.34)	10.87	6.11%		59,027	0.61%		N/A		2.69%
10/31/09	9.74	0.39	0.95	1.34	(0.50)	-	(0.50)	10.58	14.36%		56,552	0.61%		N/A		3.90%
10/31/08	10.42	0.40	(0.52)	(0.12)	(0.56)	-	(0.56)	9.74	(1.29%	)	34,550	0.60%		0.60%	[k]	3.95%
Class L
09/30/13	$10.69	$0.14	$(0.01)	$0.13	$(0.20)	$(0.13)	$(0.33)	$10.49	1.27%		$48,954	0.82%		0.68%		1.36%
09/30/12[i]	10.74	0.15	0.16	0.31	(0.14)	(0.22)	(0.36)	10.69	2.87%	[b]	37,298	0.83%	[a]	0.69%	[a]	1.51%	[a]
10/31/11	10.80	0.18	0.05	0.23	(0.22)	(0.07)	(0.29)	10.74	2.18%		44,760	0.80%		0.68%		1.72%
10/31/10	10.52	0.27	0.34	0.61	(0.33)	-	(0.33)	10.80	5.95%		125,719	0.76%		0.69%		2.60%
10/31/09	9.68	0.39	0.93	1.32	(0.48)	-	(0.48)	10.52	14.19%		114,790	0.76%		0.69%		4.01%
10/31/08	10.38	0.39	(0.53)	(0.14)	(0.56)	-	(0.56)	9.68	(1.35%	)	123,378	0.75%		0.68%		3.88%
Class A
09/30/13	$10.62	$0.12	$(0.02)	$0.10	$(0.18)	$(0.13)	$(0.31)	$10.41	0.99%		$74,711	1.07%		0.93%		1.11%
09/30/12[i]	10.71	0.12	0.16	0.28	(0.15)	(0.22)	(0.37)	10.62	2.66%	[b]	71,031	1.08%	[a]	0.94%	[a]	1.26%	[a]
10/31/11	10.76	0.16	0.05	0.21	(0.19)	(0.07)	(0.26)	10.71	2.02%		69,635	1.06%		0.93%		1.48%
10/31/10	10.48	0.24	0.34	0.58	(0.30)	-	(0.30)	10.76	5.70%		98,198	1.01%		0.94%		2.32%
10/31/09	9.65	0.36	0.93	1.29	(0.46)	-	(0.46)	10.48	13.99%		68,067	1.01%		0.94%		3.67%
10/31/08	10.35	0.36	(0.53)	(0.17)	(0.53)	-	(0.53)	9.65	(1.73%	)	63,490	1.00%		0.93%		3.59%
Class N
09/30/13	$10.49	$0.08	$-	$0.08	$-	$(0.13)	$(0.13)	$10.44	0.74%		$1,251	1.37%		1.23%		0.81%
09/30/12[i]	10.60	0.09	0.15	0.24	(0.13)	(0.22)	(0.35)	10.49	2.29%	[b]	944	1.38%	[a]	1.24%	[a]	0.93%	[a]
10/31/11	10.66	0.12	0.06	0.18	(0.17)	(0.07)	(0.24)	10.60	1.67%		8,835	1.36%		1.23%		1.18%
10/31/10	10.42	0.21	0.33	0.54	(0.30)	-	(0.30)	10.66	5.33%		7,997	1.31%		1.24%		2.03%
10/31/09	9.58	0.33	0.93	1.26	(0.42)	-	(0.42)	10.42	13.72%		4,408	1.31%		1.24%		3.38%
10/31/08	10.31	0.33	(0.52)	(0.19)	(0.54)	-	(0.54)	9.58	(2.02%	)	3,426	1.30%		1.23%		3.28%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	146%	349%	384%	332%	232%	140%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[o]		Ratio of expenses to average daily net assets after expense waivers[j,o]		Interest expense to average daily net assets [p]		Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$12.22	$0.28	$(0.99)	$(0.71)	$(0.40)	$(0.11)	$(0.51)	$11.00	(6.12%	)	$115,192	0.57%		0.44%		0.20%		0.77%		0.64%		2.43%
09/30/12[i]	11.91	0.23	0.59	0.82	(0.51)	-	(0.51)	12.22	7.12%	[b]	124,528	0.58%	[a]	0.45%	[a]	0.21%	[a]	0.79%	[a]	0.66%	[a]	2.10%	[a]
10/31/11[h]	10.67	0.30	0.94	1.24	-	-	-	11.91	11.62%	[b]	101,708	0.59%	[a]	0.45%	[a]	0.15%	[a]	0.74%	[a]	0.60%	[a]	3.88%	[a]
Class S
09/30/13	$12.22	$0.27	$(1.00)	$(0.73)	$(0.39)	$(0.11)	$(0.50)	$10.99	(6.22%	)	$56,344	0.68%		0.55%		0.20%		0.88%		0.75%		2.29%
09/30/12[i]	11.90	0.21	0.60	0.81	(0.49)	-	(0.49)	12.22	7.02%	[b]	75,714	0.69%	[a]	0.56%	[a]	0.21%	[a]	0.90%	[a]	0.77%	[a]	1.96%	[a]
10/31/11	11.30	0.53	0.43	0.96	(0.36)	-	(0.36)	11.90	8.99%		89,413	0.66%		0.56%		0.17%		0.83%		0.73%		4.79%
10/31/10	10.29	0.36	0.70	1.06	(0.05)	-	(0.05)	11.30	10.28%		92,808	0.56%		N/A		0.17%		0.73%		N/A		3.36%
10/31/09	9.51	(0.03)	1.58	1.55	(0.77)	-	(0.77)	10.29	16.82%		92,457	0.56%		N/A		0.07%		0.63%		N/A		(0.29%	)
10/31/08	10.53	0.62	(1.06)	(0.44)	(0.58)	-	(0.58)	9.51	(4.58%	)	111,763	0.54%		N/A		N/A		N/A		N/A		5.85%
Class Y
09/30/13	$12.18	$0.26	$(1.00)	$(0.74)	$(0.37)	$(0.11)	$(0.48)	$10.96	(6.35%	)	$82,273	0.78%		0.65%		0.20%		0.98%		0.85%		2.20%
09/30/12[i]	11.87	0.21	0.58	0.79	(0.48)	-	(0.48)	12.18	6.90%	[b]	95,417	0.79%	[a]	0.66%	[a]	0.21%	[a]	1.00%	[a]	0.87%	[a]	1.94%	[a]
10/31/11	11.27	0.48	0.47	0.95	(0.35)	-	(0.35)	11.87	8.80%		80,118	0.74%		0.66%		0.18%		0.92%		0.84%		4.36%
10/31/10	10.27	0.34	0.71	1.05	(0.05)	-	(0.05)	11.27	10.22%		95,864	0.66%		N/A		0.17%		0.83%		N/A		3.24%
10/31/09	9.50	(0.02)	1.55	1.53	(0.76)	-	(0.76)	10.27	16.74%		96,117	0.65%		N/A		0.07%		0.72%		N/A		(0.24%	)
10/31/08	10.52	0.61	(1.06)	(0.45)	(0.57)	-	(0.57)	9.50	(4.77%	)	71,147	0.64%		N/A		N/A		N/A		N/A		5.76%
Class L
09/30/13	$12.28	$0.24	$(0.99)	$(0.75)	$(0.36)	$(0.11)	$(0.47)	$11.06	(6.46%	)	$10,183	0.90%		0.77%		0.20%		1.10%		0.97%		2.08%
09/30/12[i]	11.84	0.19	0.59	0.78	(0.34)	-	(0.34)	12.28	6.78%	[b]	9,466	0.94%	[a]	0.81%	[a]	0.21%	[a]	1.15%	[a]	1.02%	[a]	1.78%	[a]
10/31/11	11.24	0.56	0.37	0.93	(0.33)	-	(0.33)	11.84	8.64%		6,301	0.89%		0.81%		0.18%		1.07%		0.99%		5.15%
10/31/10	10.25	0.33	0.69	1.02	(0.03)	-	(0.03)	11.24	9.97%		40,205	0.81%		N/A		0.17%		0.98%		N/A		3.12%
10/31/09	9.47	(0.05)	1.56	1.51	(0.73)	-	(0.73)	10.25	16.63%		36,760	0.80%		N/A		0.07%		0.87%		N/A		(0.53%	)
10/31/08	10.49	0.59	(1.06)	(0.47)	(0.55)	-	(0.55)	9.47	(4.92%	)	36,903	0.79%		N/A		N/A		N/A		N/A		5.56%
Class A
09/30/13	$12.00	$0.22	$(0.98)	$(0.76)	$(0.33)	$(0.11)	$(0.44)	$10.80	(6.62%	)	$28,778	1.08%		0.95%		0.20%		1.28%		1.15%		1.93%
09/30/12[i]	11.70	0.17	0.58	0.75	(0.45)	-	(0.45)	12.00	6.65%	[b]	38,957	1.09%	[a]	0.96%	[a]	0.21%	[a]	1.30%	[a]	1.17%	[a]	1.62%	[a]
10/31/11	11.11	0.45	0.45	0.90	(0.31)	-	(0.31)	11.70	8.50%		37,528	1.08%		0.96%		0.18%		1.26%		1.14%		4.10%
10/31/10	10.13	0.31	0.69	1.00	(0.02)	-	(0.02)	11.11	9.84%		36,493	1.06%		0.96%		0.17%		1.23%		1.13%		2.94%
10/31/09	9.38	(0.04)	1.52	1.48	(0.73)	-	(0.73)	10.13	16.40%		38,645	1.05%		0.95%		0.07%		1.12%		1.02%		(0.42%	)
10/31/08	10.39	0.57	(1.04)	(0.47)	(0.54)	-	(0.54)	9.38	(5.00%	)	34,282	1.04%		0.94%		N/A		N/A		N/A		5.46%
Class N
09/30/13	$12.04	$0.18	$(0.97)	$(0.79)	$(0.32)	$(0.11)	$(0.43)	$10.82	(6.84%	)	$1,404	1.39%		1.26%		0.20%		1.59%		1.46%		1.59%
09/30/12[i]	11.76	0.14	0.58	0.72	(0.44)	-	(0.44)	12.04	6.27%	[b]	1,155	1.39%	[a]	1.26%	[a]	0.21%	[a]	1.60%	[a]	1.47%	[a]	1.27%	[a]
10/31/11	11.18	0.43	0.45	0.88	(0.30)	-	(0.30)	11.76	8.16%		664	1.39%		1.26%		0.17%		1.56%		1.43%		3.85%
10/31/10	10.20	0.28	0.70	0.98	-	-	-	11.18	9.61%		384	1.35%		1.25%		0.17%		1.52%		1.42%		2.63%
10/31/09	9.43	(0.03)	1.49	1.46	(0.69)	-	(0.69)	10.20	16.05%		260	1.35%		1.25%		0.07%		1.42%		1.32%		(0.24%	)
10/31/08	10.44	0.54	(1.05)	(0.51)	(0.50)	-	(0.50)	9.43	(5.32%	)	185	1.34%		1.24%		N/A		N/A		N/A		5.13%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	56%	29%	46%	41%	35%	17%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$11.88	$0.28	$(0.36)	$(0.08)	$(0.29)	$(0.24)	$(0.53)	$11.27	(0.70%	)	$485,302	0.56%		0.38%		2.48%
09/30/12[i]	11.66	0.25	0.49	0.74	(0.27)	(0.25)	(0.52)	11.88	6.63%	[b]	518,536	0.56%	[a]	0.38%	[a]	2.39%	[a]
10/31/11[g]	11.67	0.28	0.41	0.69	(0.34)	(0.36)	(0.70)	11.66	6.32%	[b]	316,018	0.58%	[a]	0.40%	[a]	2.65%	[a]
Class S
09/30/13	$11.89	$0.26	$(0.37)	$(0.11)	$(0.27)	$(0.24)	$(0.51)	$11.27	(0.81%	)	$516,103	0.77%		0.59%		2.25%
09/30/12[i]	11.66	0.23	0.49	0.72	(0.24)	(0.25)	(0.49)	11.89	6.35%	[b]	728,293	0.77%	[a]	0.59%	[a]	2.19%	[a]
10/31/11	11.83	0.28	0.24	0.52	(0.33)	(0.36)	(0.69)	11.66	4.79%		799,669	0.74%		0.59%		2.47%
10/31/10	11.26	0.34	0.63	0.97	(0.40)	-	(0.40)	11.83	8.89%		789,543	0.60%		N/A		3.00%
10/31/09	10.16	0.45	1.33	1.78	(0.59)	(0.09)	(0.68)	11.26	18.53%		650,768	0.60%		N/A		4.26%
10/31/08	11.14	0.48	(0.84)	(0.36)	(0.62)	-	(0.62)	10.16	(3.48%	)	628,314	0.59%		0.59%	[k]	4.43%
Class Y
09/30/13	$11.83	$0.25	$(0.36)	$(0.11)	$(0.26)	$(0.24)	$(0.50)	$11.22	(0.94%	)	$143,460	0.82%		0.64%		2.21%
09/30/12[i]	11.61	0.23	0.48	0.71	(0.24)	(0.25)	(0.49)	11.83	6.34%	[b]	162,692	0.82%	[a]	0.64%	[a]	2.14%	[a]
10/31/11	11.78	0.27	0.25	0.52	(0.33)	(0.36)	(0.69)	11.61	4.75%		153,857	0.79%		0.64%		2.42%
10/31/10	11.21	0.34	0.62	0.96	(0.39)	-	(0.39)	11.78	8.88%		160,114	0.65%		N/A		2.96%
10/31/09	10.12	0.44	1.32	1.76	(0.58)	(0.09)	(0.67)	11.21	18.40%		144,757	0.65%		N/A		4.24%
10/31/08	11.08	0.48	(0.83)	(0.35)	(0.61)	-	(0.61)	10.12	(3.36%	)	160,857	0.64%		0.64%	[k]	4.41%
Class L
09/30/13	$11.77	$0.24	$(0.36)	$(0.12)	$(0.25)	$(0.24)	$(0.49)	$11.16	(1.03%	)	$80,694	0.89%		0.71%		2.15%
09/30/12[i]	11.53	0.22	0.48	0.70	(0.21)	(0.25)	(0.46)	11.77	6.28%	[b]	91,405	0.89%	[a]	0.71%	[a]	2.07%	[a]
10/31/11	11.70	0.26	0.25	0.51	(0.32)	(0.36)	(0.68)	11.53	4.70%		91,457	0.86%		0.71%		2.35%
10/31/10	11.15	0.33	0.61	0.94	(0.39)	-	(0.39)	11.70	8.67%		217,513	0.79%		0.71%		2.89%
10/31/09	10.06	0.43	1.33	1.76	(0.58)	(0.09)	(0.67)	11.15	18.41%		211,250	0.80%		0.72%		4.19%
10/31/08	11.04	0.47	(0.84)	(0.37)	(0.61)	-	(0.61)	10.06	(3.63%	)	249,701	0.79%		0.71%		4.34%
Class A
09/30/13	$11.65	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.24)	$(0.46)	$11.04	(1.20%	)	$180,654	1.14%		0.96%		1.90%
09/30/12[i]	11.44	0.19	0.48	0.67	(0.21)	(0.25)	(0.46)	11.65	6.01%	[b]	192,598	1.14%	[a]	0.96%	[a]	1.82%	[a]
10/31/11	11.62	0.23	0.24	0.47	(0.29)	(0.36)	(0.65)	11.44	4.39%		201,638	1.12%		0.96%		2.10%
10/31/10	11.07	0.29	0.62	0.91	(0.36)	-	(0.36)	11.62	8.47%		206,416	1.05%		0.97%		2.64%
10/31/09	9.99	0.40	1.32	1.72	(0.55)	(0.09)	(0.64)	11.07	18.13%		179,142	1.05%		0.97%		3.88%
10/31/08	10.97	0.43	(0.83)	(0.40)	(0.58)	-	(0.58)	9.99	(3.90%	)	164,141	1.04%		0.96%		4.06%
Class N
09/30/13	$11.83	$0.18	$(0.36)	$(0.18)	$(0.21)	$(0.24)	$(0.45)	$11.20	(1.53%	)	$1,742	1.46%		1.28%		1.59%
09/30/12[i]	11.61	0.16	0.48	0.64	(0.17)	(0.25)	(0.42)	11.83	5.72%	[b]	1,555	1.46%	[a]	1.28%	[a]	1.49%	[a]
10/31/11	11.78	0.20	0.25	0.45	(0.26)	(0.36)	(0.62)	11.61	4.12%		1,014	1.44%		1.28%		1.78%
10/31/10	11.23	0.26	0.63	0.89	(0.34)	-	(0.34)	11.78	8.10%		1,000	1.37%		1.29%		2.31%
10/31/09	9.95	0.36	1.34	1.70	(0.33)	(0.09)	(0.42)	11.23	17.65%		714	1.37%		1.29%		3.46%
10/31/08	10.92	0.43	(0.83)	(0.40)	(0.57)	-	(0.57)	9.95	(3.86%	)	344	1.37%		1.28%		4.04%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	452%	447%	539%	463%	333%	263%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$11.24	$0.37	$(0.22)	$0.15	$(0.48)	$(0.30)	$(0.78)	$10.61	1.36%		$0	[f]	0.66%		0.48%		3.44%
09/30/12[i]	11.08	0.29	0.63	0.92	-	(0.76)	(0.76)	11.24	8.84%	[b]	0	[f]	0.67%	[a]	0.50%	[a]	2.90%	[a]
10/31/11[g]	10.96	0.32	0.36	0.68	(0.47)	(0.09)	(0.56)	11.08	6.56%	[b]	0	[f]	0.64%	[a]	0.47%	[a]	3.22%	[a]
Class S
09/30/13	$10.57	$0.29	$(0.25)	$0.04	$(0.41)	$(0.30)	$(0.71)	$9.90	0.40%		$37,501		0.86%		0.69%		2.83%
09/30/12[i]	11.07	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.57	7.61%	[b]	38,986		0.93%	[a]	0.76%	[a]	3.00%	[a]
10/31/11	11.10	0.35	0.15	0.50	(0.44)	(0.09)	(0.53)	11.07	4.85%		31,390		0.85%		0.72%		3.25%
10/31/10	10.73	0.37	0.58	0.95	(0.58)	-	(0.58)	11.10	9.31%		53,298		0.71%		N/A		3.51%
10/31/09	9.69	0.44	1.24	1.68	(0.62)	(0.02)	(0.64)	10.73	18.21%		82,961		0.71%		N/A		4.42%
10/31/08	11.01	0.48	(1.17)	(0.69)	(0.59)	(0.04)	(0.63)	9.69	(6.51%	)	146,819		0.71%		0.70%		4.56%
Class Y
09/30/13	$10.58	$0.28	$(0.25)	$0.03	$(0.31)	$(0.30)	$(0.61)	$10.00	0.34%		$10,226		0.94%		0.77%		2.71%
09/30/12[i]	11.08	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.58	7.62%	[b]	34,732		0.98%	[a]	0.81%	[a]	2.96%	[a]
10/31/11	11.12	0.35	0.14	0.49	(0.44)	(0.09)	(0.53)	11.08	4.77%		35,701		0.92%		0.77%		3.21%
10/31/10	10.75	0.37	0.58	0.95	(0.58)	-	(0.58)	11.12	9.27%		34,202		0.76%		N/A		3.47%
10/31/09	9.72	0.43	1.24	1.67	(0.62)	(0.02)	(0.64)	10.75	18.18%		35,473		0.76%		N/A		4.28%
10/31/08	10.97	0.48	(1.10)	(0.62)	(0.59)	(0.04)	(0.63)	9.72	(5.97%	)	26,651		0.76%		0.75%		4.54%
Class L
09/30/13	$10.67	$0.28	$(0.25)	$0.03	$(0.41)	$(0.30)	$(0.71)	$9.99	0.26%		$13,271		0.97%		0.80%		2.73%
09/30/12[i]	11.03	0.28	0.48	0.76	(0.36)	(0.76)	(1.12)	10.67	7.61%	[b]	10,174		0.99%	[a]	0.82%	[a]	2.95%	[a]
10/31/11	11.07	0.34	0.15	0.49	(0.44)	(0.09)	(0.53)	11.03	4.74%		11,093		0.92%		0.78%		3.19%
10/31/10	10.70	0.37	0.58	0.95	(0.58)	-	(0.58)	11.07	9.29%		103,653		0.92%		0.77%		3.45%
10/31/09	9.67	0.42	1.25	1.67	(0.62)	(0.02)	(0.64)	10.70	18.21%		132,257		0.92%		0.77%		4.29%
10/31/08	10.91	0.47	(1.08)	(0.61)	(0.59)	(0.04)	(0.63)	9.67	(5.94%	)	130,078		0.92%		0.76%		4.53%
Class A
09/30/13	$10.61	$0.25	$(0.25)	$-	$(0.37)	$(0.30)	$(0.67)	$9.94	(0.05%	)	$32,005		1.22%		1.05%		2.47%
09/30/12[i]	11.09	0.26	0.48	0.74	(0.46)	(0.76)	(1.22)	10.61	7.39%	[b]	37,826		1.23%	[a]	1.06%	[a]	2.71%	[a]
10/31/11	11.13	0.32	0.15	0.47	(0.42)	(0.09)	(0.51)	11.09	4.49%		37,674		1.18%		1.02%		2.96%
10/31/10	10.76	0.34	0.58	0.92	(0.55)	-	(0.55)	11.13	9.00%		48,810		1.16%		1.01%		3.21%
10/31/09	9.72	0.37	1.28	1.65	(0.59)	(0.02)	(0.61)	10.76	17.93%		44,121		1.16%		1.01%		3.75%
10/31/08	10.97	0.45	(1.09)	(0.64)	(0.57)	(0.04)	(0.61)	9.72	(6.16%	)	36,268		1.16%		1.00%		4.27%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	438%	463%	566%	465%	322%	282%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$9.78	$0.70	$0.30	$1.00	$(0.71)	$-	$(0.71)	$10.07	10.75%		$99,457	0.60%		0.50%		7.09%
09/30/12[i]	9.19	0.64	0.53	1.17	(0.58)	-	(0.58)	9.78	13.58%	[b]	101,547	0.59%	[a]	0.49%	[a]	7.59%	[a]
10/31/11[h]	9.06	0.45	(0.32)	0.13	-	-	-	9.19	1.43%	[b]	77,527	0.61%	[a]	0.50%	[a]	7.42%	[a]
Class S
09/30/13	$9.80	$0.68	$0.30	$0.98	$(0.69)	$-	$(0.69)	$10.09	10.51%		$31,341	0.80%		0.70%		6.86%
09/30/12[i]	9.17	0.62	0.52	1.14	(0.51)	-	(0.51)	9.80	13.22%	[b]	22,723	0.80%	[a]	0.70%	[a]	7.37%	[a]
10/31/11	9.52	0.67	(0.15)	0.52	(0.87)	-	(0.87)	9.17	6.10%		37,865	0.77%		0.71%		7.34%
10/31/10	8.75	0.73	0.74	1.47	(0.70)	-	(0.70)	9.52	17.75%		57,929	0.70%		N/A		8.33%
10/31/09	7.97	0.67	1.07	1.74	(0.96)	-	(0.96)	8.75	25.68%		74,817	0.70%		N/A		8.66%
10/31/08	10.98	0.78	(2.94)	(2.16)	(0.82)	(0.03)	(0.85)	7.97	(21.03%	)	45,375	0.69%		N/A		8.14%
Class Y
09/30/13	$9.80	$0.67	$0.31	$0.98	$(0.69)	$-	$(0.69)	$10.09	10.56%		$58,569	0.85%		0.75%		6.82%
09/30/12[i]	9.20	0.62	0.53	1.15	(0.55)	-	(0.55)	9.80	13.23%	[b]	57,111	0.85%	[a]	0.75%	[a]	7.33%	[a]
10/31/11	9.55	0.66	(0.14)	0.52	(0.87)	-	(0.87)	9.20	5.95%		55,184	0.82%		0.76%		7.29%
10/31/10	8.77	0.73	0.74	1.47	(0.69)	-	(0.69)	9.55	17.84%		55,480	0.75%		N/A		8.26%
10/31/09	7.97	0.67	1.07	1.74	(0.94)	-	(0.94)	8.77	25.59%		65,222	0.75%		N/A		8.59%
10/31/08	10.99	0.78	(2.96)	(2.18)	(0.81)	(0.03)	(0.84)	7.97	(21.10%	)	77,447	0.74%		N/A		8.10%
Class L
09/30/13	$9.72	$0.65	$0.31	$0.96	$(0.69)	$-	$(0.69)	$9.99	10.40%		$14,288	1.00%		0.90%		6.66%
09/30/12[i]	9.13	0.60	0.53	1.13	(0.54)	-	(0.54)	9.72	12.98%	[b]	8,886	1.00%	[a]	0.90%	[a]	7.17%	[a]
10/31/11	9.48	0.64	(0.14)	0.50	(0.85)	-	(0.85)	9.13	5.84%		4,980	0.98%		0.91%		7.04%
10/31/10	8.72	0.71	0.73	1.44	(0.68)	-	(0.68)	9.48	17.62%		5,323	0.90%		N/A		8.13%
10/31/09	7.93	0.65	1.07	1.72	(0.93)	-	(0.93)	8.72	25.46%		4,391	0.90%		N/A		8.47%
10/31/08	10.94	0.76	(2.94)	(2.18)	(0.80)	(0.03)	(0.83)	7.93	(21.19%	)	2,990	0.89%		N/A		7.93%
Class A
09/30/13	$9.66	$0.63	$0.29	$0.92	$(0.64)	$-	$(0.64)	$9.94	10.09%		$31,490	1.25%		1.15%		6.43%
09/30/12[i]	9.07	0.58	0.52	1.10	(0.51)	-	(0.51)	9.66	12.78%	[b]	41,525	1.25%	[a]	1.15%	[a]	6.95%	[a]
10/31/11	9.42	0.62	(0.14)	0.48	(0.83)	-	(0.83)	9.07	5.60%		31,330	1.22%		1.16%		6.91%
10/31/10	8.67	0.69	0.72	1.41	(0.66)	-	(0.66)	9.42	17.33%		39,750	1.15%		N/A		7.87%
10/31/09	7.89	0.63	1.07	1.70	(0.92)	-	(0.92)	8.67	25.11%		35,953	1.15%		N/A		8.22%
10/31/08	10.89	0.73	(2.92)	(2.19)	(0.78)	(0.03)	(0.81)	7.89	(21.44%	)	23,752	1.14%		N/A		7.69%
Class N
09/30/13	$9.78	$0.60	$0.31	$0.91	$(0.62)	$-	$(0.62)	$10.07	9.69%		$727	1.55%		1.45%		6.10%
09/30/12[i]	9.17	0.56	0.53	1.09	(0.48)	-	(0.48)	9.78	12.55%	[b]	526	1.55%	[a]	1.45%	[a]	6.64%	[a]
10/31/11	9.51	0.61	(0.16)	0.45	(0.79)	-	(0.79)	9.17	5.19%		336	1.51%		1.46%		6.68%
10/31/10	8.75	0.67	0.73	1.40	(0.64)	-	(0.64)	9.51	16.95%		640	1.45%		N/A		7.58%
10/31/09	7.88	0.61	1.09	1.70	(0.83)	-	(0.83)	8.75	24.87%		723	1.45%		N/A		7.93%
10/31/08	10.88	0.73	(2.95)	(2.22)	(0.75)	(0.03)	(0.78)	7.88	(21.67%	)	525	1.44%		N/A		7.50%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	106%	86%	72%	120%	101%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$10.59	$0.20	$(0.94)	$(0.74)	$(0.13)	$(0.01)	$-	$(0.14)	$9.71	(7.14%	)	$46,110	0.79%		0.75%		1.99%
09/30/12[i]	10.69	0.21	0.04	0.25	(0.35)	-	-	(0.35)	10.59	2.60%	[b]	53,365	0.80%	[a]	0.75%	[a]	2.19%	[a]
10/31/11	11.03	0.25	(0.02)	0.23	(0.56)	(0.01)	-	(0.57)	10.69	2.54%		52,728	0.81%		0.75%		2.37%
10/31/10	10.30	0.27	0.47	0.74	(0.01)	-	-	(0.01)	11.03	7.16%		26,160	0.77%		0.75%		2.69%
10/31/09	9.73	0.31	1.50	1.81	(1.19)	-	(0.05)	(1.24)	10.30	19.49%		27,894	1.12%		0.75%		3.20%
10/31/08[g]	10.00	0.32	(0.59)	(0.27)	-	-	-	-	9.73	(2.70%	)[b]	23,913	0.98%	[a]	0.75%	[a]	3.49%	[a]
Class Y
09/30/13	$10.59	$0.24	$(0.99)	$(0.75)	$(0.13)	$(0.01)	$-	$(0.14)	$9.70	(7.26%	)	$105	0.89%		0.80%		2.47%
09/30/12[i]	10.69	0.21	0.03	0.24	(0.34)	-	-	(0.34)	10.59	2.53%	[b]	410	0.90%	[a]	0.80%	[a]	2.19%	[a]
10/31/11	11.03	0.25	(0.03)	0.22	(0.55)	(0.01)	-	(0.56)	10.69	2.50%		110	0.91%		0.80%		2.38%
10/31/10	10.30	0.27	0.46	0.73	(0.00)[d]	-	-	(0.00)[d]	11.03	7.10%		108	0.87%		0.80%		2.63%
10/31/09	9.73	0.30	1.51	1.81	(1.19)	-	(0.05)	(1.24)	10.30	19.45%		116	1.22%		0.80%		3.13%
10/31/08[g]	10.00	0.31	(0.58)	(0.27)	-	-	-	-	9.73	(2.70%	)[b]	97	1.08%	[a]	0.80%	[a]	3.44%	[a]
Class L
09/30/13	$10.92	$0.24	$(1.02)	$(0.78)	$(0.12)	$(0.01)	$-	$(0.13)	$10.01	(7.27%	)	$113	1.04%		0.95%		2.39%
09/30/12[i]	10.67	0.19	0.06	0.25	-	-	-	-	10.92	2.34%	[b]	148	1.05%	[a]	0.95%	[a]	2.00%	[a]
10/31/11	11.00	0.22	0.00 [d]	0.22	(0.54)	(0.01)	-	(0.55)	10.67	2.44%		111	0.94%		0.88%		2.10%
10/31/10	10.28	0.25	0.47	0.72	-	-	-	-	11.00	7.00%		108	1.02%		0.95%		2.48%
10/31/09	9.72	0.28	1.50	1.78	(1.17)	-	(0.05)	(1.22)	10.28	19.17%		116	1.37%		0.95%		2.98%
10/31/08[g]	10.00	0.30	(0.58)	(0.28)	-	-	-	-	9.72	(2.80%	)[b]	97	1.23%	[a]	0.95%	[a]	3.29%	[a]
Class A
09/30/13	$10.50	$0.11	$(0.89)	$(0.78)	$(0.07)	$(0.01)	$-	$(0.08)	$9.64	(7.59%	)	$361	1.29%		1.20%		1.11%
09/30/12[i]	10.60	0.16	0.04	0.20	(0.30)	-	-	(0.30)	10.50	2.22%	[b]	937	1.30%	[a]	1.20%	[a]	1.71%	[a]
10/31/11	10.94	0.20	(0.01)	0.19	(0.52)	(0.01)	-	(0.53)	10.60	2.11%		1,158	1.31%		1.20%		1.96%
10/31/10	10.25	0.23	0.46	0.69	-	-	-	-	10.94	6.63%		1,076	1.27%		1.20%		2.25%
10/31/09	9.70	0.27	1.48	1.75	(1.15)	-	(0.05)	(1.20)	10.25	18.86%		610	1.62%		1.20%		2.78%
10/31/08[g]	10.00	0.27	(0.57)	(0.30)	-	-	-	-	9.70	(3.00%	)[b]	200	1.48%	[a]	1.20%	[a]	3.01%	[a]

	Yar ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	91%	49%	46%	42%	59%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 20, 2007 (commencement of operations) through October 31, 2008.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$11.34	$0.21	$1.04	$1.25	$(0.21)	$-	$(0.21)	$12.38	11.17%		$106,661	0.64%		0.63%		1.78%
09/30/12[i]	10.34	0.20	1.02	1.22	(0.22)	-	(0.22)	11.34	12.12%	[b]	100,521	0.65%	[a]	0.63%	[a]	1.99%	[a]
10/31/11	9.95	0.19	0.39	0.58	(0.19)	-	(0.19)	10.34	5.88%		97,350	0.67%		0.65%		1.85%
10/31/10	8.95	0.19	1.03	1.22	(0.22)	-	(0.22)	9.95	13.91%		109,890	0.64%		0.62%		1.99%
10/31/09	8.12	0.23	0.89	1.12	(0.29)	-	(0.29)	8.95	14.41%		108,844	0.64%		0.62%		2.83%
10/31/08	11.26	0.25	(2.91)	(2.66)	(0.31)	(0.17)	(0.48)	8.12	(24.61%	)	111,174	0.69%		0.67%		2.50%
Class Y
09/30/13	$11.73	$0.20	$1.06	$1.26	$(0.19)	$-	$(0.19)	$12.80	10.92%		$9,370	0.80%		0.79%		1.63%
09/30/12[i]	10.68	0.19	1.06	1.25	(0.20)	-	(0.20)	11.73	12.02%	[b]	6,294	0.81%	[a]	0.79%	[a]	1.82%	[a]
10/31/11	10.28	0.18	0.40	0.58	(0.18)	-	(0.18)	10.68	5.65%		4,638	0.83%		0.81%		1.69%
10/31/10	9.24	0.18	1.07	1.25	(0.21)	-	(0.21)	10.28	13.74%		4,268	0.80%		0.78%		1.80%
10/31/09	8.37	0.21	0.93	1.14	(0.27)	-	(0.27)	9.24	14.20%		2,061	0.80%		0.78%		2.58%
10/31/08	11.59	0.24	(3.00)	(2.76)	(0.29)	(0.17)	(0.46)	8.37	(24.71%	)	1,911	0.85%		0.83%		2.33%
Class L
09/30/13	$11.38	$0.17	$1.04	$1.21	$(0.18)	$-	$(0.18)	$12.41	10.69%		$3,603	0.95%		0.94%		1.47%
09/30/12[i]	10.29	0.16	1.03	1.19	(0.10)	-	(0.10)	11.38	11.80%	[b]	3,234	0.96%	[a]	0.94%	[a]	1.65%	[a]
10/31/11	9.91	0.16	0.39	0.55	(0.17)	-	(0.17)	10.29	5.61%		818	0.96%		0.94%		1.56%
10/31/10	8.92	0.15	1.04	1.19	(0.20)	-	(0.20)	9.91	13.53%		3,492	0.95%		0.93%		1.60%
10/31/09	8.09	0.19	0.90	1.09	(0.26)	-	(0.26)	8.92	14.05%		2,078	0.95%		0.93%		2.44%
10/31/08	11.22	0.22	(2.91)	(2.69)	(0.27)	(0.17)	(0.44)	8.09	(24.84%	)	1,785	1.00%		0.98%		2.18%
Class A
09/30/13	$11.15	$0.14	$1.01	$1.15	$(0.16)	$-	$(0.16)	$12.14	10.50%		$38,017	1.20%		1.19%		1.23%
09/30/12[i]	10.17	0.14	1.01	1.15	(0.17)	-	(0.17)	11.15	11.50%	[b]	17,759	1.21%	[a]	1.19%	[a]	1.42%	[a]
10/31/11	9.79	0.13	0.39	0.52	(0.14)	-	(0.14)	10.17	5.38%		12,622	1.23%		1.21%		1.29%
10/31/10	8.81	0.13	1.02	1.15	(0.17)	-	(0.17)	9.79	13.27%		12,157	1.20%		1.18%		1.39%
10/31/09	7.98	0.18	0.88	1.06	(0.23)	-	(0.23)	8.81	13.82%		7,265	1.20%		1.18%		2.29%
10/31/08	11.07	0.19	(2.86)	(2.67)	(0.25)	(0.17)	(0.42)	7.98	(25.01%	)	7,972	1.25%		1.23%		1.94%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	242%	228%	272%	243%	215%	184%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
09/30/13	$15.23	$0.28	$3.12	$3.40	$(0.26)	$-	$(0.26)	$18.37	22.56%		$99,626	0.62%		1.69%
09/30/12[i]	13.96	0.26	1.24	1.50	(0.23)	-	(0.23)	15.23	11.14%	[b]	128,342	0.62%	[a]	1.96%	[a]
10/31/11	13.67	0.19	0.30	0.49	(0.20)	-	(0.20)	13.96	3.55%		140,828	0.61%		1.28%
10/31/10	12.43	0.14	1.38	1.52	(0.28)	-	(0.28)	13.67	12.37%		158,921	0.61%		1.09%
10/31/09	10.83	0.25	1.60	1.85	(0.25)	-	(0.25)	12.43	17.81%		179,373	0.62%		2.41%
10/31/08	20.78	0.25	(7.77)	(7.52)	(0.25)	(2.18)	(2.43)	10.83	(40.58%	)	176,805	0.60%		1.57%
Class Y
09/30/13	$15.29	$0.26	$3.12	$3.38	$(0.24)	$-	$(0.24)	$18.43	22.42%		$110	0.72%		1.59%
09/30/12[i]	14.00	0.24	1.27	1.51	(0.22)	-	(0.22)	15.29	11.04%	[b]	127	0.72%	[a]	1.86%	[a]
10/31/11	13.66	0.17	0.30	0.47	(0.13)	-	(0.13)	14.00	3.44%		143	0.71%		1.19%
10/31/10	12.43	0.13	1.36	1.49	(0.26)	-	(0.26)	13.66	12.18%		196	0.71%		0.99%
10/31/09	10.82	0.24	1.60	1.84	(0.23)	-	(0.23)	12.43	17.69%		1,021	0.72%		2.28%
10/31/08	20.76	0.23	(7.76)	(7.53)	(0.23)	(2.18)	(2.41)	10.82	(40.63%	)	1,727	0.70%		1.46%
Class L
09/30/13	$15.25	$0.25	$3.12	$3.37	$(0.22)	$-	$(0.22)	$18.40	22.32%		$15,628	0.83%		1.48%
09/30/12[i]	13.97	0.23	1.25	1.48	(0.20)	-	(0.20)	15.25	10.91%	[b]	18,705	0.83%	[a]	1.74%	[a]
10/31/11	13.68	0.16	0.30	0.46	(0.17)	-	(0.17)	13.97	3.32%		19,579	0.82%		1.08%
10/31/10	12.44	0.11	1.38	1.49	(0.25)	-	(0.25)	13.68	12.14%		23,889	0.82%		0.88%
10/31/09	10.82	0.23	1.60	1.83	(0.21)	-	(0.21)	12.44	17.57%		26,776	0.83%		2.16%
10/31/08	20.76	0.22	(7.77)	(7.55)	(0.21)	(2.18)	(2.39)	10.82	(40.71%	)	33,000	0.81%		1.37%
Class A
09/30/13	$15.22	$0.20	$3.11	$3.31	$(0.18)	$-	$(0.18)	$18.35	21.94%		$8,304	1.12%		1.19%
09/30/12[i]	13.91	0.19	1.26	1.45	(0.14)	-	(0.14)	15.22	10.59%	[b]	9,649	1.12%	[a]	1.45%	[a]
10/31/11	13.62	0.11	0.31	0.42	(0.13)	-	(0.13)	13.91	3.04%		9,800	1.11%		0.78%
10/31/10	12.39	0.08	1.37	1.45	(0.22)	-	(0.22)	13.62	11.82%		13,441	1.11%		0.59%
10/31/09	10.76	0.20	1.60	1.80	(0.17)	-	(0.17)	12.39	17.27%		15,490	1.12%		1.88%
10/31/08	20.67	0.17	(7.74)	(7.57)	(0.16)	(2.18)	(2.34)	10.76	(40.92%	)	13,721	1.10%		1.07%
Class N
09/30/13	$15.15	$0.15	$3.10	$3.25	$(0.14)	$-	$(0.14)	$18.26	21.54%		$88	1.43%		0.87%
09/30/12[i]	13.87	0.17	1.23	1.40	(0.12)	-	(0.12)	15.15	10.28%	[b]	74	1.43%	[a]	1.28%	[a]
10/31/11	13.59	0.07	0.31	0.38	(0.10)	-	(0.10)	13.87	2.74%		117	1.42%		0.46%
10/31/10	12.38	0.04	1.36	1.40	(0.19)	-	(0.19)	13.59	11.40%		117	1.42%		0.27%
10/31/09	10.74	0.17	1.61	1.78	(0.14)	-	(0.14)	12.38	16.95%		131	1.43%		1.57%
10/31/08	20.51	0.12	(7.71)	(7.59)	-	(2.18)	(2.18)	10.74	(41.07%	)	109	1.41%		0.75%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	150%	72%	93%	100%	138%	156%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$11.29	$0.26	$2.26	$2.52	$(0.26)	$(0.26)	$13.55	22.88%		$236,830	0.56%		0.53%		2.08%
09/30/12[i]	9.94	0.22	1.32	1.54	(0.19)	(0.19)	11.29	15.93%	[b]	212,647	0.57%	[a]	0.52%	[a]	2.28%	[a]
10/31/11	9.50	0.18	0.44	0.62	(0.18)	(0.18)	9.94	6.55%		201,137	0.59%		0.57%		1.82%
10/31/10	8.44	0.17	1.07	1.24	(0.18)	(0.18)	9.50	14.89%		139,983	0.61%		N/A		1.83%
10/31/09	8.53	0.19	0.01	0.20	(0.29)	(0.29)	8.44	2.71%		142,884	0.61%		N/A		2.57%
10/31/08	13.29	0.28	(4.98)	(4.70)	(0.06)	(0.06)	8.53	(35.50%	)	166,317	0.60%		0.60%	[k]	2.45%
Class Y
09/30/13	$11.22	$0.25	$2.26	$2.51	$(0.25)	$(0.25)	$13.48	22.82%		$69,162	0.65%		0.62%		2.01%
09/30/12[i]	9.88	0.21	1.31	1.52	(0.18)	(0.18)	11.22	15.78%	[b]	66,311	0.66%	[a]	0.61%	[a]	2.18%	[a]
10/31/11	9.45	0.17	0.43	0.60	(0.17)	(0.17)	9.88	6.38%		53,589	0.69%		0.68%		1.71%
10/31/10	8.39	0.16	1.07	1.23	(0.17)	(0.17)	9.45	14.87%		56,917	0.71%		N/A		1.73%
10/31/09	8.48	0.18	0.01	0.19	(0.28)	(0.28)	8.39	2.57%		64,686	0.71%		N/A		2.45%
10/31/08	13.22	0.27	(4.95)	(4.68)	(0.06)	(0.06)	8.48	(35.56%	)	68,843	0.70%		0.70%	[k]	2.37%
Class L
09/30/13	$11.40	$0.23	$2.29	$2.52	$(0.24)	$(0.24)	$13.68	22.60%		$4,459	0.79%		0.76%		1.82%
09/30/12[i]	9.85	0.20	1.35	1.55	-	-	11.40	15.74%	[b]	2,717	0.80%	[a]	0.75%	[a]	2.04%	[a]
10/31/11	9.41	0.16	0.44	0.60	(0.16)	(0.16)	9.85	6.36%		1,948	0.84%		0.84%	[k]	1.53%
10/31/10	8.36	0.14	1.07	1.21	(0.16)	(0.16)	9.41	14.65%		67,006	0.86%		N/A		1.58%
10/31/09	8.45	0.17	0.00 [d]	0.17	(0.26)	(0.26)	8.36	2.35%		64,811	0.86%		N/A		2.28%
10/31/08	13.18	0.25	(4.93)	(4.68)	(0.05)	(0.05)	8.45	(35.62%	)	65,257	0.85%		0.85%	[k]	2.20%
Class A
09/30/13	$11.13	$0.20	$2.24	$2.44	$(0.21)	$(0.21)	$13.36	22.26%		$11,844	1.04%		1.01%		1.60%
09/30/12[i]	9.79	0.17	1.31	1.48	(0.14)	(0.14)	11.13	15.41%	[b]	9,501	1.05%	[a]	1.00%	[a]	1.80%	[a]
10/31/11	9.36	0.13	0.43	0.56	(0.13)	(0.13)	9.79	5.99%		9,129	1.09%		1.07%		1.31%
10/31/10	8.31	0.12	1.07	1.19	(0.14)	(0.14)	9.36	14.45%		9,521	1.11%		N/A		1.33%
10/31/09	8.40	0.15	(0.01)	0.14	(0.23)	(0.23)	8.31	2.15%		11,099	1.11%		N/A		2.06%
10/31/08	13.12	0.22	(4.90)	(4.68)	(0.04)	(0.04)	8.40	(35.83%	)	12,315	1.10%		1.10%	[k]	1.95%
Class N
09/30/13	$11.19	$0.16	$2.26	$2.42	$(0.18)	$(0.18)	$13.43	21.92%		$153	1.34%		1.31%		1.30%
09/30/12[i]	9.83	0.14	1.32	1.46	(0.10)	(0.10)	11.19	15.08%	[b]	126	1.35%	[a]	1.30%	[a]	1.50%	[a]
10/31/11	9.40	0.10	0.43	0.53	(0.10)	(0.10)	9.83	5.64%		129	1.40%		1.38%		1.01%
10/31/10	8.36	0.09	1.07	1.16	(0.12)	(0.12)	9.40	13.99%		188	1.42%		N/A		1.02%
10/31/09	8.42	0.13	0.00 [d]	0.13	(0.19)	(0.19)	8.36	1.85%		228	1.42%		N/A		1.72%
10/31/08	13.19	0.19	(4.93)	(4.74)	(0.03)	(0.03)	8.42	(36.01%	)	216	1.41%		1.41%	[k]	1.66%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	145%	127%	124%	107%	115%	148%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$10.32	$0.13	$1.78	$1.91	$(0.13)	$-	$(0.13)	$12.10	18.65%		$131,115		0.80%		0.71%		1.16%
09/30/12[i]	8.77	0.08	1.54	1.62	(0.07)	-	(0.07)	10.32	18.79%	[b]	121,085		0.81%	[a]	0.71%	[a]	0.97%	[a]
10/31/11	8.50	0.08	0.27	0.35	(0.08)	-	(0.08)	8.77	4.08%		111,826		0.81%		0.71%		0.91%
10/31/10	7.25	0.08	1.27	1.35	(0.10)	-	(0.10)	8.50	18.73%		125,255		0.81%		0.71%		1.01%
10/31/09	6.53	0.10	0.74	0.84	(0.12)	-	(0.12)	7.25	13.28%		125,429		0.84%		0.71%		1.54%
10/31/08	12.63	0.11	(4.46)	(4.35)	(0.14)	(1.61)	(1.75)	6.53	(39.38%	)	119,111		0.82%		0.71%		1.24%
Class Y
09/30/13	$10.46	$0.12	$1.81	$1.93	$(0.13)	$-	$(0.13)	$12.26	18.71%		$5,267		0.85%		0.76%		1.11%
09/30/12[i]	8.81	0.08	1.57	1.65	-	-	-	10.46	18.73%	[b]	4,905		0.86%	[a]	0.76%	[a]	0.86%	[a]
10/31/11	8.55	0.08	0.26	0.34	(0.08)	-	(0.08)	8.81	4.00%		0	[f]	0.86%		0.76%		0.90%
10/31/10	7.30	0.04	1.30	1.34	(0.09)	-	(0.09)	8.55	18.55%		2,045		0.86%		0.76%		0.53%
10/31/09	6.57	0.09	0.76	0.85	(0.12)	-	(0.12)	7.30	13.30%		73		0.89%		0.76%		1.49%
10/31/08	12.55	0.11	(4.48)	(4.37)	-	(1.61)	(1.61)	6.57	(39.40%	)	66		0.87%		0.76%		1.20%
Class L
09/30/13	$10.30	$0.11	$1.78	$1.89	$(0.11)	$-	$(0.11)	$12.08	18.52%		$33,164		1.00%		0.91%		0.97%
09/30/12[i]	8.75	0.07	1.53	1.60	(0.05)	-	(0.05)	10.30	18.44%	[b]	32,593		1.01%	[a]	0.91%	[a]	0.77%	[a]
10/31/11	8.48	0.06	0.27	0.33	(0.06)	-	(0.06)	8.75	3.89%		39,959		1.01%		0.91%		0.71%
10/31/10	7.24	0.06	1.26	1.32	(0.08)	-	(0.08)	8.48	18.39%		46,075		1.01%		0.91%		0.81%
10/31/09	6.51	0.09	0.74	0.83	(0.10)	-	(0.10)	7.24	13.13%		44,614		1.04%		0.91%		1.36%
10/31/08	12.59	0.10	(4.46)	(4.36)	(0.11)	(1.61)	(1.72)	6.51	(39.50%	)	47,796		1.02%		0.91%		1.04%
Class A
09/30/13	$10.23	$0.08	$1.76	$1.84	$(0.09)	$-	$(0.09)	$11.98	18.18%		$13,493		1.25%		1.16%		0.71%
09/30/12[i]	8.68	0.04	1.54	1.58	(0.03)	-	(0.03)	10.23	18.23%	[b]	11,976		1.26%	[a]	1.16%	[a]	0.51%	[a]
10/31/11	8.41	0.04	0.27	0.31	(0.04)	-	(0.04)	8.68	3.66%		8,120		1.26%		1.16%		0.46%
10/31/10	7.18	0.04	1.25	1.29	(0.06)	-	(0.06)	8.41	18.11%		9,236		1.26%		1.16%		0.56%
10/31/09	6.45	0.07	0.74	0.81	(0.08)	-	(0.08)	7.18	12.86%		10,082		1.29%		1.16%		1.11%
10/31/08	12.50	0.07	(4.42)	(4.35)	(0.09)	(1.61)	(1.70)	6.45	(39.67%	)	11,185		1.27%		1.16%		0.79%
Class N
09/30/13	$10.24	$0.05	$1.77	$1.82	$(0.03)	$-	$(0.03)	$12.03	17.82%		$70		1.55%		1.46%		0.45%
09/30/12[i]	8.70	0.02	1.54	1.56	(0.02)	-	(0.02)	10.24	17.92%	[b]	94		1.56%	[a]	1.46%	[a]	0.25%	[a]
10/31/11	8.44	0.01	0.26	0.27	(0.01)	-	(0.01)	8.70	3.25%		329		1.56%		1.46%		0.17%
10/31/10	7.20	0.02	1.26	1.28	(0.04)	-	(0.04)	8.44	17.76%		270		1.56%		1.46%		0.23%
10/31/09	6.47	0.06	0.74	0.80	(0.07)	-	(0.07)	7.20	12.52%		109		1.59%		1.46%		1.01%
10/31/08	12.52	0.04	(4.44)	(4.40)	(0.04)	(1.61)	(1.65)	6.47	(39.88%	)	224		1.57%		1.46%		0.48%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	43%	37%	37%	51%	121%	116%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$12.02	$0.11	$1.79	$1.90	$(0.13)	$-	$-	$(0.13)	$13.79	16.00%		$203,376	0.79%		0.71%		0.89%
09/30/12[i]	10.70	0.08	1.32	1.40	(0.08)	-	-	(0.08)	12.02	13.24%	[b]	202,398	0.79%	[a]	0.71%	[a]	0.79%	[a]
10/31/11	10.11	0.07	0.56	0.63	(0.04)	-	-	(0.04)	10.70	6.27%		247,838	0.80%		0.71%		0.62%
10/31/10	8.87	0.03	1.23	1.26	(0.02)	-	-	(0.02)	10.11	14.27%		437,621	0.79%		0.71%		0.33%
10/31/09	7.60	0.03	1.25	1.28	(0.01)	-	-	(0.01)	8.87	16.86%		455,466	0.79%		0.71%		0.39%
10/31/08	13.51	0.02	(5.65)	(5.63)	(0.01)	(0.27)	(0.00)[d]	(0.28)	7.60	(42.46%	)	414,956	0.78%		0.71%		0.19%
Class Y
09/30/13	$12.00	$0.08	$1.82	$1.90	$(0.13)	$-	$-	$(0.13)	$13.77	15.89%		$18,695	0.84%		0.82%		0.59%
09/30/12[i]	10.66	0.06	1.33	1.39	(0.05)	-	-	(0.05)	12.00	13.11%	[b]	7,231	0.84%	[a]	0.82%	[a]	0.62%	[a]
10/31/11	10.06	0.05	0.58	0.63	(0.03)	-	-	(0.03)	10.66	6.26%		1,722	0.85%		0.82%		0.49%
10/31/10	8.83	0.02	1.22	1.24	(0.01)	-	-	(0.01)	10.06	14.08%		8,871	0.84%		0.82%		0.21%
10/31/09	7.57	0.02	1.24	1.26	-	-	-	-	8.83	16.64%		14,797	0.84%		0.82%		0.32%
10/31/08	13.45	0.01	(5.62)	(5.61)	-	(0.27)	-	(0.27)	7.57	(42.49%	)	21,666	0.83%		0.82%		0.10%
Class L
09/30/13	$11.91	$0.10	$1.76	$1.86	$(0.09)	$-	$-	$(0.09)	$13.68	15.78%		$6,801	0.99%		0.97%		0.78%
09/30/12[i]	10.59	0.05	1.32	1.37	(0.05)	-	-	(0.05)	11.91	13.00%	[b]	23,364	0.99%	[a]	0.97%	[a]	0.54%	[a]
10/31/11	10.01	0.04	0.56	0.60	(0.02)	-	-	(0.02)	10.59	5.96%		25,204	1.00%		0.97%		0.37%
10/31/10	8.78	0.00 [d]	1.23	1.23	(0.00)[d]	-	-	(0.00)[d]	10.01	14.02%		41,819	0.99%		0.97%		0.04%
10/31/09	7.54	0.01	1.23	1.24	-	-	-	-	8.78	16.45%		55,614	0.99%		0.97%		0.13%
10/31/08	13.41	(0.01)	(5.59)	(5.60)	-	(0.27)	-	(0.27)	7.54	(42.55%	)	53,947	0.98%		0.97%		(0.07%	)
Class A
09/30/13	$11.88	$0.07	$1.77	$1.84	$(0.08)	$-	$-	$(0.08)	$13.64	15.55%		$57,003	1.24%		1.09%		0.54%
09/30/12[i]	10.56	0.04	1.31	1.35	(0.03)	-	-	(0.03)	11.88	12.86%	[b]	72,579	1.24%	[a]	1.09%	[a]	0.42%	[a]
10/31/11	9.97	0.02	0.57	0.59	(0.00)[d]	-	-	(0.00)[d]	10.56	5.92%		98,000	1.25%		1.09%		0.23%
10/31/10	8.76	(0.00)[d]	1.21	1.21	-	-	-	-	9.97	13.81%		142,653	1.24%		1.09%		(0.05%	)
10/31/09	7.53	0.00 [d]	1.23	1.23	-	-	-	-	8.76	16.33%		187,245	1.24%		1.09%		0.01%
10/31/08	13.41	(0.02)	(5.59)	(5.61)	-	(0.27)	-	(0.27)	7.53	(42.62%	)	182,254	1.23%		1.09%		(0.18%	)
Class N
09/30/13	$11.58	$0.05	$1.69	$1.74	$(0.06)	$-	$-	$(0.06)	$13.26	15.12%		$17	1.54%		1.46%		0.43%
09/30/12[i]	10.30	0.00 [d]	1.28	1.28	-	-	-	-	11.58	12.43%	[b]	226	1.54%	[a]	1.46%	[a]	0.04%	[a]
10/31/11	9.76	(0.01)	0.55	0.54	-	-	-	-	10.30	5.53%		222	1.55%		1.46%		(0.11%	)
10/31/10	8.60	(0.04)	1.20	1.16	-	-	-	-	9.76	13.49%		366	1.54%		1.46%		(0.43%	)
10/31/09	7.42	(0.03)	1.21	1.18	-	-	-	-	8.60	15.90%		1,136	1.54%		1.46%		(0.36%	)
10/31/08	13.27	(0.06)	(5.52)	(5.58)	-	(0.27)	-	(0.27)	7.42	(42.85%	)	898	1.53%		1.46%		(0.55%	)

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	65%	25%	30%	56%	51%	75%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$11.17	$0.18	$2.11	$2.29	$(0.17)	$(0.03)	$(0.20)	$13.26	20.83%		$209,795	0.56%		0.53%		1.50%
09/30/12[i]	9.67	0.14	1.46	1.60	(0.10)	-	(0.10)	11.17	16.92%	[b]	211,276	0.57%	[a]	0.52%	[a]	1.50%	[a]
10/31/11	8.90	0.10	0.77	0.87	(0.10)	-	(0.10)	9.67	9.81%		176,486	0.57%		0.55%		1.03%
10/31/10	7.53	0.09	1.37	1.46	(0.09)	-	(0.09)	8.90	19.53%		75,732	0.57%		N/A		1.10%
10/31/09	6.57	0.09	0.95	1.04	(0.08)	-	(0.08)	7.53	16.12%		61,493	0.58%		N/A		1.34%
10/31/08	10.84	0.07	(3.97)	(3.90)	(0.05)	(0.32)	(0.37)	6.57	(37.16%	)	67,554	0.58%		0.58%	[k]	0.79%
Class Y
09/30/13	$11.19	$0.17	$2.11	$2.28	$(0.16)	$(0.03)	$(0.19)	$13.28	20.79%		$64,469	0.65%		0.62%		1.42%
09/30/12[i]	9.68	0.13	1.48	1.61	(0.10)	-	(0.10)	11.19	16.81%	[b]	57,792	0.66%	[a]	0.61%	[a]	1.40%	[a]
10/31/11	8.91	0.10	0.77	0.87	(0.10)	-	(0.10)	9.68	9.62%		49,364	0.63%		0.61%		1.01%
10/31/10	7.54	0.09	1.37	1.46	(0.09)	-	(0.09)	8.91	19.59%		44,495	0.62%		N/A		1.06%
10/31/09	6.58	0.08	0.95	1.03	(0.07)	-	(0.07)	7.54	16.01%		47,680	0.63%		N/A		1.27%
10/31/08	10.85	0.07	(3.98)	(3.91)	(0.04)	(0.32)	(0.36)	6.58	(37.16%	)	40,591	0.63%		0.63%	[k]	0.74%
Class L
09/30/13	$11.26	$0.15	$2.12	$2.27	$(0.15)	$(0.03)	$(0.18)	$13.35	20.58%		$20,092	0.78%		0.75%		1.23%
09/30/12[i]	9.65	0.12	1.49	1.61	-	-	-	11.26	16.68%	[b]	8,593	0.80%	[a]	0.75%	[a]	1.22%	[a]
10/31/11	8.88	0.09	0.76	0.85	(0.08)	-	(0.08)	9.65	9.50%		512	0.76%		0.76%	[k]	0.97%
10/31/10	7.51	0.07	1.38	1.45	(0.08)	-	(0.08)	8.88	19.34%		67,882	0.77%		N/A		0.91%
10/31/09	6.55	0.07	0.95	1.02	(0.06)	-	(0.06)	7.51	15.80%		62,383	0.78%		N/A		1.12%
10/31/08	10.82	0.05	(3.96)	(3.91)	(0.04)	(0.32)	(0.36)	6.55	(37.22%	)	54,216	0.78%		0.78%	[k]	0.58%
Class A
09/30/13	$11.10	$0.12	$2.09	$2.21	$(0.13)	$(0.03)	$(0.16)	$13.15	20.27%		$19,445	1.04%		1.01%		1.03%
09/30/12[i]	9.60	0.10	1.46	1.56	(0.06)	-	(0.06)	11.10	16.37%	[b]	14,686	1.05%	[a]	1.00%	[a]	1.00%	[a]
10/31/11	8.84	0.06	0.76	0.82	(0.06)	-	(0.06)	9.60	9.33%		6,587	1.03%		1.01%		0.61%
10/31/10	7.48	0.05	1.37	1.42	(0.06)	-	(0.06)	8.84	19.05%		4,712	1.02%		N/A		0.65%
10/31/09	6.52	0.06	0.94	1.00	(0.04)	-	(0.04)	7.48	15.53%		4,102	1.03%		N/A		0.86%
10/31/08	10.77	0.03	(3.94)	(3.91)	(0.02)	(0.32)	(0.34)	6.52	(37.38%	)	3,096	1.03%		1.02%		0.32%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	153%	142%	134%	100%	125%	155%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$11.03	$0.16	$3.86	$4.02	$(0.13)	$-	$(0.13)	$14.92	36.88%		$83,213	0.73%		0.70%		1.23%
09/30/12[i]	9.77	0.09	1.24	1.33	(0.07)	-	(0.07)	11.03	13.78%	[b]	68,091	0.78%	[a]	0.69%	[a]	1.00%	[a]
10/31/11	9.15	0.07	0.62	0.69	(0.07)	-	(0.07)	9.77	7.53%		118,553	0.76%		0.69%		0.74%
10/31/10	7.37	0.06	1.77	1.83	(0.05)	-	(0.05)	9.15	24.90%		129,831	0.76%		0.69%		0.69%
10/31/09	6.42	0.05	0.93	0.98	(0.03)	-	(0.03)	7.37	15.48%		113,312	0.84%		0.69%		0.79%
10/31/08	12.84	0.05	(4.19)	(4.14)	(0.11)	(2.17)	(2.28)	6.42	(38.17%	)	102,572	0.80%		0.69%		0.52%
Class Y
09/30/13	$11.03	$0.14	$3.88	$4.02	$(0.13)	$-	$(0.13)	$14.92	36.79%		$2,627	0.83%		0.80%		1.15%
09/30/12[i]	9.76	0.09	1.23	1.32	(0.05)	-	(0.05)	11.03	13.65%	[b]	3,299	0.88%	[a]	0.79%	[a]	0.94%	[a]
10/31/11	9.14	0.06	0.62	0.68	(0.06)	-	(0.06)	9.76	7.45%		1,972	0.86%		0.79%		0.63%
10/31/10	7.36	0.05	1.77	1.82	(0.04)	-	(0.04)	9.14	24.83%		1,718	0.86%		0.79%		0.58%
10/31/09	6.39	0.04	0.94	0.98	(0.01)	-	(0.01)	7.36	15.29%		941	0.94%		0.79%		0.65%
10/31/08	12.79	0.05	(4.18)	(4.13)	(0.10)	(2.17)	(2.27)	6.39	(38.22%	)	622	0.89%		0.79%		0.48%
Class L
09/30/13	$10.98	$0.13	$3.85	$3.98	$(0.12)	$-	$(0.12)	$14.84	36.60%		$9,661	0.93%		0.90%		1.02%
09/30/12[i]	9.72	0.08	1.23	1.31	(0.05)	-	(0.05)	10.98	13.60%	[b]	5,928	0.98%	[a]	0.89%	[a]	0.83%	[a]
10/31/11	9.08	0.05	0.62	0.67	(0.03)	-	(0.03)	9.72	7.37%		2,534	0.96%		0.89%		0.54%
10/31/10	7.31	0.04	1.77	1.81	(0.04)	-	(0.04)	9.08	24.77%		5,341	0.96%		0.89%		0.48%
10/31/09	6.37	0.04	0.92	0.96	(0.02)	-	(0.02)	7.31	15.17%		4,675	1.04%		0.89%		0.61%
10/31/08	12.74	0.03	(4.16)	(4.13)	(0.07)	(2.17)	(2.24)	6.37	(38.30%	)	4,637	1.00%		0.89%		0.33%
Class A
09/30/13	$10.80	$0.10	$3.80	$3.90	$(0.08)	$-	$(0.08)	$14.62	36.40%		$77,201	1.18%		1.15%		0.77%
09/30/12[i]	9.56	0.05	1.21	1.26	(0.02)	-	(0.02)	10.80	13.25%	[b]	58,551	1.23%	[a]	1.14%	[a]	0.50%	[a]
10/31/11	8.95	0.03	0.61	0.64	(0.03)	-	(0.03)	9.56	7.13%		58,004	1.21%		1.14%		0.30%
10/31/10	7.21	0.02	1.74	1.76	(0.02)	-	(0.02)	8.95	24.39%		68,521	1.21%		1.14%		0.24%
10/31/09	6.28	0.02	0.91	0.93	-	-	-	7.21	14.81%		63,549	1.29%		1.14%		0.36%
10/31/08	12.60	0.01	(4.11)	(4.10)	(0.05)	(2.17)	(2.22)	6.28	(38.44%	)	69,067	1.25%		1.14%		0.08%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	91%	79%[q]	96%	62%	137%	109%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Securities sold from redemptions in-kind had no impact on portfolio turnover rate.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
09/30/13	$11.19	$0.16	$2.79	$2.95	$(0.15)	$-	$(0.15)	$13.99	26.55%		$213,577	1.05%		0.89%		1.28%
09/30/12[i]	10.55	0.14	0.65	0.79	(0.15)	-	(0.15)	11.19	7.74%	[b]	195,534	1.05%	[a]	0.89%	[a]	1.44%	[a]
10/31/11	10.67	0.14	(0.10)	0.04	(0.16)	-	(0.16)	10.55	0.37%		202,981	1.04%		0.89%		1.27%
10/31/10	9.16	0.11	1.51	1.62	(0.11)	-	(0.11)	10.67	17.88%		219,639	1.07%		0.89%		1.15%
10/31/09	7.58	0.10	1.89	1.99	(0.11)	(0.30)	(0.41)	9.16	28.52%		204,098	1.06%		0.89%		1.34%
10/31/08	14.42	0.17	(6.04)	(5.87)	(0.16)	(0.81)	(0.97)	7.58	(43.37%	)	183,478	1.05%		0.89%		1.48%
Class Y
09/30/13	$11.12	$0.14	$2.78	$2.92	$(0.14)	$-	$(0.14)	$13.90	26.47%		$8,558	1.08%		1.03%		1.13%
09/30/12[i]	10.48	0.12	0.65	0.77	(0.13)	-	(0.13)	11.12	7.58%	[b]	7,389	1.08%	[a]	1.03%	[a]	1.29%	[a]
10/31/11	10.61	0.13	(0.10)	0.03	(0.16)	-	(0.16)	10.48	0.21%		7,000	1.07%		1.03%		1.13%
10/31/10	9.11	0.10	1.50	1.60	(0.10)	-	(0.10)	10.61	17.75%		6,727	1.10%		1.03%		1.02%
10/31/09	7.54	0.08	1.88	1.96	(0.09)	(0.30)	(0.39)	9.11	28.26%		3,219	1.09%		1.03%		1.04%
10/31/08	14.34	0.14	(5.98)	(5.84)	(0.15)	(0.81)	(0.96)	7.54	(43.41%	)	3,651	1.08%		1.03%		1.23%
Class L
09/30/13	$11.17	$0.13	$2.79	$2.92	$(0.13)	$-	$(0.13)	$13.96	26.30%		$128,755	1.23%		1.14%		1.01%
09/30/12[i]	10.53	0.11	0.65	0.76	(0.12)	-	(0.12)	11.17	7.42%	[b]	109,534	1.23%	[a]	1.14%	[a]	1.19%	[a]
10/31/11	10.64	0.11	(0.08)	0.03	(0.14)	-	(0.14)	10.53	0.11%		118,025	1.22%		1.14%		1.03%
10/31/10	9.14	0.09	1.50	1.59	(0.09)	-	(0.09)	10.64	17.65%		131,965	1.25%		1.14%		0.92%
10/31/09	7.55	0.08	1.89	1.97	(0.08)	(0.30)	(0.38)	9.14	28.27%		147,550	1.24%		1.14%		1.09%
10/31/08	14.36	0.14	(6.01)	(5.87)	(0.13)	(0.81)	(0.94)	7.55	(43.50%	)	137,391	1.23%		1.14%		1.24%
Class A
09/30/13	$11.06	$0.09	$2.76	$2.85	$(0.09)	$-	$(0.09)	$13.82	25.94%		$48,500	1.48%		1.43%		0.72%
09/30/12[i]	10.42	0.09	0.64	0.73	(0.09)	-	(0.09)	11.06	7.11%	[b]	41,351	1.48%	[a]	1.43%	[a]	0.92%	[a]
10/31/11	10.54	0.08	(0.09)	(0.01)	(0.11)	-	(0.11)	10.42	(0.11%	)	37,485	1.47%		1.43%		0.73%
10/31/10	9.06	0.06	1.49	1.55	(0.07)	-	(0.07)	10.54	17.23%		41,888	1.50%		1.43%		0.61%
10/31/09	7.48	0.06	1.87	1.93	(0.05)	(0.30)	(0.35)	9.06	27.89%		34,124	1.49%		1.43%		0.78%
10/31/08	14.24	0.11	(5.96)	(5.85)	(0.10)	(0.81)	(0.91)	7.48	(43.64%	)	27,145	1.48%		1.43%		0.97%
Class N
09/30/13	$11.10	$0.08	$2.77	$2.85	$(0.09)	$-	$(0.09)	$13.86	25.81%		$1,235	1.78%		1.52%		0.63%
09/30/12[i]	10.46	0.08	0.64	0.72	(0.08)	-	(0.08)	11.10	7.07%	[b]	930	1.78%	[a]	1.52%	[a]	0.83%	[a]
10/31/11	10.58	0.07	(0.09)	(0.02)	(0.10)	-	(0.10)	10.46	(0.33%	)	828	1.77%		1.52%		0.64%
10/31/10	9.09	0.06	1.49	1.55	(0.06)	-	(0.06)	10.58	17.26%		766	1.80%		1.52%		0.58%
10/31/09	7.51	0.05	1.88	1.93	(0.05)	(0.30)	(0.35)	9.09	27.77%		816	1.79%		1.52%		0.69%
10/31/08	14.31	0.10	(6.00)	(5.90)	(0.09)	(0.81)	(0.90)	7.51	(43.75%	)	568	1.78%		1.52%		0.89%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	28%	27%	26%	29%	34%	13%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class S
09/30/13	$13.20	$0.21	$3.14	$3.35	$(0.20)	$(0.43)	$(0.63)	$15.92	26.22%		$445,260	1.07%		N/A	1.46%
09/30/12[i]	13.95	0.18	0.71	0.89	(0.23)	(1.41)	(1.64)	13.20	8.60%	[b]	396,711	1.07%	[a]	N/A	1.52%	[a]
10/31/11	13.94	0.16	(0.01)	0.15	(0.14)	-	(0.14)	13.95	1.08%		554,169	1.07%		N/A	1.10%
10/31/10	12.27	0.13	1.67	1.80	(0.13)	-	(0.13)	13.94	14.81%		584,158	1.10%		N/A	1.00%
10/31/09	10.12	0.12	2.84	2.96	(0.03)	(0.78)	(0.81)	12.27	33.13%		562,176	1.09%		N/A	1.24%
10/31/08	19.63	0.20	(9.33)	(9.13)	(0.38)	-	(0.38)	10.12	(47.32%	)	459,583	1.08%		1.07%	1.29%
Class Y
09/30/13	$13.18	$0.20	$3.15	$3.35	$(0.20)	$(0.43)	$(0.63)	$15.90	26.23%		$25,987	1.10%		N/A	1.42%
09/30/12[i]	13.94	0.19	0.69	0.88	(0.23)	(1.41)	(1.64)	13.18	8.58%	[b]	21,882	1.10%	[a]	N/A	1.62%	[a]
10/31/11	13.92	0.16	(0.02)	0.14	(0.12)	-	(0.12)	13.94	1.00%		19,430	1.10%		N/A	1.10%
10/31/10	12.26	0.12	1.67	1.79	(0.13)	-	(0.13)	13.92	14.80%		15,773	1.12%		N/A	0.98%
10/31/09	10.10	0.12	2.85	2.97	(0.03)	(0.78)	(0.81)	12.26	33.08%		30,347	1.12%		N/A	1.21%
10/31/08	19.59	0.19	(9.31)	(9.12)	(0.37)	-	(0.37)	10.10	(47.32%	)	20,833	1.11%		1.10%	1.17%
Class L
09/30/13	$13.13	$0.19	$3.11	$3.30	$(0.18)	$(0.43)	$(0.61)	$15.82	25.96%		$18,017	1.25%		N/A	1.31%
09/30/12[i]	13.82	0.17	0.70	0.87	(0.15)	(1.41)	(1.56)	13.13	8.46%	[b]	15,173	1.25%	[a]	N/A	1.47%	[a]
10/31/11	13.81	0.14	(0.01)	0.13	(0.12)	-	(0.12)	13.82	0.91%		12,331	1.25%		N/A	0.94%
10/31/10	12.16	0.10	1.66	1.76	(0.11)	-	(0.11)	13.81	14.64%		50,937	1.27%		N/A	0.77%
10/31/09	10.02	0.11	2.82	2.93	(0.01)	(0.78)	(0.79)	12.16	32.77%		56,494	1.27%		N/A	1.10%
10/31/08	19.45	0.18	(9.26)	(9.08)	(0.35)	-	(0.35)	10.02	(47.40%	)	51,881	1.26%		1.25%	1.12%
Class A
09/30/13	$12.85	$0.14	$3.06	$3.20	$(0.14)	$(0.43)	$(0.57)	$15.48	25.70%		$56,137	1.50%		N/A	1.04%
09/30/12[i]	13.62	0.13	0.68	0.81	(0.17)	(1.41)	(1.58)	12.85	8.16%	[b]	46,292	1.50%	[a]	N/A	1.20%	[a]
10/31/11	13.62	0.09	(0.00)[d]	0.09	(0.09)	-	(0.09)	13.62	0.63%		47,318	1.50%		N/A	0.65%
10/31/10	12.00	0.07	1.64	1.71	(0.09)	-	(0.09)	13.62	14.39%		50,227	1.53%		N/A	0.56%
10/31/09	9.92	0.08	2.78	2.86	-	(0.78)	(0.78)	12.00	32.49%		47,642	1.52%		N/A	0.81%
10/31/08	19.25	0.13	(9.16)	(9.03)	(0.30)	-	(0.30)	9.92	(47.54%	)	39,212	1.51%		1.50%	0.82%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	56%	36%	47%	32%	42%	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$11.64	$0.22	$0.82	$1.04	$(0.19)	$-	$(0.19)	$12.49	8.94%		$90,060	1.06%		0.96%		1.88%
09/30/12[i]	11.23	0.27	0.24	0.51	(0.10)	-	(0.10)	11.64	4.75%	[b]	72,011	1.06%	[a]	0.96%	[a]	2.68%	[a]
10/31/11[g]	11.58	0.07	(0.20)	(0.13)	(0.22)	-	(0.22)	11.23	(1.19%	)[b]	23,873	1.08%	[a]	0.98%	[a]	0.65%	[a]
Class S
09/30/13	$11.65	$0.07	$0.94	$1.01	$(0.18)	$-	$(0.18)	$12.48	8.75%		$5,270	1.15%		1.05%		0.64%
09/30/12[i]	11.22	0.21	0.30	0.51	(0.08)	-	(0.08)	11.65	4.66%	[b]	33,949	1.15%	[a]	1.05%	[a]	2.02%	[a]
10/31/11	11.71	0.21	(0.49)	(0.28)	(0.21)	-	(0.21)	11.22	(2.44%	)	28,631	1.17%		1.07%		1.77%
10/31/10	10.90	0.11	1.11	1.22	(0.41)	-	(0.41)	11.71	11.61%		22,470	1.10%		N/A		1.04%
10/31/09	8.49	0.20	2.32	2.52	(0.11)	-	(0.11)	10.90	29.90%		45,363	1.08%		N/A		2.23%
10/31/08	17.33	0.27	(8.53)	(8.26)	(0.16)	(0.42)	(0.58)	8.49	(49.18%	)	22,846	1.12%		N/A		1.96%
Class Y
09/30/13	$11.62	$0.16	$0.83	$0.99	$(0.16)	$-	$(0.16)	$12.45	8.63%		$2,949	1.25%		1.15%		1.36%
09/30/12[i]	11.19	0.19	0.31	0.50	(0.07)	-	(0.07)	11.62	4.59%	[b]	8,374	1.25%	[a]	1.15%	[a]	1.92%	[a]
10/31/11	11.68	0.16	(0.45)	(0.29)	(0.20)	-	(0.20)	11.19	(2.52%	)	7,938	1.27%		1.17%		1.36%
10/31/10	10.87	0.11	1.10	1.21	(0.40)	-	(0.40)	11.68	11.45%		8,082	1.20%		N/A		1.05%
10/31/09	8.48	0.20	2.30	2.50	(0.11)	-	(0.11)	10.87	29.85%		7,494	1.18%		1.16%		2.18%
10/31/08	17.31	0.18	(8.43)	(8.25)	(0.16)	(0.42)	(0.58)	8.48	(49.19%	)	5,474	1.22%		1.18%		1.47%
Class L
09/30/13	11.67	$0.11	$0.88	$0.99	$(0.15)	$-	$(0.15)	$12.51	8.58%		$3,705	1.40%		1.30%		0.91%
09/30/12[i]	11.19	0.18	0.31	0.49	(0.01)	-	(0.01)	11.67	4.35%	[b]	7,025	1.40%	[a]	1.30%	[a]	1.72%	[a]
10/31/11	11.68	0.17	(0.47)	(0.30)	(0.19)	-	(0.19)	11.19	(2.66%	)	5,789	1.42%		1.33%		1.47%
10/31/10	10.87	0.09	1.11	1.20	(0.39)	-	(0.39)	11.68	11.42%		19,819	1.35%		N/A		0.87%
10/31/09	8.45	0.19	2.30	2.49	(0.07)	-	(0.07)	10.87	29.61%		19,065	1.33%		1.31%		2.07%
10/31/08	17.27	0.22	(8.48)	(8.26)	(0.14)	(0.42)	(0.56)	8.45	(49.32%	)	7,993	1.37%		1.33%		1.62%
Class A
09/30/13	$11.57	$0.11	$0.84	$0.95	$(0.11)	$-	$(0.11)	$12.41	8.28%		$14,358	1.65%		1.55%		0.92%
09/30/12[i]	11.12	0.15	0.31	0.46	(0.01)	-	(0.01)	11.57	4.19%	[b]	22,076	1.65%	[a]	1.55%	[a]	1.48%	[a]
10/31/11	11.61	0.11	(0.45)	(0.34)	(0.15)	-	(0.15)	11.12	(2.97%	)	24,345	1.67%		1.58%		0.90%
10/31/10	10.81	0.07	1.09	1.16	(0.36)	-	(0.36)	11.61	11.14%		35,144	1.60%		N/A		0.65%
10/31/09	8.41	0.16	2.30	2.46	(0.06)	-	(0.06)	10.81	29.25%		35,136	1.58%		1.56%		1.80%
10/31/08	17.20	0.19	(8.43)	(8.24)	(0.13)	(0.42)	(0.55)	8.41	(49.39%	)	27,401	1.62%		1.58%		1.38%
Class N
09/30/13	$11.42	$0.07	$0.82	$0.89	$(0.09)	$-	$(0.09)	$12.22	7.81%		$952	2.05%		1.95%		0.63%
09/30/12[i]	11.00	0.11	0.31	0.42	-	-	-	11.42	3.82%	[b]	968	2.05%	[a]	1.95%	[a]	1.05%	[a]
10/31/11	11.50	0.06	(0.44)	(0.38)	(0.12)	-	(0.12)	11.00	(3.35%	)	923	2.07%		1.97%		0.53%
10/31/10	10.71	0.03	1.08	1.11	(0.32)	-	(0.32)	11.50	10.61%		983	2.00%		N/A		0.25%
10/31/09	8.34	0.13	2.27	2.40	(0.03)	-	(0.03)	10.71	28.90%		951	1.98%		1.94%		1.40%
10/31/08	17.10	0.14	(8.37)	(8.23)	(0.11)	(0.42)	(0.53)	8.34	(49.58%	)	636	2.02%		1.88%		1.08%

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009	2008
Portfolio turnover rate for all share classes	59%	23%	59%	65%	74%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$12.03	$0.16	$(0.41)	$(0.25)	$(0.10)	$-	$(0.10)	$11.68	(2.10%	)	$115,463		1.23%		0.99%		1.30%
09/30/12[i]	14.09	0.12	(0.28)	(0.16)	(0.16)	(1.74)	(1.90)	12.03	0.51%	[b]	134,793		1.24%	[a]	0.99%	[a]	1.11%	[a]
10/31/11[h]	15.70	0.20	(1.81)	(1.61)	-	-	-	14.09	(10.25%	)[b]	92,878		1.26%	[a]	0.99%	[a]	1.98%	[a]
Class S
09/30/13	$12.17	$0.15	$(0.42)	$(0.27)	$(0.09)	$-	$(0.09)	$11.81	(2.29%	)	$7,008		1.39%		1.15%		1.22%
09/30/12[i]	14.07	0.05	(0.21)	(0.16)	-	(1.74)	(1.74)	12.17	0.36%	[b]	6,110		1.40%	[a]	1.15%	[a]	0.43%	[a]
10/31/11	17.79	0.16	(2.30)	(2.14)	(0.05)	(1.53)	(1.58)	14.07	(13.17%	)	51,005		1.34%		1.15%		1.01%
10/31/10	16.49	0.10	3.62	3.72	(0.14)	(2.28)	(2.42)	17.79	25.30%		107,589		1.27%		1.15%		0.60%
10/31/09[g]	10.00	0.15	6.34	6.49	(0.00)[d]	-	(0.00)[d]	16.49	64.73%	[b]	61,313		1.33%	[a]	1.15%	[a]	1.23%	[a]
Class Y
09/30/13	$12.01	$0.13	$(0.40)	$(0.27)	$(0.08)	$-	$(0.08)	$11.66	(2.34%	)	$206		1.49%		1.25%		1.06%
09/30/12[i]	14.06	0.09	(0.28)	(0.19)	(0.12)	(1.74)	(1.86)	12.01	0.23%	[b]	203		1.50%	[a]	1.25%	[a]	0.86%	[a]
10/31/11	17.77	0.18	(2.32)	(2.14)	(0.04)	(1.53)	(1.57)	14.06	(13.22%	)	188		1.46%		1.25%		1.13%
10/31/10	16.48	0.08	3.62	3.70	(0.13)	(2.28)	(2.41)	17.77	25.14%		206		1.37%		1.25%		0.47%
10/31/09[g]	10.00	0.13	6.35	6.48	(0.00)[d]	-	(0.00)[d]	16.48	64.60%	[b]	165		1.43%	[a]	1.25%	[a]	1.08%	[a]
Class L
09/30/13	$12.09	$0.13	$(0.43)	$(0.30)	$(0.07)	$-	$(0.07)	$11.72	(2.50%	)	$98		1.64%		1.40%		1.09%
09/30/12[i]	14.02	0.15	(0.34)	(0.19)	-	(1.74)	(1.74)	12.09	0.12%	[b]	63		1.65%	[a]	1.40%	[a]	1.37%	[a]
10/31/11	17.73	0.12	(2.28)	(2.16)	(0.02)	(1.53)	(1.55)	14.02	(13.34%	)	0	[f]	1.57%		1.39%		0.71%
10/31/10	16.45	0.06	3.62	3.68	(0.12)	(2.28)	(2.40)	17.73	25.02%		56,938		1.52%		1.40%		0.37%
10/31/09[g]	10.00	0.13	6.32	6.45	-	-	-	16.45	64.30%	[b]	27,256		1.58%	[a]	1.40%	[a]	0.98%	[a]
Class A
09/30/13	$11.94	$0.08	$(0.41)	$(0.33)	$-	$-	$-	$11.61	(2.76%	)	$336		1.89%		1.65%		0.63%
09/30/12[i]	13.95	0.05	(0.28)	(0.23)	(0.04)	(1.74)	(1.78)	11.94	(0.19%	)[b]	379		1.90%	[a]	1.65%	[a]	0.50%	[a]
10/31/11	17.68	0.10	(2.30)	(2.20)	-	(1.53)	(1.53)	13.95	(13.60%	)	396		1.85%		1.65%		0.64%
10/31/10	16.42	0.01	3.62	3.63	(0.09)	(2.28)	(2.37)	17.68	24.70%		655		1.77%		1.65%		0.09%
10/31/09[g]	10.00	0.09	6.33	6.42	-	-	-	16.42	64.00%	[b]	238		1.83%	[a]	1.65%	[a]	0.73%	[a]

	Year ended September 30, 2013	Period ended September 30, 2012[b,i]	Year ended October 31
			2011	2010	2009
Portfolio turnover rate for all share classes	75%	76%	84%	45%	75%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
g	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 18 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier Money Market Fund (“Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier International Bond Fund (“International Bond Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (formerly known as MassMutual Premier Small/Mid Cap Opportunities Fund) (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Focused International Fund (“Focused International Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

On May 23, 2012, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from October 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the eleven month period ended September 30, 2012, and the one year period ended October 31, 2011, and October 31, 2010, if applicable.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the

Notes to Financial Statements (Continued)

exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

Notes to Financial Statements (Continued)

The Money Market Fund characterized all investments at Level 2, as of September 30, 2013. The Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2013. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2013, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$220,696,026	$-	$220,696,026
Municipal Obligations	-	2,993,578	-	2,993,578
Non-U.S. Government Agency Obligations	-	102,411,069	4,201,340	106,612,409
U.S. Government Agency Obligations and Instrumentalities	-	15,073,306	-	15,073,306
U.S. Treasury Obligations	-	11,457,178	-	11,457,178
Short-Term Investments	-	246,065,651	-	246,065,651

Total Investments	$-	$598,696,808	$4,201,340	$602,898,148

Asset Derivatives
Swap Agreements	$-	$1,192,256	$-	$1,192,256

Liability Derivatives
Futures Contracts	$(544,178)	$-	$-	$(544,178)
Swap Agreements	-	(1,412,720)	-	(1,412,720)

Total	$(544,178)	$(1,412,720)	$-	$(1,956,898)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$4,652,835	$-	$4,652,835
Municipal Obligations	-	882,960	-	882,960
Non-U.S. Government Agency Obligations	-	105,495,309	1,320,111	106,815,420
U.S. Government Agency Obligations and Instrumentalities	-	359,638	-	359,638
U.S. Treasury Obligations	-	297,235,643	-	297,235,643
Short-Term Investments	-	130,000,974	-	130,000,974

Total Investments	$-	$538,627,359	$1,320,111	$539,947,470

Asset Derivatives
Swap Agreements	$-	$714,308	$-	$714,308

Liability Derivatives
Futures Contracts	$(24,939)	$-	$-	$(24,939)
Swap Agreements	-	(731,822)	-	(731,822)

Total	$(24,939)	$(731,822)	$-	$(756,761)

Core Bond Fund
Asset Investments
Preferred Stock	$3,016,000	$-	$-	$3,016,000
Corporate Debt	-	625,705,394	-	625,705,394
Municipal Obligations	-	15,629,383	-	15,629,383
Non-U.S. Government Agency Obligations	-	206,801,864	4,941,000	211,742,864
Sovereign Debt Obligations	-	12,487,138	-	12,487,138
U.S. Government Agency Obligations and Instrumentalities	-	356,670,494	-	356,670,494

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Core Bond Fund (Continued)
Asset Investments (Continued)
U.S. Treasury Obligations	$-	$162,103,674	$-	$162,103,674
Short-Term Investments	-	285,510,858	-	285,510,858

Total Investments	$3,016,000	$1,664,908,805	$4,941,000	$1,672,865,805

Asset Derivatives
Futures Contracts	$1,396,802	$-	$-	$1,396,802
Swap Agreements	-	2,990,286	-	2,990,286

Total	$1,396,802	$2,990,286	$-	$4,387,088

Liability Derivatives
Swap Agreements	$-	$(3,557,088)	$-	$(3,557,088)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$64,153	$64,153
Preferred Stock	232,000	-	-	232,000
Corporate Debt	-	44,055,409	-	44,055,409
Municipal Obligations	-	611,740	-	611,740
Non-U.S. Government Agency Obligations	-	11,676,224	1,161,135	12,837,359
Sovereign Debt Obligations	-	1,024,510	-	1,024,510
U.S. Government Agency Obligations and Instrumentalities	-	24,142,376	-	24,142,376
U.S. Treasury Obligations	-	8,789,326	-	8,789,326
Short-Term Investments	-	18,080,087	-	18,080,087

Total Investments	$232,000	$108,379,672	$1,225,288	$109,836,960

Asset Derivatives
Futures Contracts	$119,119	$-	$-	$119,119
Swap Agreements	-	196,449	-	196,449

Total	$119,119	$196,449	$-	$315,568

Liability Derivatives
Futures Contracts	$(75,346)	$-	$-	$(75,346)
Swap Agreements	-	(544,140)	-	(544,140)

Total	$(75,346)	$(544,140)	$-	$(619,486)

High Yield Fund
Asset Investments
Common Stock	$-	$-	$786,811	$786,811
Bank Loans	-	4,417,694	-	4,417,694
Corporate Debt	-	219,315,513	-	219,315,513
Short-Term Investments	-	14,889,588	-	14,889,588

Total Investments	$-	$238,622,795	$786,811	$239,409,606

International Bond Fund
Asset Investments
Corporate Debt	$-	$8,457,288	$-	$8,457,288
Sovereign Debt Obligations	-	37,383,913	-	37,383,913
Short-Term Investments	-	234,594	-	234,594

Total Investments	$-	$46,075,795	$-	$46,075,795

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
International Bond Fund (Continued)
Asset Derivatives
Forward Contracts	$-	$160,177	$-	$160,177

Liability Derivatives
Forward Contracts	$-	$(299,331)	$-	$(299,331)

Balanced Fund
Asset Investments
Common Stock	$83,756,654	$-	$-	$83,756,654
Preferred Stock	116,000	-	-	116,000
Corporate Debt	-	21,578,325	-	21,578,325
Municipal Obligations	-	432,721	-	432,721
Non-U.S. Government Agency Obligations	-	6,988,649	247,050	7,235,699
Sovereign Debt Obligations	-	486,458	-	486,458
U.S. Government Agency Obligations and Instrumentalities	-	12,093,605	-	12,093,605
U.S. Treasury Obligations	-	7,332,019	-	7,332,019
Mutual Funds	12,930,870	-	-	12,930,870
Short-Term Investments	-	21,992,381	-	21,992,381

Total Investments	$96,803,524	$70,904,158	$247,050	$167,954,732

Asset Derivatives
Futures Contracts	$42,941	$-	$-	$42,941
Swap Agreements	-	106,031	-	106,031

Total	$42,941	$106,031	$-	$148,972

Liability Derivatives
Swap Agreements	$-	$(125,958)	$-	$(125,958)

Value Fund
Asset Investments
Common Stock	$118,101,672	$4,032,599	$-	$122,134,271
Mutual Funds	1,120,730	-	-	1,120,730
Short-Term Investments	-	1,717,877	-	1,717,877

Total Investments	$119,222,402	$5,750,476	$-	$124,972,878

Main Street Fund
Asset Investments
Common Stock	$176,342,345	$3,402,383	$-	$179,744,728
Preferred Stock	-	1,545,351	-	1,545,351
Short-Term Investments	-	2,706,384	-	2,706,384

Total Investments	$176,342,345	$7,654,118	$-	$183,996,463

Capital Appreciation Fund
Asset Investments
Common Stock	$273,953,096	$10,358,353	$-	$284,311,449
Short-Term Investments	-	1,329,102	-	1,329,102

Total Investments	$273,953,096	$11,687,455	$-	$285,640,551

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Global Fund
Asset Investments
Common Stock	$178,334,176	$208,301,455	$-	$386,635,631
Preferred Stock	-	8,434,895	-	8,434,895
Mutual Funds	46,255,060	-	-	46,255,060
Rights	57,249	-	-	57,249
Short-Term Investments	-	1	-	1

Total Investments	$224,646,485	$216,736,351	$-	$441,382,836

International Equity Fund
Asset Investments
Common Stock	$26,268,499	$497,906,807	$-	$524,175,306
Mutual Funds	67,388,035	-	-	67,388,035
Warrants	-	4,345	316,363	320,708

Total Investments	$93,656,534	$497,911,152	$316,363	$591,884,049

Focused International Fund
Asset Investments
Common Stock	$6,188,409	$109,834,700	$-	$116,023,109
Mutual Funds	13,876,073	-	-	13,876,073
Rights	134,184	-	-	134,184
Short-Term Investments	-	606,573	-	606,573

Total Investments	$20,198,666	$110,441,273	$-	$130,639,939

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$21,350,276	$93,627,416	$-	$114,977,692
Preferred Stock	3,418,969	3,554,683	-	6,973,652
Short-Term Investments	-	896,784	-	896,784

Total Investments	$24,769,245	$98,078,883	$-	$122,848,128

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2013.

Statements of Assets and Liabilities location:	Short-Duration Bond Fund	Inflation-Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund
Receivables from:
Investments sold on a when-issued basis			X	X	X	X
Collateral held for reverse repurchase agreements		X

Payables for:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X		X	X	X	X
Due to custodian		X	X			X

Statements of Assets and Liabilities location:	Value Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund
Payables for:
Securities on loan	X	X	X	X	X

Notes to Financial Statements (Continued)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/12	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 9/30/13	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/13
Short-Duration Bond Fund
Non-U.S. Government
Agency Obligations†	$1,325,280	$-	$-	$256,060	$2,620,000	$-	$-	$-		$4,201,340	$256,060
Non-U.S. Government
Agency Obligations	931,245	-	(10,650)	2,552	1,185,000	(923,147)	-	(1,185,000	)**	-	-

	$2,256,525	$-	$(10,650)	$258,612	$3,805,000	$(923,147)	$-	$(1,185,000)		$4,201,340	$256,060

Inflation-Protected and Income Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations†	$-	$-	$-	$111	$1,320,000	$-	$-	$-		$1,320,111	$111
Non-U.S. Government
Agency Obligations	1,049,580	-	(23,441)	14,314	1,113,200	(1,040,453)	-	(1,113,200	)**	-	-

	$1,049,580	$-	$(23,441)	$14,425	$2,433,200	$(1,040,453)	$-	$(1,113,200)		$1,320,111	$111

Core Bond Fund
Non-U.S. Government
Agency Obligations†	$4,141,500	$-	$-	$799,500	$-	$-	$-	$-		$4,941,000	$799,500
Non-U.S. Government
Agency Obligations	3,908,205	-	78,190	(30,738)	1,089,994	(3,955,657)	-	(1,089,994	)**	-	-

	$8,049,705	$-	$78,190	$768,762	$1,089,994	$(3,955,657)	$-	$(1,089,994)		$4,941,000	$799,500

Diversified Bond Fund
Common Stock	$51,884	$-	$-	$12,269	$-	$-	$-	$-		$64,153	$12,269
Non-U.S. Government
Agency Obligations†	973,252	-	-	187,883	-	-	-	-		1,161,135	187,883
Non-U.S. Government
Agency Obligations	231,525	-	(2,754)	741	-	(229,512)	-	-		-	-

	$1,256,661	$-	$(2,754)	$200,893	$-	$(229,512)	$-	$-		$1,225,288	$200,152

High Yield Fund
Common Stock	$636,345	$-	$-	$150,466	$-	$-	$-	$-		$786,811	$150,466

International Bond Fund
Sovereign Debt Obligations†	$1,460,845	$-	$-	$-	$-	$-	$-	$(1,460,845	)***	$-	$-

Balanced Fund
Non-U.S. Government
Agency Obligations†	$207,075	$-	$-	$39,975	$-	$-	$-	$-		$247,050	$39,975
Non-U.S. Government
Agency Obligations	102,900	-	(370)	(525)	-	(102,005)	-	-		-	-

	$309,975	$-	$(370)	$39,450	$-	$(102,005)	$-	$-		$247,050	$39,975

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 9/30/12		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)		Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 9/30/13	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/13
Small Cap Opportunities Fund
Common Stock	$-	****	$-	$-	$-	$-	$-	††	$-	$-	$-	$-
Rights	6		-	-	(6)	-	-	††	-	-	-	-

	$6		$-	$-	$(6)	$-	$-		$-	$-	$-	$-

International Equity Fund
Warrants	$-	****	$-	$-	$316,363	$-	$-	††	$-	$-	$316,363	$316,363

*	The Funds recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued in good faith in accordance with procedures approved by the Board of Trustees.
***	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
****	Represents security at zero value as of 9/30/12.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2013, the following tables show how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management					A
Directional Exposures to Currencies					A

Futures Contracts**
Hedging/Risk Management	A	A	A	A		A
Duration/Credit Quality Management	A	A	A	A		A
Substitution for Direct Investment	A	A	A	A		A
Intention to Create Investment Leverage in Portfolio	M	M	M	A		M

Interest Rate Swaps***
Hedging/Risk Management	A	A	A	A		A
Duration Management	M	M	M	M		M
Asset/Liability Management	M	M	M	M		M
Substitution for Direct Investment	M	M	M	M		M
Intention to Create Investment Leverage in Portfolio	M	M	M	M		M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A	A
Duration/Credit Quality Management	A	A	A	A
Income	A	A	A	A
Substitution for Direct Investment	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	A

Type of Derivative and Objective for Use	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund	Strategic Emerging Markets Fund
Rights and Warrants
Result of a Corporate Action	A	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2013, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements^^	$-	$-	$-	$1,192,256	$1,192,256

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(544,178)	$(544,178)
Swap Agreements^^	(304,379)	-	-	(1,108,341)	(1,412,720)

Total Value	$(304,379)	$-	$-	$(1,652,519)	$(1,956,898)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$1,394,336	$1,394,336
Swap Agreements	(1,619,899)	-	-	3,490	(1,616,409)

Total Realized Gain (Loss)	$(1,619,899)	$-	$-	$1,397,826	$(222,073)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(317,661)	$(317,661)
Swap Agreements	874,953	-	-	83,915	958,868

Total Change in Appreciation (Depreciation)	$874,953	$-	$-	$(233,746)	$641,207

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	359	359
Swap Agreements	$28,042,491	$-	$-	$141,675,000	$169,717,491

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Swap Agreements^^	$-	$-	$-	$714,308	$714,308

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(24,939)	$(24,939)
Swap Agreements^^	-	-	-	(731,822)	(731,822)

Total Value	$-	$-	$-	$(756,761)	$(756,761)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$125,118	$125,118
Swap Agreements	-	-	-	(1,267)	(1,267)

Total Realized Gain (Loss)	$-	$-	$-	$123,851	$123,851

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(24,939)	$(24,939)
Swap Agreements	-	-	-	(17,514)	(17,514)

Total Change in Appreciation (Depreciation)	$-	$-	$-	$(42,453)	$(42,453)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	33	33
Swap Agreements	$-	$-	$-	$82,000,000	$82,000,000

Core Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$1,396,802	$1,396,802
Swap Agreements^^	-	-	-	2,990,286	2,990,286

Total Value	$-	$-	$-	$4,387,088	$4,387,088

Liability Derivatives
Swap Agreements^^	$(787,605)	$-	$-	$(2,769,483)	$(3,557,088)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(3,570,763)	$(3,570,763)
Swap Agreements	(5,757,641)	-	-	1,711,173	(4,046,468)

Total Realized Gain (Loss)	$(5,757,641)	$-	$-	$(1,859,590)	$(7,617,231)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$1,344,150	$1,344,150
Swap Agreements	3,190,526	-	-	220,535	3,411,061

Total Change in Appreciation (Depreciation)	$3,190,526	$-	$-	$1,564,685	$4,755,211

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	1,057	1,057
Swap Agreements	$94,687,354	$-	$-	$182,366,667	$277,054,021

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$119,119	$119,119
Swap Agreements^^	292	-	-	196,157	196,449

Total Value	$292	$-	$-	$315,276	$315,568

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(75,346)	$(75,346)
Swap Agreements^^	(361,901)	-	-	(182,239)	(544,140)

Total Value	$(361,901)	$-	$-	$(257,585)	$(619,486)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(312,399)	$(312,399)
Swap Agreements	(1,538,236)	-	-	143,379	(1,394,857)

Total Realized Gain (Loss)	$(1,538,236)	$-	$-	$(169,020)	$(1,707,256)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$91,923	$91,923
Swap Agreements	480,367	-	-	13,918	494,285

Total Change in Appreciation (Depreciation)	$480,367	$-	$-	$105,841	$586,208

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	158	158
Swap Agreements	$13,167,416	$-	$-	$19,420,000	$32,587,416

International Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$160,177	$-	$160,177

Liability Derivatives
Forward Contracts^	$-	$-	$(299,331)	$-	$(299,331)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(2,358,265)	$-	$(2,358,265)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(20,439)	$-	$(20,439)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$36,054,718	$-	$36,054,718

Balanced Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$42,941	$42,941
Swap Agreements^^		-	-	106,031	106,031

Total Value	$-	$-	$-	$148,972	$148,972

Liability Derivatives
Swap Agreements^^	$(27,385)	$-	$-	$(98,573)	$(125,958)

Realized Gain (Loss)#
Futures Contracts	$-	$535,380	$-	$(71,674)	$463,706
Swap Agreements	(138,074)	-	-	46,068	(92,006)

Total Realized Gain (Loss)	$(138,074)	$535,380	$-	$(25,606)	$371,700

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$36,670	$36,670
Swap Agreements	72,704	-	-	7,458	80,162

Total Change in Appreciation (Depreciation)	$72,704	$-	$-	$44,128	$116,832

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	41	-	29	70
Swap Agreements	$2,480,026	$-	$-	$9,120,000	$11,600,026

Main Street Fund
Realized Gain (Loss)#
Warrants	$-	$8,278	$-	$-	$8,278

Change in Appreciation (Depreciation)##
Warrants	$-	$(7,252)	$-	$-	$(7,252)

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	4,576	-	-	4,576
Small Cap Opportunities Fund
Change in Appreciation (Depreciation)##
Rights	$-	$(6)	$-	$-	$(6)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	600	-	-	600

Global Fund
Asset Derivatives
Rights*	$-	$57,249	$-	$-	$57,249

Realized Gain (Loss)#
Rights	$-	$(11,431)	$-	$-	$(11,431)

Change in Appreciation (Depreciation)##
Rights	$-	$1,101	$-	$-	$1,101

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	307,388	-	-	307,388

International Equity Fund
Asset Derivatives
Warrants*	$-	$320,708	$-	$-	$320,708

Realized Gain (Loss)#
Rights	$-	$161,104	$-	$-	$161,104

Change in Appreciation (Depreciation)##
Warrants	$-	$315,877	$-	$-	$315,877

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	171,834	-	-	171,834
Warrants	-	4,958,618	-	-	4,958,618

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Focused International Fund
Asset Derivatives
Rights*	$-	$134,184	$-	$-	$134,184

Realized Gain (Loss)#
Rights	$-	$13	$-	$-	$13

Change in Appreciation (Depreciation)##
Rights	$-	$134,184	$-	$-	$134,184

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	87,016	-	-	87,016

Strategic Emerging Markets Fund
Realized Gain (Loss)#
Rights	$-	$111	$-	$-	$111

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	22	-	-	22

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2013.

The Small Cap Opportunities Fund had no realized gain (loss) on rights during the year ended September 30, 2013.

Further details regarding the derivatives and other investments held by the Funds during the year ended September 30, 2013, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of

Notes to Financial Statements (Continued)

the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2013. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
International Bond Fund
Contracts to Buy
EUR	245,000	Barclays Bank PLC	11/29/13	$323,922	$7,577
MXN	4,350,000	Barclays Bank PLC	10/11/13	325,871	6,205
NOK	7,200,000	Barclays Bank PLC	11/29/13	1,176,580	18,205

				1,826,373	31,987

EUR	1,343,000	Canadian Imperial Bank of Commerce	11/29/13	1,779,220	37,938

NOK	2,101,000	Deutsche Bank AG	11/29/13	354,898	(6,253)
SEK	1,600,000	Deutsche Bank AG	11/29/13	241,915	6,713

				596,813	460

AUD	30,800	State Street Bank	11/29/13	28,603	21
JPY	531,000,000	State Street Bank	10/11/13	5,417,980	(15,603)
MXN	6,000,000	State Street Bank	10/11/13	456,132	1,904
PLN	870,000	State Street Bank	10/11/13	268,390	10,052

				6,171,105	(3,626)

ZAR	6,800,000	UBS AG	11/22/13	648,199	24,134

				$11,021,710	$90,893

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
GBP	1,328,000	Barclays Bank PLC	11/29/13	$2,057,457	$(91,506)

AUD	3,154,000	Canadian Imperial Bank of Commerce	11/29/13	2,801,982	(129,282)
CAD	260,000	Canadian Imperial Bank of Commerce	10/18/13	249,688	(2,622)
MXN	6,400,000	Canadian Imperial Bank of Commerce	10/11/13	494,686	6,114

				3,546,356	(125,790)

ZAR	4,000,000	Deutsche Bank AG	11/22/13	402,003	6,513

CAD	100,000	Goldman Sachs International	10/18/13	96,089	(953)

JPY	130,000,000	State Street Bank	10/11/13	1,319,232	(3,383)
MXN	20,250,000	State Street Bank	10/11/13	1,580,673	34,801
PLN	5,800,000	State Street Bank	10/11/13	1,816,218	(40,063)

				4,716,123	(8,645)

SEK	2,600,000	UBS AG	11/29/13	394,355	(9,666)

				$11,212,383	$(230,047)

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing

Notes to Financial Statements (Continued)

transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at September 30, 2013:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Short-Duration Bond Fund
Futures Contracts — Short
U.S. Treasury Note 10 Year	12/19/13	134	$(16,936,344)	$(336,550)
U.S. Treasury Note 5 Year	12/31/13	120	(14,525,625)	(207,628)

				$(544,178)

Inflation-Protected and Income Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/19/13	2	$284,187	$(319)

Futures Contracts — Short
U.S. Treasury Bond 30 Year	12/19/13	4	$(533,500)	$(136)
U.S. Treasury Note 2 Year	12/31/13	39	(8,590,359)	(24,484)

				$(24,620)

Core Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	12/31/13	426	$93,833,157	$167,147
U.S. Treasury Note 5 Year	12/31/13	717	86,790,609	1,229,655

				$1,396,802

Diversified Bond Fund
Futures Contracts — Long
Ultra Long U.S. Treasury Bond	12/19/13	1	$142,094	$933
U.S. Treasury Note 2 Year	12/31/13	49	10,793,016	23,861
U.S. Treasury Note 5 Year	12/31/13	55	6,657,578	94,325

				$119,119

Futures Contracts — Short
U.S. Treasury Note 10 Year	12/19/13	30	$(3,791,719)	$(75,346)

Balanced Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/13	3	$379,172	$7,536
U.S. Treasury Note 2 Year	12/31/13	18	3,964,781	9,680
U.S. Treasury Note 5 Year	12/31/13	15	1,815,703	25,725

				$42,941

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are

Notes to Financial Statements (Continued)

incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at September 30, 2013. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	25,120,000	6/20/18	(1.000)%	CDX.NA.IG.20†	$393	$(304,772)	$(304,379)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	91,075,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	$(1,108,341)	$-	$(1,108,341)
	USD	50,600,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	1,192,256	-	1,192,256

						83,915	-	83,915

Inflation-Protected and Income Fund**
Interest Rate Swaps
Centrally Cleared Swaps
	USD	4,450,000	8/05/14	Fixed 0.337%	3-Month USD-LIBOR-BBA	$(1,282)	$-	$(1,282)
	USD	4,450,000	8/13/14	Fixed 0.328%	3-Month USD-LIBOR-BBA	(743)	-	(743)
	USD	23,500,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	(285,984)	-	(285,984)
	USD	23,500,000	8/28/18	Fixed 1.900%	3-Month USD-LIBOR-BBA	(443,813)	-	(443,813)
	USD	13,050,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	307,489	-	307,489
	USD	13,050,000	8/28/23	3-Month USD-LIBOR-BBA	Fixed 3.096%	406,819	-	406,819

						(17,514)	-	(17,514)

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Core Bond Fund***
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	65,000,000	6/20/18	(1.000)%	CDX.NA.IG.20†	$1,018	$(788,623)	$(787,605)

Notes to Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Core Bond Fund*** (continued)
Interest Rate Swaps
Centrally Cleared Swaps
	USD	4,000,000	5/17/16	Fixed 0.530%	3-Month USD-LIBOR-BBA	$11,146	$268	$11,414
	USD	227,575,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	(2,769,483)	-	(2,769,483)
	USD	126,425,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	2,978,872	-	2,978,872

						220,535	268	220,803

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund****
Credit Default Swaps — Buy Protection
OTC Swaps
Goldman Sachs & Co.	EUR	1,000,000	6/20/18	(1.000)%	Deutsche Bank	$(11,222)	$11,514	$292
Centrally Cleared Swaps
	USD	5,100,000	6/20/18	(5.000)%	CDX.NA.HY.20†	(19,921)	(274,125)	(294,046)
	USD	5,600,000	6/20/18	(1.000)%	CDX.NA.IG.20†	88	(67,943)	(67,855)

						(31,055)	(330,554)	(361,609)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	14,975,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	$(182,239)	$-	$(182,239)
	USD	8,325,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	196,157	-	196,157

						13,918	-	13,918

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Balanced Fund*****
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	2,260,000	6/20/18	(1.000)%	CDX.NA.IG.20†	$35	$(27,420)	$(27,385)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	8,100,000	8/23/18	Fixed 1.756%	3-Month USD-LIBOR-BBA	$(98,573)	$-	$(98,573)
	USD	4,500,000	8/23/23	3-Month USD-LIBOR-BBA	Fixed 3.011%	106,031	-	106,031

						7,458	-	7,458

EUR	Euro
USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $941,865 in securities at September 30, 2013.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $422,636 in securities at September 30, 2013.
***	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $2,362,621 in securities at September 30, 2013.
****	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $344,191 in securities at September 30, 2013.
*****	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $93,781 in securities at September 30, 2013.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Notes to Financial Statements (Continued)

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly

Notes to Financial Statements (Continued)

from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2013, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Reverse repurchase agreements generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase agreements during the year ended September 30, 2013:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 7/25/13, 0.140%, to be repurchased on demand until 10/23/13 at value plus accrued interest.	$7,669,000
Agreement with Banque Paribas, dated 8/15/13, 0.150%, to be repurchased on demand until 11/14/13 at value plus accrued interest.	710,000
Agreement with Banque Paribas, dated 7/10/13, 0.140%, to be repurchased on demand until 10/10/13 at value plus accrued interest.	1,883,000
Agreement with Banque Paribas, dated 9/13/13, 0.140%, to be repurchased on demand until 11/13/13 at value plus accrued interest.	8,096,000
Agreement with Banque Paribas, dated 9/20/13, 0.140%, to be repurchased on demand until 11/19/13 at value plus accrued interest.	15,213,000
Agreement with Barclays Bank PLC, dated 9/06/13, 0.160%, to be repurchased on demand until 12/06/13 at value plus accrued interest.	8,611,613
Agreement with Barclays Bank PLC, dated 9/13/13, 0.130%, to be repurchased on demand until 12/13/13 at value plus accrued interest.	879,800
Agreement with Barclays Bank PLC, dated 9/20/13, 0.140%, to be repurchased on demand until 11/19/13 at value plus accrued interest.	17,263,750
Agreement with Daiwa Securities, dated 7/26/13, 0.150%, to be repurchased on demand until 10/25/13 at value plus accrued interest.	1,340,000
Agreement with Deutsche Bank AG, dated 7/10/13, 0.160%, to be repurchased on demand until 10/10/13 at value plus accrued interest.	1,343,450
Agreement with Deutsche Bank AG, dated 7/24/13, 0.170%, to be repurchased on demand until 10/23/13 at value plus accrued interest.	12,767,988
Agreement with Deutsche Bank AG, dated 9/12/13, 0.160%, to be repurchased on demand until 1/10/14 at value plus accrued interest.	16,798,397
Agreement with Goldman Sachs & Co., dated 7/26/13, 0.160%, to be repurchased on demand until 10/25/13 at value plus accrued interest.	2,681,869
Agreement with Goldman Sachs & Co., dated 8/13/13, 0.150%, to be repurchased on demand until 11/13/13 at value plus accrued interest.	12,268,938
Agreement with Goldman Sachs & Co., dated 8/21/13, 0.150%, to be repurchased on demand until 11/21/13 at value plus accrued interest.	26,286,385
Agreement with HSBC Finance Corp., dated 7/10/13, 0.160%, to be repurchased on demand until 10/10/13 at value plus accrued interest.	14,894,000
Agreement with HSBC Finance Corp., dated 7/25/13, 0.120%, to be repurchased on demand until 10/24/13 at value plus accrued interest.	9,327,900
Agreement with HSBC Finance Corp., dated 8/14/13, 0.140%, to be repurchased on demand until 10/10/13 at value plus accrued interest.	11,706,344
Agreement with HSBC Finance Corp., dated 8/16/13, 0.150%, to be repurchased on demand until 11/15/13 at value plus accrued interest.	14,393,188
Agreement with HSBC Finance Corp., dated 8/28/13, 0.130%, to be repurchased on demand until 11/15/13 at value plus accrued interest.	15,205,000
Agreement with HSBC Finance Corp., dated 9/06/13, 0.150%, to be repurchased on demand until 1/03/14 at value plus accrued interest.	4,110,000
Agreement with HSBC Finance Corp., dated 9/12/13, 0.130%, to be repurchased on demand until 11/12/13 at value plus accrued interest.	9,615,450
Agreement with Morgan Stanley, dated 7/25/13, 0.140%, to be repurchased on demand until 10/24/13 at value plus accrued interest.	1,052,901
Agreement with Morgan Stanley, dated 8/14/13, 0.140%, to be repurchased on demand until 10/11/13 at value plus accrued interest.	18,077,315

Notes to Financial Statements (Continued)

Description	Value
Inflation-Protected and Income Fund (continued)
Agreement with Morgan Stanley, dated 9/06/13, 0.160%, to be repurchased on demand until 10/04/13 at value plus accrued interest.	$8,454,713

$240,650,001

Average balance outstanding	$282,911,444
Maximum balance outstanding	$310,106,770
Average interest rate	0.24%
Weighted average maturity	67 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

Notes to Financial Statements (Continued)

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employs an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended September 30, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$13,715	$2,743	$10,972
Main Street Fund	20,177	4,035	16,142
Small Cap Opportunities Fund	164,871	32,987	131,884
Global Fund	300,250	60,096	240,154
International Equity Fund	602,821	121,422	481,399
Focused International Fund	110,289	22,047	88,242
Strategic Emerging Markets Fund	11,758	2,351	9,407

	$1,223,881	$245,681	$978,200

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records of the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40% on the first $500 million; and
0.35% on any excess over $500 million
Inflation-Protected and Income Fund	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Core Bond Fund	0.48% on the first $1.5 billion;
0.43% on the next $500 million; and
0.38% on any excess over $2 billion
Diversified Bond Fund	0.50% on the first $150 million; and
0.45% on any excess over $150 million
High Yield Fund	0.50% on the first $250 million; and
0.475% on any excess over $250 million
International Bond Fund	0.60% on the first $350 million; and
0.55% on any excess over $350 million
Balanced Fund	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Value Fund	0.50% on the first $250 million; and
0.47% on any excess over $250 million
Disciplined Value Fund	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Main Street Fund	0.65% on the first $300 million; and
0.60% on any excess over $300 million
Capital Appreciation Fund	0.65% on the first $500 million; and
0.60% on any excess over $500 million
Disciplined Growth Fund	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $400 million; and
0.53% on any excess over $400 million
Global Fund	0.80% on the first $400 million; and
0.75% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Focused International Fund	0.90% on the first $350 million; and
0.85% on any excess over $350 million
Strategic Emerging Markets Fund	1.05% on the first $350 million; and
1.00% on any excess over $350 million

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million,
0.21% of the next $50 million,
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million,
0.21% of the next $50 million,
0.17% of the next $650 million,
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million,
0.21% of the next $50 million,
0.17% of the next $650 million,
0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself and indirect wholly-owned subsidiary of MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Capital Appreciation Fund*	0.40% of the first $75 million;
0.35% of the next $200 million;
0.30% of the next $250 million; and
0.25% of any excess over $525 million
Global Fund*	0.50% of the first $50 million;
0.40% of the next $200 million;
0.35% of the next $250 million;
0.30% of the next $250 million;
0.28% of the next $50 million; and
0.25% of any excess over $800 million

*	Prior to June 1, 2013, the subadvisory fees were as follows:

Capital Appreciation Fund	0.42% of the first $700 million,
0.25% of any excess over $700 million
Global Fund	0.50% of the first $750 million,
0.28% of the next $50 million,
0.25% of any excess over $800 million

MassMutual has entered into investment subadvisory agreements with OFI Institutional Asset Management, Inc. (now known as OFI Global Institutional, Inc. (“OFI Global Institutional”)), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion; and
0.30% of any excess over $1 billion
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund*	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million

*	Prior to June 1, 2013, the subadvisory fees were as follows:

International Equity Fund	0.50% of the first $250 million;
0.475% of the next $250 million;
0.425% of the next $500 million;
0.40% of the next $500 million; and
0.375% of any excess over $1.5 billion

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class Z	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	None	0.0766%	0.1766%	None	0.3266%	None
Short-Duration Bond Fund	0.0700%	0.2589%	0.3089%	0.3889%	0.3889%	0.4389%
Inflation-Protected and Income Fund*	0.0500%	0.1608%	0.2608%	0.3108%	0.3108%	0.3608%
Core Bond Fund	0.0600%	0.2651%	0.3151%	0.3851%	0.3851%	0.4551%
Diversified Bond Fund*	0.0700%	0.1460%	0.2460%	0.3460%	0.3860%	None
High Yield Fund	0.0400%	0.2443%	0.2943%	0.4443%	0.4443%	0.4943%
International Bond Fund	None	0.0500%	0.1500%	0.3000%	0.3000%	None
Balanced Fund	None	0.0868%	0.2468%	0.3968%	0.3968%	None
Value Fund	None	0.0658%	0.1658%	0.2758%	0.3158%	0.3758%
Disciplined Value Fund	None	0.0285%	0.1185%	0.2585%	0.2585%	0.3085%
Main Street Fund	None	0.1100%	0.1600%	0.3100%	0.3100%	0.3600%
Capital Appreciation Fund	None	0.1000%	0.1500%	0.3000%	0.3000%	0.3500%
Disciplined Growth Fund	None	0.0244%	0.1144%	0.2544%	0.2544%	None
Small Cap Opportunities Fund	None	0.0971%	0.1971%	0.2971%	0.2971%	None
Global Fund	None	0.1800%	0.2100%	0.3600%	0.3600%	0.4100%
International Equity Fund	None	0.1392%	0.1692%	0.3192%	0.3192%	None
Focused International Fund	0.0600%	0.1500%	0.2500%	0.4000%	0.4000%	0.5500%
Strategic Emerging Markets Fund	0.0400%	0.2000%	0.3000%	0.4500%	0.4500%	None

*	Prior to June 1, 2013, the administrative fees per share class were as follows:

	Class Z	Class S	Class Y	Class L	Class A	Class N
Inflation-Protected and Income Fund	0.0500%	0.1608%	0.2608%	0.4108%	0.3108%	0.3608%
Diversified Bond Fund	0.0700%	0.3360%	0.3860%	0.3960%	0.3860%	None

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class Z	Class S	Class Y	Class L	Class A	Class N
International Bond Fund*	None	0.75%	0.80%	0.95%	1.20%	None
Main Street Fund*	None	0.71%	0.76%	0.91%	1.16%	1.46%
Capital Appreciation Fund*	None	0.71%	0.82%	0.97%	1.09%	1.46%
Small Cap Opportunities Fund**	None	0.69%	0.79%	0.89%	1.14%	None
Global Fund*	None	0.89%	1.03%	1.14%	1.43%	1.52%
Strategic Emerging Markets Fund*	0.99%	1.15%	1.25%	1.40%	1.65%	None

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through February 2, 2014.
**	Expense caps in effect through May 31, 2013.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

MassMutual has agreed to waive, through February 2, 2014, 0.14% of the management fee for each class of the Short-Duration Bond Fund, 0.13% of the management fee for each class of the Inflation-Protected and Income Fund, 0.18% of the management fee for each class of the Core Bond Fund, 0.17% of the management fee for each class of the Diversified Bond Fund, 0.10% of the management fee for each class of the High Yield Fund, 0.10% of the management fee for each class of the Focused International Fund, and 0.15% of the management fee for each class of the Strategic Emerging Markets Fund based upon each class’s average daily net assets. MassMutual had agreed to waive, through May 31, 2013, 0.05% of the management fee for each class of the Disciplined Value Fund, and 0.05% of the management fee for each class of the Disciplined Growth Fund based upon each class’s average daily net assets.

MassMutual has agreed to waive, through February 2, 2014, 0.22% of the administration fees for Class A of the Money Market Fund. MassMutual had agreed to waive, through May 31, 2013, 0.02% of the administration fees for Classes S, Y, L, and A of the Balanced Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2013:

Total % of Ownership by Related Party
Money Market Fund	69.7%
Short-Duration Bond Fund	88.6%
Inflation-Protected and Income Fund	91.3%
Core Bond Fund	90.2%
Diversified Bond Fund	69.2%
High Yield Fund	87.5%
International Bond Fund	99.9%
Balanced Fund	84.2%
Value Fund	96.4%
Disciplined Value Fund	86.8%
Main Street Fund	97.1%
Capital Appreciation Fund	97.1%
Disciplined Growth Fund	85.3%
Small Cap Opportunities Fund	92.7%
Global Fund	93.4%
International Equity Fund	94.0%
Focused International Fund	38.0%
Strategic Emerging Markets Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$355,097,278	$186,136,538	$375,160,655	$112,656,284
Inflation-Protected and Income Fund	135,751,710	114,054,061	158,129,939	88,558,378
Core Bond Fund	6,679,291,042	448,296,005	6,924,942,677	403,694,925
Diversified Bond Fund	415,388,599	24,147,281	425,731,625	38,782,850
High Yield Fund	-	237,764,106	-	245,021,556
International Bond Fund	-	52,794,691	-	56,069,968
Balanced Fund	200,360,638	133,570,197	199,922,423	117,126,584
Value Fund	-	200,098,215	-	253,864,495
Disciplined Value Fund	-	460,176,530	-	486,900,395
Main Street Fund	-	73,117,382	-	87,825,136
Capital Appreciation Fund	-	186,290,389	-	248,594,174
Disciplined Growth Fund	-	455,143,450	-	484,533,188
Small Cap Opportunities Fund	-	133,604,428	-	143,235,905
Global Fund	-	105,485,023	-	144,839,458
International Equity Fund	-	284,001,196	-	326,669,190
Focused International Fund	-	76,241,171	-	110,344,557
Strategic Emerging Markets Fund	-	96,687,889	-	111,172,845

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Money Market Fund Class S
Sold	340,068,101	$340,068,101	378,764,507	$378,764,507	299,380,590	$299,380,590
Issued as reinvestment of dividends	25,200	25,200	8,502	8,502	5,031	5,031
Redeemed	(350,911,262)	(350,911,262)	(405,632,335)	(405,632,335)	(330,966,465)	(330,966,465)

Net increase (decrease)	(10,817,961)	$(10,817,961)	(26,859,326)	$(26,859,326)	(31,580,844)	$(31,580,844)

Money Market Fund Class Y
Sold	448,610,233	$448,610,233	266,368,558	$266,368,558	305,430,395	$305,430,395
Issued as reinvestment of dividends	14,760	14,760	8,188	8,188	5,000	5,000
Redeemed	(454,406,325)	(454,406,325)	(391,133,464)	(391,133,464)	(266,530,157)	(266,530,157)

Net increase (decrease)	(5,781,332)	$(5,781,332)	(124,756,718)	$(124,756,718)	38,905,238	$38,905,238

Money Market Fund Class A
Sold	553,502,060	$553,502,060	528,367,318	$528,367,318	450,389,020	$450,389,020
Issued as reinvestment of dividends	22,798	22,798	8,847	8,847	5,714	5,714
Redeemed	(541,220,105)	(541,220,105)	(583,257,444)	(583,257,444)	(451,347,328)	(451,347,328)

Net increase (decrease)	12,304,753	$12,304,753	(54,881,279)	$(54,881,279)	(952,594)	$(952,594)

Short-Duration Bond Fund Class Z*
Sold	10,344,692	$109,286,274	3,400,604	$36,162,666	15,293,057	$165,101,559
Issued as reinvestment of dividends	440,033	4,602,743	529,773	5,541,427	0 ++	3
Redeemed	(5,508,514)	(58,247,802)	(4,059,431)	(43,189,426)	(2,648,802)	(28,650,611)

Net increase (decrease)	5,276,211	$55,641,215	(129,054)	$(1,485,333)	12,644,255	$136,450,951

Short-Duration Bond Fund Class S
Sold	7,881,845	$83,327,185	3,584,993	$38,299,086	7,614,010	$81,913,050
Issued as reinvestment of dividends	463,375	4,860,798	531,744	5,577,996	540,241	5,694,136
Redeemed	(4,441,304)	(47,086,559)	(3,752,545)	(40,074,757)	(11,224,683)	(120,955,184)

Net increase (decrease)	3,903,916	$41,101,424	364,192	$3,802,325	(3,070,432)	$(33,347,998)

Short-Duration Bond Fund Class Y
Sold	3,292,794	$34,705,844	2,699,198	$28,521,125	4,505,124	$47,953,738
Issued as reinvestment of dividends	211,402	2,207,036	260,122	2,713,077	132,418	1,387,737
Redeemed	(3,751,518)	(39,715,362)	(2,436,209)	(25,878,153)	(3,130,690)	(33,697,563)

Net increase (decrease)	(247,322)	$(2,802,482)	523,111	$5,356,049	1,506,852	$15,643,912

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class L
Sold	1,960,110	$20,556,332	890,605	$9,407,738	3,879,334	$41,221,923
Issued as reinvestment of dividends	111,611	1,161,866	141,113	1,468,992	339,325	3,535,767
Redeemed	(895,677)	(9,391,862)	(1,707,602)	(18,084,324)	(11,690,221)	(124,597,491)

Net increase (decrease)	1,176,044	$12,326,336	(675,884)	$(7,207,594)	(7,471,562)	$(79,839,801)

Short-Duration Bond Fund Class A
Sold	1,877,073	$19,630,447	2,022,817	$21,254,984	1,312,431	$13,860,401
Issued as reinvestment of dividends	205,582	2,127,773	231,759	2,401,025	190,028	1,978,197
Redeemed	(1,599,526)	(16,671,350)	(2,067,742)	(21,690,754)	(4,121,514)	(43,852,033)

Net increase (decrease)	483,129	$5,086,870	186,834	$1,965,255	(2,619,055)	$(28,013,435)

Short-Duration Bond Fund Class N
Sold	38,675	$404,037	25,677	$270,572	71,039	$743,329
Issued as reinvestment of dividends	1,130	11,757	28,141	289,006	16,844	173,995
Redeemed	(9,815)	(102,569)	(797,480)	(8,278,487)	(4,416)	(46,617)

Net increase (decrease)	29,990	$313,225	(743,662)	$(7,718,909)	83,467	$870,707

Inflation-Protected and Income Fund Class Z**
Sold	5,141,729	$59,545,445	5,320,737	$63,726,842	10,087,639	$112,767,761
Issued as reinvestment of dividends	477,170	5,625,838	479,461	5,552,157	-	-
Redeemed	(5,335,045)	(61,297,340)	(4,148,236)	(49,026,685)	(1,550,962)	(17,940,867)

Net increase (decrease)	283,854	$3,873,943	1,651,962	$20,252,314	8,536,677	$94,826,894

Inflation-Protected and Income Fund Class S
Sold	1,327,570	$15,501,902	1,736,949	$20,565,866	6,190,581	$68,710,907
Issued as reinvestment of dividends	262,759	3,097,926	231,665	2,682,692	264,235	2,787,672
Redeemed	(2,662,808)	(30,302,976)	(3,285,711)	(39,158,913)	(7,156,248)	(79,847,892)

Net increase (decrease)	(1,072,479)	$(11,703,148)	(1,317,097)	$(15,910,355)	(701,432)	$(8,349,313)

Inflation-Protected and Income Fund Class Y
Sold	2,678,604	$31,417,945	2,550,292	$30,266,681	1,499,718	$16,794,836
Issued as reinvestment of dividends	312,003	3,669,152	285,490	3,300,262	275,542	2,901,460
Redeemed	(3,318,590)	(39,005,153)	(1,750,840)	(20,929,529)	(3,532,241)	(39,316,900)

Net increase (decrease)	(327,983)	$(3,918,056)	1,084,942	$12,637,414	(1,756,981)	$(19,620,604)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Class L
Sold	412,663	$4,836,561	616,239	$7,425,693	2,514,060	$27,194,117
Issued as reinvestment of dividends	32,862	390,402	15,989	186,582	103,406	1,087,830
Redeemed	(295,036)	(3,431,867)	(393,875)	(4,740,567)	(5,660,763)	(62,764,347)

Net increase (decrease)	150,489	$1,795,096	238,353	$2,871,708	(3,043,297)	$(34,482,400)

Inflation-Protected and Income Fund Class A
Sold	715,655	$8,256,557	797,681	$9,349,632	618,554	$6,820,429
Issued as reinvestment of dividends	110,396	1,282,801	133,843	1,527,145	98,103	1,021,254
Redeemed	(1,407,791)	(16,114,746)	(891,528)	(10,450,850)	(793,280)	(8,709,732)

Net increase (decrease)	(581,740)	$(6,575,388)	39,996	$425,927	(76,623)	$(868,049)

Inflation-Protected and Income Fund Class N
Sold	65,345	$745,548	64,572	$757,078	30,188	$334,967
Issued as reinvestment of dividends	3,731	43,503	1,912	21,952	712	7,471
Redeemed	(35,158)	(399,833)	(26,999)	(315,501)	(8,777)	(98,287)

Net increase (decrease)	33,918	$389,218	39,485	$463,529	22,123	$244,151

Core Bond Fund Class Z*
Sold	11,818,817	$135,205,202	21,650,949	$251,954,916	30,741,396	$350,182,504
Issued as reinvestment of dividends	1,904,797	21,695,637	1,681,502	18,916,901	1	6
Redeemed	(14,303,720)	(164,375,500)	(6,780,931)	(78,502,846)	(3,647,305)	(41,904,115)

Net increase (decrease)	(580,106)	$(7,474,661)	16,551,520	$192,368,971	27,094,092	$308,278,395

Core Bond Fund Class S
Sold	5,769,887	$67,332,514	7,382,769	$85,345,334	20,866,361	$237,808,654
Issued as reinvestment of dividends	2,814,108	32,108,967	2,706,628	30,530,764	4,208,779	45,917,783
Redeemed	(24,078,587)	(274,626,851)	(17,398,238)	(202,203,130)	(23,250,584)	(263,177,625)

Net increase (decrease)	(15,494,592)	$(175,185,370)	(7,308,841)	$(86,327,032)	1,824,556	$20,548,812

Core Bond Fund Class Y
Sold	2,333,728	$26,700,679	4,186,812	$47,906,773	3,829,359	$43,182,844
Issued as reinvestment of dividends	628,846	7,137,405	561,703	6,307,924	836,786	9,095,861
Redeemed	(3,926,756)	(44,719,578)	(4,248,119)	(48,756,926)	(5,007,987)	(56,205,746)

Net increase (decrease)	(964,182)	$(10,881,494)	500,396	$5,457,771	(341,842)	$(3,927,041)

Core Bond Fund Class L
Sold	1,282,742	$14,641,530	2,039,755	$23,412,466	8,987,754	$100,721,220
Issued as reinvestment of dividends	344,824	3,896,508	330,413	3,690,716	1,135,563	12,264,078
Redeemed	(2,163,061)	(24,429,654)	(2,536,927)	(29,135,737)	(20,771,340)	(232,838,167)

Net increase (decrease)	(535,495)	$(5,891,616)	(166,759)	$(2,032,555)	(10,648,023)	$(119,852,869)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Core Bond Fund Class A
Sold	2,161,957	$24,608,105	2,164,689	$24,595,967	2,947,680	$32,844,058
Issued as reinvestment of dividends	700,102	7,848,149	724,815	8,038,203	1,057,656	11,359,226
Redeemed	(3,032,471)	(33,984,478)	(3,986,702)	(45,013,073)	(4,150,033)	(46,126,032)

Net increase (decrease)	(170,412)	$(1,528,224)	(1,097,198)	$(12,378,903)	(144,697)	$(1,922,748)

Core Bond Fund Class N
Sold	49,865	$584,278	53,986	$617,345	30,989	$350,981
Issued as reinvestment of dividends	6,429	73,225	3,218	36,332	4,564	49,889
Redeemed	(32,067)	(363,669)	(13,164)	(151,991)	(33,053)	(371,074)

Net increase (decrease)	24,227	$293,834	44,040	$501,686	2,500	$29,796

Diversified Bond Fund Class Z*
Sold	-	$-	-	$-	6,303,033	$68,451,860
Issued as reinvestment of dividends	1	8	1	7	1	5
Redeemed	-	-	-	-	(6,303,025)	(69,153,941)

Net increase (decrease)	1	$8	1	$7	9	$(702,076)

Diversified Bond Fund Class S
Sold	654,627	$6,556,096	1,053,125	$10,748,259	662,006	$7,103,329
Issued as reinvestment of dividends	250,639	2,493,857	355,764	3,522,064	232,436	2,415,008
Redeemed	(806,510)	(8,165,250)	(557,513)	(5,754,967)	(2,860,158)	(30,770,801)

Net increase (decrease)	98,756	$884,703	851,376	$8,515,356	(1,965,716)	$(21,252,464)

Diversified Bond Fund Class Y
Sold	248,537	$2,523,968	571,857	$5,820,290	375,541	$4,081,617
Issued as reinvestment of dividends	64,209	645,940	409,736	4,060,482	157,184	1,636,287
Redeemed	(2,572,987)	(27,276,855)	(920,455)	(9,385,514)	(386,765)	(4,150,809)

Net increase (decrease)	(2,260,241)	$(24,106,947)	61,138	$495,258	145,960	$1,567,095

Diversified Bond Fund Class L
Sold	669,773	$6,734,881	330,150	$3,468,128	1,167,724	$12,516,970
Issued as reinvestment of dividends	68,470	688,123	117,927	1,178,091	471,807	4,887,921
Redeemed	(364,104)	(3,670,197)	(500,214)	(5,117,754)	(10,000,277)	(107,880,043)

Net increase (decrease)	374,139	$3,752,807	(52,137)	$(471,535)	(8,360,746)	$(90,475,152)

Diversified Bond Fund Class A
Sold	455,717	$4,620,290	553,991	$5,760,011	636,914	$6,908,203
Issued as reinvestment of dividends	225,217	2,256,672	413,085	4,114,329	204,757	2,137,661
Redeemed	(1,026,749)	(10,446,677)	(798,005)	(8,262,799)	(1,831,159)	(19,934,818)

Net increase (decrease)	(345,815)	$(3,569,715)	169,071	$1,611,541	(989,488)	$(10,888,954)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Diversified Bond Fund Class N***
Sold	-	$-	-	$-	405	$4,397
Issued as reinvestment of dividends	9	95	10	105	473	4,970
Redeemed	(157)	(1,672)	-	-	(17,434)	(184,113)

Net increase (decrease)	(148)	$(1,577)	10	$105	(16,556)	$(174,746)

High Yield Fund Class Z**
Sold	4,099,190	$40,659,215	5,953,976	$55,063,722	9,117,001	$81,836,139
Issued as reinvestment of dividends	815,997	7,686,693	733,492	6,322,701	-	-
Redeemed	(5,421,214)	(53,479,615)	(4,736,355)	(43,251,727)	(683,825)	(6,187,997)

Net increase (decrease)	(506,027)	$(5,133,707)	1,951,113	$18,134,696	8,433,176	$75,648,142

High Yield Fund Class S
Sold	1,531,423	$15,283,811	1,499,216	$13,359,558	1,799,059	$16,454,914
Issued as reinvestment of dividends	169,094	1,599,632	93,289	806,955	570,802	4,926,019
Redeemed	(913,468)	(8,974,171)	(3,404,456)	(31,045,375)	(4,327,811)	(39,646,017)

Net increase (decrease)	787,049	$7,909,272	(1,811,951)	$(16,878,862)	(1,957,950)	$(18,265,084)

High Yield Fund Class Y
Sold	1,024,207	$10,168,389	1,110,472	$10,173,773	1,128,685	$10,285,710
Issued as reinvestment of dividends	422,942	4,001,029	365,618	3,162,596	550,354	4,771,568
Redeemed	(1,471,258)	(14,478,342)	(1,641,916)	(15,070,060)	(1,492,651)	(13,690,339)

Net increase (decrease)	(24,109)	$(308,924)	(165,826)	$(1,733,691)	186,388	$1,366,939

High Yield Fund Class L
Sold	686,251	$6,766,114	505,536	$4,710,704	1,483,305	$13,626,930
Issued as reinvestment of dividends	70,872	664,781	34,517	296,498	54,947	473,093
Redeemed	(241,092)	(2,361,660)	(171,169)	(1,521,168)	(1,554,100)	(14,120,771)

Net increase (decrease)	516,031	$5,069,235	368,884	$3,486,034	(15,848)	$(20,748)

High Yield Fund Class A
Sold	597,004	$5,846,469	1,577,476	$13,840,667	690,950	$6,241,730
Issued as reinvestment of dividends	266,419	2,491,023	210,307	1,798,127	395,798	3,391,988
Redeemed	(1,995,839)	(19,200,858)	(941,352)	(8,553,190)	(1,851,023)	(16,715,067)

Net increase (decrease)	(1,132,416)	$(10,863,366)	846,431	$7,085,604	(764,275)	$(7,081,349)

High Yield Fund Class N
Sold	23,457	$232,977	46,557	$425,680	10,792	$97,466
Issued as reinvestment of dividends	3,489	33,142	2,114	18,352	6,080	52,842
Redeemed	(8,539)	(84,042)	(31,565)	(292,416)	(47,509)	(431,806)

Net increase (decrease)	18,407	$182,077	17,106	$151,616	(30,637)	$(281,498)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
International Bond Fund Class S
Sold	2,295,038	$23,875,258	2,066,556	$21,324,818	3,632,132	$38,033,883
Issued as reinvestment of dividends	85,169	875,538	166,775	1,672,757	132,292	1,288,526
Redeemed	(2,668,730)	(26,290,375)	(2,125,247)	(21,718,473)	(1,205,080)	(12,747,702)

Net increase (decrease)	(288,523)	$(1,539,579)	108,084	$1,279,102	2,559,344	$26,574,707

International Bond Fund Class Y
Sold	5,475	$55,780	28,057	$286,518	-	$-
Issued as reinvestment of dividends	565	5,804	351	3,520	563	5,478
Redeemed	(33,954)	(327,990)	-	-	-	-

Net increase (decrease)	(27,914)	$(266,406)	28,408	$290,038	563	$5,478

International Bond Fund Class L
Sold	3,144	$32,331	3,160	$33,631	2,052,793	$21,226,514
Issued as reinvestment of dividends	169	1,797	-	-	548	5,333
Redeemed	(5,559)	(54,488)	(2)	(16)	(2,052,701)	(21,614,942)

Net increase (decrease)	(2,246)	$(20,360)	3,158	$33,615	640	$(383,095)

International Bond Fund Class A
Sold	18,167	$180,383	51,358	$526,182	57,469	$602,173
Issued as reinvestment of dividends	547	5,604	3,229	32,227	5,366	51,995
Redeemed	(70,511)	(693,616)	(74,704)	(763,774)	(51,919)	(538,695)

Net increase (decrease)	(51,797)	$(507,629)	(20,117)	$(205,365)	10,916	$115,473

Balanced Fund Class S
Sold	657,030	$7,744,560	690,747	$7,390,088	560,807	$5,743,009
Issued as reinvestment of dividends	159,713	1,795,172	201,741	1,993,202	207,964	2,081,718
Redeemed	(1,060,590)	(12,529,707)	(1,444,296)	(15,235,504)	(2,396,920)	(24,641,827)

Net increase (decrease)	(243,847)	$(2,989,975)	(551,808)	$(5,852,214)	(1,628,149)	$(16,817,100)

Balanced Fund Class Y
Sold	392,319	$4,740,924	127,538	$1,450,155	58,154	$616,008
Issued as reinvestment of dividends	10,065	117,156	8,609	87,987	7,218	74,703
Redeemed	(207,006)	(2,516,356)	(33,559)	(373,488)	(46,472)	(491,764)

Net increase (decrease)	195,378	$2,341,724	102,588	$1,164,654	18,900	$198,947

Balanced Fund Class L
Sold	120,709	$1,446,795	234,129	$2,551,800	29,820	$302,811
Issued as reinvestment of dividends	4,497	50,821	816	8,115	5,827	58,152
Redeemed	(118,985)	(1,396,715)	(30,416)	(331,151)	(308,308)	(3,027,425)

Net increase (decrease)	6,221	$100,901	204,529	$2,228,764	(272,661)	$(2,666,462)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Balanced Fund Class A
Sold	2,010,209	$23,201,565	594,826	$6,369,033	237,564	$2,423,188
Issued as reinvestment of dividends	29,503	326,595	21,757	212,131	17,675	174,809
Redeemed	(501,159)	(5,877,114)	(265,622)	(2,829,686)	(254,781)	(2,596,461)

Net increase (decrease)	1,538,553	$17,651,046	350,961	$3,751,478	458	$1,536

Value Fund Class S
Sold	155,136	$2,626,329	262,309	$3,723,758	695,491	$10,212,977
Issued as reinvestment of dividends	135,681	2,084,066	179,620	2,329,663	156,022	2,231,112
Redeemed	(3,291,712)	(54,695,066)	(2,104,005)	(30,041,805)	(2,388,847)	(34,265,383)

Net increase (decrease)	(3,000,895)	$(49,984,671)	(1,662,076)	$(23,988,384)	(1,537,334)	$(21,821,294)

Value Fund Class Y
Sold	972	$16,585	2,631	$36,616	1,527	$22,487
Issued as reinvestment of dividends	128	1,968	172	2,246	134	1,923
Redeemed	(3,463)	(58,019)	(4,682)	(67,510)	(5,816)	(86,732)

Net increase (decrease)	(2,363)	$(39,466)	(1,879)	$(28,648)	(4,155)	$(62,322)

Value Fund Class L
Sold	49,887	$826,140	84,666	$1,210,773	283,983	$4,251,549
Issued as reinvestment of dividends	16,320	251,497	20,849	271,243	19,471	279,210
Redeemed	(442,941)	(7,287,054)	(280,839)	(4,066,458)	(648,642)	(9,424,646)

Net increase (decrease)	(376,734)	$(6,209,417)	(175,324)	$(2,584,442)	(345,188)	$(4,893,887)

Value Fund Class A
Sold	43,736	$734,155	71,383	$1,020,509	103,430	$1,461,492
Issued as reinvestment of dividends	6,519	100,464	7,358	95,730	8,572	122,659
Redeemed	(231,939)	(3,734,142)	(149,207)	(2,134,169)	(394,324)	(5,649,973)

Net increase (decrease)	(181,684)	$(2,899,523)	(70,466)	$(1,017,930)	(282,322)	$(4,065,822)

Value Fund Class N
Sold	37	$610	243	$3,333	658	$9,506
Issued as reinvestment of dividends	4	45	35	459	27	395
Redeemed	(109)	(1,821)	(3,833)	(53,042)	(861)	(12,272)

Net increase (decrease)	(68)	$(1,166)	(3,555)	$(49,250)	(176)	$(2,371)

Disciplined Value Fund Class S
Sold	4,294,025	$53,525,598	1,629,447	$16,967,675	9,666,741	$98,717,862
Issued as reinvestment of dividends	423,047	4,771,965	416,949	3,902,644	265,370	2,603,279
Redeemed	(6,086,646)	(77,716,935)	(3,445,273)	(36,050,218)	(4,426,483)	(44,936,237)

Net increase (decrease)	(1,369,574)	$(19,419,372)	(1,398,877)	$(15,179,899)	5,505,628	$56,384,904

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Disciplined Value Fund Class Y
Sold	930,418	$11,494,855	1,455,872	$15,096,846	974,935	$9,674,110
Issued as reinvestment of dividends	128,057	1,438,085	103,221	960,990	104,272	1,017,694
Redeemed	(1,834,869)	(23,235,497)	(1,074,879)	(10,971,457)	(1,680,660)	(17,312,297)

Net increase (decrease)	(776,394)	$(10,302,557)	484,214	$5,086,379	(601,453)	$(6,620,493)

Disciplined Value Fund Class L
Sold	125,655	$1,579,693	75,188	$812,579	1,490,223	$15,275,665
Issued as reinvestment of dividends	5,164	58,924	-	-	110,947	1,080,621
Redeemed	(43,265)	(560,100)	(34,514)	(365,276)	(8,525,382)	(86,570,216)

Net increase (decrease)	87,554	$1,078,517	40,674	$447,303	(6,924,212)	$(70,213,930)

Disciplined Value Fund Class A
Sold	303,758	$3,812,349	147,821	$1,491,208	182,379	$1,789,999
Issued as reinvestment of dividends	15,535	173,369	14,136	130,901	13,640	132,449
Redeemed	(286,531)	(3,546,744)	(240,811)	(2,489,579)	(280,903)	(2,768,051)

Net increase (decrease)	32,762	$438,974	(78,854)	$(867,470)	(84,884)	$(845,603)

Disciplined Value Fund Class N
Sold	177	$2,254	642	$7,014	1,163	$11,541
Issued as reinvestment of dividends	35	394	33	311	112	1,095
Redeemed	(101)	(1,305)	(2,519)	(25,385)	(8,202)	(85,914)

Net increase (decrease)	111	$1,343	(1,844)	$(18,060)	(6,927)	$(73,278)

Main Street Fund Class S
Sold	472,554	$5,134,034	585,083	$5,568,235	730,747	$6,354,165
Issued as reinvestment of dividends	147,888	1,502,544	106,551	901,422	127,157	1,118,985
Redeemed	(1,513,969)	(16,504,656)	(1,714,936)	(16,311,886)	(2,841,397)	(25,081,646)

Net increase (decrease)	(893,527)	$(9,868,078)	(1,023,302)	$(9,842,229)	(1,983,493)	$(17,608,496)

Main Street Fund Class Y
Sold	59,924	$677,936	477,392	$4,798,826	51,632	$473,478
Issued as reinvestment of dividends	5,700	58,713	-	-	2,127	18,824
Redeemed	(104,830)	(1,133,887)	(8,581)	(87,243)	(292,946)	(2,525,235)

Net increase (decrease)	(39,206)	$(397,238)	468,811	$4,711,583	(239,187)	$(2,032,933)

Main Street Fund Class L
Sold	269,133	$3,045,108	244,276	$2,320,742	348,628	$3,093,575
Issued as reinvestment of dividends	31,824	323,331	27,328	230,920	36,677	322,753
Redeemed	(719,144)	(7,680,258)	(1,676,291)	(16,112,520)	(1,250,346)	(11,119,454)

Net increase (decrease)	(418,187)	$(4,311,819)	(1,404,687)	$(13,560,858)	(865,041)	$(7,703,126)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Main Street Fund Class A
Sold	274,645	$2,986,136	456,107	$4,377,900	199,426	$1,719,009
Issued as reinvestment of dividends	10,606	107,123	2,832	23,819	4,959	43,337
Redeemed	(329,825)	(3,547,641)	(223,810)	(2,077,660)	(366,502)	(3,173,123)

Net increase (decrease)	(44,574)	$(454,382)	235,129	$2,324,059	(162,117)	$(1,410,777)

Main Street Fund Class N
Sold	769	$8,346	1,425	$13,124	16,242	$129,572
Issued as reinvestment of dividends	28	280	48	407	34	301
Redeemed	(4,217)	(45,899)	(30,020)	(279,299)	(10,534)	(94,160)

Net increase (decrease)	(3,420)	$(37,273)	(28,547)	$(265,768)	5,742	$35,713

Capital Appreciation Fund Class S
Sold	535,876	$6,750,397	549,203	$6,245,890	654,600	$6,994,374
Issued as reinvestment of dividends	180,741	2,132,742	185,422	1,870,912	147,912	1,569,344
Redeemed	(2,816,651)	(35,604,710)	(7,057,979)	(80,367,728)	(20,938,758)	(221,295,228)

Net increase (decrease)	(2,100,034)	$(26,721,571)	(6,323,354)	$(72,250,926)	(20,136,246)	$(212,731,510)

Capital Appreciation Fund Class Y
Sold	830,774	$10,828,243	471,432	$5,564,059	49,459	$530,030
Issued as reinvestment of dividends	6,336	74,639	776	7,821	2,475	26,161
Redeemed	(81,682)	(1,044,500)	(31,093)	(359,932)	(771,960)	(8,497,039)

Net increase (decrease)	755,428	$9,858,382	441,115	$5,211,948	(720,026)	$(7,940,848)

Capital Appreciation Fund Class L
Sold	149,178	$1,861,029	169,148	$1,911,430	496,249	$5,274,959
Issued as reinvestment of dividends	14,244	166,936	11,170	111,929	5,883	61,944
Redeemed	(1,628,207)	(20,642,831)	(597,905)	(6,868,585)	(2,301,421)	(24,579,579)

Net increase (decrease)	(1,464,785)	$(18,614,866)	(417,587)	$(4,845,226)	(1,799,289)	$(19,242,676)

Capital Appreciation Fund Class A
Sold	251,186	$3,119,369	496,986	$5,539,207	291,897	$3,084,606
Issued as reinvestment of dividends	35,651	417,474	29,025	290,256	760	7,982
Redeemed	(2,220,646)	(27,372,951)	(3,695,716)	(41,699,012)	(5,317,553)	(56,823,565)

Net increase (decrease)	(1,933,809)	$(23,836,108)	(3,169,705)	$(35,869,549)	(5,024,896)	$(53,730,977)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Capital Appreciation Fund Class N
Sold	7,211	$83,058	2,994	$32,829	5,540	$57,650
Issued as reinvestment of dividends	123	1,399	-	-	-	-
Redeemed	(25,614)	(315,488)	(5,038)	(52,443)	(21,411)	(230,631)

Net increase (decrease)	(18,280)	$(231,031)	(2,044)	$(19,614)	(15,871)	$(172,981)

Disciplined Growth Fund Class S
Sold	3,313,710	$39,569,475	3,948,289	$41,336,729	11,933,147	$114,686,312
Issued as reinvestment of dividends	332,049	3,632,613	205,568	1,885,057	90,333	846,424
Redeemed	(6,733,019)	(81,013,841)	(3,504,514)	(36,753,832)	(2,272,241)	(21,841,556)

Net increase (decrease)	(3,087,260)	$(37,811,753)	649,343	$6,467,954	9,751,239	$93,691,180

Disciplined Growth Fund Class Y
Sold	698,501	$8,596,184	883,755	$8,970,417	1,011,517	$9,777,643
Issued as reinvestment of dividends	89,360	979,387	52,414	481,683	47,537	446,373
Redeemed	(1,097,602)	(13,424,061)	(871,267)	(8,775,997)	(951,326)	(9,028,185)

Net increase (decrease)	(309,741)	$(3,848,490)	64,902	$676,103	107,728	$1,195,831

Disciplined Growth Fund Class L
Sold	870,580	$10,534,106	734,177	$7,851,989	2,249,476	$21,858,127
Issued as reinvestment of dividends	13,970	154,091	-	-	64,988	608,941
Redeemed	(143,142)	(1,695,592)	(23,951)	(260,024)	(9,901,986)	(94,906,106)

Net increase (decrease)	741,408	$8,992,605	710,226	$7,591,965	(7,587,522)	$(72,439,038)

Disciplined Growth Fund Class A
Sold	568,630	$6,802,771	805,387	$8,355,450	287,399	$2,763,660
Issued as reinvestment of dividends	21,856	238,006	4,322	39,504	3,614	33,756
Redeemed	(434,829)	(5,246,806)	(172,979)	(1,777,735)	(137,513)	(1,299,467)

Net increase (decrease)	155,657	$1,793,971	636,730	$6,617,219	153,500	$1,497,949

Small Cap Opportunities Fund Class S
Sold	710,699	$9,125,094	6,385,210	$60,964,921	604,510	$6,012,611
Issued as reinvestment of dividends	68,419	771,082	94,434	872,574	100,115	987,135
Redemptions in-kind	-	-	(5,362,903)	(51,430,244)	-	-
Redeemed	(1,378,627)	(17,109,982)	(7,070,698)	(68,273,900)	(2,770,151)	(27,884,620)

Net increase (decrease)	(599,509)	$(7,213,806)	(5,953,957)	$(57,866,649)	(2,065,526)	$(20,884,874)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Class Y
Sold	26,529	$339,542	195,531	$2,084,740	33,816	$339,116
Issued as reinvestment of dividends	3,162	35,673	724	6,689	1,170	11,538
Redeemed	(152,688)	(1,943,348)	(99,205)	(959,355)	(20,981)	(205,435)

Net increase (decrease)	(122,997)	$(1,568,133)	97,050	$1,132,074	14,005	$145,219

Small Cap Opportunities Fund Class L
Sold	200,026	$2,577,134	598,756	$6,165,786	39,130	$391,440
Issued as reinvestment of dividends	5,919	66,410	1,471	13,546	851	8,366
Redeemed	(95,174)	(1,174,794)	(320,772)	(3,376,353)	(367,823)	(3,384,746)

Net increase (decrease)	110,771	$1,468,750	279,455	$2,802,979	(327,842)	$(2,984,940)

Small Cap Opportunities Fund Class A
Sold	918,981	$11,741,244	1,178,112	$12,058,988	713,009	$7,099,523
Issued as reinvestment of dividends	39,059	432,774	14,752	133,946	22,072	213,659
Redeemed	(1,096,854)	(13,568,877)	(1,839,473)	(19,091,327)	(2,323,827)	(22,311,950)

Net increase (decrease)	(138,814)	$(1,394,859)	(646,609)	$(6,898,393)	(1,588,746)	$(14,998,768)

Global Fund Class S
Sold	856,491	$10,824,510	513,894	$5,481,574	1,153,770	$12,891,475
Issued as reinvestment of dividends	219,353	2,614,685	298,496	2,838,694	309,972	3,378,699
Redeemed	(3,284,672)	(41,863,484)	(2,565,548)	(26,847,033)	(2,809,940)	(31,111,199)

Net increase (decrease)	(2,208,828)	$(28,424,289)	(1,753,158)	$(18,526,765)	(1,346,198)	$(14,841,025)

Global Fund Class Y
Sold	131,410	$1,631,727	176,286	$1,938,939	437,715	$4,831,883
Issued as reinvestment of dividends	7,221	85,643	8,998	85,125	11,433	123,930
Redeemed	(187,448)	(2,286,070)	(188,406)	(1,980,674)	(415,381)	(4,510,348)

Net increase (decrease)	(48,817)	$(568,700)	(3,122)	$43,390	33,767	$445,465

Global Fund Class L
Sold	682,886	$8,594,074	1,278,543	$13,353,647	1,196,943	$13,156,000
Issued as reinvestment of dividends	101,607	1,211,149	139,006	1,321,950	150,703	1,642,661
Redeemed	(1,370,240)	(17,168,259)	(2,819,823)	(29,778,263)	(2,533,464)	(28,095,811)

Net increase (decrease)	(585,747)	$(7,363,036)	(1,402,274)	$(15,102,666)	(1,185,818)	$(13,297,150)

Global Fund Class A
Sold	589,178	$7,523,605	762,398	$7,965,071	575,648	$6,327,533
Issued as reinvestment of dividends	27,915	330,240	33,139	312,829	42,210	456,286
Redeemed	(847,310)	(10,438,132)	(654,886)	(6,817,090)	(992,661)	(10,833,618)

Net increase (decrease)	(230,217)	$(2,584,287)	140,651	$1,460,810	(374,803)	$(4,049,799)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Global Fund Class N
Sold	15,980	$201,012	20,303	$213,754	21,547	$238,221
Issued as reinvestment of dividends	652	7,743	721	6,835	666	7,240
Redeemed	(11,349)	(143,759)	(16,301)	(165,781)	(15,490)	(172,094)

Net increase (decrease)	5,283	$64,996	4,723	$54,808	6,723	$73,367

International Equity Fund Class S
Sold	2,339,965	$33,545,806	3,135,232	$38,949,609	4,625,608	$68,037,040
Issued as reinvestment of dividends	1,347,821	18,101,237	4,024,053	44,626,752	414,147	5,860,173
Redeemed	(5,781,155)	(82,302,791)	(16,831,960)	(214,200,945)	(7,218,356)	(103,620,186)

Net increase (decrease)	(2,093,369)	$(30,655,748)	(9,672,675)	$(130,624,584)	(2,178,601)	$(29,722,973)

International Equity Fund Class Y
Sold	363,884	$5,359,349	571,676	$7,256,719	622,783	$9,215,301
Issued as reinvestment of dividends	75,902	1,017,844	207,499	2,299,092	9,638	136,382
Redeemed	(465,336)	(6,415,024)	(512,520)	(6,563,235)	(372,255)	(5,388,587)

Net increase (decrease)	(25,550)	$(37,831)	266,655	$2,992,576	260,166	$3,963,096

International Equity Fund Class L
Sold	210,934	$2,947,496	466,992	$5,780,066	517,038	$7,572,679
Issued as reinvestment of dividends	53,333	712,533	128,082	1,414,029	29,377	412,749
Redeemed	(281,602)	(3,938,060)	(331,255)	(4,120,199)	(3,341,708)	(49,400,655)

Net increase (decrease)	(17,335)	$(278,031)	263,819	$3,073,896	(2,795,293)	$(41,415,227)

International Equity Fund Class A
Sold	451,269	$6,308,625	528,657	$6,390,187	712,101	$10,106,735
Issued as reinvestment of dividends	152,651	1,999,729	504,237	5,460,879	23,480	325,667
Redeemed	(580,651)	(8,051,811)	(904,842)	(11,043,167)	(949,431)	(13,618,277)

Net increase (decrease)	23,269	$256,543	128,052	$807,899	(213,850)	$(3,185,875)

Focused International Fund Class Z*
Sold	3,491,643	$41,600,175	4,988,383	$57,895,990	2,580,191	$30,807,436
Issued as reinvestment of dividends	91,770	1,063,618	20,370	206,554	0 ++	2
Redeemed	(2,555,264)	(30,303,513)	(951,456)	(10,583,612)	(453,565)	(5,340,771)

Net increase (decrease)	1,028,149	$12,360,280	4,057,297	$47,518,932	2,126,626	$25,466,667

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Focused International Fund Class S
Sold	75,040	$909,106	662,761	$7,017,038	2,354,882	$27,564,874
Issued as reinvestment of dividends	44,260	513,418	20,263	205,670	34,343	395,980
Redeemed	(2,610,711)	(31,174,320)	(320,339)	(3,599,778)	(1,756,942)	(21,059,688)

Net increase (decrease)	(2,491,411)	$(29,751,796)	362,685	$3,622,930	632,283	$6,901,166

Focused International Fund Class Y
Sold	136,384	$1,608,319	106,142	$1,179,272	118,018	$1,395,954
Issued as reinvestment of dividends	8,642	100,077	5,070	51,354	12,176	140,147
Redeemed	(629,132)	(7,493,949)	(99,575)	(1,096,886)	(112,804)	(1,327,835)

Net increase (decrease)	(484,106)	$(5,785,553)	11,637	$133,740	17,390	$208,266

Focused International Fund Class L
Sold	60,429	$723,488	164,156	$1,802,420	451,603	$5,356,753
Issued as reinvestment of dividends	7,689	89,498	330	3,363	27,357	315,154
Redeemed	(374,002)	(4,430,334)	(80,070)	(893,354)	(1,658,899)	(19,453,248)

Net increase (decrease)	(305,884)	$(3,617,348)	84,416	$912,429	(1,179,939)	$(13,781,341)

Focused International Fund Class A
Sold	141,831	$1,679,782	190,954	$2,106,138	238,306	$2,772,640
Issued as reinvestment of dividends	16,529	191,242	2,989	30,244	36,776	422,195
Redeemed	(909,818)	(10,690,152)	(474,432)	(5,143,179)	(1,113,936)	(12,868,464)

Net increase (decrease)	(751,458)	$(8,819,128)	(280,489)	$(3,006,797)	(838,854)	$(9,673,629)

Focused International Fund Class N
Sold	24,035	$280,352	21,546	$231,783	16,510	$190,259
Issued as reinvestment of dividends	669	7,648	-	-	907	10,327
Redeemed	(31,632)	(371,149)	(20,645)	(226,574)	(19,017)	(221,246)

Net increase (decrease)	(6,928)	$(83,149)	901	$5,209	(1,600)	$(20,660)

Strategic Emerging Markets Fund Class Z**
Sold	1,495,458	$18,022,037	5,234,160	$65,242,654	7,164,379	$113,582,138
Issued as reinvestment of dividends	86,687	1,094,858	1,727,239	18,498,727	-	-
Redeemed	(2,899,249)	(34,455,909)	(2,345,927)	(27,909,945)	(574,614)	(8,541,888)

Net increase (decrease)	(1,317,104)	$(15,339,014)	4,615,472	$55,831,436	6,589,765	$105,040,250

Notes to Financial Statements (Continued)

	Year Ended September 30, 2013		Period Ended September 30, 2012+		Year Ended October 31, 2011

	Shares	Amount	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Class S
Sold	150,056	$1,794,751	106,587	$1,328,500	1,974,957	$31,807,953
Issued as reinvestment of dividends	3,741	47,848	60,670	658,272	674,021	10,919,140
Redeemed	(62,482)	(709,949)	(3,288,987)	(41,993,220)	(5,071,683)	(81,639,594)

Net increase (decrease)	91,315	$1,132,650	(3,121,730)	$(40,006,448)	(2,422,705)	$(38,912,501)

Strategic Emerging Markets Fund Class Y
Sold	970	$11,334	1,492	$16,140	644	$10,379
Issued as reinvestment of dividends	101	1,277	2,320	24,867	1,123	18,190
Redeemed	(298)	(3,817)	(287)	(3,592)	(3)	(51)

Net increase (decrease)	773	$8,794	3,525	$37,415	1,764	$28,518

Strategic Emerging Markets Fund Class L
Sold	4,766	$57,375	5,247	$64,197	141,727	$2,378,410
Issued as reinvestment of dividends	35	441	5	61	307,445	4,971,384
Redeemed	(1,639)	(19,709)	(61)	(698)	(3,660,402)	(57,545,450)

Net increase (decrease)	3,162	$38,107	5,191	$63,560	(3,211,230)	$(50,195,656)

Strategic Emerging Markets Fund Class A
Sold	7,494	$89,022	33,194	$396,902	5,041	$80,803
Issued as reinvestment of dividends	-	-	4,769	50,981	3,471	55,982
Redeemed	(10,337)	(124,269)	(34,580)	(404,855)	(17,221)	(262,193)

Net increase (decrease)	(2,843)	$(35,247)	3,383	$43,028	(8,709)	$(125,408)

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	Class N shares were eliminated as of February 25, 2013.
+	For the period November 1, 2011 through September 30, 2012.
++	Amount rounds to less than 0.5 share.

Class N shares of the Money Market Fund, International Bond Fund, Balanced Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund were eliminated as of February 22, 2011.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2013, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2013, were waived for any redemptions or exchanges subject to such a charge.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$603,409,751	$7,760,430	$(8,272,033)	$(511,603)
Inflation-Protected and Income Fund	540,936,858	6,420,996	(7,410,384)	(989,388)
Core Bond Fund	1,661,621,116	35,536,398	(24,291,709)	11,244,689
Diversified Bond Fund	109,917,370	2,809,561	(2,889,971)	(80,410)
High Yield Fund	237,989,602	6,781,856	(5,361,852)	1,420,004
International Bond Fund	47,642,910	1,198,150	(2,765,265)	(1,567,115)
Balanced Fund	160,243,019	9,387,704	(1,675,991)	7,711,713
Value Fund	114,216,165	11,703,305	(946,592)	10,756,713
Disciplined Value Fund	298,435,212	26,587,081	(3,269,614)	23,317,467
Main Street Fund	141,260,451	43,456,428	(720,416)	42,736,012
Capital Appreciation Fund	221,420,034	66,305,558	(2,085,041)	64,220,517
Disciplined Growth Fund	288,018,740	28,503,997	(2,190,917)	26,313,080
Small Cap Opportunities Fund	152,417,741	36,067,795	(2,269,667)	33,798,128
Global Fund	311,793,234	136,066,760	(6,477,158)	129,589,602
International Equity Fund	453,607,577	145,995,232	(7,718,760)	138,276,472
Focused International Fund	120,791,260	13,555,985	(3,707,306)	9,848,679
Strategic Emerging Markets Fund	116,797,740	11,056,645	(5,006,257)	6,050,388

Note: The aggregate cost for investments for the Money Market Fund at September 30, 2013, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Money Market Fund	$829,466	$-	$-
Value Fund	-	56,268,278	-
Disciplined Value Fund	-	65,368,812	-
Main Street Fund	-	32,973,953	-
Small Cap Opportunities Fund	-	3,794,999	-
Global Fund	-	2,358,258	949,075
Focused International Fund	487,296	15,014,828	-

Notes to Financial Statements (Continued)

At September 30, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$365,171	$438,860
Diversified Bond Fund	283,674	-
Strategic Emerging Markets Fund	1,418,240	-

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund elected to defer to the fiscal year beginning October 1, 2013, post-October capital losses:

Post-October Loss
Core Bond Fund	$(10,094,371)
Focused International Fund	(880,438)
Strategic Emerging Markets Fund	(11,514,744)

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$62,765	$-	$-
Short-Duration Bond Fund	10,787,757	4,184,393	-
Inflation-Protected and Income Fund	11,015,941	3,094,039	-
Core Bond Fund	62,377,274	10,383,566	-
Diversified Bond Fund	4,397,509	1,687,297	-
High Yield Fund	16,490,081	-	-
International Bond Fund	760,449	128,294	-
Balanced Fund	2,290,396	-	-
Value Fund	2,438,679	-	-
Disciplined Value Fund	6,444,354	-	-
Main Street Fund	1,991,991	-	-
Capital Appreciation Fund	2,793,191	-	-
Disciplined Growth Fund	4,181,831	822,266	-
Small Cap Opportunities Fund	1,305,961	-	-
Global Fund	4,249,509	-	-
International Equity Fund	6,824,568	15,006,972	-
Focused International Fund	1,965,501	-	-
Strategic Emerging Markets Fund	1,144,424	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$25,541	$-	$-
Short-Duration Bond Fund	13,902,272	4,089,355	-
Inflation-Protected and Income Fund	13,275,211	-	-
Core Bond Fund	60,425,969	7,095,542	-
Diversified Bond Fund	9,056,942	3,818,339	-
High Yield Fund	12,418,263	-	-
International Bond Fund	1,708,504	-	-
Balanced Fund	2,301,979	-	-
Value Fund	2,699,872	-	-
Disciplined Value Fund	4,995,771	-	-
Main Street Fund	1,156,725	-	-
Capital Appreciation Fund	2,280,918	-	-
Disciplined Growth Fund	2,406,244	-	-
Small Cap Opportunities Fund	1,026,755	-	-
Global Fund	4,565,433	-	-
International Equity Fund	7,203,477	46,597,300	-
Focused International Fund	497,185	-	-
Strategic Emerging Markets Fund	1,555,673	17,677,235	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2013:

Amount
Global Fund	$187,980
International Equity Fund	246,936
Focused International Fund	93,752
Strategic Emerging Markets Fund	321,718

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$7,324	$(829,466)	$(72,299)	$-
Short-Duration Bond Fund	9,038,238	(804,031)	(58,920)	(428,248)
Inflation-Protected and Income Fund	5,400,315	9,062,776	(29,541)	(1,007,028)
Core Bond Fund	32,972,795	-	(10,316,829)	11,460,939
Diversified Bond Fund	2,079,702	(283,674)	(39,653)	(67,600)
High Yield Fund	11,707,812	3,498,034	(18,499)	1,420,004

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
International Bond Fund	$-	$488,314	$(4,139)	$(1,557,552)
Balanced Fund	3,211,513	4,740,834	(22,667)	7,719,036
Value Fund	1,531,476	(56,268,278)	(47,180)	10,756,713
Disciplined Value Fund	4,377,033	(65,368,812)	(28,795)	23,317,463
Main Street Fund	1,152,370	(32,973,953)	(17,214)	42,736,120
Capital Appreciation Fund	1,014,492	2,611,116	(46,677)	64,252,694
Disciplined Growth Fund	32,281,215	23,541,830	(12,769)	26,303,131
Small Cap Opportunities Fund	930,813	(3,794,999)	(30,133)	33,798,128
Global Fund	3,716,517	(3,307,333)	(38,654)	129,621,652
International Equity Fund	9,617,464	35,738,094	(78,784)	138,334,654
Focused International Fund	1,796,017	(15,502,124)	(890,963)	9,861,469
Strategic Emerging Markets Fund	1,397,726	(1,418,240)	(11,525,743)	6,036,397

During the year ended September 30, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$–	$(34)	$34
Short-Duration Bond Fund	–	(3,018,993)	3,018,993
Inflation-Protected and Income Fund	–	(2,062,961)	2,062,961
Core Bond Fund	–	(3,161,525)	3,161,525
Diversified Bond Fund	–	373,595	(373,595)
High Yield Fund	(87,994)	27,776	60,218
International Bond Fund	(1,891,202)	2,987,499	(1,096,297)
Balanced Fund	–	(75,599)	75,599
Value Fund	–	(1,132)	1,132
Disciplined Value Fund	392	176,267	(176,659)
Main Street Fund	–	19,915	(19,915)
Capital Appreciation Fund	–	(34,428)	34,428
Disciplined Growth Fund	(12)	136,663	(136,651)
Small Cap Opportunities Fund	(975)	(16,912)	17,887
Global Fund	–	51,941	(51,941)
International Equity Fund	–	(326,258)	326,258
Focused International Fund	–	(478,323)	478,323
Strategic Emerging Markets Fund	–	310,958	(310,958)

The Funds did not have any unrecognized tax benefits at September 30, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2013, was as follows:

	Number of Shares Held as of 9/30/12	Purchases	Sales	Number of Shares Held as of 9/30/13	Value as of 9/30/13	Dividend Income	Net Realized Gain (Loss)
Global Fund
Oppenheimer Institutional Money Market Fund Class E*	5,182,105	55,105,437	54,315,674	5,971,868	$5,971,868	$6,163	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	15,511,786	132,605,692	128,529,415	19,588,063	$19,588,063	$18,254	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction (“LBO”) by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Continued)

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”) in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

11.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to September 30, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 1, 2013, OFI Global Institutional, Inc. replaced Baring International Investment Limited as subadviser to the Strategic Emerging Markets Fund.

12.	Fund Liquidations

The Trustees approved a Plan of Liquidation and Termination pursuant to which the International Bond Fund was dissolved. Effective on November 8, 2013 (the “Termination Date”), shareholders of the various classes of the shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

The Trustees also approved a Plan of Liquidation and Termination pursuant to which it is expected that the Capital Appreciation Fund will be dissolved. Effective on or after May 16, 2014 (the “Termination Date”), shareholders of the various classes of the shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund (formerly known as MassMutual Premier Small/Mid Cap Opportunities Fund), MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2013, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for the year ended September 30, 2013, for the eleven months ended September 30, 2012, and for the year ended October 31, 2011, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2013, the results of their operations for the year then ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for the year ended September 30, 2013, for the eleven months ended September 30, 2012, and for the year ended October 31, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 25, 2013

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee Chairman	Since 2003 (2006- 2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2004	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 2012	Retired; Consultant (1999-2009).	130***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2004	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2012	Retired	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President and CEO (since 2012), MassMutual International, LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	92

Eric H. Wietsma Age: 47	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007- 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Bond Fund	0.07%
Balanced Fund	56.61%
Value Fund	100.00%
Disciplined Value Fund	100.00%
Main Street Fund	100.00%
Capital Appreciation Fund	100.00%
Disciplined Growth Fund	65.40%
Small Cap Opportunities Fund	86.78%
Global Fund	41.13%

For the year ended September 30, 2013, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$3,324,706
International Equity Fund	13,116,520
Focused International Fund	2,204,554
Strategic Emerging Markets Fund	3,397,379

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2013:

Qualified Dividend Income
Core Bond Fund	$126,615
Diversified Bond Fund	9,740
Balanced Fund	2,037,830
Value Fund	2,822,685
Disciplined Value Fund	7,518,958
Main Street Fund	3,131,312
Capital Appreciation Fund	4,666,770
Disciplined Growth Fund	5,829,191
Small Cap Opportunities Fund	1,533,651
Global Fund	4,828,972
International Equity Fund	8,280,388
Focused International Fund	1,928,270
Strategic Emerging Markets Fund	2,095,625

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2013, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Capital Appreciation Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these

Other Information (Unaudited) (Continued)

roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2012. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of a number of the Funds, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Diversified Bond Fund, Disciplined Value Fund, Global Fund, High Yield Fund, Inflation-Protected and Income Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, and International Equity Fund. In the related discussion, the Committee noted that MassMutual was proposing a change in administrative service fees for certain classes of the Diversified Bond Fund that would result in a decrease in the total net expense ratios of Classes S, Y, and L, and a slight increase in the total net expense ratio of Class A. After discussion, MassMutual agreed not to implement the change for the Fund’s Class A shares. MassMutual noted that it was proposing a reduction in the administrative service fee for Class L shares of the Inflation-Protected and Income Fund. MassMutual also noted that the Small/Mid Cap Opportunities Fund was expected to be renamed the Small Cap Opportunities Fund and would invest principally in small-cap companies. MassMutual also noted that it was proposing to eliminate the expense limitations for that Fund and for the Disciplined Growth and Disciplined Value Funds, and that each of these Funds would still be quite favorably priced. MassMutual also noted that the rebranding of the Disciplined Growth and Disciplined Value Funds with the emphasis on each Fund’s disciplined investment approach had been very successful, and that each Fund was attracting substantially more assets. MassMutual noted that the Third-Party Report included pro forma expense analyses for the Diversified Bond, Disciplined Growth, Disciplined Value, and Small Cap Opportunities Funds, on the assumption that the proposed changes to those Funds were in effect during the measuring period. Additionally, with respect to the Global and International Equity Funds, MassMutual noted that the Meeting Materials included proposed modifications that are intended to make the fees paid to each Fund’s subadviser more competitive.

The Committee also considered two Funds whose expenses were in the first quartile of their peer groups, and whose performance for the three-year period had been favorable, although their performance was below, although relatively close to, the median of their performance categories (51st percentile) for the one-year period. Those Funds included the Short-Duration Bond Fund (56th percentile) and Balanced Fund (60th percentile). The Committee reviewed this information with MassMutual, including, as applicable, the factors that may have contributed to the decline in relative performance in the most recent year, and determined that further inquiry was not required at this time. In the course of the related discussion, MassMutual noted that, under its proposed fee change for the Balanced Fund, all of the Fund’s expense limitations would expire, reflecting MassMutual’s view that the Fund is well priced and performing well. MassMutual noted that the Third-Party Report included a pro forma expense analysis for the Balanced Fund.

The Committee also considered that, in the case of the Money Market Fund, expense information showed the Fund to be in the second quartile of its peer group, and performance information showed the Fund to have had first quartile investment performance in its performance category for the one-year period, showing an improvement from a third-quartile performance ranking for the three-year period. The Committee reviewed with MassMutual the factors that had led to the improvement in performance and considered factors that may have contributed to the less favorable three-year performance number. They noted in particular the difficulty of comparing money market fund returns and expenses in the current market environment, but recognized the relatively favorable comparative information provided regarding the Money Market Fund.

The Committee considered information regarding the other Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had favorable expenses, first quartile, but had achieved unfavorable relative performance.

•	Core Bond Fund – The Committee considered MassMutual’s statements that the Fund’s subadviser, generally manages the Fund in a relatively conservative manner, attempting to realize much of the benefit of “up” markets, while protecting against substantial declines in value in “down” markets. MassMutual noted that the Fund’s subadviser tends to underperform in markets like the ones presented by the current market environment, which favor higher risk assets. MassMutual noted that the Fund has outperformed its benchmark index in three of the last four years.

Other Information (Unaudited) (Continued)

•	International Bond Fund – The Committee considered that the Fund had experienced fourth-quartile one-year and three-year performance. The Committee considered MassMutual’s statements that the Fund is managed against a benchmark that does not include U.S. Government or corporate bonds, but that the category against which its performance is compared is the World Bond category, which has a heavy allocation to U.S. Government and corporate bonds. MassMutual noted that U.S. Government and corporate bonds have strongly outperformed in recent years. In the course of the discussion, MassMutual informed the Committee that it is considering proposing to the Trustees that the Fund be liquidated.

•	Value Fund – The Committee considered MassMutual’s statements that the Fund’s one- and three-year periods of relative underperformance were due principally to four consecutive quarters of underperformance in the volatile period of 2011–2012. The Committee considered that, in the first quarter of 2013, the subadviser had implemented a change in the leadership of the Fund’s portfolio management team that is expected to implement a more diversified, potentially less volatile investment program for the Fund. The Committee determined to keep the Fund under heightened review in the coming year.

•	Capital Appreciation Fund – The Committee considered MassMutual’s statements that the Fund’s relative performance has improved since the Fund’s portfolio management team was changed by its subadviser in 2010, although the Fund’s comparative performance since that time has been below the median of its category. The Committee considered MassMutual’s statements that it continues to have strong confidence in the subadviser and the current portfolio management team, and is not recommending any changes to the management of the Fund both in light of its low total net expense ratio and the potential MassMutual sees in the portfolio management team. MassMutual also noted that the Meeting Materials included proposed modifications that are intended to make the fees paid to the Fund’s subadviser more competitive.

•	Focused International Fund and Strategic Emerging Markets Fund – The Committee noted that both Funds had achieved fourth quartile comparative three-year returns, although the one-year comparative return of the Premier Strategic Emerging Markets Fund had improved in the one-year period to the third quartile. MassMutual noted its disappointment in the Funds’ comparative performance records and reported that it is working with the Funds’ subadviser to seek to improve the Funds’ relative performance. The Committee determined to monitor developments in respect of both Funds carefully in the coming year. The Committee noted that both Funds have total net expense ratios in the first comparative quartile (the Strategic Emerging Markets Fund’s being in the first comparative percentile). In the course of the related discussion, MassMutual undertook to come back to the Trustees at their May meeting with a discussion of a possible “rebuild” of the Strategic Emerging Markets Fund.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

The amendments to the subadvisory agreements for the Capital Appreciation, Global, and International Equity Funds became effective on June 1, 2013.

At their meeting in August 2013, the Trustees, including the Independent Trustees, approved a new subadvisory agreement (“New Subadvisory Agreement”) with OFI Global Institutional for the Strategic Emerging Markets Fund (the “Fund”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) OFI Global Institutional and its respective personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that OFI Global Institutional will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of OFI Global Institutional; and (v) the fees payable to OFI Global Institutional by MassMutual for the Fund and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual’s projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of OFI Global Institutional appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on October 1, 2013.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2013:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class S	$1,000	0.14%	$1,000.00	$0.71	$1,024.80	$0.72
Class Y	1,000	0.14%	1,000.00	0.71	1,024.80	0.72
Class A	1,000	0.13%	1,000.00	0.66	1,024.80	0.67
Short-Duration Bond Fund
Class Z	1,000	0.35%	1,005.70	1.79	1,023.70	1.80
Class S	1,000	0.54%	1,004.70	2.76	1,022.70	2.78
Class Y	1,000	0.59%	1,004.80	3.01	1,022.50	3.04
Class L	1,000	0.67%	1,003.80	3.42	1,022.10	3.45
Class A	1,000	0.92%	1,002.90	4.70	1,020.80	4.74
Class N	1,000	1.22%	1,001.00	6.22	1,019.30	6.28

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class Z	$1,000	0.45%	$936.20	$2.22	$1,023.20	$2.32
Class S	1,000	0.56%	936.20	2.76	1,022.60	2.89
Class Y	1,000	0.66%	935.20	3.25	1,022.10	3.40
Class L	1,000	0.74%	934.90	3.65	1,021.70	3.81
Class A	1,000	0.96%	933.40	4.73	1,020.60	4.94
Class N	1,000	1.26%	932.80	6.21	1,019.10	6.48
Core Bond Fund
Class Z	1,000	0.38%	984.30	1.92	1,023.50	1.96
Class S	1,000	0.59%	983.40	2.98	1,022.50	3.04
Class Y	1,000	0.64%	983.30	3.23	1,022.20	3.30
Class L	1,000	0.71%	983.30	3.59	1,021.90	3.66
Class A	1,000	0.96%	982.20	4.85	1,020.60	4.94
Class N	1,000	1.28%	979.90	6.46	1,019.00	6.58
Diversified Bond Fund
Class Z	1,000	0.22%	986.10	1.11	1,024.40	1.13
Class S	1,000	0.63%	984.10	3.18	1,022.30	3.25
Class Y	1,000	0.71%	983.30	3.59	1,021.90	3.66
Class L	1,000	0.78%	983.30	3.94	1,021.50	4.02
Class A	1,000	1.05%	981.20	5.30	1,020.10	5.40
High Yield Fund
Class Z	1,000	0.50%	1,025.50	2.58	1,022.90	2.58
Class S	1,000	0.70%	1,023.30	3.61	1,021.90	3.61
Class Y	1,000	0.75%	1,023.30	3.87	1,021.70	3.86
Class L	1,000	0.90%	1,023.60	4.64	1,020.90	4.63
Class A	1,000	1.15%	1,021.60	5.92	1,019.60	5.92
Class N	1,000	1.45%	1,019.20	7.46	1,018.10	7.46
International Bond Fund
Class S	1,000	0.75%	997.90	3.82	1,021.70	3.86
Class Y	1,000	0.80%	996.90	4.07	1,021.40	4.12
Class L	1,000	0.95%	997.00	4.83	1,020.60	4.89
Class A	1,000	1.20%	995.90	6.10	1,019.40	6.17
Balanced Fund
Class S	1,000	0.63%	1,043.00	3.28	1,022.30	3.25
Class Y	1,000	0.79%	1,041.50	4.11	1,021.50	4.07
Class L	1,000	0.94%	1,041.10	4.89	1,020.70	4.84
Class A	1,000	1.19%	1,039.40	6.18	1,019.40	6.12
Value Fund
Class S	1,000	0.63%	1,089.60	3.35	1,022.30	3.25
Class Y	1,000	0.73%	1,088.60	3.88	1,021.80	3.76
Class L	1,000	0.84%	1,088.80	4.47	1,021.20	4.33
Class A	1,000	1.13%	1,086.40	6.01	1,019.70	5.82
Class N	1,000	1.44%	1,085.00	7.65	1,018.10	7.40
Disciplined Value Fund
Class S	1,000	0.54%	1,069.40	2.85	1,022.70	2.78
Class Y	1,000	0.64%	1,068.10	3.37	1,022.20	3.30
Class L	1,000	0.78%	1,067.90	4.11	1,021.50	4.02
Class A	1,000	1.03%	1,066.20	5.42	1,020.20	5.30
Class N	1,000	1.33%	1,064.20	7.00	1,018.70	6.84

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class S	$1,000	0.71%	$1,099.00	$3.80	$1,021.90	$3.66
Class Y	1,000	0.76%	1,099.60	4.07	1,021.60	3.91
Class L	1,000	0.91%	1,098.20	4.86	1,020.80	4.69
Class A	1,000	1.16%	1,097.10	6.20	1,019.60	5.97
Class N	1,000	1.46%	1,094.60	7.79	1,018.00	7.51
Capital Appreciation Fund
Class S	1,000	0.71%	1,075.70	3.76	1,021.90	3.66
Class Y	1,000	0.82%	1,075.00	4.34	1,021.30	4.22
Class L	1,000	0.97%	1,074.60	5.13	1,020.50	4.99
Class A	1,000	1.09%	1,074.00	5.76	1,019.90	5.61
Class N	1,000	1.46%	1,071.10	7.70	1,018.00	7.51
Disciplined Growth Fund
Class S	1,000	0.54%	1,105.00	2.90	1,022.70	2.78
Class Y	1,000	0.63%	1,103.90	3.38	1,022.30	3.25
Class L	1,000	0.76%	1,103.30	4.07	1,021.60	3.91
Class A	1,000	1.02%	1,102.30	5.46	1,020.30	5.25
Small Cap Opportunities Fund
Class S	1,000	0.71%	1,146.80	3.88	1,021.90	3.66
Class Y	1,000	0.80%	1,145.90	4.37	1,021.40	4.12
Class L	1,000	0.91%	1,145.10	4.97	1,020.80	4.69
Class A	1,000	1.16%	1,144.00	6.34	1,019.60	5.97
Global Fund
Class S	1,000	0.89%	1,100.80	4.76	1,020.90	4.58
Class Y	1,000	1.03%	1,100.60	5.51	1,020.20	5.30
Class L	1,000	1.14%	1,100.10	6.10	1,019.70	5.87
Class A	1,000	1.43%	1,098.60	7.65	1,018.20	7.35
Class N	1,000	1.52%	1,097.40	8.12	1,017.70	7.81
International Equity Fund
Class S	1,000	1.07%	1,116.40	5.77	1,020.00	5.51
Class Y	1,000	1.10%	1,116.60	5.93	1,019.90	5.66
Class L	1,000	1.25%	1,115.70	6.74	1,019.10	6.43
Class A	1,000	1.50%	1,113.70	8.08	1,017.80	7.71
Focused International Fund
Class Z	1,000	0.97%	1,063.90	5.10	1,020.50	4.99
Class S	1,000	1.09%	1,061.20	5.72	1,019.90	5.61
Class Y	1,000	1.16%	1,061.40	6.09	1,019.60	5.97
Class L	1,000	1.32%	1,061.10	6.93	1,018.80	6.79
Class A	1,000	1.57%	1,059.80	8.24	1,017.50	8.07
Class N	1,000	1.96%	1,058.00	10.28	1,015.50	10.07
Strategic Emerging Markets Fund
Class Z	1,000	0.99%	974.10	4.98	1,020.40	5.10
Class S	1,000	1.15%	972.80	5.78	1,019.60	5.92
Class Y	1,000	1.25%	972.50	6.28	1,019.10	6.43
Class L	1,000	1.40%	971.80	7.03	1,018.30	7.20
Class A	1,000	1.65%	969.90	8.28	1,017.10	8.48

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

November 29, 2013

©2013 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4544 1113 C:31113-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Barings Dynamic Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“In our view, one of the most effective ways you can prepare for retirement is by establishing a long-term investment plan that is suited to how comfortable you are with the market’s ups and downs, how long you have to save and invest before retirement, and what your specific retirement goals are.”

September 30, 2013

I am pleased to present you with the MassMutual Barings Dynamic Allocation Fund Annual Report, covering the year ended September 30, 2013. Equities in the U.S. and abroad mostly advanced for the year, with many widely followed indexes posting double-digit returns. Political wrangling in Washington, the near-term future of the Federal Reserve’s Quantitative Easing program (“QE”), and news-making events from across the globe drove periods of volatility in both the stock and bond markets and kept the attention of investors throughout the period. Foreign stock markets were also positive for the year, and investor confidence mainly increased throughout the period. A depreciating U.S. dollar also helped boost the returns of foreign stocks for U.S. investors. Conversely, domestic fixed-income investments lost traction in the U.S. for the period.

The generally strong performance of equity markets during the year was encouraging, but investors are wise to avoid basing investment decisions on short-term trends, whether positive or negative. Adhering to certain investment guidelines, such as the ones below, can also help you along the way.

Investment guidelines to keep in mind

You are likely in it for the long run

Investing for retirement is not something that happens overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

Make informed choices and seek professional guidance

You want to be confident you are giving yourself the best opportunity for success in your retirement investing, so it is important to select an appropriate combination of investments that aligns with that goal. If you work with a financial professional, this may be an excellent time to consider contacting him or her to help you monitor and evaluate your personal retirement investment strategy, make any appropriate adjustments, and help ensure that your plan remains compatible with your retirement income objectives.

Contribute as much as you can

When it comes to retirement planning, there are a lot of things you cannot control, such as the performance of the financial markets. But you can control how often and how much you save. Contributing as much as you can to your retirement account, and increasing those contributions when you are able, will help you to keep your investment goals on track.

1

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to prepare for your future – one you can prepare to enjoy on your terms. In our view, one of the most effective ways you can prepare for retirement is by establishing a long-term investment plan that is suited to how comfortable you are with the market’s ups and downs, how long you have to save and invest before retirement, and what your specific retirement goals are. Thank you for your ongoing confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2013

Stock markets continue upward march despite ongoing challenges

For the year ended September 30, 2013, investors drove stocks higher in an environment that included the U.S. presidential election, multiple political standoffs over the federal budget, the acceleration of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), mixed trends in economic indicators in the U.S., and varying degrees of economic recovery in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight. In September 2012, the Fed increased the bond purchases that constitute QE to $85 billion, adding $45 billion in mortgage-backed securities to a monthly shopping list that already included $40 billion in longer-dated Treasuries. The Fed’s actions helped support the prices of bonds by keeping demand high and contributed to the positive environment for stocks. The Fed kept QE in full force for the entire yearlong period and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases.

The price of oil traded up and down, but followed an overall trend of advancement throughout much of the year. The commodity started the period on October 1, 2012 at more than $92 per barrel, dipped to $85 in November, crested above $110 in early September, and closed the year at about $102. Gas prices declined throughout the fourth quarter of 2012, giving consumers some relief at the pumps at the beginning of the period, but rose substantially in the first quarter of 2013. The average price moved in a range between approximately $3.50 and 3.70 per gallon for much of the second and third quarter before dropping to around $3.40 by the end of the yearlong period. Gold lost some of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,771 per ounce and mainly drifted downward before closing at approximately $1,328 at the end of September 2013.

Market performance

Equity markets rewarded investors once again during the year ended September 30, 2013. The Russell 2000® Index, representing small-capitalization stocks, was the leader among broad-market indexes in the U.S., rising an impressive 30.06%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, also did well and gained 23.77%. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 21.03% for the year. The S&P 500® Index of large-capitalization U.S. stocks posted a 19.34% advance, while the blue-chip Dow Jones Industrial AverageSM rose 15.59%. Stocks from developing economies did not fare as well as most other categories, but still landed in positive territory, with the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, managing a 0.98% return for the year.

Bonds underperformed equities by a substantial margin during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 1.68%. Unrelenting low interest rates continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.07%. Investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.14% for the year.*

Fourth quarter 2012: Many U.S. stocks down for the quarter

During the fourth quarter of 2012, investors first focused primarily on the U.S. national elections and then turned their attention to the “fiscal cliff.” (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The elections and fiscal cliff created two major sources of uncertainty for the financial markets. Despite the uncertainty, U.S. stocks fell only modestly in the fourth quarter, but the slight change from beginning to end masked considerable volatility during the period. Signs of continued economic recovery in the United States gave investors some reason for optimism, despite the challenges brought about by the fiscal cliff. In October 2012, the Department of Labor reported an unexpected drop in the unemployment rate – from 8.1% to 7.8%. That same month, momentum in the housing market continued, as it was reported that the year-over-year median sales price rose the most since 2005 on strong demand, and housing starts surged by 15% to the highest level in four years.

Superstorm Sandy battered the East Coast as October drew to a close, bringing widespread damage and flooding and forcing U.S. financial markets to suspend operations for two days. In November, equity investors seemed relieved that the U.S. presidential election was over, but fiscal cliff concerns accelerated along with worries about the long-term economic impact of Superstorm Sandy. Aside from the fiscal cliff drama, the month of December was generally good for economic data, as job growth, increased construction spending, and an unexpected increase in vehicle sales were bright spots early in the month. In addition, reports released later in the month indicated an upward revision of more than 3% to the third-quarter gross domestic product (“GDP”) final reading, continued strength in housing data, and increases in consumer spending and incomes.

In news from around the world, the European Union (“EU”) won the Nobel Peace Prize in October 2012, signaling the Nobel Committee’s approval of the EU’s and the European Central Bank’s support of Greece, Portugal, and Spain. In November, Greece’s parliament hesitated to vote for another round of austerity, which caused European equities and the euro currency to sell off. In December, Japan’s announcement of stimulus to expand the country’s asset purchase program by more than 10% contributed to weakness in the Japanese yen. After slowing for much of 2012, China’s economy stabilized somewhat, along with other emerging markets in fourth-quarter 2012. China’s trade surplus ended 2012 at a four-year high, but the nation’s total trade growth rate was below the government’s target.

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the fiscal cliff were confirmed late on January 1, 2013. In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. In February, uncertainty over Italian elections led to a hung parliament, which struck fresh fears into the euro zone. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

4

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for current Fed Chairman Bernanke, who is expected to step down in January 2014. Summers’ decision seemed to clear the field for Fed Vice Chairwoman Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default. Sixteen days into the shutdown, legislators worked out a deal to fix both issues for the short term, President Obama signed the bill into law in the early hours of October 17, and federal workers were expected to return to work that same day.

In the waning days and aftermath of the year ended September 2013, investors got some insight into the kinds of challenges that may create market disruptions in the coming year, including the inevitable end of QE and new rounds of political wrangling in Washington over the federal budget and U.S. debt ceiling, which are likely to occur in January and February 2014, respectively. Investors will also keep an eye out for improving economic growth here and abroad to create a favorable environment for stocks and bonds once QE ends. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Barings Dynamic Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks positive total real return by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded funds (“ETFs”), and derivatives. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2013?

The Fund’s Class S shares returned 7.70%, substantially underperforming the 20.21% return of the Morgan Stanley Capital International (“MSCI”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Fund’s 7.70% return outperformed the 1.20% return of the Consumer Price Index for All Urban Consumers (CPI-U), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s gold holdings contributed to the Fund’s underperformance, as the price of the precious metal dropped substantially over the course of the year. Likewise, the Fund’s position in 30-year U.S. Treasury bonds, meant to provide diversification and protection against a weakening equity market, suffered when bonds sold off after comments by Federal Reserve (the “Fed”) Chairman Bernanke regarding the possibility the central bank would begin “tapering” the bond purchases that constitute its Quantitative Easing program (QE). Among equity holdings, the Fund’s positions in European equities hindered performance.

Tactical shifts in portfolio risk and allocation changes across asset classes primarily drove the Fund’s performance for the year. The Fund entered the fourth quarter of 2012 with a rather cautious stance and a tilt towards U.S. equities and fixed income, in particular U.S. corporate bonds.

U.S. equity holdings proved to be the most significant contributors to performance for the year. Overall, sector allocations to U.S. equities proved beneficial, in particular positions in U.S. financials and consumer discretionary stocks. Likewise, a tactical move into yen-hedged Japanese equities in February proved timely. Our positive view on Japan centered on the Bank of Japan’s aggressive policies to weaken the yen and spur inflation. Lastly, among fixed-income holdings, U.S. high-yield credit was by far the largest positive contributor, followed by Hungarian government bonds.

The portfolio’s only exposure to derivatives came from a long position in a EuroStoxx 50 index-traded future contract to gain exposure to European equities. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) The Fund held the position in the index-traded future contract for roughly 30 days before swapping into an ETF, which offered the access to the same component of the market. The index-traded future contract had no impact on performance versus holding the ETF.

6

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

At the end of the yearlong period, the Fund’s portfolio positioning reflected our positive outlook for stocks and other “risk assets” over the next 12- to 18-month period. In particular, we think that U.S. economic growth is likely to accelerate, which could have spillover effects into other markets, such as Europe. We believe that equities may have the potential to be the best-performing asset class over the near term, led by accelerating earnings growth, while bonds could struggle to post gains, and cash may yield zero. Our positive outlook for equities assumes the markets will likely continue to be influenced by unorthodox and hard-to-predict monetary and fiscal policy decisions.

MassMutual Barings Dynamic Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/13

Mutual Funds*	84.8%
Bonds & Notes	7.8%

Total Long-Term Investments	92.6%
Short-Term Investments and Other Assets and Liabilities	7.4%

Net Assets	100.0%

*Category includes ETFs.

7

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class Z, Class S, Class A, Class A (sales load deducted), Class Y, Class L, the MSCI World Index, and the CPI-U.

TOTAL RETURN	One Year 10/1/12 - 9/30/13	Since Inception Average Annual 11/28/11 - 9/30/13
Class Z	7.90%	7.84%
Class S	7.70%	7.72%
Class A	7.24%	7.22%
Class A (sales load deducted)*	1.07%	3.84%
Class Y	7.50%	7.56%
Class L	7.43%	7.45%
MSCI World Index#	20.21%	23.08%
CPI-U	1.20%	1.89%	+

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

+ From 12/1/11.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index and the CPI-U are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments

September 30, 2013

	Principal Amount	Value
BONDS & NOTES — 7.8%

SOVEREIGN DEBT OBLIGATIONS — 4.8%
Australia Government Bond AUD (a) (b) 3.250% 4/21/29	644,000	$528,248
Hungary Government Bond HUF (b) 6.750% 2/24/17	87,460,000	422,374
Poland Government Bond PLN (b) 5.000% 4/25/16	1,000	333
United Mexican States MXN (b) 10.000% 12/05/24	1,170,000	117,561

		1,068,516

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,042,496)		1,068,516

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds & Notes — 3.0%
U.S. Treasury Bond 2.875% 5/15/43	$344,500	292,411
U.S. Treasury Inflation Index 3.375% 4/15/32	140,551	196,771
U.S. Treasury Note 2.125% 8/15/21	182,400	180,906

		670,088

TOTAL U.S. TREASURY OBLIGATIONS (Cost $710,511)		670,088

TOTAL BONDS & NOTES (Cost $1,753,007)		1,738,604

	Number of Shares

MUTUAL FUNDS — 84.8%
Commodity Fund — 1.0%
PowerShares DB Agriculture Fund (c)	8,411	212,714

Diversified Financial — 83.8%
iShares Gold Trust	29,059	374,570
iShares iBoxx $ High Yield Corporate Bond Fund	13,742	1,258,218
iShares MSCI Japan Index Fund	270,031	3,216,069
iShares MSCI United Kingdom Index Fund	150,352	2,949,906
iShares S&P Global Industrials Sector Index Fund (d)	17,293	1,135,804
SPDR Gold Trust (c)	221	28,326

	Number of Shares	Value
SPDR S&P 500 ETF Trust	17,831	$2,997,391
State Street Navigator Securities Lending Prime Portfolio (e)	678,309	678,309
Vanguard Consumer Discretionary ETF	14,908	1,473,209
Vanguard Financials ETF (d)	35,790	1,460,590
Vanguard FTSE Europe ETF	37,188	2,027,118
Vanguard Information Technology ETF (d)	6,962	562,042
Vanguard MSCI Emerging Markets ETF	14,254	571,728

		18,733,280

TOTAL MUTUAL FUNDS (Cost $17,914,708)		18,945,994

TOTAL LONG-TERM INVESTMENTS (Cost $19,667,715)		20,684,598

	Principal Amount
SHORT-TERM INVESTMENTS — 11.5%
Repurchase Agreement — 8.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/13, 0.010%, due 10/01/13 (f)	$1,808,708	1,808,708

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/13	10,056	10,056

U.S. Treasury Bills — 3.4%
U.S. Treasury Bill 0.000% 11/14/13	762,800	762,759

TOTAL SHORT-TERM INVESTMENTS (Cost $2,581,523)		2,581,523

TOTAL INVESTMENTS — 104.1% (Cost $22,249,238) (g)		23,266,121

Other Assets/(Liabilities) — (4.1)%		(911,380)

NET ASSETS — 100.0%		$22,354,741

Notes to Consolidated Portfolio of Investments

AUD	Australian Dollar
ETF	Exchange-Traded Fund
HUF	Hungarian Forint
MXN	Mexican Peso
PLN	Polish Zloty

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments (Continued)

(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2013, these securities amounted to a value of $528,248 or 2.36% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Non-income producing security.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2013, was $664,857. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $1,808,709. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/28, and an aggregate market value, including accrued interest, of $1,846,441.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

10

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MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2013

Assets:
Investments, at value (Note 2) (a)	$20,684,598
Short-term investments, at value (Note 2) (b)	2,581,523

Total investments (c)	23,266,121

Receivables from:
Open forward foreign currency contracts (Note 2)	5,943
Investment adviser (Note 3)	10,857
Interest and dividends	50,149

Total assets	23,333,070

Liabilities:
Payables for:
Open forward foreign currency contracts (Note 2)	215,116
Securities on loan (Note 2)	678,309
Trustees’ fees and expenses (Note 3)	890
Affiliates (Note 3):
Investment management fees	15,430
Administration fees	7,236
Service fees	730
Accrued expense and other liabilities	60,618

Total liabilities	978,329

Net assets	$22,354,741

Net assets consist of:
Paid-in capital	$20,367,768
Undistributed (accumulated) net investment income (loss)	369,230
Accumulated net realized gain (loss) on investments and foreign currency transactions	809,478
Net unrealized appreciation (depreciation) on investments and foreign currency translations	808,265

Net assets	$22,354,741

(a) Cost of investments:	$19,667,715
(b) Cost of short-term investments:	$2,581,523
(c) Securities on loan with market value of:	$664,857

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2013

Class Z shares:
Net assets	$11,420,156

Shares outstanding (a)	1,016,446

Net asset value, offering price and redemption price per share	$11.24

Class S shares:
Net assets	$4,012,953

Shares outstanding (a)	357,479

Net asset value, offering price and redemption price per share	$11.23

Class Y shares:
Net assets	$4,148,967

Shares outstanding (a)	370,318

Net asset value, offering price and redemption price per share	$11.20

Class L shares:
Net assets	$1,635,769

Shares outstanding (a)	146,084

Net asset value, offering price and redemption price per share	$11.20

Class A shares:
Net assets	$1,136,896

Shares outstanding (a)	101,641

Net asset value and redemption price per share	$11.19

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.87

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2013

Investment income (Note 2):
Dividends	$388,971
Interest	71,076
Securities lending net income	22,628

Total investment income	482,675

Expenses (Note 3):
Investment management fees	164,582
Custody fees	6,763
Audit fees	44,925
Legal fees	49,404
Proxy fees	1,028
Shareholder reporting fees	18,607
Trustees’ fees	1,483
Subsidiary administration fees	29,871

316,663
Administration fees:
Class Z	2,777
Class S	4,646
Class Y	8,547
Class L	5,676
Class A	3,897
Service fees:
Class A	2,783

Total expenses	344,989
Expenses waived (Note 3):
Class Z fees reimbursed by adviser	(13,475)
Class S fees reimbursed by adviser	(5,636)
Class Y fees reimbursed by adviser	(5,656)
Class L fees reimbursed by adviser	(2,361)
Class A fees reimbursed by adviser	(1,959)
Class Z administrative fees waived	(16)
Class S administrative fees waived	(7)
Class Y administrative fees waived	(6)
Class L administrative fees waived	(2)
Class A administrative fees waived	(2)
Class Z management fees waived	(3,089)
Class S management fees waived	(1,292)
Class Y management fees waived	(1,297)
Class L management fees waived	(541)
Class A management fees waived	(372)
Subsidiary expenses waived (Note 3)	(85,775)

Net expenses	223,503

Net investment income (loss)	259,172

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,019,972
Futures contracts	23,062
Foreign currency transactions	43,925

Net realized gain (loss)	1,086,959

Net change in unrealized appreciation (depreciation) on:
Investment transactions	206,527
Translation of assets and liabilities in foreign currencies	(170,108)

Net change in unrealized appreciation (depreciation)	36,419

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,123,378

Net increase (decrease) in net assets resulting from operations	$1,382,550

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2013	Period Ended September 30, 2012*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$259,172	$105,678
Net realized gain (loss) on investment transactions	1,086,959	(177,150)
Net change in unrealized appreciation (depreciation) on investments	36,419	771,846

Net increase (decrease) in net assets resulting from operations	1,382,550	700,374

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(93,058)	(13,411)
Class S	(38,621)	(13,115)
Class Y	(35,546)	(3,653)
Class L	(13,658)	(3,531)
Class A	(6,501)	(3,295)

Total distributions from net investment income	(187,384)	(37,005)

From net realized gains:
Class Z	(56,983)	-
Class S	(25,960)	-
Class Y	(24,088)	-
Class L	(11,023)	-
Class A	(7,750)	-

Total distributions from net realized gains	(125,804)	-

Net fund share transactions (Note 5):
Class Z	7,233,661	3,500,100
Class S	64,581	3,513,215
Class Y	531,175	3,293,753
Class L	(34,929)	1,503,931
Class A	(28,321)	1,044,844

Increase (decrease) in net assets from fund share transactions	7,766,167	12,855,843

Total increase (decrease) in net assets	8,835,529	13,519,212
Net assets
Beginning of year	13,519,212	-

End of year	$22,354,741	$13,519,212

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$369,230	$69,608

*	Fund commenced operations on November 28, 2011.

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations:			Less distributions to shareholders:						Ratios / Supplemental Data:
	Net asset value, beginning of period	Net investment income (loss) [c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total Return [1,m]		Net assets, end of period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers [j]		Net investment income (loss) to average daily net assets
Class Z
09/30/13	$10.62	$0.16	$0.65	$0.81	$(0.12)	$(0.07)	$(0.19)	$11.24	7.90%		$11,420	1.63%		1.02%		1.42%
09/30/12[g]	10.00	0.11	0.55	0.66	(0.04)	-	(0.04)	10.62	6.51%	[b]	3,716	3.16%	[a]	1.02%	[a]	1.31%	[a]
Class S
09/30/13	$10.61	$0.15	$0.65	$0.80	$(0.11)	$(0.07)	$(0.18)	$11.23	7.70%		$4,013	1.72%		1.11%		1.35%
09/30/12[g]	10.00	0.11	0.54	0.65	(0.04)	-	(0.04)	10.61	6.50%	[b]	3,727	3.25%	[a]	1.11%	[a]	1.22%	[a]
Class Y
09/30/13	$10.60	$0.13	$0.65	$0.78	$(0.11)	$(0.07)	$(0.18)	$11.20	7.50%		$4,149	1.82%		1.21%		1.21%
09/30/12[g]	10.00	0.09	0.55	0.64	(0.04)	-	(0.04)	10.60	6.39%	[b]	3,395	3.35%	[a]	1.21%	[a]	1.00%	[a]
Class L
09/30/13	$10.59	$0.12	$0.65	$0.77	$(0.09)	$(0.07)	$(0.16)	$11.20	7.43%		$1,636	1.95%		1.34%		1.11%
09/30/12[g]	10.00	0.08	0.55	0.63	(0.04)	-	(0.04)	10.59	6.28%	[b]	1,579	3.48%	[a]	1.34%	[a]	0.96%	[a]
Class A
09/30/13	$10.57	$0.10	$0.65	$0.75	$(0.06)	$(0.07)	$(0.13)	$11.19	7.24%		$1,137	2.20%		1.56%		0.91%
09/30/12[g]	10.00	0.06	0.54	0.60	(0.03)	-	(0.03)	10.57	6.05%	[b]	1,102	3.73%	[a]	1.59%	[a]	0.74%	[a]

	Year ended September 30, 2013	Period ended September 30, 2012[b,g]
Portfolio turnover rate for all share classes	123%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 28, 2011 (commencement of operations) through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the consolidated financial statements.

16

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Barings Dynamic Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Barings Cayman Dynamic Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2013, the Fund’s net assets were $22,354,741, of which $600,697 or 2.7%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations

17

Notes to Consolidated Financial Statements (Continued)

or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

18

Notes to Consolidated Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2013, for the Fund’s investments:

Asset Investments	Level 1	Level 2	Level 3	Total

Sovereign Debt Obligations	$-	$1,068,516	$-	$1,068,516
U.S. Treasury Obligations	-	670,088	-	670,088
Mutual Funds	18,945,994	-	-	18,945,994
Short-Term Investments	-	2,581,523	-	2,581,523

Total Investments	$18,945,994	$4,320,127	$-	$23,266,121

Asset Derivatives
Forward Contracts	$-	$5,943	$-	$5,943

Liability Derivatives
Forward Contracts	$-	$(215,116)	$-	$(215,116)

The liability shown in the Consolidated Statement of Assets and Liabilities related to securities on loan approximates fair value, which would be categorized at Level 2, as of September 30, 2013.

19

Notes to Consolidated Financial Statements (Continued)

The Fund had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2013. The Fund recognizes transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2013. The following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	M

Futures Contracts**
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

At September 30, 2013, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Asset Derivatives
Forward Contracts*	$-	$5,943	$5,943

Liability Derivatives
Forward Contracts^	$-	$(215,116)	$(215,116)

Realized Gain (Loss)#
Forward Contracts	$-	$4,053	$4,053
Futures Contracts	23,062	-	23,062

Total Realized Gain (Loss)	$23,062	$4,053	$27,115

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(169,955)	$(169,955)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$4,588,679	$4,588,679
Futures Contracts	16	-	16

*	Consolidated Statement of Assets and Liabilities location: Receivables from: open forward foreign currency contracts.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies.

20

Notes to Consolidated Financial Statements (Continued)

†	Amount(s) disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2013.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2013, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

21

Notes to Consolidated Financial Statements (Continued)

The Fund had the following open forward foreign currency contracts at September 30, 2013. The Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
JPY	106,500,000	UBS AG	10/16/13	$1,096,993	$(13,435)

Contracts to Deliver
AUD	56,000	Goldman Sachs International	12/17/13	$52,624	$638

AUD	453,000	The Northern Trust Company	12/17/13	425,713	5,187
EUR	632,000	The Northern Trust Company	12/17/13	855,289	118
GBP	1,738,000	The Northern Trust Company	11/05/13	2,671,290	(141,609)

				3,952,292	(136,304)

JPY	301,085,000	JP Morgan Chase Bank	10/16/13	3,003,243	(60,072)

				$7,008,159	$(195,738)

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S.

22

Notes to Consolidated Financial Statements (Continued)

Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Securities Lending

The Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Fund employs an agent to implement its securities lending program and the agent receives a fee from the Fund for its services. In addition, the Fund may be required to pay a rebate to the borrower. Accordingly, the Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended September 30, 2013, the Fund earned securities lending net income as follows:

Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
$28,283	$5,655	$22,628

23

Notes to Consolidated Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records of the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

24

Notes to Consolidated Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fee and Other Transactions

Investment Management Fee

Under an agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for these services, MassMutual receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80%.

MassMutual has also entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC. This agreement provides that Baring manage the investment and reinvestment of the assets of the Fund. Baring receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the annual rate of 0.60%.

The Fund’s subadvisory fee is paid by MassMutual out of the management fee previously disclosed above.

Baring provides investment management services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to Baring based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MassMutual pays Baring in respect of the Fund. The amount of the fee payable by MassMutual to Baring in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to Baring for that period. Under the Fund’s investment management agreement, the amount of the advisory fee payable by the Fund to MassMutual in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to Baring in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class Z	Class S	Class Y	Class L	Class A
0.0300%	0.1200%	0.2200%	0.3500%	0.3500%

The Subsidiary also pays certain other expenses, including administrative, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or

25

Notes to Consolidated Financial Statements (Continued)

(ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to the Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, short sale dividend and loan expense, interest expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class Z*	Class S*	Class Y*	Class L*	Class A**
1.02%	1.11%	1.21%	1.34%	1.50%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through May 31, 2014.
**	Expense cap in effect from June 1, 2013 through May 31, 2014. Prior to June 1, 2013, the expense cap was 1.59%.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of Fund’s shares by affiliated parties at September 30, 2013 was 66.5%.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2013, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$1,211,334	$27,324,737	$915,264	$20,536,965

26

Notes to Consolidated Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2013		Period Ended September 30, 2012*
	Shares	Amount	Shares	Amount
Class Z
Sold	691,261	$7,504,200	350,010	$3,500,100
Issued as reinvestment of dividends	7,473	78,461	-	-
Redeemed	(32,298)	(349,000)	-	-

Net increase (decrease)	666,436	$7,233,661	350,010	$3,500,100

Class S
Sold	-	$-	350,010	$3,500,100
Issued as reinvestment of dividends	6,151	64,581	1,318	13,115
Redeemed	-	-	-	-

Net increase (decrease)	6,151	$64,581	351,328	$3,513,215

Class Y
Sold	52,319	$560,000	319,991	$3,290,100
Issued as reinvestment of dividends	5,690	59,634	367	3,653
Redeemed	(8,049)	(88,459)	-	-

Net increase (decrease)	49,960	$531,175	320,358	$3,293,753

Class L
Sold	2,039	$22,000	148,821	$1,500,400
Issued as reinvestment of dividends	2,352	24,681	355	3,531
Redeemed	(7,483)	(81,610)	-	-

Net increase (decrease)	(3,092)	$(34,929)	149,176	$1,503,931

Class A
Sold	625	$6,645	103,939	$1,041,549
Issued as reinvestment of dividends	1,358	14,251	331	3,295
Redeemed	(4,612)	(49,217)	-	-

Net increase (decrease)	(2,629)	$(28,321)	104,270	$1,044,844

*	For the period November 28, 2011 (commencement of operations) through September 30, 2012.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2013, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2013.

27

Notes to Consolidated Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$22,277,308	$1,319,476	$(330,663)	$988,813

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$313,188	$ -	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2012, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$37,005	$ -	$ -

Capital accounts within consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$687,768	$310,574	$(737)	$989,368

28

Notes to Consolidated Financial Statements (Continued)

During the year ended September 30, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(162,657)	$(65,177)	$227,834

The Fund did not have any unrecognized tax benefits at September 30, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for its returns filed to date. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements management has evaluated the events and transactions subsequent to September 30, 2013, through the date when the consolidated financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of the MassMutual Barings Dynamic Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MassMutual Barings Dynamic Allocation Fund and subsidiary (the “Fund”) as of September 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period November 28, 2011 (commencement of operations) through September 30, 2012, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Barings Dynamic Allocation Fund and subsidiary as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for the year then ended and for the period November 28, 2011 (commencement of operations) through September 30, 2012, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 25, 2013

30

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2012 Since 2012	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee Chairman	Since 2003 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2004	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

31

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2012	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 2012	Retired; Consultant (1999-2009).	130***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2004	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

32

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2012	Retired	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President and CEO (since 2012), MassMutual International, LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	92

33

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	92

Eric H. Wietsma Age: 47	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

34

Federal Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates $240,959 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2013.

35

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2013, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Fund; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and the subadviser.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Fund, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over the one-year period against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning the Fund.

36

The Committee reviewed the expense and performance information for the Fund. (References to the one-year period below are to the period ended December 31, 2012. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund is only recently organized and has not achieved a size that might be conducive to a lower total net expense ratio. In the ensuing discussion, the Committee asked MassMutual to consider a reduction in the expense limitation currently in place with respect to the total net expense ratio of Class A shares of the Fund in light of the Fund’s recent underperformance (fourth quartile for the one-year period). MassMutual considered this request and agreed to reduce the expense limitation with respect to the total next expense ratio of Class A shares of the Fund. With respect to the Fund’s investment performance, the Committee considered that the Fund was formed in November 2011, and so has a relatively short performance history. It considered MassMutual’s statement that funds in the Fund’s comparative universe have quite diverse allocations to equities versus bonds, and that the Fund has generally maintained a relatively conservative allocation to equities, which has hurt relative performance in the recent strong equity markets, but which MassMutual considers to be consistent with the subadviser’s general approach to management of this strategy. The Committee also considered MassMutual’s statements that, although the Fund invests largely in exchange-traded funds, the management fees paid by the Fund are for the strategic and asset-allocation decisions made by the subadviser and are not redundant of fees paid by the ETFs in which the Fund invests.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the Fund, including: (i) a description of the revenue (including management fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of the Fund and the subadvisory process; (ii) MassMutual’s level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the applicable investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts were fair and reasonable with respect to the Fund and were in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

37

Other Information (Unaudited)

Fund Expenses September 30, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2013:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class Z	1,000	1.02%	$1,033.10	5.28	$1,020.30	5.25
Class S	1,000	1.11%	1,033.10	5.75	1,019.80	5.71
Class Y	1,000	1.21%	1,031.30	6.26	1,019.30	6.23
Class L	1,000	1.34%	1,031.30	6.94	1,018.70	6.89
Class A	1,000	1.53%	1,030.40	7.92	1,017.70	7.87

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

38

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

November 29, 2013

©2013 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4544BAM 1113 C:31114-00

Item 2. Code of Ethics.

As of September 30, 2013, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2013, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012 were $571,155 and $585,170, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2013 and for the 11-month period ended September 30, 2012.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012 were $107,080 and $75,826, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2013 and for the 11-month period ended September 30, 2012.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012 were pre-approved by the committee.

(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal year ended September 30, 2013 and the 11-month period ended September 30, 2012 were $2,088,292 and $4,548,641, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date 11/26/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/26/13

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 11/26/13